UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:  August 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy

Annual Report

August 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




October 23, 2006

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the "Strategies") for the annual reporting period ended August 31, 2006. As of May 20, 2005, the Strategies invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser").

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in portfolios of equity securities. The Strategy is designed for investors who seek equity returns without regard to taxes but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of portfolios that invest in growth and value stocks (50% each), with approximately 70% of each in portfolios that invest primarily in U.S. companies and 30% in portfolios that invest primarily in non-U.S. companies. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Strategy can also selectively invest in portfolios that invest primarily in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward equity returns without regard to taxes but also want risk diversification offered by debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted weighting is 60% in portfolios that invest primarily in equity and 40% in portfolios that invest primarily in debt securities. The Strategy's targeted equity blend is an equal weighting of portfolios that invest primarily in growth and value stocks (50% each), with approximately 70% of each investing in portfolios primarily composed of U.S. companies and 30% in portfolios investing primarily in non-U.S. companies. The Strategy's fixed-income portfolios will primarily be investment grade, but may include high yield ("junk bonds") and preferred stock. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Strategy can also selectively invest in portfolios of REITs, which often provide attractive income yet historically have had a low correlation to the other asset classes that can make up the portfolio.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 1


AllianceBernstein Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy is designed for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Normally, the Strategy's targeted weighting is 70% in portfolios that invest primarily in debt securities and 30% in portfolios that invest in equity securities. The Strategy's targeted equity blend is an equal weighting of portfolios that invest in growth and value stocks (50% each), with approximately 70% of each investing in portfolios primarily composed of U.S. companies and 30% in portfolios investing primarily in non-U.S. companies. The Strategy's fixed-income portfolios will be investment grade. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy can also invest in portfolios of REITs, which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2006. Each Strategy's balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index.

AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy Class A shares all outperformed their respective balanced benchmarks for the 12-month period ended August 31, 2006. Results were mixed over the six-month period ended August 31, 2006; AllianceBernstein Wealth Preservation Strategy outperformed its balanced benchmark, while both AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Balanced Wealth underperformed their balanced benchmarks.

The Strategies' approach of seeking return in the international equity markets contributed significantly to overall performance for the Strategies, as international stocks outperformed U.S. stocks. International stocks, as represented by the MSCI EAFE Index, returned 7.94% and 24.28% over the six- and 12-month periods, respectively, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 2.79% and 8.87% over the same periods, respectively. In both U.S. and non-emerging international markets,


2 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


growth stocks underperformed value stocks by a significant margin. Strategy returns, which are 50/50 growth and value in their respective U.S. and international equity markets, were dampened by the underperformance of growth stocks, generally, which reversed some of the gains of the prior period. Growth stocks outperformed value stocks in 2005, due to a favorable environment that rewarded earnings growth. However, in 2006 market volatility increased more than it had in recent years, which led to investor concerns of rising interest rates and inflation. In this environment, growth stocks trailed value stocks.

The U.S. bond market underperformed equities, with the LB U.S. Aggregate Index returning 1.82% and 1.71% for the six- and 12-month periods ended August 31, 2006, respectively, as falling prices offset some of the interest income.

During both the six- and 12-month periods, REITs have been a positive contributor to the Strategies' performance. In 2005, global REITS outperformed the U.S. stock market, providing valuable diversification. Although the real estate markets were not immune from volatility in 2006, REITS continued to be positive contributors to performance.

Market Review and Investment Strategy

Following a prolonged period of low market volatility, concerns about high oil prices, inflation and rising interest rates led to a rise in volatility and a fall in both equities and bonds during the middle of the six-month period ended August 31, 2006. However, these fears eased toward the end of the period as oil prices began to fall and the U.S. Federal Reserve left interest rates unchanged at its August meeting. Equity and bond prices both recovered during this period.

Global equity valuations remain close to their long-term averages, though valuation differences between attractively priced and expensive stocks remain unusually compressed. Long-term interest rates remain low and the Treasury yield curve has inverted, with longer maturity bonds offering less yield than shorter maturities. Credit spreads remain unusually tight.

The Strategies' equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Strategies' fixed-income holdings are positioned in accordance with the diminished opportunity afforded by an environment of low volatility and historically tight spreads across sectors.

As always, the Strategies' Blend Investment Policy Team (the "team") remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with the team's strategic asset allocation targets through a disciplined rebalancing process.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the underlying portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., "junk bonds"), involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 5


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006
                                                             Returns
                                                     -------------------------
                                                      6 Months      12 Months
                                                     ----------    -----------
AllianceBernstein Wealth Appreciation Strategy
   Class A                                              1.70%         13.64%
   Class B                                              1.36%         12.85%
   Class C                                              1.36%         12.85%
   Advisor Class*                                       1.91%         13.99%
   Class R*                                             1.57%         13.20%
   Class K*                                             1.70%         13.60%
   Class I*                                             1.91%         14.03%

70% S&P 500 Stock Index/30% MSCI EAFE Index             4.34%         13.49%

S&P 500 Stock Index                                     2.79%          8.87%

MSCI EAFE Index                                         7.94%         24.28%


* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.



GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/06

AllianceBernstein Wealth Appreciation Strategy Class A: $14,008
70% S&P 500 Stock Index/30% MSCI EAFE Index: $15,015
S&P 500 Stock Index: $13,467
MSCI EAFE Index: $18,628

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein
                 Wealth          70% S&P 500
              Appreciation       Stock Index/    S&P 500
                Strategy           30% MSCI       Stock       MSCI EAFE
                 Class A          EAFE Index      Index         Index
-------------------------------------------------------------------------------
9/2/03*          $ 9,575           $10,000       $10,000       $10,000
8/31/04          $10,473           $11,334       $10,993       $12,129
8/31/05          $12,325           $13,131       $12,373       $14,989
8/31/06          $14,008           $15,015       $13,467       $18,628

* Since inception of the Strategy's Class A shares on 9/2/03.


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/06) as compared to the performance of the Strategy's balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006
                                                             Returns
                                                     -------------------------
                                                      6 Months      12 Months
                                                     ----------    -----------
AllianceBernstein Balanced Wealth Strategy
   Class A                                              2.22%          9.94%
   Class B                                              1.91%          9.16%
   Class C                                              1.83%          9.16%
   Advisor Class*                                       2.36%         10.31%
   Class R*                                             2.07%          9.53%
   Class K*                                             2.14%          9.85%
   Class I*                                             2.35%         10.26%

60% S&P 500 Stock Index/40% LB U.S.
   Aggregate Index                                      2.40%          6.01%

S&P 500 Stock Index                                     2.79%          8.87%

LB U.S. Aggregate Index                                 1.82%          1.71%


* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.



GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/06

AllianceBernstein Balanced Wealth Strategy Class A: $12,975
S&P 500 Stock Index: $13,467
LB U.S. Aggregate Index: $11,313
60% S&P 500 Stock Index/40% LB U.S. Aggregate Index: $12,605


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein                                60% S&P 500
                Balanced                                     Stock Index/
                 Wealth            S&P 500       LB U.S.     40% LB U.S.
                Strategy            Stock       Aggregate     Aggregate
                 Class A            Index         Index         Index
-------------------------------------------------------------------------------
9/2/03           $ 9,575           $10,000       $10,000       $10,000
8/31/04          $10,422           $10,993       $10,613       $10,841
8/31/05          $11,800           $12,373       $11,053       $11,837
8/31/06          $12,975           $13,467       $11,313       $12,605

* Since inception of the Strategy's Class A shares on 9/2/03.


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/06) as compared to the performance of the Strategy's balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 7


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006
                                                             Returns
                                                     -------------------------
                                                      6 Months      12 Months
                                                     ----------    -----------
AllianceBernstein Wealth Preservation Strategy
   Class A                                              2.55%          6.71%
   Class B                                              2.23%          5.94%
   Class C                                              2.23%          5.95%
   Advisor Class*                                       2.77%          7.01%
   Class R*                                             2.48%          6.41%
   Class K*                                             2.60%          6.68%
   Class I*                                             2.77%          7.11%

30% S&P 500 Stock Index/70% LB U.S.
   Aggregate Index                                      2.11%          3.86%

S&P 500 Stock Index                                     2.79%          8.87%

LB U.S. Aggregate Index                                 1.82%          1.71%


* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.



GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/06


AllianceBernstein Wealth Preservation Strategy Class A: $11,836
30% S&P 500 Stock Index/70% LB U.S. Aggregate Index: $11,959
S&P 500 Stock Index: $13,467
LB U.S. Aggregate Index: $11,313


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein   30% S&P 500
                 Wealth         Stock Index/
              Preservation       70% LB U.S.     S&P 500       LB U.S.
                Strategy          Aggregate       Stock       Aggregate
                 Class A            Index         Index         Index
-------------------------------------------------------------------------------
9/2/03*          $ 9,575           $10,000       $10,000       $10,000
8/31/04          $10,275           $10,727       $10,993       $10,613
8/31/05          $11,088           $11,442       $12,373       $11,053
8/31/06          $11,836           $11,959       $13,467       $11,313

* Since inception of the Strategy's Class A shares on 9/2/03.


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Preservation Strategy Class A shares (from 9/2/03* to 8/31/06) as compared to the performance of the Strategy's balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006

                                          NAV Returns             SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                       13.64%                   8.77%
Since Inception*                             13.52%                  11.90%

Class B Shares
1 Year                                       12.85%                   8.85%
Since Inception*                             12.70%                  12.17%

Class C Shares
1 Year                                       12.85%                  11.85%
Since Inception*                             12.70%                  12.70%

Advisor Class Shares+
1 Year                                       13.99%                  13.99%
Since Inception*                             13.81%                  13.81%

Class R Shares+
1 Year                                       13.20%                  13.20%
Since Inception*                             10.27%                  10.27%

Class K Shares+
1 Year                                       13.60%                  13.60%
Since Inception*                             12.11%                  12.11%

Class I Shares+
1 Year                                       14.03%                  14.03%
Since Inception*                             12.45%                  12.45%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 9


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                                  SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                8.01%
Since Inception*                                                     12.10%

Class B Shares
1 Year                                                                8.04%
Since Inception*                                                     12.61%

Class C Shares
1 Year                                                               11.13%
Since Inception*                                                     12.86%

Advisor Class Shares+
1 Year                                                               13.24%
Since Inception*                                                     13.98%

Class R Shares+
1 Year                                                               12.47%
Since Inception*                                                     10.55%

Class K Shares+
1 Year                                                               12.87%
Since Inception*                                                     12.47%

Class I Shares+
1 Year                                                               13.11%
Since Inception*                                                     12.79%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006

                                           NAV Returns             SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                        9.94%                   5.27%
Since Inception*                             10.66%                   9.08%

Class B Shares
1 Year                                        9.16%                   5.16%
Since Inception*                              9.88%                   9.32%

Class C Shares
1 Year                                        9.16%                   8.16%
Since Inception*                              9.87%                   9.87%

Advisor Class Shares+
1 Year                                       10.31%                  10.31%
Since Inception*                             11.00%                  11.00%

Class R Shares+
1 Year                                        9.53%                   9.53%
Since Inception*                              8.08%                   8.08%

Class K Shares+
1 Year                                        9.85%                   9.85%
Since Inception*                              9.19%                   9.19%

Class I Shares+
1 Year                                       10.26%                  10.26%
Since Inception*                              9.56%                   9.56%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 11


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                5.53%
Since Inception*                                                      9.30%

Class B Shares
1 Year                                                                5.39%
Since Inception*                                                      9.75%

Class C Shares
1 Year                                                                8.38%
Since Inception*                                                     10.04%

Advisor Class Shares+
1 Year                                                               10.54%
Since Inception*                                                     11.16%

Class R Shares+
1 Year                                                                9.78%
Since Inception*                                                      8.33%

Class K Shares+
1 Year                                                               10.09%
Since Inception*                                                      9.55%

Class I Shares+
1 Year                                                               10.54%
Since Inception*                                                      9.93%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006

                                          NAV Returns             SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                        6.71%                   2.14%
Since Inception*                              7.32%                   5.79%

Class B Shares
1 Year                                        5.94%                   1.94%
Since Inception*                              6.58%                   5.98%

Class C Shares
1 Year                                        5.95%                   4.95%
Since Inception*                              6.55%                   6.55%

Advisor Class Shares+
1 Year                                        7.01%                   7.01%
Since Inception*                              7.60%                   7.60%

Class R Shares+
1 Year                                        6.41%                   6.41%
Since Inception*                              5.61%                   5.61%

Class K Shares+
1 Year                                        6.68%                   6.68%
Since Inception*                              6.34%                   6.34%

Class I Shares+
1 Year                                        7.11%                   7.11%
Since Inception*                              6.65%                   6.65%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 13


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                                  SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                2.58%
Since Inception*                                                      5.92%

Class B Shares
1 Year                                                                2.39%
Since Inception*                                                      6.38%

Class C Shares
1 Year                                                                5.49%
Since Inception*                                                      6.67%

Advisor Class Shares+
1 Year                                                                7.57%
Since Inception*                                                      7.72%

Class R Shares+
1 Year                                                                6.83%
Since Inception*                                                      5.75%

Class K Shares+
1 Year                                                                7.10%
Since Inception*                                                      6.55%

Class I Shares+
1 Year                                                                7.54%
Since Inception*                                                      6.91%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.


14 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FUND EXPENSES


As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


Wealth Appreciation Strategy

                     Beginning         Ending          Expenses     Annualized
                   Account Value    Account Value     Paid During    Expense
                   March 1, 2006   August 31, 2006      Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $ 1,000        $ 1,016.96         $ 5.64        1.11%
Hypothetical**        $ 1,000        $ 1,019.61         $ 5.65        1.11%

Class B
Actual                $ 1,000        $ 1,013.56         $ 9.24        1.82%
Hypothetical**        $ 1,000        $ 1,016.03         $ 9.25        1.82%

Class C
Actual                $ 1,000        $ 1,013.56         $ 9.19        1.81%
Hypothetical**        $ 1,000        $ 1,016.08         $ 9.20        1.81%

Advisor Class
Actual                $ 1,000        $ 1,019.06         $ 4.12        0.81%
Hypothetical**        $ 1,000        $ 1,021.12         $ 4.13        0.81%

Class R
Actual                $ 1,000        $ 1,015.65         $ 7.47        1.47%
Hypothetical**        $ 1,000        $ 1,017.80         $ 7.48        1.47%

Class K
Actual                $ 1,000        $ 1,017.01         $ 5.90        1.16%
Hypothetical**        $ 1,000        $ 1,019.36         $ 5.90        1.16%

Class I
Actual                $ 1,000        $ 1,019.09         $ 4.27        0.84%
Hypothetical**        $ 1,000        $ 1,020.97         $ 4.28        0.84%


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 15


FUND EXPENSES
(continued from previous page)


Balanced Wealth Strategy

                     Beginning         Ending          Expenses     Annualized
                   Account Value    Account Value     Paid During    Expense
                   March 1, 2006   August 31, 2006      Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $ 1,000        $ 1,022.23         $ 5.00        0.98%
Hypothetical**        $ 1,000        $ 1,020.27         $ 4.99        0.98%

Class B
Actual                $ 1,000        $ 1,019.14         $ 8.65        1.70%
Hypothetical**        $ 1,000        $ 1,016.64         $ 8.64        1.70%

Class C
Actual                $ 1,000        $ 1,018.33         $ 8.60        1.69%
Hypothetical**        $ 1,000        $ 1,016.69         $ 8.59        1.69%

Advisor Class
Actual                $ 1,000        $ 1,023.57         $ 3.47        0.68%
Hypothetical**        $ 1,000        $ 1,021.78         $ 3.47        0.68%

Class R
Actual                $ 1,000        $ 1,020.69         $ 6.77        1.33%
Hypothetical**        $ 1,000        $ 1,018.50         $ 6.77        1.33%

Class K
Actual                $ 1,000        $ 1,021.37         $ 5.30        1.04%
Hypothetical**        $ 1,000        $ 1,019.96         $ 5.30        1.04%

Class I
Actual                $ 1,000        $ 1,023.54         $ 3.67        0.72%
Hypothetical**        $ 1,000        $ 1,021.58         $ 3.67        0.72%


Wealth Perservation Strategy

                     Beginning         Ending          Expenses     Annualized
                   Account Value    Account Value     Paid During    Expense
                   March 1, 2006   August 31, 2006      Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $ 1,000        $ 1,025.47         $ 5.11        1.00%
Hypothetical**        $ 1,000        $ 1,020.16         $ 5.09        1.00%

Class B
Actual                $ 1,000        $ 1,022.34         $ 8.72        1.71%
Hypothetical**        $ 1,000        $ 1,016.59         $ 8.69        1.71%

Class C
Actual                $ 1,000        $ 1,022.34         $ 8.67        1.70%
Hypothetical**        $ 1,000        $ 1,016.64         $ 8.64        1.70%

Advisor Class
Actual                $ 1,000        $ 1,027.71         $ 3.58        0.70%
Hypothetical**        $ 1,000        $ 1,021.68         $ 3.57        0.70%

Class R
Actual                $ 1,000        $ 1,024.77         $ 6.74        1.32%
Hypothetical**        $ 1,000        $ 1,018.55         $ 6.72        1.32%

Class K
Actual                $ 1,000        $ 1,026.02         $ 5.21        1.02%
Hypothetical**        $ 1,000        $ 1,020.06         $ 5.19        1.02%

Class I
Actual                $ 1,000        $ 1,027.65         $ 3.83        0.75%
Hypothetical**        $ 1,000        $ 1,021.42         $ 3.82        0.75%


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**   Assumes 5% return before expenses.


16 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS

Net Assets ($mil): $1,364.2


HOLDINGS BREAKDOWN*

[ ]  24.0%  U.S. Large Cap Growth Portfolio              [PIE CHART OMITTED]
[ ]  24.0%  U.S. Value Portfolio
[ ]  13.5%  International Growth Portfolio
[ ]  13.5%  International Value Portfolio
[ ]  10.0%  Global Real Estate Investment Portfolio
[ ]   7.5%  Small/Mid Cap Growth Portfolio
[ ]   7.5%  Small/Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 81 - 147.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 17


BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS

Net Assets ($mil): $1,924.9


HOLDINGS BREAKDOWN*

[ ]  28.0%  Intermediate Duration Bond Portfolio         [PIE CHART OMITTED]
[ ]  15.5%  U.S. Large Cap Growth Portfolio
[ ]  15.5%  U.S. Value Portfolio
[ ]  10.1%  Global Real Estate Investment Portfolio
[ ]   8.3%  International Value Portfolio
[ ]   8.2%  International Growth Portfolio
[ ]   7.0%  High Yield Portfolio
[ ]   3.7%  Small/Mid Cap Growth Portfolio
[ ]   3.7%  Small/Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 81 - 147.


18 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS

Net Assets ($mil): $561.5


HOLDINGS BREAKDOWN*

[ ]  27.5%  Intermediate Duration Bond Portfolio         [PIE CHART OMITTED]
[ ]  27.5%  Short Duration Bond Portfolio
[ ]  10.1%  Global Real Estate Investment Portfolio
[ ]   9.9%  Inflation Protected Securities Portfolio
[ ]   7.6%  U.S Large Cap Growth Portfolio
[ ]   7.4%  U.S. Value Portfolio
[ ]   3.8%  International Growth Portfolio
[ ]   3.8%  International Value Portfolio
[ ]   1.2%  Small/Mid Cap Growth Portfolio
[ ]   1.2%  Small/Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 81 - 147.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 19


STATEMENT OF NET ASSETS
August 31, 2006


                                                                    Wealth
                                                                 Appreciation
                                                                   Strategy
Assets                                                          ---------------
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 28,627,288)           $  326,637,358
  AllianceBernstein U.S. Large Cap Growth
    (shares of 29,453,323)                                         326,637,357
  AllianceBernstein International Growth
    (shares of 14,643,352)                                         183,627,630
  AllianceBernstein International Value
    (shares of 13,267,892)                                         183,627,629
  AllianceBernstein Global Real Estate Investment
    (shares of 10,390,837)                                         136,535,599
  AllianceBernstein Small-Mid Cap Value
    (shares of 9,249,854)                                          102,488,385
  AllianceBernstein Small-Mid Cap Growth
    (shares of 8,652,318)                                          102,443,450
    Total investments (cost $1,197,461,406)                      1,361,997,408
Receivable for shares of beneficial interest sold                    8,475,311
Dividends receivable                                                     2,018
Total assets                                                     1,370,474,737

Liabilities
Payable for investments purchased                                    2,419,613
Payable for shares of beneficial interest redeemed                   2,345,547
Advisory fee payable                                                   727,659
Distribution fee payable                                               551,398
Transfer Agent fee payable                                              61,915
Accrued expenses                                                       215,567
Total liabilities                                                    6,321,699
Net Assets                                                      $1,364,153,038

Composition of Net Assets
Shares of beneficial interest, at par                           $          952
Additional paid-in capital                                       1,195,325,182
Undistributed net investment income                                  1,019,238
Accumulated net realized gain on investment and foreign
  currency transactions                                              3,271,664
Net unrealized appreciation of investments                         164,536,002
                                                                ---------------
                                                                $1,364,153,038


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

Class              Net Assets        Shares Outstanding       Net Asset Value
-------------------------------------------------------------------------------
A                 $526,744,994           36,593,996              $ 14.39*
B                 $261,738,042           18,413,979              $ 14.21
C                 $244,732,265           17,219,739              $ 14.21
Advisor           $300,450,496           20,805,290              $ 14.44
R                 $  6,185,074              433,343              $ 14.27
K                 $  7,850,138              547,022              $ 14.35
I                 $ 16,452,029            1,141,668              $ 14.41


* The maximum offering price per share for Class A shares was $15.03 which reflects a sales charge of 4.25%.

     See notes to financial statements.


20 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2006


                                                                Balanced Wealth
                                                                   Strategy
Assets                                                          ---------------
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 54,488,058)                                      $  537,252,250
  AllianceBernstein U.S. Large Cap Growth
    (shares of 26,912,135)                                         298,455,573
  AllianceBernstein U.S. Value (shares of 26,044,777)              297,170,908
  AllianceBernstein Global Real Estate Investment
    (shares of 14,699,790)                                         193,155,247
  AllianceBernstein International Value
    (shares of 11,485,310)                                         158,956,688
  AllianceBernstein International Growth
    (shares of 12,593,599)                                         157,923,725
  AllianceBernstein High Yield  (shares of 13,404,964)             133,915,591
  AllianceBernstein Small-Mid Cap Value
    (shares of 6,491,530)                                           71,926,153
  AllianceBernstein Small-Mid Cap Growth
    (shares of 6,072,181)                                           71,894,618
    Total investments (cost $1,745,786,669)                      1,920,650,753
Cash                                                                     9,196
Receivable for shares of beneficial interest sold                   10,829,176
Dividends receivable                                                     1,792
Total assets                                                     1,931,490,917

Liabilities
Payable for shares of beneficial interest redeemed                   2,706,571
Payable for investments purchased                                    1,738,034
Distribution fee payable                                               957,238
Advisory fee payable                                                   874,594
Transfer Agent fee payable                                              64,319
Accrued expenses                                                       260,308
Total liabilities                                                    6,601,064
Net Assets                                                      $1,924,889,853

Composition of Net Assets
Shares of beneficial interest, at par                           $        1,500
Additional paid-in capital                                       1,745,758,354
Undistributed net investment income                                  1,744,852
Accumulated net realized gain on investment and foreign
currency transactions                                                2,521,063
Net unrealized appreciation of investments                         174,864,084
                                                                ---------------
                                                                $1,924,889,853


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

Class              Net Assets        Shares Outstanding       Net Asset Value
-------------------------------------------------------------------------------
A                 $934,925,675           72,701,800              $ 12.86*
B                 $455,131,499           35,568,349              $ 12.80
C                 $420,484,005           32,844,327              $ 12.80
Advisor           $ 83,781,222            6,499,626              $ 12.89
R                 $  3,650,912              284,138              $ 12.85
K                 $  7,193,594              559,840              $ 12.85
I                 $ 19,722,946            1,533,548              $ 12.86


* The maximum offering price per share for Class A shares was $13.43 which reflects a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 21


STATEMENT OF NET ASSETS
August 31, 2006

                                                                    Wealth
                                                                 Preservation
                                                                   Strategy
Assets                                                          ---------------
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 15,543,936)                                      $  153,263,214
  AllianceBernstein Short Duration Bond
    (shares of 15,434,362)                                         153,263,214
  AllianceBernstein Global Real Estate Investment
    (shares of 4,299,087)                                           56,490,000
  AllianceBernstein Inflation Protected Securities
    (shares of 5,599,016)                                           55,486,253
  AllianceBernstein U.S. Large Cap Growth
    (shares of 3,815,470)                                           42,313,560
  AllianceBernstein U.S. Value (shares of 3,643,158)                41,568,438
  AllianceBernstein International Growth
    (shares of 1,697,066)                                           21,281,201
  AllianceBernstein International Value (shares of 1,535,863)       21,256,349
  AllianceBernstein Small-Mid Cap Growth
    (shares of 584,755)                                              6,923,497
  AllianceBernstein Small-Mid Cap Value (shares of 620,917)          6,879,764
    Total investments (cost $523,752,265)                          558,725,490
Cash                                                                     3,901
Receivable for shares of beneficial interest sold                    5,457,043
Dividends receivable                                                       283
Total assets                                                       564,186,717

Liabilities
Payable for shares of beneficial interest redeemed                   1,870,025
Distribution fee payable                                               285,213
Advisory fee payable                                                   256,164
Payable for investments purchased                                      185,179
Transfer Agent fee payable                                              16,776
Accrued expenses                                                        81,043
Total liabilities                                                    2,694,400
Net Assets                                                      $  561,492,317

Composition of Net Assets
Shares of beneficial interest, at par                           $          483
Additional paid-in capital                                         524,067,500
Undistributed net investment income                                  1,252,639
Accumulated net realized gain on investment and foreign
currency transactions                                                1,198,470
Net unrealized appreciation of investments                          34,973,225
                                                                ---------------
                                                                $  561,492,317


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

Class              Net Assets        Shares Outstanding       Net Asset Value
-------------------------------------------------------------------------------
A                 $268,340,763           23,018,724              $ 11.66*
B                 $124,623,330           10,737,987              $ 11.61
C                 $135,419,575           11,676,017              $ 11.60
Advisor           $ 24,549,098            2,103,844              $ 11.67
R                 $  5,119,948              438,094              $ 11.69
K                 $  1,000,015               85,794              $ 11.66
I                 $  2,439,588              209,313              $ 11.66


* The maximum offering price per share for Class A shares was $12.18 which reflects a sales charge of 4.25%.

     See notes to financial statements.


22 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF OPERATIONS
Year Ended August 31, 2006


                                    Wealth         Balanced         Wealth
                                 Appreciation       Wealth       Preservation
                                   Strategy        Strategy        Strategy
                                 -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $ 15,103,231    $ 42,811,493    $ 15,672,959

Expenses
Advisory fee                         6,432,314       8,110,841       2,504,880
Distribution fee--Class A            1,194,559       2,182,963         645,749
Distribution fee--Class B            2,100,785       3,627,447       1,063,878
Distribution fee--Class C            1,790,994       3,071,011       1,091,766
Distribution fee--Class R                8,096           7,807           7,972
Distribution fee--Class K                7,189           6,896             583
Transfer agency--Class A               440,763         634,157         173,670
Transfer agency--Class B               270,505         383,790          98,433
Transfer agency--Class C               206,930         293,785          90,749
Transfer agency--Advisor Class         212,580          60,354          17,363
Transfer agency--Class R                 4,179           4,065           4,033
Transfer agency--Class K                 5,843           5,643             455
Transfer agency--Class I                 7,816           9,071           1,427
Printing                               282,740         308,743          81,609
Registration                           196,199         241,785         126,923
Legal                                   72,217          92,872          57,881
Custodian                               53,458          58,349          58,366
Audit                                   42,717          42,902          44,638
Trustees' fees                          31,051          31,163          31,470
Miscellaneous                           31,761          39,972          20,996
Total expenses                      13,392,696      19,213,616       6,122,841
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                              -0-           (248)           (337)
Less: expense offset
  arrangement (see Note B)             (33,170)        (36,791)        (10,543)
Net expenses                        13,359,526      19,176,577       6,111,961
Net investment income                1,743,705      23,634,916       9,560,998

Realized and Unrealized Gain
(Loss) on Investment and
Foreign Currency Transactions
Net realized gain (loss) on:
  Sale of Underlying
    Portfolio shares                 1,314,015         666,355         812,940
  Net realized gain
    distributions from
    Underlying Portfolios            4,292,484       4,628,649         848,798
  Foreign currency
    transactions                        (3,410)         (4,233)           (608)
Net change in unrealized
  appreciation/depreciation
  of:
  Investments                       97,796,003      99,429,840      17,933,300
  Foreign currency
    denominated assets and
    liabilities                          2,264           2,251             337
Net gain on investment and
  foreign currency
  transactions                     103,401,356     104,722,862      19,594,767

Net Increase in Net Assets
  from Operations                 $105,145,061    $128,357,778    $ 29,155,765


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 23


STATEMENT OF CHANGES IN NET ASSETS


                                                Wealth Appreciation Strategy
                                              ---------------------------------
                                                 Year Ended        Year Ended
                                                 August 31,        August 31,
                                                   2006              2005
                                              ---------------   ---------------
Increase in Net Assets from Operations
Net investment income                         $    1,743,705    $      428,593
Net realized gain on investment and
  foreign currency transactions                    1,310,605           863,918
Net realized gain distributions from
  Underlying Portfolios                            4,292,484                -0-
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              97,798,267        63,698,477
Net increase in net assets from
  operations                                     105,145,061        64,990,988

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                         (1,362,550)         (810,387)
  Class B                                                 -0-         (169,350)
  Class C                                                 -0-         (118,849)
  Advisor Class                                     (621,664)         (325,876)
  Class R                                             (1,455)             (108)
  Class K                                             (3,599)               -0-
  Class I                                            (11,992)               -0-
Net realized gain on investment
  transactions
  Class A                                           (771,150)         (234,736)
  Class B                                           (413,358)         (177,826)
  Class C                                           (325,996)         (124,788)
  Advisor Class                                     (233,149)          (73,983)
  Class R                                               (727)              (34)
  Class K                                             (1,255)               -0-
  Class I                                             (3,953)               -0-

Transactions in Shares of
Beneficial Interest
Net increase                                     623,315,906       324,826,984
Total increase                                   724,710,119       387,782,035

Net Assets
Beginning of period                              639,442,919       251,660,884
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of $1,019,238 and
  ($138,298), respectively)                   $1,364,153,038    $  639,442,919


See notes to financial statements.


24 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                   Balanced Wealth Strategy
                                              ---------------------------------
                                                 Year Ended        Year Ended
                                                 August 31,        August 31,
                                                   2006              2005
                                              ---------------   ---------------
Increase in Net Assets from Operations
Net investment income                         $   23,634,916    $    8,028,767
Net realized gain on investment and
  foreign currency transactions                      662,122         4,223,563
Net realized gain distributions from
  Underlying Portfolios                            4,628,649                -0-
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              99,432,091        68,864,369
Net increase in net assets from
  operations                                     128,357,778        81,116,699

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                        (13,505,353)       (5,983,126)
  Class B                                         (4,443,452)       (2,412,901)
  Class C                                         (3,784,918)       (1,679,148)
  Advisor Class                                   (1,343,488)         (636,404)
  Class R                                            (16,912)           (1,548)
  Class K                                            (54,007)              (83)
  Class I                                           (132,390)              (96)
Net realized gain on investment
  transactions
  Class A                                         (2,213,641)         (303,260)
  Class B                                         (1,128,534)         (193,874)
  Class C                                           (900,178)         (134,560)
  Advisor Class                                     (175,384)          (21,112)
  Class R                                             (1,468)             (122)
  Class K                                            (10,133)               -0-
  Class I                                             (1,216)               -0-

Transactions in Shares of
Beneficial Interest
Net increase                                     767,719,388       576,813,175
Total increase                                   868,366,092       646,563,640

Net Assets
Beginning of period                            1,056,523,761       409,960,121
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of $1,744,852 and
  ($146,967), respectively)                   $1,924,889,853    $1,056,523,761


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 25


                                                Wealth Preservation Strategy
                                              ---------------------------------
                                                 Year Ended        Year Ended
                                                 August 31,        August 31,
                                                   2006              2005
                                              ---------------   ---------------
Increase in Net Assets from Operations
Net investment income                         $    9,560,998    $    3,775,747
Net realized gain on investment and
  foreign currency transactions                      812,332           456,739
Net realized gain distributions from
  Underlying Portfolios                              848,798                -0-
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              17,933,637        14,329,755
Net increase in net assets from
  operations                                      29,155,765        18,562,241

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                         (4,526,799)       (2,500,506)
  Class B                                         (1,582,195)       (1,000,448)
  Class C                                         (1,632,745)         (965,996)
  Advisor Class                                     (511,700)         (618,118)
  Class R                                            (16,949)           (7,554)
  Class K                                             (2,650)             (101)
  Class I                                            (28,938)             (111)
Net realized gain on investment
  transactions
  Class A                                           (104,748)         (147,874)
  Class B                                            (53,109)          (81,234)
  Class C                                            (53,411)          (81,175)
  Advisor Class                                       (9,786)          (36,212)
  Class R                                               (481)              (18)
  Class K                                                (63)               -0-
  Class I                                               (344)               -0-
Tax return of capital
  Class A                                                 -0-         (102,119)
  Class B                                                 -0-          (40,858)
  Class C                                                 -0-          (39,451)
  Advisor Class                                           -0-          (25,244)
  Class R                                                 -0-             (308)
  Class K                                                 -0-               (4)
  Class I                                                 -0-               (5)

Transactions in Shares of
Beneficial Interest
Net increase                                     184,358,678       159,491,575
Total increase                                   204,990,525       172,406,480

Net Assets
Beginning of period                              356,501,792       184,095,312
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of $1,252,639 and
  ($12,165), respectively)                    $  561,492,317    $  356,501,792


See notes to financial statements.

26 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTES TO FINANCIAL STATEMENTS
August 31, 2006


NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser"). On May 20, 2005, the Strategies acquired shares in the Underlying Portfolios through a tax-free exchange of Strategy investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Strategies' net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 27


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


28 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                          Average Daily Net Assets
                                -----------------------------------------------
                                  First $2.5      Next $2.5    In Excess of
Strategy                            Billion        Billion      $5 Billion
-------------------------------------------------------------------------------
Wealth Appreciation                  .65%           .55%           .50%
Balanced Wealth                      .55%           .45%           .40%
Wealth Preservation                  .55%           .45%           .40%


Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                          Average Daily Net Assets
                              -------------------------------------------------
                               First $5    Next $2.5    Next $2.5  In Excess of
Strategy                       Billion      Billion      Billion    $10 Billion
-------------------------------------------------------------------------------
Wealth Appreciation              .95%         .90%         .85%         .80%
Balanced Wealth                  .75%         .70%         .65%         .60%
Wealth Preservation              .75%         .70%         .65%         .60%


Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                       Advisor
Strategy                 Class A   Class B   Class C    Class    Class R   Class K   Class I
---------------------------------------------------------------------------------------------
Wealth Appreciation       1.50%     2.20%     2.20%     1.20%     1.70%     1.45%     1.20%
Balanced Wealth           1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%
Wealth Preservation       1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%


For the year ended August 31, 2006, such reimbursement amounted to $0, $248 and $337 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $553,977, $631,483 and $163,184 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2006.

For the year ended August 31, 2006, the Strategies' expenses were reduced by $33,170, $36,791 and $10,543 for the Wealth Appreciation Strategy, Balanced


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 29


Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2006 as follows:

                                 Front End
                             Sales Charges    Contingent Deferred Sales Charges
                            ---------------------------------------------------
Strategy                           Class A     Class A     Class B     Class C
-------------------------------------------------------------------------------
Wealth Appreciation              $ 426,666     $ 6,131   $ 540,348    $ 41,125
Balanced Wealth                    757,289       7,780     689,503      86,429
Wealth Preservation                218,585       1,414     262,364      40,837


NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and ..25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also


30 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.


NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2006, were as follows:

Strategy                                           Purchases             Sales
-------------------------------------------------------------------------------
Wealth Appreciation                            $ 637,978,416      $ 13,874,796
Balanced Wealth                                  781,607,367        13,917,109
Wealth Preservation                              196,386,192        11,274,120


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

                                               Gross            Gross
                                             Unrealized       Unrealized       Net Unrealized
Strategy                     Cost           Appreciation     Depreciation       Appreciation
---------------------------------------------------------------------------------------------
Wealth Appreciation      $1,197,519,893     $177,194,132     $(12,716,617)      $164,477,515
Balanced Wealth           1,745,881,566      191,793,043      (17,023,856)       174,769,187
Wealth Preservation         523,773,525       39,671,985       (4,720,020)        34,951,965


NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

                                   Wealth Appreciation Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           22,827,714    14,992,515    $316,683,240    $179,526,241
Shares issued in
  reinvestment of
  dividends and
  distributions          148,436        80,898       2,021,699         979,671
Shares converted
  from Class B           224,689       233,760       3,163,157       2,919,765
Shares redeemed       (7,112,580)   (3,154,469)    (99,556,940)    (38,055,209)
Net increase          16,088,259    12,152,704    $222,311,156    $145,370,468


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 31


                                   Wealth Appreciation Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold            8,031,015     7,048,071    $110,743,569    $ 83,422,567
Shares issued in
  reinvestment of
  dividends and
  distributions           27,915        25,684         377,415         309,754
Shares converted
  to Class A            (227,338)     (235,665)     (3,163,157)     (2,919,765)
Shares redeemed       (1,819,740)   (1,085,405)    (24,921,496)    (12,908,130)
Net increase           6,011,852     5,752,685    $ 83,036,331    $ 67,904,426

Class C
Shares sold            9,755,508     5,414,013    $134,625,876    $ 64,377,772
Shares issued in
  reinvestment of
  dividends and
  distributions           17,213        13,373         232,715         161,142
Shares redeemed       (1,634,914)   (1,030,037)    (22,392,905)    (12,258,387)
Net increase           8,137,807     4,397,349    $112,465,686    $ 52,280,527

Advisor Class
Shares sold           14,410,101     5,676,805    $203,254,832    $ 68,061,336
Shares issued in
  reinvestment of
  dividends and
  distributions           58,338        29,758         795,724         360,375
Shares redeemed       (2,042,154)     (773,459)    (28,210,270)     (9,269,436)
Net increase          12,426,285     4,933,104    $175,840,286    $ 59,152,275

Class R
Shares sold              478,931         9,972    $  6,530,739    $    119,261
Shares issued in
  reinvestment of
  dividends and
  distributions              161             6           2,182              64
Shares redeemed          (54,960)       (1,662)       (772,697)        (20,137)
Net increase             424,132         8,316    $  5,760,224    $     99,188


32 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                  Wealth Appreciation Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                                      March 1,                      March 1,
                     Year Ended      2005(a) to    Year Ended      2005(a) to
                      August 31,     August 31,    August 31,      August 31,
                        2006           2005           2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold              547,998           828    $  7,705,123    $     10,100
Shares issued in
  reinvestment of
  dividends and
  distributions              350            -0-          4,759              -0-
Shares redeemed           (2,154)           -0-        (28,600)             -0-
Net increase             546,194           828    $  7,681,282    $     10,100

Class I
Shares sold            1,444,220           820    $ 20,479,756    $     10,000
Shares issued in
  reinvestment of
  dividends and
  distributions            1,164            -0-         15,845              -0-
Shares redeemed         (304,536)           -0-     (4,274,660)             -0-
Net increase           1,140,848           820    $ 16,220,941    $     10,000

(a)  Commencement of distribution.


                                     Balanced Wealth Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           41,516,736    33,140,444    $519,333,760    $380,340,634
Shares issued in
  reinvestment of
  dividends and
  distributions        1,211,984       526,319      14,984,197       6,003,862
Shares converted
  from Class B           374,796       257,110       4,695,429       2,992,852
Shares redeemed      (14,131,494)   (7,424,943)   (177,289,885)    (85,403,159)
Net increase          28,972,022    26,498,930    $361,723,501    $303,934,189


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 33


                                     Balanced Wealth Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold           15,716,371    13,629,125    $195,821,168    $155,204,707
Shares issued in
  reinvestment of
  dividends and
  distributions          407,879       202,591       5,033,445       2,308,345
Shares converted
  to Class A            (376,312)     (257,944)     (4,695,429)     (2,992,852)
Shares redeemed       (3,385,296)   (1,845,087)    (42,150,446)    (21,087,674)
Net increase          12,362,642    11,728,685    $154,008,738    $133,432,526

Class C
Shares sold           18,649,242    10,671,592    $232,517,741    $121,940,358
Shares issued in
  reinvestment of
  dividends and
  distributions          257,019       100,993       3,172,899       1,151,064
Shares redeemed       (3,128,454)   (1,633,405)    (38,982,793)    (18,671,563)
Net increase          15,777,807     9,139,180    $196,707,847    $104,419,859

Advisor Class
Shares sold            3,508,140     3,307,529    $ 43,974,380    $ 38,018,216
Shares issued in
  reinvestment of
  dividends and
  distributions          108,174        48,220       1,339,205         550,357
Shares redeemed       (1,598,062)     (337,428)    (19,783,521)     (3,866,563)
Net increase           2,018,252     3,018,321    $ 25,530,064    $ 34,702,010

Class R
Shares sold              834,968        25,519    $ 10,487,792    $    294,542
Shares issued in
  reinvestment of
  dividends and
  distributions            1,487           129          18,379           1,486
Shares redeemed         (571,829)       (7,046)     (7,206,486)        (82,782)
Net increase             264,626        18,602    $  3,299,685    $    213,246


34 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                     Balanced Wealth Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                                      March 1,                      March 1,
                    Year Ended       2005(a) to    Year Ended      2005(a) to
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold            1,682,025         8,607    $ 21,109,254    $    101,245
Shares issued in
  reinvestment of
  dividends and
  distributions            5,198            -0-         64,138              -0-
Shares redeemed       (1,135,990)           -0-    (14,326,370)             -0-
Net increase             551,233         8,607    $  6,847,022    $    101,245

Class I
Shares sold            1,691,282           870    $ 21,593,528    $     10,100
Shares issued in
  reinvestment of
  dividends and
  distributions           10,920            -0-        133,461              -0-
Shares redeemed         (169,524)           -0-     (2,124,458)             -0-
Net increase           1,532,678           870     $19,602,531    $     10,100

(a)  Commencement of distribution.


                                   Wealth Preservation Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           13,950,933    11,789,546    $158,469,367    $128,727,482
Shares issued in
  reinvestment of
  dividends and
  distributions          387,096       239,400       4,366,920       2,605,527
Shares converted
  from Class B           112,078        59,568       1,263,617         662,367
Shares redeemed       (6,296,323)   (3,295,100)    (71,609,968)    (36,036,927)
Net increase           8,153,784     8,793,414    $ 92,489,936    $ 95,958,449


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 35


                                   Wealth Preservation Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold            4,457,146     5,202,094    $ 50,368,922    $ 56,574,458
Shares issued in
  reinvestment of
  dividends and
  distributions          132,925        93,979       1,495,595       1,021,510
Shares converted
  to Class A            (112,468)      (60,749)     (1,263,617)       (662,367)
Shares redeemed       (1,646,939)     (818,071)    (18,661,134)     (8,901,886)
Net increase           2,830,664     4,417,253    $ 31,939,766    $ 48,031,715

Class C
Shares sold            6,189,060     4,694,413     $69,939,620     $51,092,412
Shares issued in
  reinvestment of
  dividends and
  distributions          121,070        75,734       1,361,635         822,554
Shares redeemed       (1,992,125)   (1,085,206)    (22,534,633)    (11,785,684)
Net increase           4,318,005     3,684,941    $ 48,766,622    $ 40,129,282

Advisor Class
Shares sold              914,228       995,267    $ 10,414,540    $ 10,885,432
Shares issued in
  reinvestment of
  dividends and
  distributions           43,363        32,006         489,283         348,009
Shares redeemed         (619,863)   (3,383,961)     (7,036,168)    (36,805,943)
Net increase
  (decrease)             337,728    (2,356,688)   $  3,867,655    $(25,572,502)

Class R
Shares sold              493,254        99,010    $  5,581,255    $  1,077,613
Shares issued in
  reinvestment of
  dividends and
  distributions            1,539           704          17,430           7,647
Shares redeemed         (136,119)      (21,381)     (1,566,715)       (233,645)
Net increase             358,674        78,333   $   4,031,970    $    851,615


36 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                    Wealth Preservation Strategy
                               Shares                         Amount
                    ---------------------------  ------------------------------
                                      March 1,                      March 1,
                    Year Ended       2005(a) to    Year Ended      2005(a) to
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold               79,007         7,518        $896,074         $83,016
Shares issued in
  reinvestment of
  dividends and
  distributions              241            -0-          2,711              -0-
Shares redeemed             (972)           -0-        (10,900)             -0-
Net increase              78,276         7,518        $887,885         $83,016

Class I
Shares sold              265,914           911      $3,024,286         $10,000
Shares issued in
  reinvestment of
  dividends and
  distributions            2,596            -0-         29,147              -0-
Shares redeemed          (60,108)           -0-       (678,589)             -0-
Net increase             208,402           911      $2,374,844         $10,000

(a)  Commencement of distribution.


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 37


IndemnificationRisk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications.The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2006.


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 were as follows:

                                                 August 31,        August 31,
                                                    2006              2005
                                                ------------      ------------
Wealth Appreciation Strategy
Distributions paid from:
  Ordinary income                               $  2,001,260      $  1,625,937
  Long-term capital gains                          1,749,588           410,000
Total taxable distributions                        3,750,848         2,035,937
Total distributions paid                        $  3,750,848      $  2,035,937

Balanced Wealth Strategy
Distributions paid from:
  Ordinary income                               $ 23,280,520      $ 10,777,762
  Long-term capital gains                          4,430,554           588,472
Total taxable distributions                       27,711,074        11,366,234
Total distributions paid                        $ 27,711,074      $ 11,366,234

Wealth Preservation Strategy
Distributions paid from:
  Ordinary income                               $  8,301,976      $  5,140,130
  Long-term capital gains                            221,942           299,218
Total taxable distributions                        8,523,918         5,439,348
Tax return of capital                                     -0-          207,988
Total distributions paid                        $  8,523,918      $  5,647,336


38 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


As of August 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Wealth         Balanced         Wealth
                                  Appreciation       Wealth       Preservation
                                    Strategy        Strategy        Strategy
                                  ------------    ------------    ------------
Undistributed Ordinary Income     $  1,690,943    $  1,857,373    $  1,651,391
Undistributed long-term
  capital gains                      2,658,446       2,503,439         820,977
Unrealized appreciation(a)         164,477,515     174,769,187      34,951,965
Total accumulated
  earnings/(deficit)              $168,826,904    $179,129,999    $ 37,424,333

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to foreign currency reclass, distribution reclass, and a prior period adjustment resulted in a increase to undistributed net investment income, a decrease in accumulated net realized gain on investment and foreign currency transactions, and a corresponding decrease in additional paid-in capital.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to foreign currency reclass, distribution reclass, and a prior period adjustment, resulted in a net decrease in accumulated net realized gain on investment and foreign currency transactions with a corresponding increase in both undistributed net investment income and additional paid-in capital.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to foreign currency reclass, distribution reclass, and a prior period adjustment resulted in a increase in undistributed net investment income a decrease in accumulated net realized gain on investment and foreign currency transactions, a and a corresponding increase in additional paid-in capital.

These reclassifications had no effect on net assets.


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 39


of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


40 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 41


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii)


42 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 43


NOTE J

Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Trust's independent registered public accounting firm for the 2006 fiscal year. A majority of the Trust's Board of Trustees, including a majority of the Independent Trustees approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Strategies' financial statements for the year ended August 31, 2005 and the period ended August 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Strategies and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


NOTE K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


44 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                Wealth Appreciation Strategy
                                                           Class A
                                            ----------------------------------------
                                                                        September 2,
                                              Year Ended August 31,       2003(a) to
                                            ---------------------------   August 31,
                                                2006            2005         2004
                                            -----------     -----------  -----------
Net asset value, beginning of period          $12.74          $10.91       $10.00

Income From Investment Operations
Net investment income(b)                         .06             .04(c)       .03(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.67            1.88          .91
Net increase in net asset value from
  operations                                    1.73            1.92          .94

Less: Dividends and Distributions
Dividends from net investment income            (.05)           (.07)        (.03)
Distributions from net realized gain on
  investment transactions                       (.03)           (.02)          -0-
Total dividends and distributions               (.08)           (.09)        (.03)
Net asset value, end of period                $14.39          $12.74       $10.91

Total Return
Total investment return based on net
  asset value(e)                               13.64%       17.68%        9.36%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $526,745        $261,218      $91,136
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.13%(f)(g)     1.33%(f)     1.55%(h)
  Expenses, before waivers/reimbursements       1.13%(f)(g)     1.33%(f)     2.03%(h)
  Net investment income                          .41%(g)         .35%(c)      .33%(c)(d)(h)
Portfolio turnover rate                            1%             32%          28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 45


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                Wealth Appreciation Strategy
                                                          Class B
                                            ------------------------------------
                                                                         September 2,
                                               Year Ended August 31,      2003(a) to
                                            ---------------------------   August 31,
                                                2006            2005         2004
                                            -----------     -----------  -----------
Net asset value, beginning of period          $12.62          $10.84       $10.00

Income From Investment Operations
Net investment loss(b)                          (.04)           (.04)(c)     (.04)(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.66            1.86          .90
Net increase in net asset value from
  operations                                    1.62            1.82          .86

Less: Dividends and Distributions
Dividends from net investment income              -0-           (.02)        (.02)
Distributions from net realized gain on
  investment transactions                       (.03)           (.02)          -0-
Total dividends and distributions               (.03)           (.04)        (.02)
Net asset value, end of period                $14.21          $12.62       $10.84

Total Return
Total investment return based on net
  asset value(e)                               12.85%          16.82%        8.55%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $261,738        $156,524      $72,092
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.85%(f)(g)     2.04%(f)     2.24%(h)
  Expenses, before waivers/reimbursements       1.85%(f)(g)     2.04%(f)     2.75%(h)
  Net investment loss                           (.32)%(g)       (.33)%(c)    (.36)%(c)(d)(h)
Portfolio turnover rate                            1%             32%          28%


See footnote summary on page 65.


46 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                Wealth Appreciation Strategy
                                                          Class C
                                            ------------------------------------
                                                                         September 2,
                                               Year Ended August 31,      2003(a) to
                                            ---------------------------   August 31,
                                                2006            2005         2004
                                            -----------     -----------  -----------
Net asset value, beginning of period          $12.62          $10.84       $10.00

Income From Investment Operations
Net investment loss(b)                          (.04)           (.04)(c)     (.04)(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.66            1.86          .90
Net increase in net asset value from
  operations                                    1.62            1.82          .86

Less: Dividends and Distributions
Dividends from net investment income              -0-           (.02)        (.02)
Distributions from net realized gain on
  investment transactions                       (.03)           (.02)          -0-
Total dividends and distributions               (.03)           (.04)        (.02)
Net asset value, end of period                $14.21          $12.62       $10.84

Total Return
Total investment return based on net
  asset value(e)                               12.85%          16.82%        8.55%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $244,732        $114,591      $50,779
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.83%(f)(g)     2.03%(f)     2.25%(h)
  Expenses, before waivers/reimbursements       1.83%(f)(g)     2.03%(f)     2.76%(h)
  Net investment loss                           (.30)%(g)       (.32)%(c)    (.38)%(c)(d)(h)
Portfolio turnover rate                            1%             32%          28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 47


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                Wealth Appreciation Strategy
                                                       Advisor Class
                                            ------------------------------------
                                                                         September 2,
                                               Year Ended August 31,      2003(a) to
                                            ---------------------------   August 31,
                                                2006            2005         2004
                                            -----------     -----------  -----------
Net asset value, beginning of period          $12.77          $10.92       $10.00

Income From Investment Operations
Net investment income(b)                         .09             .08(c)       .06(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.69            1.88          .89
Net increase in net asset value from
  operations                                    1.78            1.96          .95

Less: Dividends and Distributions
Dividends from net investment income            (.08)           (.09)        (.03)
Distributions from net realized gain on
  investment transactions                       (.03)           (.02)          -0-
Total dividends and distributions               (.11)           (.11)        (.03)
Net asset value, end of period                $14.44          $12.77       $10.92

Total Return
Total investment return based on net
  asset value(e)                               13.99%          18.04%        9.51%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $300,451        $106,973      $37,645
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .82%(f)(g)     1.02%(f)     1.28%(h)
  Expenses, before waivers/reimbursements        .82%(f)(g)     1.02%(f)     1.84%(h)
  Net investment income                          .67%(g)         .66%(c)      .58%(c)(d)(h)
Portfolio turnover rate                            1%             32%          28%


See footnote summary on page 65.


48 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                Wealth Appreciation Strategy
                                                             Class R
                                            ---------------------------------------
                                                                        February 17,
                                               Year Ended August 31,    2004(i) to
                                            -------------------------   August 31,
                                                2006         2005         2004
                                            -----------   -----------  -----------
Net asset value, beginning of period          $12.69        $10.89       $11.29

Income From Investment Operations
Net investment income (loss)(b)                 (.04)         (.02)(c)      .02(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  1.71          1.91         (.42)
Net increase (decrease) in net asset
  value from operations                         1.67          1.89         (.40)

Less: Dividends and Distributions
Dividends from net investment income            (.06)         (.07)          -0-
Distributions from net realized gain on
  investment transactions                       (.03)         (.02)          -0-
Total dividends and distributions               (.09)         (.09)          -0-
Net asset value, end of period                $14.27        $12.69       $10.89

Total Return
Total investment return based on net
  asset value(e)                               13.20%        17.37%       (3.54)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $6,185          $117          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.46%(f)(g)   1.67%(f)     1.70%(h)
  Expenses, before waivers/reimbursements       1.46%(f)(g)   1.67%(f)     2.18%(h)
  Net investment income (loss)                  (.33)%(g)     (.17)%(c)     .32%(c)(h)
Portfolio turnover rate                            1%           32%          28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 49


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                         Wealth Appreciation Strategy
                                                   Class K
                                            -----------------------
                                                          March 1,
                                            Year Ended   2005(i) to
                                            August 31,   August 31,
                                               2006         2005
                                            ----------   ----------
Net asset value, beginning of period          $12.74       $12.19

Income From Investment Operations
Net investment income(b)                         .05          .01
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.68          .54
Net increase in net asset value from
  operations                                    1.73          .55

Less: Dividends and Distributions
Dividends from net investment income            (.09)          -0-
Distributions from net realized gain on
  investment transactions                       (.03)          -0-
Total dividends and distributions               (.12)          -0-
Net asset value, end of period                $14.35       $12.74

Total Return
Total investment return based on net
  asset value(e)                               13.60%        4.51%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $7,850          $10
Ratio to average net assets of:
  Expenses(f)                                   1.15%(g)     1.35%(h)
  Net investment income                          .38%(g)      .24%(h)
Portfolio turnover rate                            1%          32%


See footnote summary on page 65.


50 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                         Wealth Appreciation Strategy
                                                  Class I
                                            -----------------------
                                                          March 1,
                                            Year Ended   2005(i) to
                                            August 31,   August 31,
                                               2006         2005
                                            ----------   ----------
Net asset value, beginning of period          $12.75       $12.19

Income From Investment Operations
Net investment income(b)                         .13          .03
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.65          .53
Net increase in net asset value from
  operations                                    1.78          .56

Less: Dividends and Distributions
Dividends from net investment income            (.09)          -0-
Distributions from net realized gain on
  investment transactions                       (.03)          -0-
Total dividends and distributions               (.12)          -0-
Net asset value, end of period                $14.41       $12.75

Total Return
Total investment return based on net
  asset value(e)                               14.03%        4.59%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $16,452          $10
Ratio to average net assets of:
  Expenses(f)                                    .84%(g)     1.05%(h)
  Net investment income                          .98%(g)      .54%(h)
Portfolio turnover rate                            1%          32%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 51


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           Balanced Wealth Strategy
                                                                   Class A
                                                --------------------------------------------
                                                                               September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.96          $10.78          $10.00

Income From Investment Operations
Net investment income(b)                           .24             .17(c)          .15(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .93            1.24             .73

Net increase in net asset value from operations   1.17            1.41             .88

Less: Dividends and Distributions
Dividends from net investment income              (.23)           (.22)           (.10)
Distributions from net realized gain on
  investment transactions                         (.04)           (.01)             -0-

Total dividends and distributions                 (.27)           (.23)           (.10)

Net asset value, end of period                  $12.86          $11.96          $10.78

Total Return
Total investment return based on
  net asset value(e)                              9.94%          13.22%           8.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $934,926        $522,962        $185,724
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          .99%(f)(g)     1.13%(f)        1.25%(h)
  Expenses, before waivers/reimbursements          .99%(f)(g)     1.13%(f)        1.67%(h)
  Net investment income                           1.91%(g)        1.45%(c)        1.57%(c)(d)(h)
Portfolio turnover rate                              1%             59%             59%

See footnote summary on page 65.


52 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           Balanced Wealth Strategy
                                                                   Class B
                                                --------------------------------------------
                                                                               September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.91          $10.74          $10.00

Income From Investment Operations
Net investment income(b)                           .15             .09(c)          .09(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .93            1.24             .71

Net increase in net asset value from operations   1.08            1.33             .80

Less: Dividends and Distributions
Dividends from net investment income              (.15)           (.15)           (.06)
Distributions from net realized gain on
  investment transactions                         (.04)           (.01)             -0-

Total dividends and distributions                 (.19)           (.16)           (.06)

Net asset value, end of period                  $12.80          $11.91          $10.74

Total Return
Total investment return based on
  net asset value(e)                              9.16%          12.46%           8.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $455,131        $276,275        $123,265
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.71%(f)(g)     1.84%(f)        1.95%(h)
  Expenses, before waivers/reimbursements         1.71%(f)(g)     1.84%(f)        2.37%(h)
  Net investment income                           1.20%(g)         .75%(c)         .88%(c)(d)(h)
Portfolio turnover rate                              1%             59%             59%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 53


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           Balanced Wealth Strategy
                                                                   Class C
                                                --------------------------------------------
                                                                               September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.91          $10.74          $10.00

Income From Investment Operations
Net investment income(b)                           .15             .09(c)          .08(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .93            1.24             .72

Net increase in net asset value from operations   1.08            1.33             .80

Less: Dividends and Distributions
Dividends from net investment income              (.15)           (.15)           (.06)
Distributions from net realized gain on
  investment transactions                         (.04)           (.01)             -0-

Total dividends and distributions                 (.19)           (.16)           (.06)

Net asset value, end of period                  $12.80          $11.91          $10.74

Total Return
Total investment return based on
  net asset value(e)                              9.16%          12.46%           8.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $420,484        $203,262         $85,171
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.70%(f)(g)     1.83%(f)        1.96%(h)
  Expenses, before waivers/reimbursements         1.70%(f)(g)     1.83%(f)        2.38%(h)
  Net investment income                           1.22%(g)         .76%(c)         .85%(c)(d)(h)
Portfolio turnover rate                              1%             59%             59%

See footnote summary on page 65.


54 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           Balanced Wealth Strategy
                                                                Advisor Class
                                                --------------------------------------------
                                                                               September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.98          $10.79          $10.00

Income From Investment Operations
Net investment income(b)                           .27             .20(c)          .19(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .95            1.25             .72

Net increase in net asset value from operations   1.22            1.45             .91

Less: Dividends and Distributions
Dividends from net investment income              (.27)           (.25)           (.12)
Distributions from net realized gain on
  investment transactions                         (.04)           (.01)             -0-

Total dividends and distributions                 (.31)           (.26)           (.12)

Net asset value, end of period                  $12.89          $11.98          $10.79

Total Return
Total investment return based on
  net asset value(e)                             10.31%          13.60%           9.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $83,781         $53,679         $15,790
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          .69%(f)(g)      .84%(f)         .98%(h)
  Expenses, before waivers/reimbursements          .69%(f)(g)      .84%(f)        1.52%(h)
  Net investment income                           2.17%(g)        1.69%(c)        1.80%(c)(d)(h)
Portfolio turnover rate                              1%             59%             59%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 55


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                           Balanced Wealth Strategy
                                                                   Class R
                                                --------------------------------------------
                                                                                February 17,
                                                   Year Ended August 31,         2004(i) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.95          $10.77          $10.99

Income From Investment Operations
Net investment income(b)(c)                        .13             .18             .08
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions    1.00            1.20            (.25)

Net increase (decrease) in net asset value
  from operations                                 1.13            1.38            (.17)

Less: Dividends and Distributions
Dividends from net investment income              (.19)           (.19)           (.05)
Distributions from net realized gain on
  investment transactions                         (.04)           (.01)             -0-

Total dividends and distributions                 (.23)           (.20)           (.05)

Net asset value, end of period                  $12.85          $11.95          $10.77

Total Return
Total investment return based on
  net asset value(e)                              9.53%          12.95%          (1.54)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $3,651            $233             $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.33%(f)(g)     1.40%(f)        1.40%(h)
  Expenses, before waivers/reimbursements         1.35%(f)(g)     1.42%(f)        1.79%(h)
  Net investment income(c)                        1.07%(g)        1.57%           1.48%(h)
Portfolio turnover rate                              1%             59%             59%

See footnote summary on page 65.


56 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                              Balanced Wealth Strategy
                                                     Class K
                                               -----------------------
                                                             March 1,
                                               Year Ended   2005(i) to
                                               August 31,   August 31,
                                                  2006         2005
                                               ----------   ----------
Net asset value, beginning of period             $11.96       $11.61

Income From Investment Operations
Net investment income(b)                            .19          .04(c)
Net realized and unrealized gain on investment
  and foreign currency transactions                 .97          .41

Net increase in net asset value from operations    1.16          .45

Less: Dividends and Distributions
Dividends from net investment income               (.23)        (.10)
Distributions from net realized gain on
  investment transactions                          (.04)          -0-

Total dividends and distributions                  (.27)        (.10)

Net asset value, end of period                   $12.85       $11.96

Total Return
Total investment return based on
  net asset value(e)                               9.85%        3.88%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $7,194         $103
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)       1.05%(g)     1.15%(h)
  Expenses, before waivers/reimbursements(f)       1.05%(g)     1.37%(h)
  Net investment income                            1.55%(g)      .88%(c)(h)
Portfolio turnover rate                               1%          59%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 57


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                              Balanced Wealth Strategy
                                                     Class I
                                               -----------------------
                                                             March 1,
                                               Year Ended   2005(i) to
                                               August 31,   August 31,
                                                  2006         2005
                                               ----------   ----------
Net asset value, beginning of period             $11.96       $11.61

Income From Investment Operations
Net investment income(b)                            .29          .09
Net realized and unrealized gain on investment
  and foreign currency transactions                 .92          .37

Net increase in net asset value from operations    1.21          .46

Less: Dividends and Distributions
Dividends from net investment income               (.27)        (.11)
Distributions from net realized gain on
  investment transactions                          (.04)          -0-

Total dividends and distributions                  (.31)        (.11)

Net asset value, end of period                   $12.86       $11.96

Total Return
Total investment return based on
  net asset value(e)                              10.26%        4.02%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $19,723          $10
Ratio to average net assets of:
  Expenses(f)                                       .71%(g)      .88%(h)
  Net investment income                            2.33%(g)     1.49%(h)
Portfolio turnover rate                               1%          59%

See footnote summary on page 65.


58 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                         Wealth Preservation Strategy
                                                                   Class A
                                                --------------------------------------------
                                                                                September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.17          $10.62          $10.00

Income From Investment Operations
Net investment income(b)                           .27             .19(c)          .18(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .47             .64             .55

Net increase in net asset value from operations    .74             .83             .73

Less: Dividends and Distributions
Dividends from net investment income              (.24)           (.25)           (.11)
Distributions from net realized gain on
  investment transactions                         (.01)           (.02)             -0-
Tax return of capital                               -0-           (.01)             -0-

Total dividends and distributions                 (.25)           (.28)           (.11)

Net asset value, end of period                  $11.66          $11.17          $10.62

Total Return
Total investment return based on
  net asset value(e)                              6.71%           7.91%           7.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $268,341        $166,006         $64,467
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.02%(f)(g)     1.20%(f)        1.26%(h)
  Expenses, before waivers/reimbursements         1.02%(f)(g)     1.21%(f)        1.91%(h)
  Net investment income                           2.42%(g)        1.74%(c)        1.90%(c)(d)(h)
Portfolio turnover rate                              2%             81%            126%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 59


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                         Wealth Preservation Strategy
                                                                   Class B
                                                --------------------------------------------
                                                                                September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.13          $10.59          $10.00

Income From Investment Operations
Net investment income(b)                           .19             .11(c)          .12(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .47             .64             .54

Net increase in net asset value from operations    .66             .75             .66

Less: Dividends and Distributions
Dividends from net investment income              (.17)           (.18)           (.07)
Distributions from net realized gain on
  investment transactions                         (.01)           (.02)             -0-
Tax return of capital                               -0-           (.01)             -0-

Total dividends and distributions                 (.18)           (.21)           (.07)

Net asset value, end of period                  $11.61          $11.13          $10.59

Total Return
Total investment return based on
  net asset value(e)                              5.94%           7.14%           6.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $124,623         $87,971         $36,948
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.73%(f)(g)     1.90%(f)        1.95%(h)
  Expenses, before waivers/reimbursements         1.73%(f)(g)     1.93%(f)        2.64%(h)
  Net investment income                           1.72%(g)        1.03%(c)        1.23%(c)(d)(h)
Portfolio turnover rate                              2%             81%            126%

See footnote summary on page 65.


60 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                         Wealth Preservation Strategy
                                                                   Class C
                                                --------------------------------------------
                                                                                September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.12          $10.58          $10.00

Income From Investment Operations
Net investment income(b)                           .19             .11(c)          .12(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .47             .64             .53

Net increase in net asset value from operations    .66             .75             .65

Less: Dividends and Distributions
Dividends from net investment income              (.17)           (.18)           (.07)
Distributions from net realized gain on
  investment transactions                         (.01)           (.02)             -0-
Tax return of capital                               -0-           (.01)             -0-

Total dividends and distributions                 (.18)           (.21)           (.07)

Net asset value, end of period                  $11.60          $11.12          $10.58

Total Return
Total investment return based on
  net asset value(e)                              5.95%           7.15%           6.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $135,419         $81,802         $38,857
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.72%(f)(g)     1.90%(f)        1.95%(h)
  Expenses, before waivers/reimbursements         1.72%(f)(g)     1.91%(f)        2.61%(h)
  Net investment income                           1.72%(g)        1.05%(c)        1.23%(c)(d)(h)
Portfolio turnover rate                              2%             81%            126%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 61


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                         Wealth Preservation Strategy
                                                                 Advisor Class
                                                --------------------------------------------
                                                                                September 2,
                                                   Year Ended August 31,         2003(a) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.18          $10.63          $10.00

Income From Investment Operations
Net investment income(b)                           .31             .23(c)          .21(c)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                .47             .63             .55

Net increase in net asset value from operations    .78             .86             .76

Less: Dividends and Distributions
Dividends from net investment income              (.28)           (.28)           (.13)
Distributions from net realized gain on
  investment transactions                         (.01)           (.02)             -0-
Tax return of capital                               -0-           (.01)             -0-

Total dividends and distributions                 (.29)           (.31)           (.13)

Net asset value, end of period                  $11.67          $11.18          $10.63

Total Return
Total investment return based on
  net asset value(e)                              7.01%           8.19%           7.59%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $24,549         $19,741         $43,811
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          .72%(f)(g)      .90%(f)         .97%(h)
  Expenses, before waivers/reimbursements          .72%(f)(g)      .90%(f)        1.70%(h)
  Net investment income                           2.71%(g)        2.12%(c)        2.14%(c)(d)(h)
Portfolio turnover rate                              2%             81%            126%

See footnote summary on page 65.


62 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                         Wealth Preservation Strategy
                                                                   Class R
                                                --------------------------------------------
                                                                                February 17,
                                                   Year Ended August 31,         2004(i) to
                                                ----------------------------     August 31,
                                                    2006            2005            2004
                                                ------------    ------------    ------------
Net asset value, beginning of period            $11.18          $10.62          $10.66

Income From Investment Operations
Net investment income(b)(c)                        .16             .17             .11
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions     .55             .64            (.09)

Net increase in net asset value from operations    .71             .81             .02

Less: Dividends and Distributions
Dividends from net investment income              (.19)           (.22)           (.06)
Distributions from net realized gain on
  investment transactions                         (.01)           (.02)             -0-
Tax return of capital                               -0-           (.01)             -0-

Total dividends and distributions                 (.20)           (.25)           (.06)

Net asset value, end of period                  $11.69          $11.18          $10.62

Total Return
Total investment return based on
  net asset value(e)                              6.41%           7.70%            .21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $5,120            $888             $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.34%(f)(g)     1.40%(f)        1.40%(h)
  Expenses, before waivers/reimbursements         1.36%(f)(g)     1.54%(f)        2.10%(h)
  Net investment income(c)                        1.53%(g)        1.46%           1.91%(h)
Portfolio turnover rate                              2%             81%            126%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 63


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                             Wealth Preservation Strategy
                                                     Class K
                                               -----------------------
                                                             March 1,
                                               Year Ended   2005(i) to
                                               August 31,   August 31,
                                                  2006         2005
                                               ----------   ----------
Net asset value, beginning of period             $11.17       $10.98

Income From Investment Operations
Net investment income(b)                            .18          .06(c)
Net realized and unrealized gain on investment
  and foreign currency transactions                 .56          .24

Net increase in net asset value from operations     .74          .30

Less: Dividends and Distributions
Dividends from net investment income               (.24)        (.11)
Distributions from net realized gain on
  investment transactions                          (.01)          -0-
Tax return of capital                                -0-        (.00)(j)

Total dividends and distributions                  (.25)        (.11)

Net asset value, end of period                   $11.66       $11.17

Total Return
Total investment return based on
  net asset value(e)                               6.68%        2.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $1,000          $84
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)        1.04%(g)     1.15%(h)
  Expenses, before waivers/reimbursements(f)       1.04%(g)     1.39%(h)
  Net investment income                            1.71%(g)     1.22%(c)(h)
Portfolio turnover rate                               2%          81%

See footnote summary on page 65.


64 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                             Wealth Preservation Strategy
                                                     Class I
                                               -----------------------
                                                             March 1,
                                               Year Ended   2005(i) to
                                               August 31,   August 31,
                                                  2006         2005
                                               ----------   ----------
Net asset value, beginning of period             $11.16       $10.98

Income From Investment Operations
Net investment income(b)                            .30          .10(c)
Net realized and unrealized gain on investment
  and foreign currency transactions                 .49          .21

Net increase in net asset value from operations     .79          .31

Less: Dividends and Distributions
Dividends from net investment income               (.28)        (.12)
Distributions from net realized gain on
  investment transactions                          (.01)          -0-
Tax return of capital                                -0-        (.01)

Total dividends and distributions                  (.29)        (.13)

Net asset value, end of period                   $11.66       $11.16

Total Return
Total investment return based on
  net asset value(e)                               7.11%        2.84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $2,440          $10
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)         .75%(g)      .90%(h)
  Expenses, before waivers/reimbursements(f)        .75%(g)      .95%(h)
  Net investment income                            2.81%(g)     1.85%(c)(h)
Portfolio turnover rate                               2%          81%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d)   Net of expenses waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. The estimated blended expense ratio of the Underlying Portfolios was .07%, .07% and .06%, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2006.

(g)   The ratio includes expenses attributable to costs of proxy solicitation.

(h)   Annualized.

(i)   Commencement of distribution.

(j)   Amount is less than $(.005).


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 65


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholders
AllianceBernstein Wealth Appreciation Strategy
AllianceBernstein Balanced Wealth Strategy and
AllianceBernstein Wealth Preservation Strategy

We have audited the accompanying statements of net assets of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (constituting series of the AllianceBernstein Portfolios, hereafter referred to as the "Funds") as of August 31, 2006, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2005 and the financial highlights for each of the presented years and periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the investee portfolios' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy as of August 31, 2006, and the results of each of their operations, changes in each of their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 27, 2006


66 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


TAX INFORMATION
(unaudited)


For the fiscal year ended August 31, 2006, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate 100%, 35.22% and 12.45% or the maximum amount allowable of the total ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, as qualified dividend income.

100%, 21.47% and 7.31% of the total ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy paid $1,749,588, $4,430,554 and $221,942, respectively, of long-term capital gain distributions, during the fiscal year ended August 31, 2006, which are subject to a maximum tax rate of 15%.

For foreign shareholders, Balanced Wealth Strategy and Wealth Preservation Strategy designate 38.16% and 67.88%, respectively, as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2006.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 67


TRUSTEES


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Drew Demakis(2), Vice President
Thomas J. Fontaine(2), Vice President
Joshua Lisser(2), Vice President
Seth J. Masters(2), Vice President
Christopher Nikolich(2), Vice President
Emilie D. Wrapp, Clerk
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team. Messrs. Demakis, Fontaine, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy's portfolio.


68 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


MANAGEMENT OF THE FUND


Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                              COMPLEX         TRUSTEESHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                        TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Marc O. Mayer, ++                   Executive Vice President of the                 111           SCB Partners,
1345 Avenue of the                  Adviser since 2001 and Executive                                Inc. and
Americas                            Managing Director of                                            SCB Inc.
New York, NY 10105                  AllianceBernstein Investments, Inc.
10/2/57                             ("ABI") since 2003; prior thereto he
(2003)                              was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    the Adviser from 2001-2003. Prior
                                    thereto, Chief Executive Officer of
                                    Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage
                                    arm of Bernstein & Co. LLC ("SCB &
                                    Co.")) and its predecessor since
                                    prior to 2001.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #,##         Investment Adviser and an                       113               None
P.O. Box 5060                       Independent Consultant. He
Greenwich, CT 06831                 was formerly Senior Manager
9/7/32                              of Barrett Associates, Inc., a
(1998)                              registered investment adviser,
Chairman of the Board               with which he had been associated
                                    since prior to 2001. He was formerly
                                    Deputy Comptroller and Chief Investment
                                    Officer of the State of New York and,
                                    prior thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

Ruth Block, #, **                   Formerly Executive Vice                         100               None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(1993)                              States; Chairman and Chief Executive
                                    Officer of Evlico (insurance); Director
                                    of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities Corporation;
                                    Governor at Large, National Association of
                                    Securities Dealers, Inc.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 69


                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                              COMPLEX         TRUSTEESHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                        TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
David H. Dievler, #                  Independent Consultant. Until                 112                None
P.O. Box 167                         December 1994 he was Senior
Spring Lake, NJ 07762                Vice President of AllianceBernstein
10/23/29                             Corporation ("AB Corp.") (formerly
(1999)                               Alliance Capital Management Corporation)
                                     responsible for mutual fund administration.
                                     Prior to joining AB Corp. in 1984, he was
                                     Chief Financial Officer of Eberstadt Asset
                                     Management since 1968. Prior to that, he was
                                     a Senior Manager at Price Waterhouse & Co.
                                     Member of American Institute of Certified
                                     Public Accountants since 1953.

John H. Dobkin, #                    Consultant. Formerly President                111                None
P.O. Box 12                          of Save Venice, Inc. (preservation
Annandale, NY 12504                  organization) from 2001-2002,
2/19/42                              Senior Advisor from June 1999-
(1999)                               June 2000 and President of
                                     Historic Hudson Valley (historic
                                     preservation) from December 1989-May 1999.
                                     Previously, Director of the National Academy
                                     of Design and during 1988-1992, Director and
                                     Chairman of the Audit Committee of AB Corp.
                                     (formerly Alliance Capital Management
                                     Corporation).

Michael J. Downey, #                 Consultant since January 2004.                111            Asia Pacific
c/o AllianceBernstein L.P.           Formerly managing partner of                                  Fund, Inc.,
Attn. Philip L. Kirstein             Lexington Capital, LLC (investment                              and The
1345 Avenue of the                   advisory firm) from 1997 until                                Merger Fund
Americas                             December 2003. Prior thereto,
New York, NY 10105                   Chairman and CEOof Prudential
1/26/44                              Mutual Fund Management
(2005)                               from 1987 to 1993.

D. James Guzy, #                     Chairman of the Board of PLX                  111               Intel
P.O. Box 128                         Technology (semi-conductors) and                             Corporation
Glenbrook, NV 89413                  of SRC Computers Inc., with                                     (semi-
3/7/36                               which he has been associated                                 conductors);
(2005)                               since prior to 2001. He is also                              Cirrus Logic
                                     President of the Arbor Company                               Corporation
                                     (private family investments).                                   (semi-
                                                                                                  conductors);
                                                                                                  and the Davis
                                                                                                    Selected
                                                                                                    Advisors
                                                                                                    Group of
                                                                                                  Mutual Funds.


70 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                                                 PORTFOLIOS
                                                                                   IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                              COMPLEX         TRUSTEESHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                        TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
Nancy P. Jacklin, #                  Formerly U.S. Executive Director of           111
4046 Chancery Court, NW              the International Monetary Fund
Washington, DC 20007                 (December 2002-May 2006);
5/22/48                              Partner, Clifford Chance (1992-
(2006)                               2002); Senior Counsel, International
                                     Banking and Finance, and Associate General
                                     Counsel, Citicorp (1985-1992); Assistant
                                     General Counsel (International), Federal
                                     Reserve Board of Governors (1982-1985);
                                     and Attorney Advisor, U.S. Department of the
                                     Treasury (1973-1982). Member of the Bar of
                                     the District of Columbia and of New York; and
                                     member of the Council on Foreign Relations.

Marshall C. Turner, Jr., #           Principal of Turner Venture Associates        111             The George
220 Montgomery Street                (venture capital and consulting)                                Lucas
Penthouse 10                         since prior to 2001. From 2003 until                          Educational
San Francisco, CA 94104              May 31, 2006, he was CEO of Toppan                            Foundation;
10/10/41                             Photomasks, Inc. (semi-conductor                              and National
(2005)                               manufacturing services), Austin, Texas.                      Datacast, Inc.


*    There is no stated term of office for the Fund's Trustees.

**   Ms.Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++   Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

##   Member of the Fair Value Pricing Committee.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 71


Officer Information

Certain information concerning the Fund's Officers is listed below.

    NAME, ADDRESS*                      POSITION(S)                           PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                   HELD WITH TRUST                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer,                       President and Chief             See biography above.
10/02/57                             Executive Officer

Philip L. Kirstein,                  Senior Vice President           Senior Vice President and Independent
5/29/45                              and Independent                 Compliance Officer of the
                                     Compliance Officer              AllianceBernstein Funds, with which he
                                                                     has been associated since October 2004.
                                                                     Prior thereto, he was Of Counsel to
                                                                     Kirkpatrick & Lockhart, LLP from
                                                                     October 2003 to October 2004, and
                                                                     General Counsel of Merrill Lynch
                                                                     Investment Managers, L.P. since prior
                                                                     to 2001 until March 2003.

Drew Demakis,                        Vice President                  Senior Vice President of the Adviser**,
8/21/63                                                              with which he has been associated since
                                                                     prior to 2001.

Thomas J. Fontaine,                  Vice President                  Senior Vice President of the Adviser**,
8/20/65                                                              with which he has been associated since
                                                                     prior to 2001.

Joshua Lisser,                       Vice President                  Senior Vice President of the Adviser**,
11/9/66                                                              with which he has been associated since
                                                                     prior to 2001.

Seth J. Masters,                     Vice President                  Executive Vice President of the
06/4/59                                                              Adviser**, with which he has been
                                                                     associated since prior to 2001, Chief
                                                                     Investment Officer of Style Blend and
                                                                     Core Equity Services and Head of the
                                                                     U.S. and Global Style Blend teams.

Christopher Nikolich,                Vice President                  Senior Vice President of the Adviser**,
10/10/69                                                             with which he has been associated since
                                                                     prior to 2001.

Emilie D. Wrapp,                     Clerk                           Senior Vice President, Assistant
11/13/55                                                             General Counsel and Assistant Secretary
                                                                     of ABI**, with which she has been
                                                                     associated since prior to 2001.


72 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


    NAME, ADDRESS*                      POSITION(S)                           PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                   HELD WITH TRUST                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo,                  Treasurer and Chief             Senior Vice President of ABIS**, with
3/28/59                              Financial Officer               which he has been associated since prior
                                                                     to 2001.

Vincent S. Noto,                     Controller                      Vice President of ABIS**, with which
12/14/64                                                             he has been associated since prior to
                                                                     2001.


* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Trust.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 73


The information on pages 74-147 represents the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's August 31, 2006 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request.


PORTFOLIO SUMMARY
August 31, 2006


U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*

[ ]  34.4%   Financial                                     [PIE CHART OMITTED]
[ ]  11.8%   Energy
[ ]  11.8%   Consumer Staples
[ ]   9.4%   Utilities
[ ]   6.7%   Consumer Growth
[ ]   6.1%   Capital Equipment
[ ]   5.5%   Technology
[ ]   4.8%   Consumer Cyclicals
[ ]   3.6%   Industrial Commodities
[ ]   1.9%   Medical
[ ]   1.2%   Consumer Services
[ ]   0.8%   Services

[ ]   2.0%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

[ ]  27.6%   Technology                                    [PIE CHART OMITTED]
[ ]  24.0%   Health Care
[ ]  18.0%   Finance
[ ]   8.5%   Energy
[ ]   7.0%   Consumer Services
[ ]   5.7%   Consumer Staples
[ ]   4.6%   Aerospace & Defense
[ ]   2.1%   Basic Industry
[ ]   1.1%   Capital Goods
[ ]   0.5%   Multi-Industry Company
[ ]   0.4%   Transportation

[ ]   0.5%   Short-Term

* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


74 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*

[ ]  29.7%   Diversified                                   [PIE CHART OMITTED]
[ ]  17.9%   Office
[ ]  10.6%   Apartments
[ ]   8.9%   Shopping Centers
[ ]   7.3%   Industrial
[ ]   5.5%   Lodging
[ ]   5.2%   Regional Malls
[ ]   5.1%   Retail
[ ]   2.6%   Residential
[ ]   2.4%   Self Storage
[ ]   1.5%   Health Care

[ ]   3.3%   Short-Term

COUNTRY BREAKDOWN*

[ ]  43.4%   United States                                 [PIE CHART OMITTED]
[ ]  11.4%   Japan
[ ]   9.2%   United Kingdom
[ ]   9.2%   Australia
[ ]   7.9%   France
[ ]   4.9%   Canada
[ ]   7.0%   Hong Kong
[ ]   1.2%   Singapore
[ ]   1.1%   Netherlands
[ ]   1.0%   Germany
[ ]   0.4%   Finland

[ ]   3.3%   Short-Term

* All data are as of August 31, 2006. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser. These industry classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 75


PORTFOLIO SUMMARY
August 31, 2006


INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*

[ ]  35.5%   Financial                                     [PIE CHART OMITTED]
[ ]  12.8%   Capital Equipment
[ ]  10.4%   Energy
[ ]   8.8%   Industrial Commodities
[ ]   7.1%   Technology
[ ]   6.2%   Consumer Staples
[ ]   4.2%   Utilities
[ ]   3.5%   Telecommunication
[ ]   2.8%   Construction & Housing
[ ]   2.7%   Medical
[ ]   2.3%   Transportation
[ ]   0.8%   Consumer Cyclicals

[ ]   2.9%   Short-Term

COUNTRY BREAKDOWN*

[ ]  23.0%   United Kingdom                                [PIE CHART OMITTED]
[ ]  17.1%   Japan
[ ]  15.6%   France
[ ]  10.9%   Germany
[ ]   5.1%   Netherlands
[ ]   4.3%   Taiwan
[ ]   4.0%   South Korea
[ ]   2.7%   China
[ ]   2.5%   Spain
[ ]   2.4%   Italy
[ ]   2.2%   Switzerland
[ ]   2.1%   Brazil
[ ]   1.1%   Belgium
[ ]   4.1%   Other

[ ]   2.9%   Short-Term


* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Value Portfolio represent less than 1.1% weightings in Canada, Hong Kong, Hungary, Israel, Singapore, South Africa and Sweden.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


76 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*

[ ]  34.5%   Finance                                       [PIE CHART OMITTED]
[ ]  11.7%   Health Care
[ ]  10.2%   Technology
[ ]   8.4%   Consumer Staples
[ ]   7.4%   Consumer Manufacturing
[ ]   6.8%   Basic Industry
[ ]   6.0%   Consumer Services
[ ]   5.2%   Energy
[ ]   3.8%   Capital Goods
[ ]   3.6%   Multi-Industry Company
[ ]   1.1%   Utility

[ ]   1.3%   Short-Term

COUNTRY BREAKDOWN*

[ ]  22.9%   Japan                                         [PIE CHART OMITTED]
[ ]  18.7%   Switzerland
[ ]  15.5%   France
[ ]  12.8%   United Kingdom
[ ]   4.6%   Germany
[ ]   3.5%   Italy
[ ]   3.4%   Netherlands
[ ]   2.4%   Spain
[ ]   2.2%   Brazil
[ ]   2.2%   Mexico
[ ]   1.9%   Norway
[ ]   1.8%   Ireland
[ ]   1.7%   Australia
[ ]   5.1%   Other

[ ]   1.3%   Short-Term


* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Growth Portfolio represent less than 1.7% weightings in Bahamas, China, Hong Kong, Russia, South Korea and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 77


PORTFOLIO SUMMARY
August 31, 2006


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*

[ ]  23.5%   Financial                                     [PIE CHART OMITTED]
[ ]  12.3%   Capital Equipment
[ ]   8.6%   Industrial Commodities
[ ]   8.1%   Services
[ ]   8.1%   Technology
[ ]   8.0%   Consumer Cyclicals
[ ]   7.7%   Consumer Staples
[ ]   6.8%   Consumer Growth
[ ]   5.9%   Utilities
[ ]   3.4%   Energy
[ ]   1.9%   Non-Financial

[ ]   5.7%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

[ ]  29.0%   Consumer Services                             [PIE CHART OMITTED]
[ ]  21.6%   Technology
[ ]  15.6%   Health Care
[ ]  10.5%   Energy
[ ]   7.2%   Finance
[ ]   5.1%   Capital Goods
[ ]   3.3%   Basic Industry
[ ]   2.4%   Transportation
[ ]   1.8%   Aerospace & Defense
[ ]   1.3%   Multi-Industry Commodities
[ ]   0.9%   Utilities

[ ]   1.3%   Short-Term


* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


78 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*

[ ]  54.3%   U.S. Government &                             [PIE CHART OMITTED]
             Government Sponsored Agency Obligations
[ ]  20.9%   Corporate Debt Obligations
[ ]  12.1%   Collateralized Mortgage
             Obligations
[ ]   7.9%   Asset Backed Securities
[ ]   3.5%   Commercial Mortgage
             Backed Securities

[ ]   1.3%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*

[ ]  27.9%   Federal National Mortgage                     [PIE CHART OMITTED]
             Association
[ ]  14.2%   Corporate Debt Obligations
[ ]  10.9%   Sovereign Debt Securities
[ ]   8.2%   U.S. Treasury Securities
[ ]   6.2%   Commercial Mortgage
             Backed Securities
[ ]   3.8%   Collateralized Mortgage
             Obligations
[ ]   3.3%   Asset Backed Securities
[ ]   2.3%   Federal Home Loan
             Mortgage Corporation
[ ]   1.4%   Government National
             Mortgage Association

[ ]  21.8%   Short-Term


* All data are as of August 31, 2006. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 79


PORTFOLIO SUMMARY
August 31, 2006


INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*

[ ]  94.4%   U.S. Government &                             [PIE CHART OMITTED]
             Government Sponsored Agency Obligations
[ ]   2.0%   Non U.S. Dollar Sovereign
             Debt

[ ]   3.6%   Short-Term


HIGH YIELD PORTFOLIO

SECTOR/INDUSTRY BREAKDOWN*

[ ]   8.4%   Utilities                                     [PIE CHART OMITTED]
[ ]   6.1%   Cable
[ ]   5.4%   Gaming
[ ]   4.9%   Automotive
[ ]   4.7%   Communications--Mobile
[ ]   4.6%   Energy
[ ]   4.4%   Health Care
[ ]   4.4%   Structured Notes
[ ]   4.0%   Services
[ ]   4.0%   Communications--Fixed
[ ]   3.7%   Index
[ ]   3.5%   Metals/Mining
[ ]   3.3%   Food/Beverage
[ ]   3.3%   Diversified Media
[ ]  27.9%   Other

[ ]   7.4%   Short Term


* All data are as of August 31, 2006. The Portfolios' security type and sector/industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" sector weightings for High Yield Portfolio represent less than 2.9% weightings in chemicals, technology, industrial, broadcasting/media, financial, entertainment & leisure, hotel/lodging, building/real estate, paper/packaging, consumer manufacturing, petroleum products, retail, supermarket/drug, transportation, aerospace/defense, public utilities--electric & gas, containers, non-convertible preferred stocks, public utilities--telephone, consumer products and common stocks.

     Please note: The sector classifications presented herein for High Yield Portfolio are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


80 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.5%

Financial-34.3%
Banks-NYC-7.9%
CIT Group, Inc.                                  97,300   $    4,384,338
Citigroup, Inc.                               1,532,500       75,628,875
JPMorgan Chase & Co.                          1,149,400       52,481,604
The Bank of New York, Inc.                      336,800       11,367,000
                                                             ------------
                                                             143,861,817

Life Insurance-2.4%
Genworth Financial, Inc. Class A                381,600       13,138,488
MetLife, Inc.                                   276,650       15,224,050
Prudential Financial, Inc.                       42,800        3,141,948
Torchmark Corp.                                 101,400        6,308,094
UnumProvident Corp.                             342,700        6,494,165
                                                             ------------
                                                              44,306,745

Major Regional Banks-10.3%
Bank of America Corp.                         1,327,994       68,351,851
BB&T Corp.                                       32,700        1,399,560
Comerica, Inc.                                  198,600       11,369,850
Huntington Bancshares, Inc.                     403,400        9,649,328
KeyCorp.                                         89,900        3,307,421
Mellon Financial Corp.                          308,300       11,478,009
National City Corp.                             388,600       13,437,788
PNC Financial Services Group, Inc.               57,600        4,077,504
Regions Financial Corp.                         330,200       11,883,898
SunTrust Banks, Inc.                             99,200        7,578,880
U.S. Bancorp                                    336,000       10,775,520
Wachovia Corp.                                  335,400       18,322,902
Wells Fargo & Co.                               449,200       15,609,700
                                                             ------------
                                                             187,242,211

Multi-Line Insurance-3.2%
American International Group, Inc.              672,000       42,887,040
The Hartford Financial Services Group,
  Inc.                                          174,600       14,991,156
                                                             ------------
                                                              57,878,196

Property-Casualty Insurance-3.8%
ACE, Ltd.                                       145,900        7,858,174
Old Republic International Corp.                243,925        5,098,033
PartnerRe, Ltd.                                  66,100        4,250,230
RenaissanceRe Holdings, Ltd.                    128,700        6,628,050
The Allstate Corp.                               97,050        5,623,077
The Chubb Corp.                                 296,800       14,887,488
The St. Paul Travelers Cos., Inc.               397,186       17,436,465
XL Capital, Ltd. Class A                        124,300        8,159,052
                                                             ------------
                                                              69,940,569


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 81


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-3.0%
Astoria Financial Corp.                          56,800   $    1,743,760
Fannie Mae                                      425,050       22,378,882
Freddie Mac                                     330,500       21,019,800
Washington Mutual, Inc.                         205,200        8,595,828
                                                             ------------
                                                              53,738,270

Miscellaneous-3.7%
Federated Investors, Inc. Class B               103,400        3,461,832
Janus Capital Group, Inc.                       373,650        6,643,497
Lehman Brothers Holdings, Inc.                  109,200        6,968,052
MBIA, Inc.                                       89,800        5,534,374
Merrill Lynch & Co., Inc.                       389,500       28,639,935
MGIC Investment Corp.                            28,100        1,626,147
Morgan Stanley                                  109,200        7,184,268
The Goldman Sachs Group, Inc.                    25,000        3,716,250
Waddell & Reed Financial, Inc. Class A          151,300        3,513,186
                                                             ------------
                                                              67,287,541
                                                             ------------
                                                             624,255,349

Energy-11.8%
Gas Pipelines-0.1%
El Paso Corp.                                    56,000          813,120

Offshore Drilling-1.2%
Diamond Offshore Drilling, Inc.                  54,200        3,928,416
ENSCO International, Inc.                        78,200        3,494,758
GlobalSantaFe Corp.                             117,000        5,758,740
Noble Corp.                                      69,500        4,544,605
Rowan Cos., Inc.                                126,800        4,336,560
                                                             ------------
                                                              22,063,079

Oils-Integrated Domestic-2.4%
ConocoPhillips                                  333,100       21,128,533
Marathon Oil Corp.                              128,100       10,696,350
Occidental Petroleum Corp.                       71,200        3,630,488
Total SA (ADR)                                  120,200        8,105,086
                                                             ------------
                                                              43,560,457

Oils-Integrated International-8.1%
BP PLC (ADR)                                     99,700        6,784,585
Chevron Corp.                                   580,300       37,371,320
Exxon Mobil Corp.                             1,531,400      103,629,838
                                                             ------------
                                                             147,785,743
                                                             ------------
                                                             214,222,399

Consumer Staples-11.7%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                 18,900        1,328,670
PepsiCo, Inc.                                   124,100        8,101,248
The Coca-Cola Co.                               342,000       15,325,020
                                                             ------------
                                                              24,754,938


82 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.0%
Bunge, Ltd.                                      53,800   $    3,031,092
ConAgra Foods, Inc.                             419,900        9,993,620
General Mills, Inc.                             198,500       10,764,655
Kellogg Co.                                     210,100       10,652,070
Kraft Foods, Inc. Class A                        32,700        1,108,857
Sara Lee Corp.                                   99,400        1,653,022
                                                             ------------
                                                              37,203,316

Restaurants-1.1%
McDonald's Corp.                                556,700       19,985,530

Retail-Food-1.1%
Safeway, Inc.                                   317,400        9,817,182
The Kroger Co.                                  398,300        9,483,523
                                                             ------------
                                                              19,300,705

Soaps-3.5%
Colgate-Palmolive Co.                           180,200       10,786,772
The Clorox Co.                                  152,900        9,144,949
The Procter & Gamble Co.                        715,900       44,314,210
                                                             ------------
                                                              64,245,931

Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                       33,000        1,358,610

Tobacco-2.5%
Altria Group, Inc.                              447,150       37,350,439
UST, Inc.                                       173,900        9,192,354
                                                             ------------
                                                              46,542,793
                                                             ------------
                                                             213,391,823

Utilities-9.3%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                        53,400        2,228,916
Alliant Energy Corp.                             17,600          643,984
American Electric Power Co., Inc.                97,969        3,573,909
Constellation Energy Group, Inc.                 34,350        2,064,091
Dominion Resources, Inc.                        189,300       15,123,177
Entergy Corp.                                   143,700       11,158,305
Northeast Utilities                             137,900        3,145,499
Wisconsin Energy Corp.                           85,125        3,660,375
                                                             ------------
                                                              41,598,256

Telephone-7.0%
American Tower Corp. Class A(a)                  90,000        3,227,400
AT&T, Inc.                                    1,358,800       42,299,444
BellSouth Corp.                                 537,400       21,882,928
Crown Castle International Corp.(a)             287,600        9,881,936
Embarq Corp.(a)                                  38,305        1,806,081
Sprint Corp.                                    766,100       12,962,412
Verizon Communications, Inc.                  1,045,800       36,791,244
                                                             ------------
                                                             128,851,445
                                                             ------------
                                                             170,449,701


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 83


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-6.6%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)          611,100   $    5,609,898

Drugs-3.2%
Pfizer, Inc.                                  2,151,700       59,300,852

Entertainment-1.5%
The Walt Disney Co.                             198,900        5,897,385
Time Warner, Inc.                             1,335,900       22,202,658
                                                             ------------
                                                              28,100,043

Hospital Management-0.1%
Tenet Healthcare Corp.(a)                       157,800        1,243,464

Other Medical-0.4%
AmerisourceBergen Corp.                         156,700        6,919,872

Radio-TV Broadcasting-1.1%
Comcast Corp. Class A(a)                        403,800       14,133,000
Comcast Corp. Class A Special(a)                148,950        5,199,845
                                                             ------------
                                                              19,332,845
                                                             ------------
                                                             120,506,974

Capital Equipment-6.1%
Aerospace & Defense-0.6%
Goodrich Corp.                                   95,900        3,735,305
The Boeing Co.                                  101,300        7,587,370
                                                             ------------
                                                              11,322,675

Auto & Truck Parts-0.3%
Eaton Corp.                                      81,900        5,446,350

Defense-1.3%
Lockheed Martin Corp.                           108,700        8,978,620
Northrop Grumman Corp.                          200,900       13,422,129
                                                             ------------
                                                              22,400,749

Electrical Equipment-2.9%
Cooper Industries, Ltd. Class A                  54,800        4,487,024
General Electric Co.                          1,429,300       48,681,958
                                                             ------------
                                                              53,168,982

Miscellaneous Capital Goods-1.0%
Ingersoll-Rand Co., Ltd.                        144,000        5,474,880
SPX Corp.                                       132,300        6,985,440
Textron, Inc.                                    72,800        6,105,008
                                                             ------------
                                                              18,565,328
                                                             ------------
                                                             110,904,084


84 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.5%
Communication-Equipment
  Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                 209,799   $    2,863,756
Cisco Systems, Inc.(a)                          162,500        3,573,375
Nokia Corp. (ADR)                               379,300        7,919,784
Tellabs, Inc.(a)                                467,600        4,764,844
                                                             ------------
                                                              19,121,759

Computer / Instrumentation-0.7%
Celestica, Inc.(a)                              339,400        3,251,452
Flextronics International, Ltd.(a)              319,100        3,765,380
Sanmina-SCI Corp.(a)                            599,600        2,032,644
Solectron Corp.(a)                              959,100        3,011,574
                                                             ------------
                                                              12,061,050

Computer Services/Software-1.3%
Ceridian Corp.(a)                               204,800        4,888,576
Electronic Data Systems Corp.                   458,600       10,928,438
Microsoft Corp.                                 336,800        8,652,392
                                                             ------------
                                                              24,469,406

Computers-1.8%
EMC Corp.(a)                                    493,200        5,745,780
Hewlett-Packard Co.                             432,600       15,815,856
International Business Machines Corp.           149,800       12,129,306
                                                             ------------
                                                              33,690,942

Semiconductors-0.3%
Agere Systems, Inc.(a)                          328,130        5,000,701

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                      136,200        3,799,980
Tech Data Corp.(a)                               42,875        1,495,909
                                                             ------------
                                                               5,295,889
                                                             ------------
                                                              99,639,747

Consumer Cyclicals-4.7%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                       136,600        4,275,580
V. F. Corp.                                      51,775        3,618,555
                                                             ------------
                                                               7,894,135

Autos & Auto Parts-2.2%
American Axle & Manufacturing Holdings,
  Inc.                                           11,000          183,590
Autoliv, Inc.                                   162,800        9,201,456
BorgWarner, Inc.                                121,100        6,867,581
DaimlerChrysler AG                              159,000        8,392,020
Magna International, Inc. Class A               109,000        7,842,550
Toyota Motor Corp. (ADR)                         76,500        8,288,010
                                                             ------------
                                                              40,775,207


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 85


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Limited Brands, Inc.                            282,000   $    7,255,860
Office Depot, Inc.(a)                           309,400       11,398,296
Saks, Inc.                                      299,500        4,321,785
Target Corp.                                     75,400        3,648,606
                                                             ------------
                                                              26,624,547

Toys-0.5%
Mattel, Inc.                                    455,500        8,581,620

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                          90,900        2,453,391
                                                             ------------
                                                              86,328,900

Industrial Commodities-3.6%
Chemicals-1.7%
Avery Dennison Corp.                            113,700        7,042,578
E. I. Du Pont de Nemours & Co.                  164,400        6,571,068
Eastman Chemical Co.                             27,800        1,458,110
Hercules, Inc.(a)                                63,825          995,670
PPG Industries, Inc.                            163,400       10,353,024
The Lubrizol Corp.                              123,500        5,371,015
                                                             ------------
                                                              31,791,465

Containers-0.9%
Crown Holdings, Inc.(a)                         238,700        4,389,693
Owens-Illinois, Inc.(a)                         275,200        4,172,032
Sonoco Products Co.                             210,400        7,044,192
                                                             ------------
                                                              15,605,917

Paper-1.0%
Kimberly-Clark Corp.                            200,000       12,700,000
Smurfit-Stone Container Corp.(a)                439,600        5,007,044
                                                             ------------
                                                              17,707,044
                                                             ------------
                                                              65,104,426

Medical-1.9%
Health & Personal Care-1.9%
Eli Lilly & Co.                                 153,300        8,574,069
Merck & Co., Inc.                               643,200       26,081,760
                                                             ------------
                                                              34,655,829

Consumer Services-1.2%
Broadcasting & Cable-1.2%
CBS Corp. Class B                               470,850       13,442,768
Viacom, Inc. Class B(a)                         243,750        8,848,125
                                                             ------------
                                                              22,290,893

Services-0.8%
Railroads-0.8%
CSX Corp.                                       245,400        7,415,988
Norfolk Southern Corp.                          178,300        7,618,759
                                                             ------------
                                                              15,034,747

Total Common Stocks
  (cost $1,606,824,625)                                    1,776,784,872


86 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $36,430,000)                           $ 36,430   $   36,430,000

Total Investments-99.5%
  (cost $1,643,254,625)                                    1,813,214,872
Other assets less liabilities-0.5%                             8,817,281

Net Assets-100%                                           $1,822,032,153

(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 87


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.5%

Technology-27.6%
Communication Equipment-6.3%
Corning, Inc.(a)                              1,694,800   $   37,692,352
Juniper Networks, Inc.(a)                       854,500       12,535,515
QUALCOMM, Inc.                                1,647,900       62,076,393
                                                             ------------
                                                             112,304,260

Computer Hardware/Storage-5.5%
Apple Computer, Inc.(a)                       1,407,850       95,522,623
Hewlett-Packard Co.                              74,000        2,705,440
                                                             ------------
                                                              98,228,063

Computer Peripherals-1.6%
Network Appliance, Inc.(a)                      835,500       28,607,520

Internet Media-8.6%
Google, Inc. Class A(a)                         226,785       85,844,926
Yahoo!, Inc.(a)                               2,306,900       66,484,858
                                                             ------------
                                                             152,329,784

Semiconductor Components-5.6%
Advanced Micro Devices, Inc.(a)               1,746,500       43,645,035
Broadcom Corp. Class A(a)                     1,613,500       47,501,440
NVIDIA Corp.(a)                                 269,300        7,839,323
                                                             ------------
                                                              98,985,798
                                                             ------------
                                                             490,455,425

Health Care-24.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                   93,280        6,336,510
Genentech, Inc.(a)                              822,600       67,880,952
Gilead Sciences, Inc.(a)                        784,550       49,740,470
                                                             ------------
                                                             123,957,932

Drugs-2.6%
Teva Pharmaceutical Industries, Ltd.
  (ADR)                                       1,321,250       45,926,650

Medical Products-3.3%
Alcon, Inc.                                     503,000       59,248,370

Medical Services-11.1%
Caremark Rx, Inc.                               873,200       50,593,208
Medco Health Solutions, Inc.(a)                 376,200       23,839,794
UnitedHealth Group, Inc.                        491,500       25,533,425
WellPoint, Inc.(a)                            1,252,850       96,983,119
                                                             ------------
                                                             196,949,546
                                                             ------------
                                                             426,082,498

Finance-18.0%
Banking-Money Center-4.7%
JPMorgan Chase & Co.                            915,800       41,815,428
UBS AG                                          740,800       42,055,216
                                                             ------------
                                                              83,870,644


88 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Banking-Regional-0.7%
Northern Trust Corp.                            238,700   $   13,364,813

Brokerage & Money Management-8.8%
Franklin Resources, Inc.                        436,600       42,965,806
Legg Mason, Inc.                                449,840       41,052,398
Merrill Lynch & Co., Inc.                       468,500       34,448,805
The Goldman Sachs Group, Inc.                   248,550       36,946,958
                                                             ------------
                                                             155,413,967

Insurance-2.3%
American International Group, Inc.              640,860       40,899,685

Miscellaneous-1.5%
Chicago Mercantile Exchange Holdings,
  Inc.                                           22,230        9,781,200
Nasdaq Stock Market, Inc.(a)                    221,160        6,305,272
NYSE Group, Inc.(a)                             180,000       10,674,000
                                                             ------------
                                                              26,760,472
                                                             ------------
                                                             320,309,581

Energy-8.5%
Oil Service-8.5%
Baker Hughes, Inc.                              229,900       16,364,282
GlobalSantaFe Corp.                             486,200       23,930,764
Halliburton Co.                               2,189,300       71,414,966
Nabors Industries, Ltd.(a)                      701,400       23,062,032
Schlumberger, Ltd.                              265,700       16,287,410
                                                             ------------
                                                             151,059,454

Consumer Services-7.0%
Cellular Communications-1.2%
America Movil S.A. de C.V. (ADR)                557,600       20,804,056

Restaurants & Lodging-2.9%
Hilton Hotels Corp.                             352,000        8,965,440
Las Vegas Sands Corp.(a)                        119,750        8,359,748
McDonald's Corp.                                828,850       29,755,715
Starwood Hotels & Resorts Worldwide, Inc.        89,950        4,790,737
                                                             ------------
                                                              51,871,640

Retail-General Merchandise-2.9%
eBay, Inc.(a)                                    93,930        2,616,890
Kohl's Corp.(a)                                 127,100        7,945,021
Lowe's Cos., Inc.                               559,400       15,137,364
Target Corp.                                    517,350       25,034,566
                                                             ------------
                                                              50,733,841
                                                             ------------
                                                             123,409,537

Consumer Staples-5.7%
Household Products-4.4%
The Procter & Gamble Co.                      1,259,100       77,938,290


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 89


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Retail-Food & Drug-1.3%
Walgreen Co.                                    278,400   $   13,769,664
Whole Foods Market, Inc.                        186,660       10,008,709
                                                             ------------
                                                              23,778,373
                                                             ------------
                                                             101,716,663

Aerospace & Defense-4.6%
Aerospace-4.6%
Rockwell Collins, Inc.                          239,750       12,570,092
The Boeing Co.                                  917,500       68,720,750
                                                             ------------
                                                              81,290,842

Basic Industry-2.1%
Chemicals-2.1%
Monsanto Co.                                    781,400       37,069,616

Capital Goods-1.1%
Electrical Equipment-0.8%
Emerson Electric Co.                            175,950       14,454,292

Miscellaneous-0.3%
United Technologies Corp.                        93,200        5,844,572
                                                             ------------
                                                              20,298,864

Multi-Industry Company-0.5%
Capital Equipment-0.5%
Textron, Inc.                                    98,500        8,260,210

Transportation-0.4%
Railroad-0.4%
CSX Corp.                                       208,500        6,300,870

Total Common Stocks
  (cost $1,697,900,986)                                    1,766,253,560

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $9,442,000)                             $ 9,442        9,442,000

Total Investments-100.0%
  (cost $1,707,342,986)                                    1,775,695,560
Other assets less liabilities-0.0%                              (221,346)

Net Assets-100%                                           $1,775,474,214


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt


90 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.3%
Real Estate Investment Trusts-95.3%
Apartments-10.4%
Archstone-Smith Trust                           204,400   $   10,869,992
AvalonBay Communities, Inc.                     140,900       17,048,900
Boardwalk Real Estate Investment Trust          225,400        6,199,367
Camden Property Trust                           160,100       12,422,159
Canadian Apartment Properties REI               115,000        1,846,783
Equity Residential Properties Trust             343,500       17,130,345
Essex Property Trust, Inc.                       42,500        5,332,475
Mid-America Apartment Communities, Inc.         164,500        9,935,800
United Dominion Realty Trust, Inc.              197,600        6,028,776
                                                             ------------
                                                              86,814,597

Diversified-29.3%
British Land Co. PLC                            855,293       22,232,742
Canadian Real Estate Investment Trust           121,800        2,807,803
Cominar Real Estate Investment Trust            128,200        2,389,324
Forest City Enterprises, Inc. Class A           125,013        6,723,199
GPT Group                                     4,087,500       14,254,008
H&R Real Estate Investment                      137,100        2,691,640
Hammerson PLC                                   353,000        8,547,613
Kerry Properties, Ltd.                        5,480,832       20,674,242
Land Securities Group PLC                       651,964       23,513,199
Mitsui Fudosan Co., Ltd.                      1,289,000       28,746,332
New World Development, Ltd.                   9,073,601       16,264,528
Sumitomo Realty & Development                   862,000       25,268,610
Sun Hung Kai Properties, Ltd.                 1,046,600       11,404,036
Unibail                                         195,318       38,120,075
Vornado Realty Trust                            160,500       16,998,555
Wereldhave NV                                    32,200        3,381,925
                                                             ------------
                                                             244,017,831

Health Care-1.5%
Ventas, Inc.                                    303,500       12,155,175

Industrial-7.2%
AMB Property Corp.                               63,200        3,528,456
Ascendas Real Estate Investment Trust         4,468,261        5,840,136
Bail Investissement Fonciere                    138,600        8,973,194
Brixton PLC                                     223,900        2,244,889
First Potomac Realty Trust                      113,600        3,522,736
Macquarie Goodman Group                       1,465,807        7,088,139
ProLogis Trust                                  369,300       20,850,678
Slough Estates PLC                              473,050        5,917,395
Summit Real Estate Investment Trust              86,100        2,321,343
                                                             ------------
                                                              60,286,966


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 91


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Lodging-5.5%
Equity Inns, Inc.                               256,000   $    3,937,280
FelCor Lodging Trust, Inc.                      284,300        6,098,235
Host Hotels & Resorts, Inc.                     526,757       11,873,103
LaSalle Hotel Properties                        104,500        4,591,730
Starwood Hotels & Resorts Worldwide, Inc.        71,100        3,786,786
Strategic Hotels & Resorts, Inc.                324,800        6,625,920
Sunstone Hotel Investors, Inc.                  283,000        8,461,700
                                                             ------------
                                                              45,374,754

Office-17.6%
Alexandria Real Estate Equities, Inc.           106,900       10,478,338
Allied Properties Real Estate Investment
  Trust                                         264,100        4,169,497
BioMed Realty Trust, Inc.                        68,000        2,117,520
Boston Properties, Inc.                         151,800       15,427,434
Brookfield Properties Corp.                     170,500        5,976,025
Corporate Office Properties Trust               273,500       12,846,295
DB RREEF Trust                                8,538,095       10,193,331
Derwent Valley Holdings PLC                     145,878        5,017,314
Digital Realty Trust, Inc.                      333,400        9,971,994
Dundee Real Estate Investment Trust             148,300        4,259,952
Equity Office Properties Trust                  133,300        4,944,097
ING Office Fund                               4,222,466        4,753,380
IVG Immobilien AG                                96,000        3,110,636
Japan Real Estate Investment Corp.                1,460       12,558,537
Maguire Properties, Inc.                        240,000        9,578,400
Nippon Building Fund, Inc.                        2,161       21,161,297
Reckson Associates Realty Corp.                  57,400        2,456,146
SL Green Realty Corp.                            69,300        7,731,108
                                                             ------------
                                                             146,751,301

Regional Malls-5.2%
General Growth Properties, Inc.                 180,200        8,168,466
Macerich Co.                                     10,900          813,794
RioCan Real Estate Investment Trust             295,800        6,128,490
Simon Property Group, Inc.                      263,600       22,350,644
Taubman Centers, Inc.                           133,000        5,358,570
                                                             ------------
                                                              42,819,964

Residential-2.5%
Deutsche Wohnen AG                               17,000        5,279,796
Sino Land Co., Ltd.                           5,580,601        9,405,466
Stockland                                     1,170,684        6,465,515
                                                             ------------
                                                              21,150,777

Retail-5.0%
Capital & Regional PLC                          422,928        8,109,766
CapitaMall Trust                              2,438,800        3,655,823
Citycon Oyj                                     660,000        3,228,045
Westfield Group                               1,905,964       26,559,603
                                                             ------------
                                                              41,553,237

Self Storage-2.4%
Public Storage, Inc.                            231,500       20,059,475


92 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-8.7%
Centro Properties Group                         439,127   $    2,565,785
Developers Diversified Realty Corp.             112,500        6,086,250
Federal Realty Investment Trust                  82,000        6,073,740
Japan Retail Fund Investment Corp.                  820        5,914,230
Kimco Realty Corp.                              348,200       14,467,710
Klepierre                                       125,100       17,577,193
Macquarie CountryWide Trust                   2,300,621        3,396,613
Primaris Retail Real Estate Investment
  Trust                                          85,000        1,349,634
Regency Centers Corp.                            64,500        4,338,915
Rodamco Europe NV                                49,550        5,352,392
Tanger Factory Outlet Centers, Inc.             154,100        5,516,780
                                                             ------------
                                                              72,639,242

Total Common Stocks
  (cost $647,214,512)                                        793,623,319

SHORT-TERM INVESTMENT-3.4%
Time Deposit-3.4%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $27,913,000)                           $ 27,913       27,913,000

Total Investments-98.7%
  (cost $675,127,512)                                        821,536,319
Other assets less liabilities-1.3%                            11,158,743

Net Assets-100%                                           $  832,695,062


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 93


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.2%
Financial-34.7%
Banking-21.6%
Bank Hapoalim, Ltd.                           1,664,800   $    7,320,865
Bank Leumi Le-Israel                            736,900        2,626,603
Barclays PLC                                  1,831,300       22,944,108
BNP Paribas, SA                                 227,300       24,168,306
Credit Agricole, SA                             454,610       18,472,986
Credit Suisse Group                             394,500       21,987,624
Fortis                                          282,600       11,004,281
HBOS PLC                                        958,560       18,305,695
Kookmin Bank                                    164,700       13,281,499
Royal Bank of Scotland Group PLC                698,900       23,706,625
Societe Generale                                125,125       20,210,443
Standard Bank Group, Ltd.                       472,700        5,098,714
Sumitomo Mitsui Financial Group, Inc.             2,359       26,456,641
                                                             ------------
                                                             215,584,390

Financial Services-2.7%
ORIX Corp.                                      103,300       27,272,797

Insurance-10.4%
Assurances Generales de France                  106,900       13,424,478
Aviva PLC                                     1,273,223       17,892,861
Friends Provident PLC                         2,813,720        9,967,111
ING Groep NV                                    922,011       39,946,659
Muenchener Rueckversicherungs
  Gesellschaft AG                               148,700       22,419,495
                                                             ------------
                                                             103,650,604
                                                             ------------
                                                             346,507,791

Capital Equipment-12.6%
Aerospace & Defense-2.4%
BAE Systems PLC                               1,488,100       10,496,124
European Aeronautic Defence & Space Co.         428,190       12,921,678
                                                             ------------
                                                              23,417,802

Automobiles-7.8%
Continental AG                                  261,700       28,012,889
Renault, SA                                     277,300       32,312,181
Toyota Motor Corp.                              319,600       17,271,801
                                                             ------------
                                                              77,596,871

Machinery & Engineering-2.4%
MAN AG                                          186,400       14,264,726
Sumitomo Heavy Industries, Ltd.               1,152,000        9,908,217
                                                             ------------
                                                              24,172,943
                                                             ------------
                                                             125,187,616


94 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-10.2%
Energy Sources-9.7%
BP PLC                                          806,100   $    9,147,144
Canadian Natural Resources, Ltd.                 11,300          593,268
China Petroleum & Chemical Corp.             20,684,500       12,218,678
ENI SpA                                         626,100       19,143,745
MOL Magyar Olaj-es Gazipari Rt.                  69,800        7,085,383
Petroleo Brasileiro, SA (ADR)                   257,300       20,743,526
Repsol YPF, SA                                  478,100       13,755,534
Total, SA                                       213,500       14,417,212
                                                             ------------
                                                              97,104,490

Oil & Gas Services-0.5%
PetroChina Co., Ltd.                          4,412,000        4,952,302
                                                             ------------
                                                             102,056,792

Industrial Commodities-8.6%
Chemicals-0.9%
Mitsui Chemicals, Inc.                        1,280,000        8,962,782

Forest & Paper-0.9%
Svenska Cellulosa AB Series B                   214,400        9,185,416

Metal-Nonferrous-2.1%
Xstrata PLC                                     475,240       21,387,775

Metal-Steel-4.7%
JFE Holdings, Inc.                              475,400       19,286,360
Mittal Steel Co. NV(a)                          294,332        9,823,020
POSCO                                            69,400       17,378,339
                                                             ------------
                                                              46,487,719
                                                             ------------
                                                              86,023,692

Technology-7.0%
Electrical & Electronics-1.0%
Compal Electronics, Inc. (GDR)(b)             2,168,608        9,650,307

Electronic Components & Instruments-6.0%
AU Optronics Corp.                            6,571,400        9,621,945
Flextronics International, Ltd.(a)              584,400        6,895,920
Samsung Electronics Co., Ltd.                    12,150        8,189,041
Sharp Corp.                                     691,000       12,316,792
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                  1,634,423       15,216,478
United Microelectronics Corp.                14,442,227        7,919,796
                                                             ------------
                                                              60,159,972
                                                             ------------
                                                              69,810,279

Consumer Staples-6.1%
Beverages & Tobacco-4.4%
British American Tobacco PLC                    777,153       21,354,460
Japan Tobacco, Inc.                               5,870       22,295,879
                                                             ------------
                                                              43,650,339


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 95


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-1.7%
J Sainsbury PLC                               2,501,900   $   16,976,993
                                                             ------------
                                                              60,627,332

Utilities-4.2%
Electric & Gas Utility-4.2%
E.ON AG                                         184,200       23,422,518
Endesa, SA                                      291,800       10,187,483
RWE AG                                           84,650        7,754,965
                                                             ------------
                                                              41,364,966

Telecommunications-3.4%
Telecommunications-3.4%
China Netcom Group Corp., Ltd.                5,217,500        9,168,549
Nippon Telegraph & Telephone Corp.                1,000        5,037,547
Vodafone Group PLC                            9,082,937       19,684,597
                                                             ------------
                                                              33,890,693

Construction & Housing-2.7%
Building Materials-0.4%
Buzzi Unicem SpA                                194,400        4,364,982

Construction & Housing-2.2%
George Wimpey PLC                               515,700        4,921,245
Leopalace21 Corp.                               189,200        6,677,276
Persimmon PLC                                   158,400        3,755,166
Taylor Woodrow PLC                            1,035,400        6,762,353
                                                             ------------
                                                              22,116,040

Real Estate-0.1%
Sino Land Co., Ltd.                             471,800          795,165
                                                             ------------
                                                              27,276,187

Medical-2.6%
Health & Personal Care-2.6%
AstraZeneca PLC                                  45,400        2,946,170
GlaxoSmithKline PLC                             246,300        6,987,619
Sanofi-Aventis                                  181,519       16,302,506
                                                             ------------
                                                              26,236,295

Transportation-2.3%
Transportation-Airlines-1.1%
Deutsche Lufthansa AG                           547,700       10,853,353

Transportation-Shipping-1.2%
Mitsui OSK Lines, Ltd.                        1,541,000       11,699,573
                                                             ------------
                                                              22,552,926

Consumer Cyclicals-0.8%
Leisure & Tourism-0.8%
Whitbread PLC                                   333,794        7,782,096

Total Common Stocks
  (cost $768,409,513)                                        949,316,665


96 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $28,334,000)                           $ 28,334   $   28,334,000

Total Investments-98.0%
  (cost $796,743,513)                                        977,650,665
Other assets less liabilities-2.0%                            19,720,179

Net Assets-100%                                           $  997,370,844


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                               Value at
                 Number of     Expiration        Original      August 31,      Unrealized
     Type        Contracts       Month             Value          2006        Appreciation
-------------------------------------------------------------------------------------------
 EURO STOXX 50      219      September 2006    $ 9,853,680    $ 10,689,784     $ 836,104


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the market value of this security amounted to $9,650,307 or 1.0% of net assets.

     Glossary of Terms:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 97


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.4%

Finance-34.0%
Banking-Money Center-16.5%
Banco Bilbao Vizcaya Argentaria, SA             935,074     $ 21,389,773
BNP Paribas, SA                                 305,481       32,481,118
Commerzbank AG                                  263,361        9,204,815
Credit Suisse Group                             376,879       21,005,510
Mitsubishi Tokyo Financial Group, Inc.            1,951       26,466,977
Standard Chartered PLC                          335,346        8,399,179
Sumitomo Mitsui Financial Group, Inc.             2,437       27,331,426
                                                             ------------
                                                             146,278,798

Banking-Regional-2.1%
UniCredito Italiano SpA                       2,397,052       19,101,776

Brokerage & Money Management-4.8%
Man Group PLC                                 1,776,986       14,290,382
Nomura Holdings, Inc.                         1,461,700       28,044,813
                                                             ------------
                                                              42,335,195

Insurance-6.0%
ING Groep NV                                    676,734       29,319,891
QBE Insurance Group, Ltd.                       817,616       14,869,515
Swiss Re                                        115,997        8,847,336
                                                             ------------
                                                              53,036,742

Miscellaneous-4.6%
ORIX Corp.                                       36,930        9,750,091
UBS AG                                          548,114       30,984,504
                                                             ------------
                                                              40,734,595
                                                             ------------
                                                             301,487,106

Health Care-11.6%
Drugs-9.3%
AstraZeneca PLC                                 230,905       14,984,261
Novartis AG                                     320,348       18,275,198
Roche Holding AG                                181,964       33,527,160
Sanofi-Aventis                                   76,403        6,861,873
Takeda Pharmaceutical Co., Ltd.                 135,700        8,966,829
                                                             ------------
                                                              82,615,321

Medical Products-2.3%
Alcon, Inc.                                      28,100        3,309,899
Essilor International, SA                        86,621        8,968,843
Nobel Biocare Holding AG                         31,638        7,706,637
                                                             ------------
                                                              19,985,379
                                                             ------------
                                                             102,600,700


98 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-10.1%
Computer Hardware/Storage-1.1%
High Tech Computer Co., Credit Suisse FB
  Nassau Bank of America Warrants,
  expiring 9/18/08(a)                           395,480     $  9,941,181

Computer Peripherals-0.7%
JP Morgan International, Ltd. Foxconn
  Technologies Warrants,
  expiring 8/22/08(a)(b)                        848,700        6,390,711

Computer Services-3.0%
Cap Gemini, SA                                  485,177       26,608,792

Electric Components-0.0%
Largan Precision Co., Ltd.                        6,200          128,167

Semiconductor Components-0.4%
Samsung Electronics Co., Ltd.                     5,161        3,478,489

Software-2.0%
SAP AG                                           92,405       17,652,452

Miscellaneous-2.9%
Canon, Inc.                                     302,550       15,030,164
Hoya Corp.                                      286,500       10,371,303
                                                             ------------
                                                              25,401,467
                                                             ------------
                                                              89,601,259

Consumer Staples-8.3%
Beverages-1.8%
Companhia de Bebidas das Americas (ADR)         110,500        4,957,030
SABMiller PLC                                   569,948       11,227,958
                                                             ------------
                                                              16,184,988

Cosmetics-0.5%
L'Oreal, SA                                      42,464        4,446,432

Food-3.1%
Groupe Danone                                    58,121        7,997,874
Nestle, SA                                       58,269       20,019,516
                                                             ------------
                                                              28,017,390

Retail-Food & Drug-1.2%
Carrefour, SA                                   168,611       10,409,298

Tobacco-1.7%
British American Tobacco PLC                    537,352       14,765,254
                                                             ------------
                                                              73,823,362

Consumer Manufacturing-7.3%
Appliances-1.0%
Sony Corp.                                      209,800        9,100,485


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 99


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Auto & Related-2.4%
Honda Motor Co., Ltd.                           223,200     $  7,553,059
Toyota Motor Corp.                              246,100       13,299,719
                                                             ------------
                                                              20,852,778

Building & Related-3.9%
CRH PLC                                         463,258       16,023,819
Vinci, SA                                       169,489       18,348,009
                                                             ------------
                                                              34,371,828
                                                             ------------
                                                              64,325,091

Basic Industry-6.7%
Chemicals-2.0%
Air Liquide, SA                                  21,601        4,559,025
Bayer AG                                        261,527       12,979,232
                                                             ------------
                                                              17,538,257

Mining & Metals-4.7%
China Shenhua Energy Co., Ltd. Class H        3,314,000        5,856,993
Companhia Vale do Rio Doce (ADR)                275,800        5,913,152
Rio Tinto PLC                                   337,534       17,028,469
Xstrata PLC                                     295,852       13,314,570
                                                             ------------
                                                              42,113,184
                                                             ------------
                                                              59,651,441

Consumer Services-6.0%
Broadcasting & Cable-1.7%
Societe Television Francaise 1                  461,868       14,761,926

Cellular Communications-2.2%
America Movil S.A. de C.V. (ADR)                523,200       19,520,592

Retail-General Merchandise-1.5%
Esprit Holdings, Ltd.                           560,000        4,649,683
Marks & Spencer Group PLC                       781,499        8,813,918
                                                             ------------
                                                              13,463,601

Miscellaneous-0.6%
Li & Fung, Ltd.                               2,110,000        5,027,247
                                                             ------------
                                                              52,773,366

Energy-5.1%
International-5.1%
ENI SpA                                         371,499       11,359,020
LUKOIL (ADR)                                    103,550        8,667,135
Norsk Hydro ASA                                 654,670       16,862,852
Petroleo Brasileiro, SA (ADR)                    96,800        8,679,088
                                                             ------------
                                                              45,568,095

Capital Goods-3.8%
Engineering & Construction-2.2%
ABB, Ltd.                                     1,490,323       19,831,176


100 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-1.6%
Nitto Denko Corp.                               192,800     $ 13,801,357
                                                             ------------
                                                              33,632,533

Multi-Industry Company-3.5%
Multi-Industry Company-3.5%
Mitsui & Co., Ltd.                            2,150,000       31,022,201

Utilities-1.0%
Electric & Gas Utility-1.0%
BG Group PLC                                    698,647        9,135,199

Total Common Stocks & Other Investments
  (cost $764,109,918)                                        863,620,353

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $11,450,000)                           $ 11,450       11,450,000

Total Investments-98.7%
  (cost $775,559,918)                                        875,070,353
Other assets less liabilities-1.3%                            11,360,575

Net Assets-100%                                             $886,430,928


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the market value of this security amounted to $6,390,711 or 0.7% of net assets.

     Glossary:
     ADR - American Depositary Receipt


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 101


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.6%
Financial-23.8%
Major Regional Banks-4.3%
Central Pacific Financial Corp.                 112,900     $  4,085,851
Trustmark Corp.                                 173,161        5,466,693
UnionBanCal Corp.                                64,800        3,881,520
Whitney Holding Corp.                           162,000        5,697,540
                                                             ------------
                                                              19,131,604

Multi-Line Insurance-1.5%
StanCorp Financial Group, Inc.                  141,700        6,598,969

Property-Casualty Insurance-8.5%
Arch Capital Group, Ltd.(a)                     141,300        8,421,480
Aspen Insurance Holdings, Ltd.                  243,800        6,029,174
Old Republic International Corp.                343,375        7,176,537
PartnerRe, Ltd.                                  14,800          951,640
Platinum Underwriters Holdings, Ltd.            252,000        7,484,400
Radian Group, Inc.                              101,100        6,053,868
RenaissanceRe Holdings, Ltd.                     35,000        1,802,500
                                                             ------------
                                                              37,919,599

Real Estate Investment Trust-3.5%
Digital Realty Trust, Inc.                      138,025        4,128,328
FelCor Lodging Trust, Inc.                      343,300        7,363,785
Mid-America Apartment Communities, Inc.          32,800        1,981,120
Strategic Hotels & Resorts, Inc.                101,000        2,060,400
                                                             ------------
                                                              15,533,633

Savings & Loan-5.1%
Astoria Financial Corp.                         204,900        6,290,430
Provident Financial Services, Inc.              322,000        6,005,300
Sovereign Bancorp, Inc.                         159,390        3,321,688
Washington Federal, Inc.                         42,600          946,572
Webster Financial Corp.                         127,000        5,999,480
                                                             ------------
                                                              22,563,470

Miscellaneous Financial-0.9%
AG Edwards, Inc.                                 78,600        4,151,652
                                                             ------------
                                                             105,898,927

Capital Equipment-12.5%
Aerospace & Defense-1.1%
Goodrich Corp.                                  125,941        4,905,402

Auto & Truck Parts-2.4%
ArvinMeritor, Inc.                              367,500        5,457,375
TRW Automotive Holdings Corp.(a)                217,000        5,351,220
                                                             ------------
                                                              10,808,595


102 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-4.2%
Acuity Brands, Inc.                             166,500     $  7,114,545
Checkpoint Systems, Inc.(a)                     171,100        3,105,465
Cooper Industries, Ltd. Class A                  63,600        5,207,568
The Genlyte Group, Inc.(a)                       50,000        3,276,500
                                                             ------------
                                                              18,704,078

Machinery-1.8%
Terex Corp.(a)                                  180,000        7,907,400

Miscellaneous Capital Goods-3.0%
Hanover Compressor Co.(a)                       325,975        6,134,849
SPX Corp.                                       133,850        7,067,280
                                                             ------------
                                                              13,202,129
                                                             ------------
                                                              55,527,604

Industrial Commodities-8.8%
Aluminum-2.0%
CommScope, Inc.(a)                              214,000        6,250,940
Mueller Industries, Inc.                         63,000        2,414,160
                                                             ------------
                                                               8,665,100

Chemicals-1.0%
Albemarle Corp.                                  43,500        2,388,150
Ashland, Inc.                                    35,000        2,209,900
                                                             ------------
                                                               4,598,050

Container-1.0%
Owens-Illinois, Inc.(a)                         294,200        4,460,072

Miscellaneous Metals-2.0%
Commercial Metals Co.                            87,300        1,884,807
Reliance Steel & Aluminum Co.                    84,600        2,772,342
Silgan Holdings, Inc.                           112,000        3,964,800
                                                             ------------
                                                               8,621,949

Steel-2.3%
Chaparral Steel Co.(a)                           31,000        2,214,020
Quanex Corp.                                     79,200        2,718,936
Steel Dynamics, Inc.                             99,000        5,226,210
                                                             ------------
                                                              10,159,166

Miscellaneous Industrial Commodities-0.5%
United Stationers, Inc.(a)                       51,700        2,369,411
                                                             ------------
                                                              38,873,748

Services-8.2%
Airlines-2.5%
Alaska Air Group, Inc.(a)                       145,000        5,491,150
Continental Airlines, Inc. Class B(a)           227,500        5,707,975
                                                             ------------
                                                              11,199,125

Railroads-1.6%
Laidlaw International, Inc.                     268,900        7,260,300


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 103


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Truckers-2.6%
Con-way, Inc.                                   119,000     $  5,694,150
Ryder System, Inc.                              116,000        5,732,720
                                                             ------------
                                                              11,426,870

Miscellaneous Industrial
Transportation-1.5%
GATX Corp.                                      178,000        6,605,580
                                                             ------------
                                                              36,491,875

Technology-8.2%
Communication-Equipment Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                  81,200        1,108,380
Andrew Corp.(a)                                 381,000        3,524,250
                                                             ------------
                                                               4,632,630

Computer / Instrumentation-1.6%
Celestica, Inc.(a)                              507,800        4,864,724
Sanmina-SCI Corp.(a)                            504,600        1,710,594
Solectron Corp.(a)                              150,700          473,198
                                                             ------------
                                                               7,048,516

Computer Services/Software-1.7%
CSG Systems International, Inc.(a)              228,000        6,137,760
Intergraph Corp.(a)                              41,647        1,555,932
                                                             ------------
                                                               7,693,692

Semiconductors-2.7%
AVX Corp.                                        76,200        1,265,682
Vishay Intertechnology, Inc.(a)                 410,000        5,744,100
Zoran Corp.(a)                                  283,000        5,043,060
                                                             ------------
                                                              12,052,842

Miscellaneous Industrial Technology-1.1%
Arrow Electronics, Inc.(a)                      107,600        3,002,040
Tech Data Corp.(a)                               53,300        1,859,637
                                                             ------------
                                                               4,861,677
                                                             ------------
                                                              36,289,357

Consumer Cyclicals-8.1%
Apparel Manufacturing-1.7%
Liz Claiborne, Inc.                             119,000        4,447,030
V. F. Corp.                                      43,800        3,061,182
                                                             ------------
                                                               7,508,212

Home Furnishings-1.0%
Furniture Brands International, Inc.            229,000        4,385,350

Retailers-5.4%
AutoNation, Inc.(a)                             119,138        2,314,851
Big Lots, Inc.(a)                               341,100        6,259,185
Office Depot, Inc.(a)                           139,300        5,131,812


104 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Payless Shoesource, Inc.(a)                     201,000     $  4,715,460
Saks, Inc.                                      379,400        5,474,742
                                                             ------------
                                                              23,896,050
                                                             ------------
                                                              35,789,612

Consumer Staples-7.8%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                 87,300        6,137,190

Foods-3.2%
Corn Products International, Inc.                60,000        2,070,000
Performance Food Group Co.(a)                   233,700        5,751,357
Universal Corp.                                 164,850        6,368,155
                                                             ------------
                                                              14,189,512

Restaurants-2.4%
Jack in the Box, Inc.(a)                         97,100        4,658,858
Papa John's International, Inc.(a)              174,364        5,928,376
                                                             ------------
                                                              10,587,234

Retail Stores-Drugs-0.8%
Longs Drug Stores Corp.                          85,725        3,894,487
                                                             ------------
                                                              34,808,423

Consumer Growth-6.9%
Drugs-0.9%
Endo Pharmaceuticals Holdings, Inc.(a)           69,584        2,298,360
King Pharmaceuticals, Inc.(a)                    93,350        1,514,137
                                                             ------------
                                                               3,812,497

Entertainment-1.6%
Vail Resorts, Inc.(a)                           190,200        7,155,324

Hospital Management-1.0%
Universal Health Services, Inc. Class B          76,300        4,320,106

Other Medical-1.2%
PerkinElmer, Inc.                               300,000        5,529,000

Photography-1.7%
IKON Office Solutions, Inc.                     524,000        7,467,000

Publishing-0.5%
Reader's Digest Association, Inc. Class A       174,800        2,239,188
                                                             ------------
                                                              30,523,115

Utilities-6.0%
Electric Companies-6.0%
Allegheny Energy, Inc.(a)                       200,600        8,373,044
Constellation Energy Group, Inc.                 40,300        2,421,627
Northeast Utilities                             267,000        6,090,270
Puget Energy, Inc.                              196,000        4,435,480
Wisconsin Energy Corp.                          123,500        5,310,500
                                                             ------------
                                                              26,630,921


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 105


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Energy-3.4%
Oil-Crude Product-0.7%
Giant Industries, Inc.(a)                        36,500     $  2,982,050

Offshore Drilling-0.5%
Rowan Cos., Inc.                                 63,600        2,175,120

Oils-Integrated Domestic-0.8%
Hess Corp.                                       77,700        3,557,106

Oils-Integrated International-0.9%
Plains Exploration & Production Co.(a)           97,800        4,304,178

Oil Well Equipment & Services-0.5%
Todco Class A(a)                                 56,500        2,092,195
                                                             ------------
                                                              15,110,649

Non-Financial-1.9%
Building Materials-Cement-0.2%
Texas Industries, Inc.                           18,000          844,920

Miscellaneous Building-1.7%
Harsco Corp.                                     28,100        2,235,636
Quanta Services, Inc.(a)                        306,600        5,436,018
                                                             ------------
                                                               7,671,654
                                                             ------------
                                                               8,516,574

Total Common Stocks
  (cost $407,933,957)                                        424,460,805

SHORT-TERM INVESTMENT-5.7%
Time Deposit-5.7%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $25,389,000)                           $ 25,389       25,389,000

Total Investments-101.3%
  (cost $433,322,957)                                        449,849,805
Other assets less liabilities-(1.3)%                          (5,599,786)

Net Assets-100%                                             $444,250,019


(a)  Non-income producing security.


106 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.2%
Consumer Services-29.1%
Advertising-2.3%
aQuantive, Inc.(a)                              397,200     $  9,850,560

Apparel-2.3%
Carter's, Inc.(a)                               252,300        5,828,130
Under Armour, Inc. Class A(a)                   119,600        4,119,024
                                                             ------------
                                                               9,947,154

Cellular Communications-1.1%
SBA Communications Corp. Class A(a)             184,800        4,756,752

Entertainment & Leisure-1.7%
Activision, Inc.(a)                             229,554        2,961,247
GameStop Corp. Class A(a)                       104,000        4,542,720
                                                             ------------
                                                               7,503,967

Gaming-0.9%
Station Casinos, Inc.                            65,200        3,797,900

Printing & Publishing-2.0%
VistaPrint, Ltd.(a)                             357,200        8,762,116

Restaurants & Lodging-3.1%
Gaylord Entertainment Co.(a)                    113,400        4,957,848
Orient-Express Hotels, Ltd. Class A             246,300        8,246,124
                                                             ------------
                                                              13,203,972

Retail-General Merchandise-2.4%
Dick's Sporting Goods, Inc.(a)                  248,100       10,253,973

Miscellaneous-13.3%
CB Richard Ellis Group, Inc. Class A(a)         408,200        9,388,600
Iron Mountain, Inc.(a)                          141,400        5,795,986
Laureate Education, Inc.(a)                      44,830        2,152,736
MSC Industrial Direct Co., Inc. Class A         180,900        7,120,224
Robert Half International, Inc.                 174,000        5,383,560
Strayer Education, Inc.                         103,100       10,866,740
The Corporate Executive Board Co.                91,900        8,054,116
West Corp.(a)                                   172,000        8,286,960
                                                             ------------
                                                              57,048,922
                                                             ------------
                                                             125,125,316

Technology-21.7%
Communication Equipment-2.4%
Ciena Corp.(a)                                1,533,700        6,058,115
Redback Networks, Inc.(a)                       234,500        4,371,080
                                                             ------------
                                                              10,429,195

Communication Services-2.0%
NeuStar, Inc. Class A(a)                        302,200        8,528,084


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 107


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-4.5%
Alliance Data Systems Corp.(a)                  159,500     $  8,061,130
Cognizant Technology Solutions Corp.
  Class A(a)                                     61,600        4,306,456
Global Cash Access, Inc.(a)                     282,700        4,362,061
Global Payments, Inc.                            70,500        2,682,525
                                                             ------------
                                                              19,412,172

Semiconductor Components-5.9%
Integrated Device Technology, Inc.(a)           208,000        3,583,840
Intersil Corp. Class A                          306,900        7,779,915
Lam Research Corp.(a)                            42,200        1,805,738
Microsemi Corp.(a)                              155,700        4,323,789
PMC-Sierra, Inc.(a)                             748,500        5,119,740
Semtech Corp.(a)                                201,700        2,636,219
                                                             ------------
                                                              25,249,241

Software-1.1%
BEA Systems, Inc.(a)                            206,600        2,836,618
Quest Software, Inc.(a)                         128,900        1,795,577
                                                             ------------
                                                               4,632,195

Miscellaneous-5.8%
Amphenol Corp. Class A                          177,040       10,174,489
Electronics for Imaging, Inc.(a)                383,700        8,840,448
Lincoln Electric Holdings, Inc.                 105,800        5,822,174
                                                             ------------
                                                              24,837,111
                                                             ------------
                                                              93,087,998

Health Care-15.6%
Biotechnology-3.6%
Amylin Pharmaceuticals, Inc.(a)                  32,300        1,464,159
BioMarin Pharmaceutical, Inc.(a)                227,000        3,777,280
Cubist Pharmaceuticals, Inc.(a)                 181,200        4,250,952
Nektar Therapeutics(a)                          123,200        2,158,464
Vertex Pharmaceuticals, Inc.(a)                  78,800        2,714,660
ZymoGenetics, Inc.(a)                            54,300        1,050,162
                                                             ------------
                                                              15,415,677

Medical Products-2.7%
Kyphon, Inc.(a)                                 167,100        6,050,691
Ventana Medical Systems, Inc.(a)                122,800        5,727,392
                                                             ------------
                                                              11,778,083

Medical Services-9.3%
LCA-Vision, Inc.                                112,600        4,957,778
Psychiatric Solutions, Inc.(a)                  390,300       12,493,503
ResMed, Inc.(a)                                 155,500        6,325,740
Stericycle, Inc.(a)                             137,300        9,156,537
United Surgical Partners International,
  Inc.(a)                                        92,400        2,607,528
WellCare Health Plans, Inc.(a)                   78,947        4,427,348
                                                             ------------
                                                              39,968,434
                                                             ------------
                                                              67,162,194


108 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-10.5%
Domestic Producers-3.0%
Bill Barrett Corp.(a)                           199,400     $  5,766,648
Newfield Exploration Co.(a)                     163,100        7,052,444
                                                             ------------
                                                              12,819,092

Oil Service-6.3%
Cameron International Corp.(a)                  150,900        7,229,619
CARBO Ceramics, Inc.                             62,400        2,492,256
Complete Production Services, Inc.(a)           145,000        3,219,000
Grant Prideco, Inc.(a)                          224,400        9,319,332
Range Resources Corp.                            39,900        1,116,402
Superior Energy Services, Inc.(a)               112,400        3,588,932
                                                             ------------
                                                              26,965,541

Miscellaneous-1.2%
Aventine Renewable Energy Holdings,
  Inc.(a)                                       110,300        3,022,220
EXCO Resources, Inc.(a)                         184,900        2,470,264
                                                             ------------
                                                               5,492,484
                                                             ------------
                                                              45,277,117

Finance-7.3%
Brokerage & Money Management-6.4%
Affiliated Managers Group, Inc.(a)               73,850        6,833,340
Blackrock, Inc. Class A                          39,900        5,192,985
Lazard, Ltd. Class A                            209,900        7,902,735
OptionsXpress Holdings, Inc.                    280,600        7,329,272
                                                             ------------
                                                              27,258,332

Mortgage Banking-0.9%
First Republic Bank                              94,000        4,006,280
                                                             ------------
                                                              31,264,612

Capital Goods-5.2%
Electrical Equipment-1.6%
AMETEK, Inc.                                    162,230        6,956,422

Engineering & Construction-1.8%
Granite Construction, Inc.                      145,000        7,779,250

Machinery-0.1%
Actuant Corp. Class A                            11,500          518,650

Miscellaneous-1.7%
IDEX Corp.                                      166,750        7,001,833
                                                             ------------
                                                              22,256,155

Basic Industry-3.3%
Mining & Metals-3.3%
Allegheny Technologies, Inc.                    103,480        5,934,578
Joy Global, Inc.                                191,250        8,327,025
                                                             ------------
                                                              14,261,603


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 109


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-2.4%
Air Freight-2.4%
C.H. Robinson Worldwide, Inc.                    83,400     $  3,821,388
UTI Worldwide, Inc.                             288,900        6,659,145
                                                             ------------
                                                              10,480,533

Aerospace & Defense-1.9%
Aerospace-1.9%
Precision Castparts Corp.                       136,100        7,953,684

Multi-Industry Company-1.3%
Multi-Industry Company-1.3%
GFI Group, Inc.(a)                              116,000        5,394,000

Utilities-0.9%
Electric & Gas Utility-0.9%
Southwestern Energy Co.(a)                      108,700        3,733,845

Total Common Stocks
  (cost $406,024,029)                                        425,997,057

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $5,774,000)                             $ 5,774        5,774,000

Total Investments-100.5%
  (cost $411,798,029)                                        431,771,057
Other assets less liabilities-(0.5)%                          (2,339,640)

Net Assets-100%                                             $429,431,417


(a)  Non-income producing security.


110 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY
  OBLIGATIONS-53.9%
Collateralized Mortgage Obligations-4.6%
Federal Home Loan Mortgage Corp.
  Series R007 Class AC
  5.875%, 5/15/16                              $ 39,513     $ 39,744,101
  Series R008 Class FK
  5.73%, 7/15/23                                  2,355        2,353,115
Federal National Mortgage Association
  Series 2003-W13 Class AV2
  5.464%, 10/25/33                                2,202        2,203,058
                                                             ------------
                                                              44,300,274

Federal Agency-24.6%
Federal Home Loan Bank
  3.625%, 6/20/07                                17,655       17,422,166
  5.125%, 6/13/08                                18,520       18,531,964
  5.375%, 8/19/11                                14,055       14,252,965
Federal Home Loan Mortgage Corp.
  3.875%, 6/15/08                                16,380       16,046,421
  4.00%, 8/17/07                                 31,210       30,839,974
  4.90%, 11/03/08                                 8,000        7,895,040
  5.45%, 5/23/08                                  3,920        3,929,173
Federal National Mortgage Association
  3.875%, 5/15/07                                12,180       12,057,652
  4.25%, 5/15/09                                 24,175       23,711,783
  4.90%, 11/28/07                                 8,650        8,615,649
  5.00%, 2/27/08                                 13,210       13,158,018
  5.75%, 2/15/08                                 42,335       42,690,699
  6.625%, 9/15/09                                26,000       27,168,726
                                                             ------------
                                                             236,320,230

Mortgage Pass Thru's-11.2%
Federal Home Loan Mortgage Corp.
  4.247%, 10/01/35                                2,854        2,834,502
  4.406%, 9/01/34                                 1,979        1,969,734
  5.00%, 4/01/21                                 21,970       21,507,539
  7.00%, 5/01/35                                  9,822       10,082,361
Federal National Mortgage Association
  4.092%, 12/01/34                                6,578        6,566,356
  4.145%, 11/01/34                                2,264        2,255,196
  4.235%, 9/01/34                                 3,244        3,241,844
  4.371%, 8/01/34                                 1,660        1,659,782
  4.415%, 8/01/34                                 1,848        1,841,863
  4.477%, 5/01/33                                 2,752        2,752,364
  4.483%, 7/01/35                                 2,895        2,885,537
  4.531%, 8/01/35                                   936          930,946
  4.781%, 7/01/35                                 2,083        2,072,471
  5.50%, 6/01/20                                 21,472       21,444,921


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 111


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
  5.501%, 5/01/36                               $ 4,482     $  4,483,900
  5.808%, 3/01/36                                 8,390        8,457,317
  5.941%, 6/01/36                                 5,543        5,603,157
  6.00%, 12/01/09-6/01/20                         1,538        1,550,142
  6.288%, 1/01/36                                 3,447        3,546,709
  7.00%, 2/01/31-12/01/34                         1,442        1,484,857
                                                             ------------
                                                             107,171,498

U.S. Treasury Notes-13.5%
United States Treasury Notes
  3.50%, 5/31/07-8/15/09                         92,888       91,202,172
  3.625%, 4/30/07                                   185          183,237
  4.875%, 5/15/09-5/31/11(a)                     32,620       32,818,467
  5.00%, 7/31/08                                  5,200        5,218,689
                                                             ------------
                                                             129,422,565

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $516,457,855)                                        517,214,567

CORPORATE DEBT OBLIGATIONS-20.8%
Automotive-0.7%
DaimlerChrysler North America Corp.
  4.125%, 3/07/07                                 5,895        5,853,900
  4.875%, 6/15/10                                 1,210        1,178,648
                                                             ------------
                                                               7,032,548

Banking-0.8%
UBS PFD Funding Trust I
  8.622%, 10/31/49                                3,885        4,309,257
Washington Mutual Bank
  4.50%, 8/25/08                                  3,915        3,855,461
                                                             ------------
                                                               8,164,718

Building/Real Estate-1.0%
Simon Property Group LP
  6.375%, 11/15/07                                3,804        3,840,880
Vornado Realty LP
  5.625%, 6/15/07                                 5,840        5,830,469
                                                             ------------
                                                               9,671,349

Cable-1.8%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                 7,340        7,593,619
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                 9,510        9,687,419
                                                             ------------
                                                              17,281,038

Communications-1.8%
Sprint Capital Corp.
  6.00%, 1/15/07                                 10,290       10,302,770
Verizon Global Funding Corp.
  6.125%, 6/15/07                                 6,705        6,735,736
                                                             ------------
                                                              17,038,506


112 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Communications-Mobile-0.1%
Cingular Wireless LLC
  5.625%, 12/15/06                               $  615     $    615,178

Financial-7.7%
American General Finance Corp.
  5.706%, 8/17/11                                 9,500        9,516,825
CIT Group, Inc.
  5.546%, 8/17/09                                 4,775        4,772,923
  7.75%, 4/02/12                                  8,500        9,374,973
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                 12,680       11,905,138
International Lease Finance Corp.
  5.625%, 6/01/07                                12,065       12,076,305
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                13,165       13,389,397
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                12,795       12,609,536
                                                             ------------
                                                              73,645,097

Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07                                 3,860        3,853,732
The Kroger Co.
  7.80%, 8/15/07                                  8,420        8,557,052
                                                             ------------
                                                              12,410,784

Health Care-1.0%
WellPoint, Inc.
  3.50%, 9/01/07                                    295          288,369
  3.75%, 12/14/07                                 9,886        9,680,095
                                                             ------------
                                                               9,968,464

Insurance-0.8%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                 7,725        7,717,568

Non-Air Transportation-0.4%
CSX Corp.
  6.25%, 10/15/08                                 3,765        3,832,578

Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                   569          569,724

Public Utilities-Electric & Gas-2.0%
Duke Energy Corp.
  3.75%, 3/05/08                                  8,285        8,096,781
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                  3,945        3,792,616
Progress Energy, Inc.
  6.05%, 4/15/07                                  7,440        7,459,270
                                                             ------------
                                                              19,348,667


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 113


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Service-0.6%
Waste Management, Inc.
  6.50%, 11/15/08                               $ 5,623     $  5,763,277

Supermarket/Drug-0.5%
Safeway, Inc.
  6.50%, 11/15/08                                 4,495        4,585,295

Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11                                  1,725        1,698,404

Total Corporate Debt Obligations
  (cost $200,389,143)                                        199,343,195

COLLATERALIZED MORTGAGE OBLIGATIONS-12.0%
Adjustable Rate Mortgage Trust
  Series 2005-11 Class 2A41
  5.794%, 2/25/36                                 4,155        4,171,038
  Series 2005-4 Class 3A1
  4.999%, 8/25/35                                 4,866        4,783,762
American Home Mortgage Assets
  Series 2006-3 Class 1A1
  5.813%, 10/25/46                                2,505        2,505,332
American Home Mortgage Investment Trust
  Series 2005-2 Class 2A1
  6.894%, 9/25/45                                   271          272,921
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36                                 1,635        1,651,633
  Series 2006-1 Class 22A1
  5.429%, 2/25/36                                 4,563        4,549,136
  Series 2006-2 Class 23A1
  5.988%, 3/25/36                                 4,370        4,399,968
  Series 2006-3 Class 22A1
  6.244%, 5/25/36                                 3,312        3,351,062
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35                                 3,490        3,439,191
  Series 2005-WF2 Class AF3
  4.871%, 8/25/35                                 5,000        4,956,650
Countrywide Alternative Loan Trust
  Series 2005-17 Class 1A2
  5.604%, 7/25/35                                 1,149        1,149,445
  Series 2005-62 Class 2A1
  5.143%, 12/25/35                                2,908        2,911,004
  Series 2006-0A10C Class M5
  5.924%, 8/25/46                                 1,500        1,488,780
Countrywide Home Loans
  Series 2006-HYB4 Class 2A1
  5.839%, 6/20/36                                 3,162        3,179,924


114 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                               $ 6,201     $  6,154,182
Deutsche Alt-A Securities, Inc. Mortgage
  Loan Trust
  Series 2005-AR1 Class 1A1
  5.634%, 8/25/35                                   266          266,870
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                 5,907        5,900,279
Homebanc Mortgage Trust
  Series 2005-4 Class A2
  5.654%, 10/25/35                                5,203        5,213,332
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36                                 1,967        1,989,850
JP Morgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.852%, 6/25/36                                 3,666        3,681,249
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                  2,347        2,299,098
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36                                 4,499        4,548,313
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.554%, 4/25/29                                   283          283,957
MortgageIT Trust
  Series 2005-4 Class M1
  5.774%, 10/25/35                                2,143        2,142,614
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                                 4,775        4,785,314
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                  1,676        1,711,526
Residential Funding Mortgage Securities ,Inc.
  Series 2005-SA3 Class 3A
  5.244%, 8/25/35                                 3,089        3,051,785
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Class M1
  5.774%, 6/25/36                                 2,000        2,009,620
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.554%, 5/25/35                                   943          942,267
  Series 2005-9 Class 2A1
  5.682%, 5/25/35                                 1,749        1,757,489
Structured Asset Mortgage Investment, Inc.
  Series 2004-AR5 Class 1A1
  5.655%, 10/19/34                                2,091        2,090,068


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 115


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Structured Asset Securities Corp.
  Series 2002-11A Class 1A
  6.5943%, 6/25/32                               $   19     $     18,708
  Series 2003-21 Class 2A1
  4.00%, 8/25/33                                  8,079        7,796,040
Washington Mutual
  Series 2006-AR11 Class 1A
  5.392%, 9/25/46                                 2,400        2,400,000
  Series 2006-AR11 Class 3A1A
  5.352%, 9/25/46                                 1,800        1,800,000
  Series 2006-AR4 Class 1A1B
  5.372%, 5/25/46                                 2,206        2,207,229
  Series 2006-AR9 Class 1AB2
  5.614%, 8/25/46                                 4,575        4,576,418
Wells Fargo Mortgage Backed Securities
  Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36                                 4,354        4,322,639

Total Collateralized Mortgage Obligations
  (cost $114,832,877)                                        114,758,693

ASSET BACKED SECURITIES-7.8%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.684%, 12/25/33                                   51           51,135
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                  2,873        2,773,789
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                    295          293,204
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                 1,025          990,242
Credit Suisse First Boston Mortgage
  Series 2006-1 Class A2
  5.30%, 5/25/36                                  4,010        3,995,724
Credit-Based Asset Servicing & Securities,
  Inc.
  Series 2003-CB1 Class AF
  3.45%, 1/25/33                                  1,548        1,451,242
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                2,180        1,978,604
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                 2,250        2,206,440
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35                                  1,800        1,782,000
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31                                 1,600        1,618,064
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Class A2
  5.614%, 6/25/34                                   927          927,359


116 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.395%, 4/20/13                               $ 4,360     $  4,365,406
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.864%, 11/25/35                                  800          801,824
  Series 2005-4 Class A3
  4.742%, 1/25/36                                 3,480        3,431,141
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.605%, 1/20/36                                 2,977        2,976,586
HSI Asset Securitization Corp.
  Series 2006-OPT1 Class 2A1
  5.404%, 12/25/35                                6,329        6,330,327
IXIS Real Estate Capital Trust
  Series 2004-HE4 Class A1
  5.694%, 2/25/35                                 1,775        1,777,897
Lehman XS Trust
  Series 2005-2 Class 1M1
  5.824%, 8/25/35                                 5,000        5,007,550
  Series 2006-1 Class 1M1
  5.774%, 2/25/36                                 4,000        4,002,520
Long Beach Mortgage Loan Trust
  Series 2003-1 Class M2
  7.374%, 3/25/33                                   700          704,375
  Series 2004-3 Class M3
  5.97%, 7/25/34                                    400          400,936
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.724%, 9/25/34                                 1,976        1,978,660
  Series 2004-HE1 Class A3
  5.684%, 9/25/34                                    10           10,343
  Series 2004-WMC3 Class A4
  5.614%, 10/25/34                                2,075        2,077,246
Option One Mortgage Loan Trust
  Series 2006-2 Class 2A2
  5.424%, 7/25/36                                 4,215        4,215,000
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11                                  2,900        2,841,517
Residential Asset Mortgage Products, Inc.
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                    25           24,738
Residential Asset Securities Corp.
  Series 2004-KS5 Class A2B2
  5.544%, 9/25/33                                   962          961,954
  Series 2006-KS3 Class AI2
  5.444%, 4/25/36                                 1,800        1,800,563
Saxon Asset Securities Trust
  Series 2005-4 Class A2A
  5.414%, 11/25/37                                1,404        1,403,810


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 117


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SLM Student Loan Trust
  Series 2005-10 Class A2
  5.495%, 4/27/15                               $ 3,765     $  3,757,621
  Series 2006-3 Class A1
  5.465%, 1/25/13                                 2,326        2,326,256
Structured Asset Investment Loan Trust
  Series 2005-HE1 Class A4
  5.484%, 7/25/35                                 1,565        1,565,978
  Series 2006-1 Class A1
  5.404%, 1/25/36                                 4,321        4,321,529

Total Asset Backed Securities
  (cost $75,454,622)                                          75,151,580

COMMERCIAL MORTGAGE BACKED SECURITIES-3.4%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                   616          615,954
Banc of America Large Loan, Inc.
  Series 2005-MIB1 Class C
  5.64%, 3/15/22                                  2,500        2,500,000
Commercial Mortgage Pass Through
  Certificates
  Series 2005-FL11 Class D
  5.67%, 11/15/17                                 2,106        2,106,130
  Series 2005-F10A Class A1
  5.43%, 4/15/17                                  4,752        4,751,796
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-TF2A Class F
  5.83%, 9/15/20                                  1,435        1,435,000
  Series 2005-TF2A Class G
  5.88%, 9/15/20                                  1,435        1,434,986
First Union Lehman Brothers Bank of
  America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                   569          576,288
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                5,847        5,818,841
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                  315          303,622
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                 7,435        7,134,849
Lehman Brothers Floating Rate Commercial
  Mortgage Trust
  Series 2004-LLFA Class C
  5.64%, 10/15/17                                 2,400        2,400,168


118 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.70%, 8/15/19                                $ 2,000     $  2,000,000
  Series 2005-XLF Class H
  5.72%, 8/15/19                                  1,000        1,000,000
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                  1,015        1,031,189

Total Commercial Mortgage Backed
  Securities
  (cost $33,174,944)                                          33,108,823

SHORT-TERM INVESTMENTS-1.3%
Commercial Paper-0.6%
Royal Bank Scotland PLC
  4.755%, 1/12/07                                 6,090        6,090,107

Time Deposit-0.7%
State Street Euro Dollar
  4.60%, 9/01/06                                  6,522        6,522,000

Total Short-Term Investments
  (cost $12,612,107)                                          12,612,107

Total Investments-99.2%
  (cost $952,921,548)                                        952,188,965
Other assets less liabilities-0.8%                             7,922,290

Net Assets-100%                                             $960,111,255


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                       Rate Type
                                              --------------------------
                   Notional                     Payments      Payments
     Swap           Amount    Termination        made by     received by       Unrealized
 Counterparty       (000)         Date          Portfolio     Portfolio       Depreciation
-------------------------------------------------------------------------------------------
Lehman Brothers     25,000      1/27/08       3 Month LIBOR*    4.835%         $ (231,633)

* LIBOR (London Interbank Offered Rate)


(a)  Represents entire or partial position segregated as collateral for swaps.


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 119


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-50.1%
Federal Agency-Collateralized Mortgage
  Obligations-0.9%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.844%, 5/28/35(a)                            $ 1,558   $    1,559,410
Federal Home Loan Mortgage Corp.
  Series R007 Class AC
  5.875%, 5/15/16(a)                              8,287        8,335,374
                                                             ------------
                                                               9,894,784

Mortgage Pass Thru's-38.8%
Federal Home Loan Mortgage Corp.
  4.50%, 4/01/35-6/01/36(a)                      20,106       18,736,473
  5.00%, 4/01/21(a)                               3,600        3,524,504
Federal National Mortgage Association
  4.092%, 12/01/34(a)                             3,831        3,824,156
  4.108%, 10/01/34(a)                             2,576        2,557,376
  4.244%, 9/01/34(a)                              4,273        4,256,572
  4.416%, 8/01/34(a)                              4,907        4,891,801
  4.50%, 8/01/20-11/01/20(a)                          3            2,869
  4.50%, TBA                                     29,950       28,780,093
  4.762%, 4/01/35(a)                              1,743        1,734,382
  5.00%, 4/01/19-4/01/21(a)                      25,411       24,930,980
  5.00%, TBA                                     28,875       27,656,821
  5.50%, 2/01/14-2/01/35(a)                      73,815       73,021,252
  5.50%, TBA                                    116,635      114,448,094
  5.501%, 5/01/36(a)                              1,464        1,465,023
  5.813%, 3/01/36(a)                              5,111        5,152,159
  5.943%, 6/01/36(a)                              3,785        3,825,944
  6.00%, TBA                                     45,330       45,372,520
  6.50%, 1/01/36(a)                               3,350        3,409,786
  6.50%, TBA                                     30,960       31,424,400
Government National Mortgage Association
  6.00%, 4/15/36(a)                              18,500       18,671,083
                                                             ------------
                                                             417,686,288

U.S. Treasury Bonds-8.0%
United States Treasury Bonds
  4.50%, 2/15/36(a)                              30,645       28,842,216
  7.25%, 5/15/16(a)                              48,020       57,164,448
                                                             ------------
                                                              86,006,664

U.S. Treasury Notes-2.4%
United States Treasury Notes
  3.00%, 12/31/06(a)                             16,170       16,053,139
  4.50%, 11/15/15(a)                              2,740        2,690,124
  4.875%, 5/31/08-5/31/11(a)                      6,515        6,521,078
                                                             ------------
                                                              25,264,341


120 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $537,333,307)                                     $  538,852,077

CORPORATE DEBT OBLIGATIONS-17.8%
Aerospace & Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                             $ 1,153        1,163,886
Textron, Inc.
  6.375%, 11/15/08(a)                               875          894,513
                                                             ------------
                                                               2,058,399

Automotive-0.1%
DaimlerChrysler North America Corp.
  4.875%, 6/15/10(a)                                698          679,914

Banking-1.9%
Bank of America Corp.
  4.50%, 8/01/10(a)                               3,496        3,407,023
Barclays Bank PLC
  8.55%, 9/29/49(a)(b)                              961        1,077,447
JP Morgan Chase & Co.
  6.75%, 2/01/11(a)                               2,530        2,667,728
RBS Capital Trust III
  5.512%, 9/30/14(a)                                562          541,131
Resona Bank, Ltd.
  5.85%, 4/15/16(a)(b)                              330          320,303
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                 170          183,103
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(a)(b)                            573          553,744
Suntrust Bank
  5.51%, 6/02/09(a)                                 591          592,213
The Huntington National Bank
  4.375%, 1/15/10(a)                                517          501,510
UBS PFD Funding Trust I
  8.622%, 10/29/49(a)                             1,825        2,024,297
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                               1,913        2,035,855
Wachovia Corp.
  5.35%, 3/15/11(a)                               2,205        2,211,509
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                               2,185        2,121,517
Wells Fargo & Co.
  4.20%, 1/15/10(a)                               1,808        1,751,902
Zions Bancorporation
  5.50%, 11/16/15(a)                                960          943,311
                                                             ------------
                                                              20,932,593


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 121


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting/Media-0.8%
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15(a)(b)                        $ 1,465   $    1,423,677
Clear Channel Communications, Inc.
  5.50%, 9/15/14(a)                               2,310        2,137,182
News America, Inc.
  6.55%, 3/15/33(a)                                 928          910,816
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                              2,760        3,105,425
WPP Finance Corp.
  5.875%, 6/15/14(a)                                886          882,705
                                                             ------------
                                                               8,459,805

Building/Real Estate-0.4%
Centex Corp.
  5.45%, 8/15/12(a)                               1,484        1,437,177
iStar Financial, Inc.
  5.15%, 3/01/12(a)                               1,019          988,941
Simon Property Group LP
  6.375%, 11/15/07(a)                             1,015        1,024,840
Toll Brothers Finance Corp.
  6.875%, 11/15/12(a)                             1,055        1,062,279
                                                             ------------
                                                               4,513,237

Cable-0.6%
AT&T Broadband Corp.
  9.455%, 11/15/22(a)                             1,356        1,732,894
British Sky Broadcasting Group PLC
  6.875%, 2/23/09(a)                                489          505,896
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                              1,463        1,518,410
Comcast Corp.
  5.30%, 1/15/14(a)                               1,263        1,218,848
  5.50%, 3/15/11(a)                               1,597        1,594,256
                                                             ------------
                                                               6,570,304

Chemicals-0.1%
Lubrizol Corp.
  4.625%, 10/01/09(a)                               805          787,349

Communications-1.1%
AT&T Corp.
  8.00%, 11/15/31(a)                                500          597,363
British Telecommunications PLC
  8.375%, 12/15/10(a)                             2,721        3,035,082
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                940        1,065,505
Sprint Capital Corp.
  8.375%, 3/15/12(a)                              3,219        3,597,474
Telecom Italia Capital
  4.00%, 1/15/10(a)                               2,995        2,845,747
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                               1,085        1,015,631
                                                             ------------
                                                              12,156,802


122 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Communications - Fixed-0.2%
Embarq Corp.
  6.738%, 6/01/13(a)                             $  210   $      214,255
Vodafone Group PLC
  5.50%, 6/15/11(a)                               2,045        2,038,626
                                                             ------------
                                                               2,252,881

Communications - Mobile-0.9%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31(a)                               1,324        1,673,449
Cingular Wireless LLC
  5.625%, 12/15/06(a)                             1,644        1,644,477
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                              3,125        3,409,634
TELUS Corp.
  7.50%, 6/01/07(a)                               3,444        3,491,875
                                                             ------------
                                                              10,219,435

Conglomerate/Miscellaneous-0.1%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                           1,449        1,621,822

Consumer Manufacturing-0.3%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                               902          896,161
Textron Financial Corp.
  4.125%, 3/03/08(a)                              2,610        2,559,732
                                                             ------------
                                                               3,455,893

Energy-0.6%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                               1,160        1,290,718
  7.875%, 10/01/29(a)                             1,818        2,119,359
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                506          546,158
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14(a)                                808          787,430
Valero Energy Corp.
  6.875%, 4/15/12(a)                              1,493        1,585,461
                                                             ------------
                                                               6,329,126

Financial-4.9%
American General Finance Corp.
  4.625%, 5/15/09(a)                              2,620        2,572,146
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                              1,656        1,592,130
Boeing Capital Corp.
  4.75%, 8/25/08(a)                               1,615        1,599,357
  6.50%, 2/15/12(a)                                 205          216,254
BOI Capital Funding Number 2
  5.571%, 8/01/49(a)(b)                             375          358,847
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                 665          637,831


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 123


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CIT Group, Inc.
  5.63%, 5/18/07(a)                              $  466   $      466,794
  7.75%, 4/02/12(a)                               3,143        3,466,534
Citigroup, Inc.
  4.625%, 8/03/10(a)                              2,357        2,307,637
  5.00%, 9/15/14(a)                               1,325        1,281,979
  5.423%, 6/09/09(a)                                421          422,139
Core Investment Grade Trust
  4.659%, 11/30/07(a)                             3,882        3,847,884
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                               1,847        1,734,132
  4.25%, 12/19/07(a)                              1,855        1,828,080
Credit Suisse First Boston USA, Inc.
  5.50%, 8/15/13(a)                               1,812        1,816,976
General Electric Capital Corp.
  4.00%, 2/17/09(a)                               4,160        4,048,670
  4.375%, 11/21/11(a)                             1,213        1,162,244
  5.497%, 6/22/07(a)                              3,448        3,451,383
  6.75%, 3/15/32(a)                                 134          151,233
HSBC Finance Corp.
  6.50%, 11/15/08(a)                              4,771        4,888,290
  7.00%, 5/15/12(a)                                 440          473,297
MBNA Corp.
  4.625%, 9/15/08(a)                              1,362        1,344,507
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                               4,212        4,133,695
MUFG Capital Finance 1, Ltd
  6.346%, 7/25/16(a)                                770          770,775
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                            619          642,058
SLM Corp.
  4.50%, 7/26/10(a)                               2,074        2,010,741
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                               1,016          967,107
  5.125%, 1/15/15(a)                                828          800,833
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                              3,217        3,416,637
                                                             ------------
                                                              52,410,190

Food/Beverage-1.3%
Altria Group, Inc.
  7.75%, 1/15/27(a)                               1,780        2,150,877
ConAgra Foods, Inc.
  6.75%, 9/15/11(a)                                 287          301,661
  7.875%, 9/15/10(a)                                641          695,768
General Mills, Inc.
  5.125%, 2/15/07(a)                              3,345        3,339,568
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                             3,245        3,133,518
The Kroger Co.
  7.80%, 8/15/07(a)                               1,540        1,565,066


124 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Tyson Foods, Inc.
  8.25%, 10/01/11(a)                            $ 2,280   $    2,447,963
                                                             ------------
                                                              13,634,421

Health Care-0.7%
Humana, Inc.
  6.30%, 8/01/18(a)                               1,094        1,096,640
WellPoint, Inc.
  3.50%, 9/01/07(a)                               2,200        2,150,551
  3.75%, 12/14/07(a)                                412          403,419
  4.25%, 12/15/09(a)                              2,555        2,470,731
Wyeth
  5.50%, 2/01/14(a)                               1,267        1,263,561
                                                             ------------
                                                               7,384,902

Industrial-0.1%
Tyco International Group, SA
  6.00%, 11/15/13(a)                              1,250        1,289,430

Insurance-0.4%
Assurant, Inc.
  5.625%, 2/15/14(a)                              1,028        1,015,571
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                              993          963,800
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                           2,541        2,683,741
                                                             ------------
                                                               4,663,112

Metals/Mining-0.1%
Ispat Inland ULC
  9.75%, 4/01/14(a)                                 602          676,648

Paper/Packaging-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                               1,395        1,341,075
Packaging Corp. of America
  5.75%, 8/01/13(a)                               1,099        1,076,407
Westvaco Corp.
  8.20%, 1/15/30(a)                                 435          480,413
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                              1,083        1,090,843
                                                             ------------
                                                               3,988,738

Petroleum Products-0.0%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(b)                            380          376,200

Public Utilities-Electric & Gas-1.7%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                               1,805        1,888,414
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(b)                            700          712,250
Consumers Energy Co.
  4.25%, 4/15/08(a)                                 734          719,595


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 125


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Exelon Corp.
  6.75%, 5/01/11(a)                             $ 1,870   $    1,954,272
FirstEnergy Corp.
  6.45%, 11/15/11(a)                              1,675        1,737,213
  7.375%, 11/15/31(a)                             2,246        2,539,950
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                               933          945,957
NiSource Finance Corp.
  7.875%, 11/15/10(a)                               856          919,900
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                               1,700        1,625,652
Progress Energy, Inc.
  7.10%, 3/01/11(a)                               1,222        1,303,628
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                               874          983,048
SPI Electricity & Gas Australia Holdings
  Pty Ltd.
  6.15%, 11/15/13(a)(b)                           1,447        1,495,082
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                              1,110        1,171,902
                                                             ------------
                                                              17,996,863

Public Utilities-Telephone-0.4%
CenturyTel, Inc.
  Series G
  6.875%, 1/15/28(a)                              1,650        1,578,276
Telecom Italia Capital
  4.00%, 11/15/08(a)                                820          794,563
  6.375%, 11/15/33(a)                               375          354,081
Verizon New Jersey, Inc.
  5.875%, 1/17/12(a)                              1,435        1,436,969
                                                             ------------
                                                               4,163,889

Service-0.1%
Waste Management, Inc.
  6.875%, 5/15/09(a)                              1,435        1,487,317

Supermarket/Drug-0.2%
Safeway, Inc.
  4.125%, 11/01/08(a)                               683          663,948
  4.80%, 7/16/07(a)                                 620          616,230
  6.50%, 3/01/11(a)                                 453          465,634
                                                             ------------
                                                               1,745,812

Technology-0.2%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                 780          779,981
International Business Machines Corp.
  4.375%, 6/01/09(a)                                455          446,304
Motorola, Inc.
  7.625%, 11/15/10(a)                               146          158,291
Oracle Corp.
  5.25%, 1/15/16(a)                                 515          499,057
                                                             ------------
                                                               1,883,633


126 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Total Corporate Debt Obligations
  (cost $195,149,625)                                     $  191,738,715

NON U.S. DOLLAR SOVEREIGN DEBT-12.7%
Bundesobligation
  3.50%, 10/10/08(a)                  EUR        19,760       25,318,097
Japan Government
  0.70%, 6/20/10(a)                   JPY     4,668,800       39,422,934
  0.80%, 9/10/15(a)                           2,555,240       21,548,512
Mexican Fixed Rate Bonds
  8.00%, 12/24/08(a)                  MXN       116,590       10,785,132
  9.00%, 12/20/12(a)                             51,780        4,948,849
Norwegian Government
  6.00%, 5/16/11(a)                   NOK        49,645        8,539,820
Poland Government Bond
  6.00%, 11/24/10(a)                  PLN        19,260        6,400,001
  6.25%, 10/24/15(a)                             27,100        9,164,442
Swedish Government
  5.00%, 1/28/09(a)                   SEK        69,595        9,949,277

Total Non U.S. Dollar Sovereign Debt
  (cost $134,278,619)                                        136,077,064

COMMERCIAL MORTGAGE BACKED SECURITIES-7.7%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35(a)                            $   885   $      901,976
  Series 2004-4 Class A3
  4.128%, 7/10/42(a)                              1,035        1,003,441
  Series 2004-6 Class A2
  4.161%, 12/10/42(a)                             3,865        3,742,169
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41(a)                              2,500        2,442,715
  Series 2005-T18 Class A4
  4.933%, 2/13/42(a)                              4,235        4,083,523
Credit Suisse Mortgage Capital
  Certificates
  Series 2006-C3 Class A3
  6.022%, 6/15/38(a)                              4,380        4,519,634
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36(a)                                899          875,410
  Series 2004-C1 Class A4
  4.75%, 1/15/37(a)                               1,815        1,742,874
  Series 2005-C1 Class A4
  5.014%, 2/15/38(a)                              1,516        1,472,156
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45(a)                              3,265        3,219,519


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 127


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35(a)                            $ 1,102   $    1,026,481
  Series 2005-GG3 Class A2
  4.305%, 8/10/42(a)                              1,823        1,771,459
JP Morgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Class A2
  4.302%, 1/15/38(a)                              1,720        1,648,759
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46(a)                              1,846        1,790,528
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42(a)                              2,810        2,764,034
  Series 2005-LDP4 Class A2
  4.79%, 10/15/42(a)                              1,045        1,025,646
  Series 2006-CB14 Class A4
  5.481%, 12/12/44(a)                             1,720        1,719,018
  Series 2006-CB15 Class A4
  5.814%, 6/12/43(a)                              3,110        3,187,626
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32(a)                              4,900        4,566,996
  Series 2004-C2 Class A4
  4.367%, 3/15/36(a)                              2,570        2,408,511
  Series 2004-C4 Class A4
  5.304%, 6/15/29(a)                              6,015        6,024,143
  Series 2004-C8 Class A2
  4.201%, 12/15/29(a)                             1,084        1,050,558
  Series 2005-C1 Class A4
  4.742%, 2/15/30(a)                              4,209        4,018,735
  Series 2005-C7 Class A4
  5.197%, 11/15/30(a)                             2,380        2,341,825
  Series 2006-C1 Class A4
  5.156%, 2/15/31                                 5,253        5,138,477
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.417%, 11/12/37(a)                             2,100        2,075,680
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                              2,230        2,198,224
Merrill Lynch/Countrywide Commercial
  Mortgage Trust
  Series 2006-2 Class A4
  6.105%, 6/12/46(a)                              3,075        3,192,557
Morgan Stanley Capital I
  Series 2004-HQ4 Class A5
  4.59%, 4/14/40(a)                               6,500        6,285,366
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                              5,186        5,089,385

Total Commercial Mortgage Backed
  Securities
  (cost $83,946,508)                                          83,327,425


128 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES-4.2%
Aegis Asset Backed Securities Trust
  Series 2004-3 Class A2A
  5.524%, 9/25/34(a)                            $    89   $       89,041
American Express Credit Account Master
  Trust
  Series 2005-1 Class A
  5.36%, 10/15/12(a)                              1,298        1,299,419
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.125%, 12/25/32(a)                               870          875,561
Bank One Issuance Trust
  Series 2004-A4 Class A4
  5.37%, 2/16/10(a)                               2,158        2,159,012
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.474%, 4/25/22(a)                                356          356,270
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08(a)                               1,620        1,610,135
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33(a)                                 818          735,262
Credit-Based Asset Servicing & Securities
  Trust
  Series 2005-CB7 Class AF2
  5.147%, 11/25/35(a)                             1,805        1,789,725
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(a)(b)                           1,000        1,011,290
Discover Card Master Trust I
  Series 2004-1 Class A
  5.36%, 4/16/10(a)                               2,457        2,458,535
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Class A
  5.37%, 7/15/09(a)                                 300          299,817
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.494%, 12/25/35(a)                             2,190        2,191,380
Home Equity Loan Trust
  Series 2005-3 Class A1
  5.585%, 1/20/35(a)                              1,859        1,864,138
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.504%, 7/25/35(a)                                476          476,142
  Series 2005-4 Class A3
  4.742%, 1/25/36(a)                              2,070        2,040,937
  Series 2006-1 Class A2
  5.30%, 5/25/36(a)                               1,040        1,036,298
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Class 2A1
  5.404%, 1/25/36(a)                              1,697        1,697,344


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 129


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Lehman XS Trust
  Series 2005-4 Class 1M1
  5.824%, 10/25/35(a)                           $ 4,750   $    4,758,265
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.724%, 9/25/34(a)                              1,997        1,999,986
RAAC Series
  Series 2006-SP3 Class A1
  5.41%, 8/25/36(a)                               2,735        2,735,000
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.494%, 3/25/35(a)                              2,175        2,176,699
  Series 2005-RZ1 Class A2
  5.524%, 4/25/35(a)                              3,085        3,090,306
Residential Asset Securities Corp.
  Series 2002-KS7 Class A2
  5.694%, 11/25/32(a)                               192          192,138
Residential Funding Mortgage Securities II
  Series 2005-HI2 Class A3
  4.46%, 5/25/35(a)                               1,490        1,466,227
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.504%, 11/25/37(a)                             2,250        2,252,461
SLM Student Loan Trust
  Series 2003-C Class A1
  5.429%, 9/15/16(a)                              1,106        1,107,582
Specialty Underwriting & Residential
  Finance
  Series 2006-BC1 Class A2A
  5.404%, 12/25/36(a)                             1,767        1,766,772
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.404%, 1/25/36(a)                              1,451        1,451,233

Total Asset Backed Securities
  (cost $45,074,469)                                          44,986,975

COLLATERALIZED MORTGAGE OBLIGATIONS-4.8%
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36(a)                              3,698        3,735,652
  Series 2006-1 Class 22A1
  5.42%, 2/25/36(a)                               4,853        4,837,605
  Series 2006-2 Class 23A1
  5.99%, 3/25/36(a)                               4,211        4,240,130
  Series 2006-3 Class 22A1
  6.244%, 5/25/36(a)                              2,437        2,465,965
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35(a)                              4,986        4,913,130
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)                               5,722        5,701,028


130 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.43%, 12/25/35(a)                            $ 3,471   $    3,473,635
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36(a)                              2,629        2,659,466
JPMorgan Alternative Loan Trust
  Series 2006-S1 Class 3A1
  5.505%, 3/25/36(a)                              1,730        1,730,020
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36(a)                              4,139        4,184,821
Residential Funding Mortgage Securities,
  Inc.
  Series 2005-SA3 Class 3A
  5.243%, 8/25/35(a)                              3,225        3,185,787
Structured Adjustable Rate Mortgage Loan
  Trust
  Series 2006-3 Class 2A1
  6.013%, 4/25/36(a)                              3,474        3,501,897
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.544%, 1/25/45(a)                                541          540,995
Wells Fargo Mortgage Backed Securities
  Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36(a)                              6,851        6,801,873

Total Collateralized Mortgage Obligations
  (cost $51,912,299)                                          51,972,004

U.S. DOLLAR SOVEREIGN DEBT-1.1%
Korea Development Bank
  4.625%, 9/16/10(a)                              1,335        1,295,485
Russian Federation
  5.00%, 3/31/30(a)                               9,421       10,480,863

Total U.S. Dollar Sovereign Debt
  (cost $11,509,136)                                          11,776,348

SHORT-TERM INVESTMENTS-27.4%
U.S. Government & Government Sponsored
  Agency Obligations-22.4%
Federal Home Loan Bank
  Zero coupon, 9/18/06(c)                        76,205       76,017,874
Federal Home Loan Mortgage Corp.
  Zero coupon, 10/06/06                          87,355       86,913,372
Federal National Mortgage Association
  Zero coupon, 11/07/06                          79,275       78,516,647
                                                             ------------
                                                             241,447,893

Time Deposit-5.0%
State Street Euro Dollar
  4.60%, 9/01/06                                 53,505       53,505,000


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 131


                                                            U.S. $ Value
-------------------------------------------------------------------------------
Total Short-Term Investments
  (cost $294,952,893)                                     $  294,952,893

Total Investments-125.8%
  (cost $1,354,156,856)                                    1,353,683,501
Other assets less liabilities-(25.8)%                       (277,402,620)

Net Assets-100%                                           $1,076,280,881


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                           Rate Type
                                                  --------------------------
                                                     Payments       Payments
                     Notional                          made         received      Unrealized
                      Amount       Termination        by the         by the      Appreciation/
Swap Counterparty      (000)          Date           Portfolio      Portfolio   (Depreciation)
----------------------------------------------------------------------------------------------
Lehman Brothers       20,120       11/02/07       3 Month LIBOR*      4.814%      $  64,945
Lehman Brothers       23,000        1/23/08       3 Month LIBOR*      4.778%      (228,533)

* LIBOR (London Interbank Offered Rate)


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                                            Value at
                           Number of      Expiration        Original        August 31,      Unrealized
    Type                   Contracts         Month           Value             2006        Appreciation
--------------------------------------------------------------------------------------------------------
Purchased
U.S. T-Bond
Future                        149        December 2006    $ 16,420,698     $ 16,548,313     $ 127,615
U.S. T-Note
Future                        197        December 2006      21,064,181       21,152,875        88,694

Sold
Japan Government Bonds
10 Yr Future                  24         December 2006      27,522,501       27,515,312         7,189
                                                                                            ---------
                                                                                            $ 223,498


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                           U.S. $
                           Contract       Value on          U.S. $         Unrealized
                            Amount       Origination       Current        Appreciation/
                            (000)            Date           Value        (Depreciation)
---------------------------------------------------------------------------------------
Purchase Contracts:
Norwegian Krone
  Settling 9/01/06            54,343     $ 8,612,158     $ 8,596,348       $  (15,810)

Sale Contracts:
Euro
  Settling 9/26/06            20,262      26,012,348      26,000,833           11,515
Japanese Yen
  Settling 9/11/06         4,590,309      40,181,274      39,160,598        1,020,676


132 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C) (continued)

                                           U.S. $
                           Contract       Value on          U.S. $         Unrealized
                            Amount       Origination       Current        Appreciation/
                            (000)            Date           Value        (Depreciation)
---------------------------------------------------------------------------------------
Sale Contracts: (continued)
Mexican Peso
Settling 10/06/06            180,310     $16,418,675     $16,495,052       $  (76,377)
Norwegian Krone
Settling 9/01/06              54,343       8,660,056       8,596,348           63,708
Norwegian Krone
Settling 10/02/06             54,343       8,628,773       8,613,032           15,741
Polish Zloty
Settling 9/15/06              49,159      16,214,583      15,969,983          244,600
Swedish Krona
Settling 10/02/06             86,719      12,095,734      11,995,970           99,764


(a) Positions, or portion thereof, with an aggregate market value of $795,135,946 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $13,240,261 or 1.2% of net assets.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

     Currency Abbreviations:
     EUR - Euro
     JPY - Japanese Yen
     MXN - Mexican Peso
     NOK - Norwegian Krone
     PLN - Polish Zloty
     SEK - Swedish Krona

     Glossary of terms:
     PFD - Preference Shares
     TBA - To Be Announced


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 133


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-96.0%
U.S. Treasury Inflation Index
  Securities-96.0%
  3.625%, 1/15/08                              $ 27,396     $ 27,754,656
  3.875%, 1/15/09                                33,631       34,750,384
  4.25%, 1/15/10                                 31,962       33,968,754
  0.875%, 4/15/10                                26,774       25,435,063
  3.50%, 1/15/11                                 34,995       36,781,580
  3.375%, 1/15/12                                19,527       20,633,245
  3.00%, 7/15/12                                 56,273       58,570,384
  1.875%, 7/15/13                                37,713       36,779,090
  1.875%, 7/15/15                                26,233       25,444,168
  2.00%, 1/15/14                                  3,058        3,002,945
  2.00%, 7/15/14                                 59,608       58,499,363
  1.625%, 1/15/15                                71,063       67,673,341

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $436,807,011)                                        429,292,973

NON U.S. DOLLAR SOVEREIGN DEBT-2.0%
Inflation Index Bond-2.0%
Japan Government
  0.80%, 9/10/15
  (cost $8,921,445)                   JPY     1,056,300        8,907,849

SHORT-TERM INVESTMENT-3.6%
Time Deposit-3.6%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $16,335,000)                           $ 16,335       16,335,000

Total Investments-101.6%
  (cost $462,063,456)                                        454,535,822
Other assets less liabilities-(1.6)%                          (7,326,024)

Net Assets-100%                                             $447,209,798


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                                            Value at
                           Number of      Expiration        Original        August 31,      Unrealized
    Type                   Contracts         Month           Value             2006        Appreciation
--------------------------------------------------------------------------------------------------------
Japan Gov't Bonds
  10 Yr Future                10         December 2006     $11,467,716      $11,464,713        $3,003


Currency Abbreviation:
JPY - Japanese Yen


134 o ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-90.3%
Aerospace/Defense-0.8%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                            $  926     $    898,220
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                978          924,210
Sequa Corp.
  9.00%, 8/01/09(a)                                 601          634,055
                                                             ------------
                                                               2,456,485

Automotive-4.8%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                 45           41,400
AutoNation, Inc.
  7.51%, 4/15/13(a)(b)                              175          175,875
Ford Motor Co.
  7.45%, 7/16/31(a)                               1,660        1,303,100
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                               1,298        1,259,674
  7.00%, 10/01/13(a)                                704          657,042
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                              3,095        3,048,200
  8.00%, 11/01/31(a)                                893          902,546
General Motors Corp.
  8.375%, 7/15/33(a)                              2,045        1,712,687
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                693          533,610
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                866          822,700
Lear Corp.
  8.11%, 5/15/09(a)                                 640          617,600
Tenneco, Inc.
  8.625%, 11/15/14(a)                               465          463,838
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                667          712,023
  11.00%, 2/15/13(a)                                490          532,875
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                797          838,843
Visteon Corp.
  7.00%, 3/10/14(a)                               2,235        1,983,562
                                                             ------------
                                                              15,605,575

Broadcasting/Media-2.1%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                              1,201        1,187,489
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)(b)                              398          553,239
Intelsat Bermuda Ltd.
  11.25%, 6/15/16(a)(b)                           2,512        2,603,060


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 135


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
LIN Television Corp.
  6.50%, 5/15/13(a)                              $  575     $    530,437
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                545          517,750
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                 790          793,661
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)(b)                              840          789,600
                                                             ------------
                                                               6,975,236

Building/Real Estate-1.5%
Associated Materials, Inc.
  Zero Coupon, 3/01/14(a)                         1,385          754,825
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                100           96,646
  6.875%, 5/01/13(a)                                917          930,130
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                               792          742,500
KB HOME
  6.375%, 8/15/11(a)                                600          573,630
  7.75%, 2/01/10(a)                                 410          408,975
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                              1,445        1,329,400
                                                             ------------
                                                               4,836,106

Cable-6.0%
Cablevision Systems Corp.
  8.00%, 4/15/12(a)                               1,437        1,444,185
CCH I Holdings LLC
  11.75%, 5/15/14(a)                              5,037        3,425,160
CSC Holdings, Inc.
  7.25%, 4/15/12(a)(b)                            2,015        1,979,737
DirecTV Holdings/Finance
  6.375%, 6/15/15(a)                              1,431        1,337,985
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                             1,080        1,051,650
  7.125%, 2/01/16(a)(b)                             650          632,938
Inmarsat Finance PLC
  7.625%, 6/30/12(a)                              1,485        1,522,125
  Zero Coupon, 11/15/12(a)                        1,037          904,783
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                              1,612        1,712,750
Insight Midwest LP
  9.75%, 10/01/09(a)                              1,063        1,081,603
Intelsat HLD Co. Ltd.
  8.625%, 1/15/15(a)                              1,024        1,034,240
  10.48%, 1/15/12(a)                                331          335,965
PanAmSat Corp.
  9.00%, 8/15/14(a)                               1,171        1,191,492


136 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                             $ 1,847     $  1,833,147
                                                             ------------
                                                              19,487,760

Chemicals-2.9%
Equistar Chemicals LP
  10.125%, 9/01/08(a)                             1,377        1,452,735
  10.625%, 5/01/11(a)                               623          669,725
Huntsman International LLC
  9.875%, 3/01/09(a)                                301          313,040
  10.125%, 7/01/09(a)                               550          561,000
Huntsman LLC
  11.50%, 7/15/12(a)                                801          909,135
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                            1,375        1,306,250
Nell AF SARL
  8.375%, 8/15/15(a)(b)                           1,245        1,246,556
Quality Distribution LLC
  9.00%, 11/15/10(a)                              1,353        1,295,498
Rhodia, SA
  8.875%, 6/01/11(a)                              1,513        1,547,042
                                                             ------------
                                                               9,300,981

Communications - Fixed-3.9%
Citizens Communications Co.
  6.25%, 1/15/13(a)                               1,577        1,523,776
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)                                 480          482,400
  12.50%, 5/01/15(a)                                478          488,755
Level 3 Communications, Inc.
  11.50%, 3/01/10(a)(b)                             455          453,862
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)(b)                           3,023        3,298,849
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                               4,029        3,988,710
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                  50           49,563
Qwest Corp.
  6.875%, 9/15/33(a)                              1,490        1,333,550
  8.875%, 3/15/12(a)                                355          384,287
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                 740          769,600
                                                             ------------
                                                              12,773,352

Communications - Mobile-4.6%
American Tower Corp.
  7.125%, 10/15/12(a)                             2,230        2,257,875
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                            1,477        1,539,772
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)(b)                            820          848,700
Dobson Communications Corp.
  8.875%, 10/01/13(a)                               565          557,938


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 137


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Kyivstar
  7.75%, 4/27/12(a)(b)                          $   375     $    380,156
  10.375%, 8/17/09(a)(b)                          1,467        1,595,362
Mobifon Holdings BV
  12.50%, 7/31/10(a)                              2,559        2,869,279
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                            1,358        1,385,160
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                 65           68,250
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                              1,196        1,233,375
  7.50%, 3/15/15(a)                               1,225        1,280,125
Rural Cellular Corp.
  9.75%, 1/15/10(a)                               1,091        1,085,545
                                                             ------------
                                                              15,101,537

Consumer Manufacturing-1.4%
ACCO Brands Corp.
  7.625%, 8/15/15(a)                              1,700        1,610,750
Broder Brothers Co.
  11.25%, 10/15/10(a)                               952          897,260
K2, Inc.
  7.375%, 7/01/14(a)                              1,150        1,115,500
Levi Strauss & Co.
  10.258%, 4/01/12(a)                               173          178,623
Visant Corp.
  7.625%, 10/01/12(a)                               683          669,340
                                                             ------------
                                                               4,471,473

Consumer Products-0.2%
Levi Strauss & Co.
  8.875%, 4/01/16(a)                                742          732,725

Containers-0.6%
Crown Americas
  7.625%, 11/15/13(a)                             1,300        1,306,500
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                             640          636,800
                                                             ------------
                                                               1,943,300

Diversified Media-3.2%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                233          202,710
  10.25%, 5/01/09(a)                                405          375,638
Dex Media East LLC
  9.875%, 11/15/09(a)                                25           26,375
  12.125%, 11/15/12(a)                              641          714,715
Dex Media West LLC
  8.50%, 8/15/10(a)                                 444          455,100
Lamar Media Corp.
  6.625%, 8/15/15(a)                                475          445,312


138 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Liberty Media Corp.
  5.70%, 5/15/13(a)                             $   445     $    418,048
  7.875%, 7/15/09(a)                                350          365,844
  8.25%, 2/01/30(a)                                 430          427,828
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                               1,765        1,747,350
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                              1,153        1,034,818
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                              689          726,895
  10.375%, 9/01/14(a)(b)                            654          728,392
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                            982          986,910
WMG Holdings Corp.
  Zero Coupon, 12/15/14(a)                        2,546        1,833,120
                                                             ------------
                                                              10,489,055

Energy-4.5%
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                               1,340        1,242,850
  6.625%, 1/15/16(a)                                560          537,600
  6.875%, 1/15/16(a)                                270          261,900
  7.50%, 9/15/13(a)                                 805          813,050
  7.75%, 1/15/15(a)                               1,695        1,728,900
El Paso Corp.
  7.75%, 1/15/32(a)                               2,326        2,337,630
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                561          532,950
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                             903          979,755
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                              1,604        1,695,843
Kinder Morgan Finance Corp.
  5.35%, 1/05/11(a)                                 680          651,740
Newfield Exploration Co.
  6.625%, 4/15/16(a)                                900          875,250
Pride International, Inc.
  7.375%, 7/15/14(a)                              1,079        1,097,883
Range Resources Corp.
  7.50%, 5/15/16(a)                                 940          947,050
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                             980          945,700
                                                             ------------
                                                              14,648,101

Entertainment & Leisure-1.7%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                              1,057        1,072,855
NCL Corp.
  10.625%, 7/15/14(a)                               757          727,666
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                 846          915,946
Six Flags, Inc.
  9.625%, 6/01/14(a)                              1,815        1,619,887


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 139


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                            $   913     $    988,323
Universal City Florida Holding Co.
  8.375%, 5/01/10(a)                                330          332,063
                                                             ------------
                                                               5,656,740

Financial-1.9%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                               675          671,625
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                720          727,200
  7.875%, 12/01/15(a)                             2,124        2,208,960
  8.00%, 6/15/11(a)                                 810          840,375
Hexion U.S. Finance Corp.
  9.00%, 7/15/14(a)                                 975          979,875
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                              950          922,064
                                                             ------------
                                                               6,350,099

Food & Beverage-3.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                               1,705        2,060,250
Dean Foods Co.
  7.00%, 6/01/16(a)                               1,265        1,252,350
Del Monte Corp.
  6.75%, 2/15/15(a)                                 145          137,750
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                420          413,700
  8.875%, 3/15/11(a)                                268          261,300
Domino's, Inc.
  8.25%, 7/01/11(a)                                 719          744,165
Foodcorp, Ltd.
  8.875%, 6/15/12(a)(b)                             628          834,733
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)(b)                    3,095        3,175,937
  7.625%, 6/01/16(a)(b)                             780          813,818
Sbarro, Inc.
  11.00%, 9/15/09(a)                                845          855,563
                                                             ------------
                                                              10,549,566

Gaming-5.3%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                737          738,842
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                              1,320        1,376,100
Greektown Holdings
  10.75%, 12/01/13(a)(b)                            550          578,875
Kerzner International, Ltd.
  6.75%, 10/01/15(a)                              1,375        1,471,250
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                915          947,025


140 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
MGM MIRAGE
  6.625%, 7/15/15(a)                            $ 1,807     $  1,700,839
  8.375%, 2/01/11(a)                              1,679        1,727,271
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                              1,045        1,018,875
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                             1,296        1,289,520
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                              1,416        1,490,340
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                               1,037        1,018,852
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                765          682,763
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                            947          951,735
Wynn Las Vegas LLC
  6.625%, 12/01/14(a)                             2,485        2,373,175
                                                             ------------
                                                              17,365,462

Health Care-4.4%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                409          425,871
  9.50%, 8/15/10(a)                                 553          575,120
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                483          477,273
  6.125%, 1/15/15(a)                                527          520,658
DaVita, Inc.
  7.25%, 3/15/15(a)                               1,069        1,047,620
Elan Finance Corp.
  7.75%, 11/15/11(a)                              1,160        1,113,600
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                 469          490,105
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                670          671,675
HCA, Inc.
  6.375%, 1/15/15(a)                              2,858        2,272,110
  6.75%, 7/15/13(a)                               1,650        1,381,875
HEALTHSOUTH Corp.
  10.75%, 6/15/16(a)(b)                             910          930,475
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                               1,494        1,423,035
Select Medical Corp.
  7.625%, 2/01/15(a)                                995          860,675
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                              744          770,040
Vanguard Health Holding Co.
  Zero Coupon, 10/01/15(a)                        1,705        1,227,600
                                                             ------------
                                                              14,187,732


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 141


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Hotel/Lodging-1.7%
Host Marriott LP
  6.75%, 6/01/16(a)                                 765     $    742,050
  Series G
  9.25%, 10/01/07(a)                              1,396        1,443,115
Intrawest Corp.
  7.50%, 10/15/13(a)                                735          779,100
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                              1,494        1,617,255
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                               1,089        1,054,969
                                                             ------------
                                                               5,636,489

Index-3.6%
Dow Jones Cdx, High Yield
  Series 5-T2
7.25%, 12/29/10(a)(b)                             4,312        4,312,196
  Series 6-T1
8.625%, 6/29/11(a)(b)                             7,318        7,308,853
                                                             ------------
                                                              11,621,049

Industrial-2.6%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                            910          982,800
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                 930          985,800
FastenTech, Inc.
  11.50%, 5/01/11(a)                                560          574,000
Invensys PLC
  9.875%, 3/15/11(a)(b)                             621          670,680
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                556          606,040
RBS Global, Inc. & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                            1,045        1,050,225
  11.75%, 8/01/16(a)(b)                             475          489,250
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                               655          640,263
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                               1,600        1,548,000
Tyco International Group, SA
  6.875%, 1/15/29(a)                                770          859,406
                                                             ------------
                                                               8,406,464

Metals/Mining-3.4%
AK Steel Corp.
  7.875%, 2/15/09(a)                              1,060        1,053,375
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                 670          646,550
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                           1,369        1,387,824
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                               961        1,022,023
International Steel Group, Inc.
  6.50%, 4/15/14(a)                               1,196        1,136,200


142 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Ispat Inland ULC
  9.75%, 4/01/14(a)                             $ 1,010     $  1,135,240
JSC Severstal
  9.25%, 4/19/14(a)                               1,438        1,545,160
Massey Energy Co.
  6.875%, 12/15/13(a)                               810          751,275
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                750          684,375
  6.875%, 3/15/13(a)                              1,815        1,796,850
                                                             ------------
                                                              11,158,872

Paper/Packaging-1.5%
Berry Plastics Corp.
  10.75%, 7/15/12(a)                              1,001        1,091,090
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                             405          388,800
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                430          407,425
Newpage Corp.
  10.00%, 5/01/12(a)                                797          822,903
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                              1,715        1,762,162
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(c)                        1,134          298,878
                                                             ------------
                                                               4,771,258

Petroleum Products-1.1%
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                               1,575        1,598,625
Kerr-McGee Corp.
  6.95%, 7/01/24(a)                               1,150        1,220,565
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)(b)                             776          789,580
                                                             ------------
                                                               3,608,770

Public Utilities - Electric & Gas-0.7%
Aquila, Inc.
  14.875%, 7/01/12(a)                               846        1,116,720
TECO Energy, Inc.
  7.00%, 5/01/12(a)                               1,122        1,154,258
                                                             ------------
                                                               2,270,978

Public Utilities - Telephone-0.4%
Windstream Corp.
  8.125%, 8/01/13(a)(b)                             714          753,270
  8.625%, 8/01/16(a)(b)                             560          592,200
                                                             ------------
                                                               1,345,470

Retail-1.0%
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)(b)                            455          430,544
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                              216          297,483


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 143


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
GSC Holdings Corp
  8.00%, 10/01/12(a)                            $ 1,920     $  1,960,800
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                620          627,801
                                                             ------------
                                                               3,316,628

Services-4.0%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                              1,603        1,554,910
  7.125%, 5/15/16(a)(b)                           1,853        1,802,042
  7.375%, 4/15/14(a)                                620          606,050
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                            1,060        1,002,336
Hertz Corp.
  8.875%, 1/01/14(a)(b)                             695          721,063
  10.50%, 1/01/16(a)(b)                             675          727,312
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                              1,110        1,032,300
Service Corp. International
  6.50%, 3/15/08(a)                               1,029        1,029,000
  7.70%, 4/15/09(a)                                 780          797,550
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                               1,680        1,591,800
  7.00%, 2/15/14(a)                                 285          261,488
  7.75%, 11/15/13(a)                              1,825        1,747,437
                                                             ------------
                                                              12,873,288

Supermarket/Drug-1.0%
Couche-Tard
  7.50%, 12/15/13(a)                              1,006        1,016,060
Rite Aid Corp.
  6.875%, 8/15/13(a)                                950          798,000
  9.25%, 6/01/13(a)                                 870          848,250
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                494          492,765
                                                             ------------
                                                               3,155,075

Technology-2.7%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                 710          676,275
Avago Technologies Finance
  10.125%, 12/01/13(a)(b)                           655          685,294
CA, Inc.
  5.25%, 12/01/09(a)(b)                             815          787,493
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                               1,268        1,236,300
Freescale Semiconductor, Inc.
  7.125%, 7/15/14(a)                                770          793,100
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                816          652,800
SERENA Software, Inc.
  10.375%, 3/15/16(a)(b)                            875          892,500
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                              2,172        2,242,590


144 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Xerox Corp.
  6.40%, 3/15/16(a)                             $   970     $    960,393
                                                             ------------
                                                               8,926,745

Transportation-1.0%
AMR Corp.
  9.00%, 8/01/12(a)                                 765          755,437
BNSF Funding Trust I
  6.613%, 12/15/55(a)                             1,920        1,905,988
Horizon Lines LLC
  9.00%, 11/01/12(a)                                434          445,393
                                                             ------------
                                                               3,106,818

Utilities-8.2%
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11(a)                                 920          970,600
  8.25%, 4/15/12(a)(b)                            1,680        1,814,400
CMS Energy Corp.
  8.50%, 4/15/11(a)                                 835          895,537
Dynegy-Roseton Danskammer
  7.27%, 11/08/10(a)                                135          134,325
  7.67%, 11/08/16(a)                              1,222        1,203,670
Edison Mission Energy
  7.50%, 6/15/13(a)(b)                            1,760        1,760,000
  7.75%, 6/15/16(a)(b)                              595          595,000
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                675          700,071
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                724          752,960
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                 270          266,625
  7.375%, 2/01/16(a)                              1,420        1,398,700
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                498          469,365
  9.50%, 7/15/13(a)                               1,226        1,275,040
Sierra Pacific Power Co.
  6.00%, 5/15/16(a)(b)                              440          436,737
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                960        1,031,913
Sonat, Inc.
  7.625%, 7/15/11(a)                                952          973,420
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                               1,018        1,032,085
  8.875%, 3/15/10(a)                                817          857,071
The AES Corp.
  7.75%, 3/01/14(a)                               1,150        1,184,500
  8.75%, 5/15/13(a)(b)                              225          241,594
  9.00%, 5/15/15(a)(b)                            1,080        1,165,050
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                              2,199        2,231,985
  7.875%, 9/01/21(a)                              2,214        2,252,745


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 145


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
TXU Corp.
  4.80%, 11/15/09(a)                            $   125     $    120,803
  5.55%, 11/15/14(a)                              1,704        1,588,822
  6.50%, 11/15/24(a)                              1,606        1,496,142
                                                             ------------
                                                              26,849,160

Total Corporate Debt Obligations
  (cost $284,836,852)                                        279,978,349

STRUCTURED NOTES-4.4%
Racers
  5.43%, 5/01/07(a)(b)
  (cost $14,300,000)                             14,300       14,299,761

NON CONVERTIBLE PREFERRED STOCKS-0.6%
ION Media Networks, Inc.
  14.25%, 11/15/06(a)                               125        1,075,000
Sovereign Real Estate Investment Corp.
  12.00%, 8/29/49(a)(b)                             624          861,120

Total Non Convertible Preferred Stocks
  (cost $1,689,280)                                            1,936,120

COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)
  (cost $904)                                    90,400              904

SHORT-TERM INVESTMENTS-7.3%
Commercial Paper-4.0%
UBS Finance, LLC
  5.26%, 9/01/06                               $ 13,000       13,000,000

U.S. Government & Government Sponsored
  Agency Obligations-3.2%
Fannie Mae Discount Notes
  Zero coupon, 9/01/06                           10,400       10,400,000

Time Deposit-0.1%
State Street Euro Dollar
  4.60%, 9/01/06                                    415          415,000

Total Short-Term Investments
  (cost $23,815,000)                                          23,815,000

Total Investments-98.2%
  (cost $324,642,036)                                        320,030,134
Other assets less liabilities-1.8%                             5,901,155

Net Assets-100%                                             $325,931,289


146 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


FORWARD CURRENCY EXCHANGE CONTRACTS SOLD (see Note C)

                                           U.S. $
                           Contract       Value on          U.S. $         Unrealized
                            Amount       Origination       Current        Appreciation/
                            (000)            Date           Value        (Depreciation)
---------------------------------------------------------------------------------------
Euro Currency
  Settling 9/28/06             1,105     $ 1,418,451     $ 1,417,910            $ 541


(a) Positions, or portion thereof, with an aggregate market value of $296,215,134 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $79,545,490 or 24.4% of net assets.

(c)  Security is in default and is non-income producing.


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 147


Information Regarding the Review and Approval of the Strategies' Investment Advisory Agreement

In this disclosure, the term "Trust" refers to The AllianceBernstein Portfolios, and the term "Strategy" refers to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy or AllianceBernstein Wealth Preservation Strategy, as appropriate. There is a single investment advisory agreement between the Adviser and the Trust that relates to all three Strategies.

The Trust's disinterested trustees (the "trustees") unanimously approved continuances of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Adviser in respect of each Strategy at meetings held on June 14, 2006 and August 1, 2006.

In preparation for the meetings, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed independent evaluations from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of each Strategy (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received presentations from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The trustees noted that the Senior Officer's evaluations considered the following factors in respect of each Strategy: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Strategy grows larger; and nature and quality of the Adviser's services including the performance of the Strategy.

Prior to voting, the trustees reviewed the proposed continuances of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The trustees also discussed the proposed continuances in three private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to

148 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


continuances of the Advisory Agreement in respect of each Strategy, the trustees considered all factors they believed relevant, including the following:

     1. information comparing the performance of each of the Strategies to other investment companies with similar investment objectives;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of each Strategy and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Strategy and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for each Strategy and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Strategy grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Strategies, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Strategies;

     9. portfolio turnover rates for each Strategy compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Strategies;

     11. the Adviser's representation that it does not advise other clients with a substantially similar investment style as any of the Strategies;

     12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of each Strategy's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 149


The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Strategy.

The trustees determined that the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement in respect of that Strategy, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Strategy (including their determinations that the Adviser should continue to be the investment adviser for each Strategy, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles. The trustees also noted that the Underlying Portfolios do not pay advisory fees to the Adviser.

Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers each Strategy's business and other affairs. The Adviser manages the investment of the assets of each Strategy, including making purchases and sales of portfolio securities (consisting principally of shares of the Underlying Portfolios) consistent with the Strategy's investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Strategy with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Strategy) and executive and other personnel as are necessary for


150 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


the Strategy's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Strategies.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Strategies' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Strategies' other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Strategies. The trustees focused on the profitability of the Adviser's relationships with the Strategies before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 151


reasonable level of profits for the services it provides to each Strategy and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Strategy was not excessive.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis and that the Underlying Portfolios pay brokers' commissions that relate to soft dollar arrangements. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2006 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from each Strategy in respect of classes of shares of the Strategy that are subject to the Trust's 12b-1 plans and retains a portion of the 12b-1 fees from the Strategy, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Strategies and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Strategies and receives compensation from the Strategies for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Underlying Portfolios in which the Strategies invest subject to satisfaction of certain requirements and receive brokerage commissions from the Underlying Portfolios and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Strategy at each regular Board meeting during the year. At the meetings, the trustees reviewed information from a report prepared by Lipper showing performance for Class A shares of each Strategy as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared


152 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe"). The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of each Strategy as compared to a securities index.

AllianceBernstein Wealth Appreciation Strategy

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Wealth Appreciation Strategy as compared to a Performance Group of 5 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 15 to 13 funds (depending on the period) in its Lipper category selected by Lipper for periods ended April 30, 2006 over the 1-year and since inception (September 2003 inception) periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Strategy as compared to a composite index (70% Standard & Poor's 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the "Index") for periods ended April 30, 2006 over the year to date, 1-year and since inception periods. The trustees noted that in the Performance Group comparison the Strategy was in the 4th quintile in the 1-year and since inception periods, and in the Performance Universe comparison the Strategy was in the 3rd quintile in the 1-year period and 5th quintile in the since inception period. The comparative information showed that the Strategy outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the AllianceBernstein Wealth Appreciation Strategy's relative performance over time was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Balanced Wealth Strategy as compared to a Performance Group of 17 to 15 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 113 to 92 funds (depending on the year) in its Lipper category selected by Lipper for periods ended April 30, 2006 over the 1-year and since inception periods (September 2003 inception). The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Strategy as compared to a composite index (60% Standard & Poor's 500 Stock Index/40% Lehman Brothers Aggregate Bond Index) (the "Index") for periods ended April 30, 2006 over the year to date, 1-year and since inception periods. The trustees noted that in the Performance Group comparison the Strategy was in the 1st quintile in the 1-year and since inception periods and in the Performance Universe comparison the Strategy was in the 1st quintile in the 1-year period and 2nd quintile in the since inception period. The comparative information showed that the Strategy outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the AllianceBernstein Balanced Wealth Strategy's relative performance over time was satisfactory.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 153


AllianceBernstein Wealth Preservation Strategy

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Wealth Preservation Strategy as compared to a Performance Group of 4 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 65 to 42 funds (depending on the period) in its Lipper category selected by Lipper for periods ended April 30, 2006 over the 1-year and since inception (September 2003 inception) periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Strategy as compared to a composite index (70% Lehman Brothers Aggregate Bond Index/30% Standard & Poor's 500 Stock Index) (the "Index") for periods ended April 30, 2006 over the year to date, 1-year and since inception periods. The trustees noted that in the Performance Group comparison the Strategy was 1 out of 4 in the 1-year period and 2 out of 4 in the since inception period, and in the Performance Universe comparison the Strategy was in the 1st quintile in the 1-year and since inception periods. The comparative information showed that the Strategy outperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the AllianceBernstein Wealth Preservation Strategy's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involve investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the particular Strategy). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to the Strategies. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Strategies by non-affiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Strategies reflect the costs and risks of the additional obligations. The Adviser also noted that since


154 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


each Strategy is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for each Strategy potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Strategy by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that AllianceBernstein Wealth Appreciation Strategy's at approximate current size contractual effective fee rate of 65 basis points was materially lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Strategy for the same fee rate schedule as the Strategy. The trustees also noted that the Strategy's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently somewhat lower than the cap), was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The trustees concluded that AllianceBernstein Wealth Appreciation Strategy's expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that AllianceBernstein Balanced Wealth Strategy's at approximate current size contractual effective fee rate of 55 basis points was materially lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Strategy for the same fee rate schedule as the Strategy. The trustees noted that the Strategy's total expense ratio, which had been capped by the Adviser, was somewhat higher than the Expense Group median and slightly lower than the Expense Universe median. The trustees also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The trustees concluded that AllianceBernstein Balanced Wealth Strategy's expense ratio was satisfactory.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 155


AllianceBernstein Wealth Preservation Strategy

The trustees noted that AllianceBernstein Wealth Preservation Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The trustees noted that the Strategy's total expense ratio, which had been capped by the Adviser, was the same as the Expense Group median and slightly higher than the Expense Universe median. The trustees concluded that AllianceBernstein Wealth Preservation Strategy's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for each Strategy contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a Strategy's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that each Strategy's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Strategy's net assets.


156 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and The AllianceBernstein Portfolios (the "Trust") in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a "Strategy" and collectively the "Strategies"), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2)

It should be noted that on or around May 23, 2005, the Strategies began allocating its assets among the appropriate underlying portfolios of the AllianceBernstein Pooling Portfolios (the "Pooling Portfolios"), rather than making direct investments in portfolio securities. This approach was undertaken to enhance portfolio management efficiencies and reduce costs. The advisory fee paid by the Strategies, which invests substantially all of its assets in the Pooling Portfolios, is deemed to be paid in part in return for the Adviser's management of the relevant portion of the underlying Pooling Portfolios.(3)

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Trustees on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include "AllianceBernstein."

(3)  No investment advisory fees are paid by the Pooling Portfolios.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 157


     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Strategies grow larger; and

     6. Nature and quality of the Adviser's services including the performance of the Strategies.


STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(4)

Category    Net Assets         Advisory Fees                      Strategy
----------------------------------------------------------------------------------------
Balanced     $ 1,776.1    55 bp on 1st $2.5 billion        Balanced Wealth Strategy
                          45 bp on next $2.5 billion
                          40 bp on the balance
Blend        $ 1,257.2    65 bp on 1st $2.5 billion        Wealth Appreciation Strategy
                          55 bp on next $2.5 billion
                          50 bp on the balance
Balanced     $   514.2    55 bp on 1st $2.5 billion        Wealth Preservation Strategy
                          45 bp on next $2.5 billion
                          40 bp on the balance


The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratios to the amounts set forth below for the Strategy's fiscal year. The waiver is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that Balanced Wealth Strategy, Wealth Appreciation Strategy and Wealth Preservation Strategy (with the exception of the Class R shares of the Strategy) were operating below their expense caps in the latest fiscal year; accordingly, the expense limitation undertakings of these Strategies were of no effect (except for the Class R shares of the


(4) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


158 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Wealth Preservation Strategy). In addition, set forth below are the gross expense ratios of each Strategy during the most recently completed fiscal year:

                                     Expense Cap           Gross
                                  Pursuant to Expense      Expense        Fiscal
Strategy                        Limitation Undertaking      Ratio        Year End
-------------------------------------------------------------------------------------
Balanced Wealth Strategy           Class A   1.20%          1.00%        August 31
                                   Class B   1.90%          1.71%      (ratios as of
                                   Class C   1.90%          1.70%       February 28,
                                   Class R   1.40%          1.34%          2006)
                                   Class K   1.15%          1.06%
                                   Class I   0.90%          0.73%
                                   Advisor   0.90%          0.70%
Wealth Appreciation Strategy       Class A   1.50%          1.15%        August 31
                                   Class B   2.20%          1.88%      (ratios as of
                                   Class C   2.20%          1.86%       February 28,
                                   Class R   1.70%          1.40%          2006)
                                   Class K   1.45%          1.11%
                                   Class I   1.20%          1.84%
                                   Advisor   1.20%          1.85%
Wealth Preservation Strategy       Class A   1.20%          1.04%        August 31
                                   Class B   1.90%          1.75%      (ratios as of
                                   Class C   1.90%          1.74%       February 2,
                                   Class R   1.40%          1.44%          2006)
                                   Class K   1.15%          1.12%
                                   Class I   0.90%          0.78%
                                   Advisor   0.90%         0.757%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets,


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 159


such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Strategies, which now invest almost all of its assets in shares of the Pooling Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, with respect to the Strategies, the Adviser represented that there are no institutional products that have substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. The following table shows the fee schedule of the AVPS portfolios that have a similar investment style as certain of the
Strategies:

Strategy                           AVPS Portfolio           Fee Schedule
----------------------------------------------------------------------------------------
Balanced Wealth Strategy           Balanced Wealth          0.55% on first $2.5 billion
                                   Strategy Portfolio       0.45% on next $2.5 billion
                                                            0.40% on the balance

Wealth Appreciation Strategy       Wealth Appreciation      0.65% on first $2.5 billion
                                   Strategy Portfolio       0.55% on next $2.5 billion
                                                            0.50% on the balance


The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident


160 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


investors. The Adviser charges the following "all-in" fee(5) for each of the Global Wealth Strategies:

Fund                                                                   Fee
-------------------------------------------------------------------------------
Global Equity Blend                                                   1.60%
Global Balanced                                                       1.40%
Global Conservative                                                   1.15%


The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Strategy's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Strategy.(6)

                                      Effective       Lipper
                                      Management      Group
Strategy                                Fee(7)        Median          Rank
-------------------------------------------------------------------------------
Balanced Wealth Strategy                0.550          0.673          5/17
Wealth Appreciation Strategy(8)         0.650          0.795          1/12
Wealth Preservation Strategy(9)         0.550          0.725          1/12


(5) The "all-in" fee shown is for the Class A shares of each of the Global Wealth Strategies. This includes a fee for investment advisory services and a separate fee for distribution related services.

(6) The effective management fee is calculated by Lipper using each Strategy's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Strategy has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(8) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Lipper Expense Group, including the Strategy itself, consists of 5 peers of Global Multi-Cap Growth Fund ("GMLG"), 4 peers of Global Large-Cap Core Fund ("GLCG"), and 3 peers of Global Multi-Cap Value Fund ("GMLV"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of GMLG, GLCG and GMLV, excluding outliers.

(9) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Expense Group, including the Strategy itself, consists of 4 peers of Mixed-Asset Target Allocation Conservative Fund ("MTAC") and 8 peers of Mixed-Asset Target Allocation Moderate Fund ("MTAM"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of MTAC and MTAM, excluding outliers.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 161


Lipper also analyzed the total expense ratio, which includes an underlying expense ratio,(10) of each Strategy in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Strategy. However, at the request of the Senior Officer and the Adviser, because of the limited number of peers in the expense groups and universes, Lipper expanded the expense groups and universes of Wealth Appreciation Strategy and Wealth Preservation Strategy to include funds of similar (but not the same) investment classifications/objectives as the Strategies. The result of that analysis is set forth below:

                                      Expense      Lipper        Lipper      Lipper        Lipper
                                       Ratio       Group         Group      Universe      Universe
Strategy                              (%)(13)     Median (%)     Rank       Median (%)      Rank
--------------------------------------------------------------------------------------------------
Balanced Wealth Strategy               1.211        1.152        11/17        1.240         30/67
Wealth Appreciation Strategy(14)       1.401        1.435         6/12        1.485         13/30
Wealth Preservation Strategy(15)       1.270        1.271         6/12        1.258         31/57


Based on this analysis, the Strategies have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


(10) The underlying expense ratio is an annualized weighted average total expense ratio estimate of each Strategy's underlying portfolios. The period in which the Strategies' underlying expense ratio is based on is from the Strategies' most recent fiscal year end through February 28, 2006. For Balanced Wealth Strategy, Wealth Appreciation Strategy and Wealth Preservation Strategy the underlying expense ratios are 0.08%, 0.08% and 0.07% respectively.

(11) Lipper uses the following criteria in screening funds to be included in each Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13) The total expense ratios shown are for the Strategies' Class A shares.

(14) See footnote 7.

(15) See footnote 8.


162 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to each Strategy increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Strategies, certain of the Adviser's affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Strategies and brokerage related services to the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Strategies.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Strategies' principal underwriter. ABI and the Adviser have disclosed in the Strategies' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies' Class A shares during the Strategies' most recently completed fiscal year:

Strategy                                                  Amount Received
-------------------------------------------------------------------------------
Balanced Wealth Strategy                                      $488,963
Wealth Appreciation Strategy                                  $201,243
Wealth Preservation Strategy                                  $167,146


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 163


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies' most recent fiscal year:

                                           12b-1 Fees
Strategy                                    Received         CDSC Received
-------------------------------------------------------------------------------
Balanced Wealth Strategy                   $ 4,406,256         $ 470,769
Wealth Appreciation Strategy               $ 2,489,745         $ 279,073
Wealth Preservation Strategy               $ 1,572,500         $ 202,428


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Strategies in the most recent fiscal year:

Strategy                                                       ABIS Fee(17)
-------------------------------------------------------------------------------
Balanced Wealth Strategy                                         $ 359,899
Wealth Appreciation Strategy                                     $ 308,014
Wealth Preservation Strategy                                     $ 102,501


The Strategies and the Pooling Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Strategies' most recently completed fiscal year.(18) The Adviser represented that SCB's profitability from business conducted with the Strategies and the Pooling Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature


(17) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Strategy's account.

(18) As previously mentioned, the Strategies now pursue their investment objectives through investing almost of all of its assets in shares of the Pooling Portfolios.


164 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $625 billion as of June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1 year performance rankings of the Strategies relative to their Lipper Performance Groups(19) and Lipper Performance Universes(20) for the periods ended April 30, 2006:

Balanced Wealth Strategy                           Group          Universe
-------------------------------------------------------------------------------
  1 year                                           3/17            17/113

Wealth Appreciation Strategy                       Group          Universe
-------------------------------------------------------------------------------
  1 year                                            4/5              9/15

Wealth Preservation Strategy                       Group          Universe
-------------------------------------------------------------------------------
  1 year                                            1/4              7/65


(19) The Lipper Performance Group is identical to the Lipper Expense Group.

(20) The Strategies' Lipper Performance Groups/Universes may not be identical to the corresponding Lipper Expense Group/Universe since the Strategies' Lipper Expense Groups/Universes may exclude funds with negative management fees and funds with a different expense structure. In addition, each Strategy's Lipper Performance Group/Universe only includes funds of the same Lipper investment classification/objective as the Strategy, in contrast to each Strategy's Lipper Expense Group/Universe, which may include funds of similar but not the same investment classification/objective.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 165


Set forth below are the 1 year and since inception performance returns of the Strategies (in bold)(21) versus their benchmarks:(22)

                                                  Periods Ending April 30, 2006
                                                      Annualized Performance
-------------------------------------------------------------------------------
                                                      1              Since
Strategy                                             Year          Inception
-------------------------------------------------------------------------------
Balanced Wealth Strategy                             17.58           12.43

S&P 500 Stock Index                                  15.41           13.21
60% S&P 500 Stock Index / 40% Lehman
Brothers Aggregate Bond Index                         9.53            8.89


Wealth Appreciation Strategy                         27.25           17.59

S&P 500 Stock Index                                  15.41           13.21
70% S&P 500 Stock Index / 30% MSCI EAFE
Index (Net)                                          20.83           17.17


Wealth Preservation Strategy                          9.33            7.45

Lehman Brothers Aggregate Bond Index                  0.71            2.40
70% Lehman Brothers Aggregate Bond Index /
30% S&P 500 Stock Index                               5.12            5.64


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(21) The performance returns shown are for the Class A shares of the Strategies.

(22) The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


166 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

---------------------------------------------
Retirement Strategies Funds
---------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 167


NOTES




168 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTES




ALLIANCEBERNSTEIN WEALTH STRATEGIES o 169


NOTES




170 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTES




ALLIANCEBERNSTEIN WEALTH STRATEGIES o 171


NOTES




172 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


ALLIANCEBERNSTEIN WEALTH STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


WS-0151-0806


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


Annual Report

August 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


October 23, 2006

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the "Strategies") for the annual reporting period ended August 31, 2006.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Strategy is designed for investors who seek tax-efficient equity returns but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward tax-efficient equity returns but also want risk diversification offered by tax-exempt debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy targets an approximately equal weighting for equity and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to shareholders as exempt interest dividends. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will primarily be investment grade, but may include high yield securities ("junk bonds"). The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy is designed for investors who seek some opportunity


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 1


for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of tax-exempt debt securities. Normally, the Strategy's targeted weighting is 70% debt and 30% equity securities. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will be investment grade. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2006. Each Strategy's balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index.

AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A shares outperformed their respective balanced benchmarks for the 12-month period ended August 31, 2006, while AllianceBernstein Tax-Managed Wealth Appreciation Strategy underperformed its balanced benchmark during the same period. All three Strategies underperformed their respective balanced benchmarks for the six-month period ended August 31, 2006.

The Strategies' approach of seeking return in the international equity markets contributed significantly to overall performance for the Strategies, as international stocks outperformed U.S. stocks. International stocks, as represented by the MSCI EAFE Index, returned 7.94% and 24.28% over the six- and 12-month periods, respectively, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 2.79% and 8.87% over the same periods, respectively. In both U.S. and non-emerging international markets, growth stocks underperformed value stocks by a significant margin. Strategy returns, which are 50% growth and 50% value in their respective U.S. and international equity markets, were dampened by the underperformance of growth stocks, generally, which reversed some of the gains of the prior period.


2 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


The U.S. bond market underperformed equities, with the LB 5-Year General Obligation Municipal Index returning 1.73% and 2.32%, respectively, for the six- and 12-month periods ended August 31, 2006, as falling prices offset some of the interest income.

Market Review and Investment Strategy

Following a prolonged period of low market volatility, concerns about high oil prices, inflation and rising interest rates led to a rise in volatility and a fall in both equities and bonds during the middle of the six-month period ended August 31, 2006. However, these fears eased toward the end of the period as oil prices began to fall and the U.S. Federal Reserve left interest rates unchanged at its August meeting. Equity and bond prices both recovered during this period.

Global equity valuations remain close to their long-term averages, though valuation differences between attractively priced and expensive stocks remain unusually compressed. Long-term interest rates remain low and credit spreads remain unusually tight.

The Strategies' equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Strategies' fixed-income holdings are positioned in accordance with the diminished opportunity afforded by an environment of low volatility and historically tight spreads across sectors.

As always, the Strategies' Blend Investment Policy Team (the "team") remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with the team's strategic asset allocation targets through a disciplined rebalancing process. In an effort to maximize the Strategies' after-tax returns, the team does not invest in real estate investment trusts, as they have historically generated significant taxable income. In addition, the team invests in tax-advantaged municipal bonds rather than taxable bonds. These techniques can reduce pre-tax returns, although they are in line with the team's strategy to deliver higher after-tax returns for taxable assets.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategy for a portion of its expenses to the extent necessary to limit Tax-Managed Wealth Preservation Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Strategy's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Strategy's expenses would have been higher and each Class' performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies' shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 5


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006
                                                             Returns
                                                     -------------------------
                                                      6 Months      12 Months
                                                     ----------    -----------
  AllianceBernstein Tax-Managed Wealth
    Appreciation Strategy
    Class A                                               0.86%          11.87%
    Class B                                               0.59%          11.11%
    Class C                                               0.51%          11.02%
    Advisor Class*                                        1.00%          12.23%
  70% S&P 500 Stock Index/30% MSCI EAFE Index             4.34%          13.49%
  S&P 500 Stock Index                                     2.79%           8.87%
  MSCI EAFE Index                                         7.94%          24.28%

  * Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/06

MSCI EAFE Index: $18,628
70% S&P 500 Stock Index/30% MSCI EAFE Index: $15,015
S&P 500 Stock Index: $13,467
AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A: $13,583

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein
                   Tax-Managed     70% Stock Index/
                Wealth Appreciation   30% MSCI         S&P 500       MSCI EAFE
                 Strategy Class A    EAFE Index      Stock Index       Index
-------------------------------------------------------------------------------
9/2/03*             $ 9,575           $10,000         $10,000         $10,000
8/31/04              10,317            11,334          10,993          12,129
8/31/05              12,138            13,131          12,373          14,989
8/31/06              13,583            15,015          13,467          18,628

* Since inception of the Strategy's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/06) as compared to the performance of the Strategy's balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006
                                                             Returns
                                                     -------------------------
                                                      6 Months      12 Months
                                                     ----------    -----------
  AllianceBernstein Tax-Managed Balanced
    Wealth Strategy
    Class A                                             1.20%         6.72%
    Class B                                             0.87%         5.97%
    Class C                                             0.95%         6.05%
    Advisor Class*                                      1.43%         7.11%
  50% S&P 500 Stock Index/50% LB 5-Year
    General Obligation Municipal Index                  2.26%         5.60%
  S&P 500 Stock Index                                   2.79%         8.87%
  LB 5-Year General Obligation Municipal Index          1.73%         2.32%

  * Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
8/31/96 TO 8/31/06

S&P 500 Stock Index: $23,470
50% S&P 500 Stock Index/50% LB 5-Year General Obligation Municipal Index:
$19,786
AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A: $17,016 LB 5-Year General Obligation Municipal Index: $16,102

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

           AllianceBernstein     50% S&P
              Tax-Managed    500 Stock Index/
            Balanced Wealth   50% LB 5-Year                      LB 5-Year
              Strategy      General Obligation    S&P 500    General Obligation
               Class A        Municipal Index   Stock Index   Municipal Index
-------------------------------------------------------------------------------
8/31/96       $ 9,575            $10,000         $10,000         $10,000
8/31/97        11,617             12,366          14,062          10,669
8/31/98        12,249             13,289          15,204          11,396
8/31/99        15,596             16,081          21,256          11,649
8/31/00        17,453             17,822          24,723          12,270
8/31/01        14,437             16,450          18,696          13,373
8/31/02        12,744             15,510          15,332          14,250
8/31/03        13,673             16,722          17,182          14,759
8/31/04        14,543             18,063          19,149          15,435
8/31/05        15,946             19,373          21,552          15,738
8/31/06        17,016             19,786          23,470          16,102

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/96 to 8/31/06) as compared to the performance of the Strategy's balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 7


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006
                                                             Returns
                                                     -------------------------
                                                      6 Months      12 Months
                                                     ----------    -----------
  AllianceBernstein Tax-Managed Wealth
    Preservation Strategy
    Class A                                             1.18%         4.79%
    Class B                                             0.87%         4.01%
    Class C                                             0.78%         4.00%
    Advisor Class*                                      1.33%         4.99%
  30% S&P 500 Stock Index/70% LB 5-Year
    General Obligation Municipal Index                  2.05%         4.29%
  S&P 500 Stock Index                                   2.79%         8.87%
  LB 5-Year General Obligation Municipal Index          1.73%         2.32%

  * Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
8/31/96 TO 8/31/06

S&P 500 Stock Index: $23,470
30% S&P 500 Stock Index/70% LB 5-Year General Obligation Municipal Index:
$18,312
AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A: $16,719 LB 5-Year General Obligation Municipal Index: $16.102

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein   30% S&P 500
           Tax-Managed Wealth   Stock Index/
              Preservation     70% LB 5-Year                     LB 5-Year
                Strategy     General Obligation   S&P 500    General Obligation
                 Class A       Municipal Index   Stock Index   Municipal Index
-------------------------------------------------------------------------------
8/31/96         $ 9,575            $10,000         $10,000          $10,000
8/31/97          11,056             11,687          14,062           10,669
8/31/98          11,944             12,529          15,204           11,396
8/31/99          13,250             14,220          21,256           11,649
8/31/00          14,213             15,446          24,723           12,270
8/31/01          13,835             15,289          18,696           13,373
8/31/02          13,775             15,166          15,332           14,250
8/31/03          14,487             16,093          17,182           14,759
8/31/04          15,058             17,162          19,149           15,435
8/31/05          15,954             18,044          21,552           15,738
8/31/06          16,719             18,312          23,470           16,102

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A shares (from 8/31/96 to 8/31/06) as compared to the performance of the Strategy's balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                                11.87%           7.13%
Since Inception*                                      12.36%          10.76%

Class B Shares
1 Year                                                11.11%           7.11%
Since Inception*                                      11.61%          11.07%

Class C Shares
1 Year                                                11.02%          10.02%
Since Inception*                                      11.61%          11.61%

Advisor Class Shares+
1 Year                                                12.23%          12.23%
Since Inception*                                      12.72%          12.72%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+ This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 9


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                 5.93%
Since Inception*                                                      11.00%

Class B Shares
1 Year                                                                 5.83%
Since Inception*                                                      11.53%

Class C Shares
1 Year                                                                 8.91%
Since Inception*                                                      11.82%

Advisor Class Shares+
1 Year                                                                11.01%
Since Inception*                                                      12.94%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+ Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                       Returns
Class A Shares
1 Year                                                                 5.75%
Since Inception*                                                      10.93%

Class B Shares
1 Year                                                                 5.65%
Since Inception*                                                      11.48%

Class C Shares
1 Year                                                                 8.73%
Since Inception*                                                      11.76%

Advisor Class Shares+
1 Year                                                                10.80%
Since Inception*                                                      12.85%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------

Class A Shares
1 Year                                                                 4.08%
Since Inception*                                                       9.49%

Class B Shares
1 Year                                                                 4.01%
Since Inception*                                                       9.95%

Class C Shares
1 Year                                                                 6.01%
Since Inception*                                                      10.20%

Advisor Class Shares+
1 Year                                                                 7.43%
Since Inception*                                                      11.18%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+ Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 11


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                                 6.72%          2.18%
5 Years                                                3.34%          2.44%
10 Years                                               5.92%          5.46%

Class B Shares
1 Year                                                 5.97%          1.97%
5 Years                                                2.58%          2.58%
10 Years(a)                                            5.30%          5.30%

Class C Shares
1 Year                                                 6.05%          5.05%
5 Years                                                2.61%          2.61%
10 Years                                               5.17%          5.17%

Advisor Class Shares+
1 Year                                                 7.11%          7.11%
Since Inception*                                       7.59%          7.59%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                2.29%
5 Years                                                               4.23%
10 Years                                                              5.13%

Class B Shares
1 Year                                                                2.03%
5 Years                                                               4.34%
10 Years(a)                                                           4.96%

Class C Shares
1 Year                                                                5.11%
5 Years                                                               4.37%
10 Years                                                              4.83%

Advisor Class Shares+
1 Year                                                                7.10%
Since Inception*                                                      7.75%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 13


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                       Returns
Class A Shares
1 Year                                                                  1.84%
5 Years                                                                 4.01%
10 Years                                                                3.20%

Class B Shares
1 Year                                                                  1.78%
5 Years                                                                 4.26%
10 Years(a)                                                             3.26%

Class C Shares
1 Year                                                                  4.86%
5 Years                                                                 4.29%
10 Years                                                                3.15%

Advisor Class Shares+
1 Year                                                                  6.55%
Since Inception*                                                        7.52%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------

Class A Shares
1 Year                                                                  1.57%
5 Years                                                                 3.56%
10 Years                                                                3.45%

Class B Shares
1 Year                                                                  1.36%
5 Years                                                                 3.71%
10 Years(a)                                                             3.47%

Class C Shares
1 Year                                                                  3.36%
5 Years                                                                 3.73%
10 Years                                                                3.36%

Advisor Class Shares+
1 Year                                                                  4.73%
Since Inception*                                                        6.65%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                                4.79%           0.30%
5 Years                                               3.86%           2.97%
10 Years                                              5.73%           5.27%

Class B Shares
1 Year                                                4.01%           0.01%
5 Years                                               3.15%           3.15%
10 Years(a)                                           5.14%           5.14%

Class C Shares
1 Year                                                4.00%           3.00%
5 Years                                               3.15%           3.15%
10 Years                                              4.99%           4.99%

Advisor Class Shares+
1 Year                                                4.99%           4.99%
Since Inception*                                      5.15%           5.15%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 15


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                0.31%
5 Years                                                               3.66%
10 Years                                                              5.06%

Class B Shares
1 Year                                                                0.11%
5 Years                                                               3.86%
10 Years(a)                                                           4.92%

Class C Shares
1 Year                                                                3.10%
5 Years                                                               3.86%
10 Years                                                              4.78%

Advisor Class Shares+
1 Year                                                                5.10%
Since Inception*                                                      5.29%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


16 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                       Returns
Class A Shares
1 Year                                                                  -0.17%
5 Years                                                                  3.18%
10 Years                                                                 3.38%

Class B Shares
1 Year                                                                  -0.19%
5 Years                                                                  3.53%
10 Years(a)                                                              3.47%

Class C Shares
1 Year                                                                   2.81%
5 Years                                                                  3.53%
10 Years                                                                 3.36%

Advisor Class Shares+
1 Year                                                                   4.50%
Since Inception*                                                         5.06%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------

Class A Shares
1 Year                                                                   0.30%
5 Years                                                                  2.89%
10 Years                                                                 3.39%

Class B Shares
1 Year                                                                   0.11%
5 Years                                                                  3.13%
10 Years(a)                                                              3.42%

Class C Shares
1 Year                                                                   2.06%
5 Years                                                                  3.13%
10 Years                                                                 3.31%

Advisor Class Shares+
1 Year                                                                   3.43%
Since Inception*                                                         4.51%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 4-5.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 17


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

                                           Beginning            Ending
                                       Account Value     Account Value     Expenses Paid
                                       March 1, 2006   August 31, 2006    During Period*
----------------------------------------------------------------------------------------
Class A
Actual                                        $1,000         $1,008.64             $6.48
Hypothetical (5% return before expenses)      $1,000         $1,018.75             $6.51

Class B
Actual                                        $1,000         $1,005.85            $10.06
Hypothetical (5% return before expenses)      $1,000         $1,015.17            $10.11

Class C
Actual                                        $1,000         $1,005.11            $10.01
Hypothetical (5% return before expenses)      $1,000         $1,015.22            $10.06

Advisor Class
Actual                                        $1,000         $1,010.04             $5.02
Hypothetical (5% return before expenses)      $1,000         $1,020.21             $5.04


18 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


FUND EXPENSES


Tax-Managed Balanced Wealth Strategy

                                                             Beginning            Ending
                                       Account Value     Account Value     Expenses Paid
                                       March 1, 2006   August 31, 2006    During Period*
----------------------------------------------------------------------------------------
Class A
Actual                                        $1,000         $1,011.98             $5.93
Hypothetical (5% return before expenses)      $1,000         $1,019.31             $5.96

Class B
Actual                                        $1,000         $1,008.66             $9.62
Hypothetical (5% return before expenses)      $1,000         $1,015.63             $9.65

Class C
Actual                                        $1,000         $1,009.48             $9.52
Hypothetical (5% return before expenses)      $1,000         $1,015.73             $9.55

Advisor Class
Actual                                        $1,000         $1,014.29             $4.42
Hypothetical (5% return before expenses)      $1,000         $1,020.82             $4.43

Tax-Managed Wealth Preservation Strategy

                                                             Beginning            Ending
                                       Account Value     Account Value     Expenses Paid
                                       March 1, 2006   August 31, 2006    During Period*
----------------------------------------------------------------------------------------
Class A
Actual                                        $1,000         $1,011.84             $6.09
Hypothetical (5% return before expenses)      $1,000         $1,019.16             $6.11

Class B
Actual                                        $1,000         $1,008.70             $9.62
Hypothetical (5% return before expenses)      $1,000         $1,015.63             $9.65

Class C
Actual                                        $1,000         $1,007.84             $9.62
Hypothetical (5% return before expenses)      $1,000         $1,015.63             $9.65

Advisor Class
Actual                                        $1,000         $1,013.34             $4.57
Hypothetical (5% return before expenses)      $1,000         $1,020.67             $4.58

* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

                                       Annualized Expense Ratio
                             -------------------------------------------------
                              Tax-Managed       Tax-Managed       Tax-Managed
                                   Wealth          Balanced            Wealth
                             Appreciation            Wealth      Preservation
                                 Strategy          Strategy          Strategy
------------------------------------------------------------------------------
Class A                             1.28%             1.17%             1.20%
Class B                             1.99%             1.90%             1.90%
Class C                             1.98%             1.88%             1.90%
Advisor Class                       0.99%             0.87%             0.90%


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 19


TAX-MANAGED WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2006

SECURITY TYPE BREAKDOWN*
O  95.8%  Common Stocks
                                             [PIE CHART OMITTED]
O   4.2%  Short-Term


SECTOR BREAKDOWN*
O  30.3%  Finance
O  12.7%  Technology
O   9.4%  Medical
O   9.4%  Energy
O   7.4%  Capital Equipment
O   7.4%  Consumer Staples
O   7.0%  Consumer Cyclical                  [PIE CHART OMITTED]
O   4.6%  Industrial Commodities
O   3.7%  Telecommunications
O   1.9%  Utilities
O   1.2%  Construction & Housing
O   0.8%  Transportation

O   4.2%  Short-Term


* All data are as of August 31, 2006. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


20 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


SECURITY TYPE BREAKDOWN*
O  52.0%  Municipal Bonds
O  47.4%  Common Stocks                     [PIE CHART OMITTED]

O   0.6%  Short-Term


SECTOR BREAKDOWN*
O  52.0%  Municipal Bonds
O  14.8%  Finance
O   6.1%  Technology
O   4.7%  Medical
O   4.6%  Energy
O   3.6%  Consumer Staples
O   3.6%  Capital Equipment                 [PIE CHART OMITTED]
O   3.6%  Consumer Cyclical
O   2.3%  Industrial Commodities
O   2.0%  Telecommunications
O   1.0%  Utilities
O   0.6%  Construction & Housing
O   0.5%  Transportation

O   0.6%  Short-Term


BOND QUALITY RATING BREAKDOWN+
O  64.3%  AAA
O  23.1%  AA
O   2.5%  A
O   4.3%  BBB                               [PIE CHART OMITTED]
O   4.9%  BB
O   0.1%  B
O   0.8%  CCC


* All data are as of August 31, 2006. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+ The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 21


TAX-MANAGED WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2006

SECURITY TYPE BREAKDOWN*
O  69.3%  Municipal Bonds
O  29.5%  Common Stocks                    [PIE CHART OMITTED]

O   1.2%  Short-Term


SECTOR BREAKDOWN*
O  69.3%  Municipal Bonds
O   9.3%  Finance
O   4.0%  Technology
O   3.0%  Energy
O   2.9%  Medical
O   2.2%  Capital Equipment                  [PIE CHART OMITTED]
O   2.2%  Consumer Staples
O   2.1%  Consumer Cyclical
O   1.4%  Industrial Commodities
O   1.2%  Telecommunications
O   0.5%  Utilities
O   0.4%  Construction & Housing
O   0.3%  Transportation

O   1.2%  Short-Term


BOND QUALITY RATING BREAKDOWN+
O  71.9%  AAA
O  18.0%  AA                               [PIE CHART OMITTED]
O   7.5%  A
O   2.6%  BBB


* All data are as of August 31, 2006. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+ The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


22 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.1%

Finance-30.1%
Banking-15.5%
Banco Bilbao Vizcaya Argentaria, SA                     43,688        $999,361
Bank Hapoalim, Ltd.                                     36,000         158,308
Bank of America Corp.                                   68,520       3,526,724
Barclays PLC                                            66,000         826,905
BNP Paribas, SA                                         24,845       2,641,714
Citigroup, Inc.                                         84,100       4,150,335
Comerica, Inc.                                          10,600         606,850
Credit Agricole, SA                                     15,020         610,335
Credit Suisse Group                                     32,444       1,808,280
Fannie Mae                                              23,000       1,210,950
Fifth Third Bancorp                                     10,900         428,806
Fortis                                                  16,400         638,624
Freddie Mac                                             12,800         814,080
HBOS PLC                                                43,790         836,261
Huntington Bancshares, Inc.                             19,000         454,480
JPMorgan Chase & Co.                                   109,250       4,988,355
KeyCorp.                                                 4,000         147,160
Kookmin Bank                                             4,800         387,075
Mellon Financial Corp.                                  14,600         543,558
Mitsubishi UFJ Financial Group, Inc.                        88       1,193,795
National City Corp.                                     22,400         774,592
Northern Trust Corp.                                    36,550       2,046,434
PNC Financial Services Group, Inc.                       1,600         113,264
Regions Financial Corp.                                 16,400         590,236
Royal Bank of Scotland Group PLC                        30,600       1,037,949
Societe Generale                                         5,700         920,676
Standard Bank Group, Ltd.                               37,400         403,410
Standard Chartered PLC                                  15,408         385,914
Sumitomo Mitsui Financial Group, Inc.                      203       2,276,684
SunTrust Banks, Inc.                                     9,300         710,520
The Bank of New York, Inc.                              22,000         742,500
U.S. Bancorp                                            20,600         660,642
UBS AG                                                  56,664       3,210,590
UniCredito Italiano SpA                                112,398         895,684
Wachovia Corp.                                          19,100       1,043,433
Wells Fargo & Co.                                       27,800         966,050
                                                                   -----------
                                                                    43,750,534
Financial Services-5.5%
Ameriprise Financial, Inc.                              13,800         631,074
Chicago Mercantile Exchange Holdings, Inc.                 450         198,000
Countrywide Financial Corp.                              3,600         121,680
Federated Investors, Inc. Class B                        5,400         180,792
Franklin Resources, Inc.                                33,800       3,326,258
Janus Capital Group, Inc.                               23,800         423,164
Lehman Brothers Holdings, Inc.                           5,200         331,812
Man Group PLC                                           82,538         663,764


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 23


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
MBIA, Inc.                                               4,800        $295,824
Merrill Lynch & Co., Inc.                               41,500       3,051,495
Morgan Stanley                                          10,600         697,374
Nasdaq Stock Market, Inc.(a)                            15,100         430,501
Nomura Holdings, Inc.                                   67,500       1,295,084
NYSE Group, Inc.(a)                                      6,900         409,170
ORIX Corp.                                               5,760       1,520,729
Prudential Financial, Inc.                                 600          44,046
The Goldman Sachs Group, Inc.                           13,050       1,939,883
Waddell & Reed Financial, Inc. Class A                   6,900         160,218
                                                                   -----------
                                                                    15,720,868
Insurance-8.5%
American International Group, Inc.                      67,400       4,301,468
Aon Corp.                                               19,200         663,744
Assurances Generales de France                           3,200         401,855
Aviva PLC                                               58,959         828,563
Fondiaria-Sai SpA                                       10,500         411,599
Friends Provident PLC                                   45,160         159,971
Genworth Financial, Inc. Class A                        18,400         633,512
ING Groep NV                                            67,087       2,906,583
MetLife, Inc.                                           14,800         814,444
Muenchener Rueckversicherungs Gesellschaft
  AG                                                     5,600         844,312
Old Republic International Corp.                        13,500         282,150
QBE Insurance Group, Ltd.                               37,792         687,301
Swiss Re                                                 5,419         413,319
The Allstate Corp.                                       7,600         440,344
The Chubb Corp.                                         15,700         787,512
The Hartford Financial Services Group, Inc.             10,300         884,358
The Progressive Corp                                    13,600         334,424
The St. Paul Travelers Cos., Inc.                       21,093         925,983
Torchmark Corp.                                          7,700         479,017
UnitedHealth Group, Inc.                                34,150       1,774,092
WellPoint, Inc.(a)                                      63,800       4,938,758
                                                                   -----------
                                                                    23,913,309
Wholesale & International Trade-0.6%
Li & Fung, Ltd.                                         98,000         233,493
Mitsui & Co., Ltd.                                     101,000       1,457,322
                                                                   -----------
                                                                     1,690,815
                                                                   -----------
                                                                    85,075,526
Technology-12.6%
Data Processing-6.6%
Agere Systems, Inc.(a)                                  14,400         219,456
Apple Computer, Inc.(a)                                 76,550       5,193,918
Arrow Electronics, Inc.(a)                               3,100          86,490
Canon, Inc.                                             22,400       1,112,793
Capgemini, SA                                           23,419       1,284,379
Ceridian Corp.(a)                                       14,300         341,341
Electronic Data Systems Corp.                           17,400         414,642
EMC Corp.(a)                                            29,000         337,850


24 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Google, Inc. Class A(a)                                 11,930      $4,515,863
Hewlett-Packard Co.                                     22,200         811,632
International Business Machines Corp.                    8,600         696,342
Marvell Technology Group, Ltd.(a)                       44,500         779,195
Microsoft Corp.                                         16,200         416,178
Network Appliance, Inc.(a)                              36,300       1,242,912
Sanmina-SCI Corp.(a)                                    37,000         125,430
SAP AG                                                   4,387         838,064
Solectron Corp.(a)                                      62,400         195,936
Tech Data Corp.(a)                                       4,000         139,560
                                                                   -----------
                                                                    18,751,981
Electrical & Electronics-3.8%
ADC Telecommunications, Inc.(a)                          4,928          67,267
Broadcom Corp. Class A(a)                               30,900         909,696
Cisco Systems, Inc.(a)                                  65,400       1,438,146
Corning, Inc.(a)                                       111,600       2,481,984
Foxconn Technology Co., Ltd.                            37,950         286,217
High Tech Computer Corp.                                30,000         754,375
Hoya Corp.                                              13,600         492,320
Ingram Micro, Inc. Class A(a)                           11,800         212,400
QUALCOMM, Inc.                                          83,450       3,143,562
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                 62,068         577,853
Tellabs, Inc.(a)                                        24,000         244,560
                                                                   -----------
                                                                    10,608,380
Electronic Components & Instruments-2.2%
Advanced Micro Devices, Inc.(a)                        101,000       2,523,990
Applied Materials, Inc.                                  7,000         118,160
AU Optronics Corp.                                     268,960         393,816
Compal Electronics, Inc. (GDR)(b)                       73,224         325,847
Flextronics International, Ltd.(a)                      23,200         273,760
NVIDIA Corp.(a)                                         14,700         427,917
Samsung Electronics Co., Ltd.                              600         404,397
Sharp Corp.                                             36,000         641,685
Texas Instruments, Inc.                                 25,100         818,009
United Microelectronics Corp.                          693,016         380,035
                                                                   -----------
                                                                     6,307,616
                                                                   -----------
                                                                    35,667,977
Medical-9.4%
Health & Personal Care-9.4%
Alcon, Inc.                                             28,550       3,362,905
AmerisourceBergen Corp.                                  7,500         331,200
Amgen, Inc.(a)                                           5,300         360,029
AstraZeneca PLC                                         16,048       1,041,413
Caremark Rx, Inc.                                       49,050       2,841,957
Eli Lilly & Co.                                          7,600         425,068
Genentech, Inc.(a)                                      48,150       3,973,338
Gilead Sciences, Inc.(a)                                38,550       2,444,070
GlaxoSmithKline PLC                                      6,400         181,570
International Flavors & Fragrances, Inc.                 9,000         357,930


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 25


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
McKesson Corp.                                           6,400        $325,120
Medco Health Solutions, Inc.(a)                         22,600       1,432,162
Merck & Co., Inc.                                       32,800       1,330,040
Nobel Biocare Holding AG                                 1,404         341,998
Novartis AG                                             15,394         878,196
Pfizer, Inc.                                           113,300       3,122,548
Roche Holding AG                                         8,634       1,590,828
Sanofi-Aventis                                           8,038         721,905
Teva Pharmaceutical Industries, Ltd. (ADR)              32,200       1,119,272
Wyeth                                                    5,000         243,500
                                                                   -----------
                                                                    26,425,049
Energy-9.3%
Energy Equipment & Services-3.2%
Baker Hughes, Inc.                                       9,900         704,682
ENSCO International, Inc.                                4,500         201,105
Halliburton Co.                                        118,700       3,871,994
Nabors Industries, Ltd.(a)                              82,700       2,719,176
Rowan Cos., Inc.                                         5,300         181,260
Schlumberger, Ltd.                                      21,100       1,293,430
                                                                   -----------
                                                                     8,971,647
Energy Sources-6.1%
BG Group PLC                                            32,023         418,719
BP PLC                                                  26,400         299,571
Canadian Natural Resources, Ltd.                         1,200          63,002
Chevron Corp.                                           39,500       2,543,800
China Petroleum & Chemical Corp.                       393,000         232,152
China Shenhua Energy Co., Ltd. Class H                 185,500         327,843
ConocoPhillips                                          24,600       1,560,378
ENI SpA                                                 38,246       1,169,416
Exxon Mobil Corp.                                       78,700       5,325,629
LUKOIL (ADR)                                             6,123         512,495
MOL Magyar Olaj-es Gazipari Rt.                          4,000         406,039
Norsk Hydro ASA                                         29,528         760,576
Occidental Petroleum Corp.                               8,600         438,514
PetroChina Co., Ltd.                                   130,000         145,920
Petroleo Brasileiro, SA (ADR)                           15,200       1,274,240
Repsol YPF, SA                                          28,800         828,612
Total, SA                                               15,000       1,012,919
                                                                   -----------
                                                                    17,319,825
                                                                   -----------
                                                                    26,291,472
Capital Equipment-7.4%
Aerospace & Defense-2.5%
BAE Systems PLC                                         55,500         391,462
European Aeronautic Defence & Space Co.                 24,730         746,288
Lockheed Martin Corp.                                    3,000         247,800
Northrop Grumman Corp.                                  10,100         674,781
Rockwell Collins, Inc.                                  18,300         959,469
The Boeing Co.                                          54,300       4,067,070
                                                                   -----------
                                                                     7,086,870


26 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-2.0%
Autoliv, Inc.                                            9,700        $548,244
BorgWarner, Inc.                                         7,000         396,970
Continental AG                                           8,900         952,674
Honda Motor Co., Ltd.                                   11,100         375,623
Hyundai Mobis                                            1,880         172,180
Johnson Controls, Inc.                                   2,600         187,018
Renault, SA                                             10,900       1,270,114
Toyota Motor Corp.                                      29,900       1,615,854
                                                                   -----------
                                                                     5,518,677
Industrial Components-0.2%
Eaton Corp.                                              9,100         605,150

Machinery & Engineering-0.8%
ABB, Ltd.                                               69,114         919,674
Atlas Copco AB Class A                                  17,716         457,022
MAN AG                                                   5,400         413,249
Sumitomo Heavy Industries, Ltd.                         58,000         498,851
                                                                   -----------
                                                                     2,288,796
Multi-Industry-1.9%
Crane Co.                                                2,900         115,942
Emerson Electric Co.                                     6,900         566,835
General Electric Co.                                    94,500       3,218,670
Hubbell, Inc. Class B                                    2,700         125,550
SPX Corp.                                                6,700         353,760
Textron, Inc.                                            6,400         536,704
United Technologies Corp.                                7,700         482,867
                                                                   -----------
                                                                     5,400,328
                                                                   -----------
                                                                    20,899,821
Consumer Staples-7.3%
Beverages & Tobacco-2.3%
Altria Group, Inc.                                      22,000       1,837,660
British American Tobacco PLC                            56,495       1,552,359
Companhia de Bebidas das Americas (ADR)                  6,100         273,646
Japan Tobacco, Inc.                                        223         847,015
PepsiCo, Inc.                                            5,900         385,152
SABMiller PLC                                           26,907         530,067
The Coca-Cola Co.                                       16,500         739,365
UST, Inc.                                                4,200         222,012
                                                                   -----------
                                                                     6,387,276
Food & Household Products-5.0%
Carrefour, SA                                            7,943         490,366
Colgate-Palmolive Co.                                    8,400         502,824
ConAgra Foods, Inc.                                     12,300         292,740
Essilor International, SA                                3,929         406,813
General Mills, Inc.                                     10,600         574,838
Groupe Danone                                            1,352         186,045
J Sainsbury PLC                                         97,400         660,921
Kellogg Co.                                             10,100         512,070


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 27


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
L'Oreal, SA                                              1,964        $205,652
Nestle, SA                                               2,416         830,067
Safeway, Inc.                                           15,900         491,787
The Clorox Co.                                           9,500         568,195
The Kroger Co.                                          15,300         364,293
The Procter & Gamble Co.                               104,050       6,440,695
Walgreen Co.                                            34,600       1,711,316
                                                                   -----------
                                                                    14,238,622
                                                                   -----------
                                                                    20,625,898
Consumer Cyclical-6.9%
Appliances & Household Durables-0.2%
Newell Rubbermaid, Inc.                                  5,800         156,542
Sony Corp.                                              10,000         433,770
                                                                   -----------
                                                                       590,312
Broadcasting & Publishing-3.0%
CBS Corp. Class B                                       25,350         723,742
Comcast Corp. Class A(a)                                15,700         549,500
Comcast Corp. Class A Special(a)                        10,600         370,046
Gannett Co., Inc.                                        5,800         329,730
Grupo Televisa, SA (ADR)                                13,100         249,424
Liberty Media Holding Corp. - Capital Series A(a)          680          58,704
Liberty Media Holding Corp. - Interactive
  Series A(a)                                            3,400          64,804
Societe Television Francaise 1                          21,539         688,416
The Walt Disney Co.                                     30,500         904,325
Time Warner, Inc.                                       70,500       1,171,710
Viacom, Inc. Class B(a)                                  6,550         237,765
Yahoo!, Inc.(a)                                        107,050       3,085,181
                                                                   -----------
                                                                     8,433,347
Leisure & Tourism-1.4%
Las Vegas Sands Corp.(a)                                 9,550         666,685
McDonald's Corp.                                        68,350       2,453,765
Starbucks Corp.(a)                                      11,350         351,964
Starwood Hotels & Resorts Worldwide, Inc.                8,900         474,014
Whitbread PLC                                            5,610         130,792
                                                                   -----------
                                                                     4,077,220
Merchandising-2.1%
Esprit Holdings, Ltd.                                   26,500         220,030
Family Dollar Stores, Inc.                               8,200         209,674
Largan Precision Co., Ltd.                               6,300         130,234
Limited Brands, Inc.                                    18,200         468,286
Lowe's Cos., Inc.                                       25,500         690,030
Marks & Spencer Group PLC                               61,183         690,035
Office Depot, Inc.(a)                                   11,600         427,344
Saks, Inc.                                              15,400         222,222
Target Corp.                                            42,800       2,071,092
Whole Foods Market, Inc.                                14,150         758,723
                                                                   -----------
                                                                     5,887,670


28 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Recreation & Other Consumer-0.1%
Mattel, Inc.                                            11,300        $212,892

Textiles & Apparel-0.1%
Jones Apparel Group, Inc.                                6,000         187,800
V. F. Corp.                                              1,400          97,846
                                                                   -----------
                                                                       285,646
                                                                   -----------
                                                                    19,487,087
Industrial Commodities-4.5%
Chemical-1.6%
Bayer AG                                                10,126         502,540
Hercules, Inc.(a)                                        3,000          46,800
Mitsui Chemicals, Inc.                                  60,000         420,130
Monsanto Co.                                            45,700       2,168,008
PPG Industries, Inc.                                     6,100         386,496
The Dow Chemical Co.                                    19,300         735,909
The Lubrizol Corp.                                       6,600         287,034
                                                                   -----------
                                                                     4,546,917
Forest & Paper-0.3%
Kimberly-Clark Corp.                                    10,900         692,150
Smurfit-Stone Container Corp.(a)                        18,400         209,576
                                                                   -----------
                                                                       901,726
Metal - Nonferrous-1.0%
BHP Billiton PLC                                        35,420         675,711
Rio Tinto PLC                                           16,012         807,800
Xstrata PLC                                             28,857       1,298,685
                                                                   -----------
                                                                     2,782,196
Metal - Steel-0.8%
JFE Holdings, Inc.                                      24,600         997,990
Mittal Steel Co. NV(a)                                   6,887         229,846
POSCO                                                    2,500         626,021
United States Steel Corp.                                5,400         314,118
                                                                   -----------
                                                                     2,167,975
Miscellaneous Materials-0.8%
Avery Dennison Corp.                                     7,600         470,744
Bemis Co., Inc.                                         12,200         394,060
Companhia Vale do Rio Doce (ADR)                        13,100         280,864
Crown Holdings, Inc.(a)                                 10,000         183,900
Nitto Denko Corp.                                        8,100         579,829
Owens-Illinois, Inc.(a)                                 10,100         153,116
Sonoco Products Co.                                      9,500         318,060
                                                                   -----------
                                                                     2,380,573
                                                                   -----------
                                                                    12,779,387
Telecommunications-3.7%
Telecommunications-3.7%
America Movil S.A. de C.V. (ADR)                        54,450       2,031,529
American Tower Corp. Class A(a)                          4,000         143,440
AT&T, Inc.                                              73,800       2,297,394


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 29


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
BellSouth Corp.                                         26,200      $1,066,864
China Netcom Group Corp., Ltd.                         229,000         402,415
Crown Castle International Corp.(a)                     13,100         450,116
Embarq Corp.(a)                                          4,500         212,175
Nippon Telegraph & Telephone Corp.                          85         428,192
Sprint Corp.                                            31,600         534,672
Verizon Communications, Inc.                            57,400       2,019,332
Vodafone Group PLC                                     388,600         842,176
                                                                   -----------
                                                                    10,428,305
Utilities-1.9%
Electric & Gas-1.9%
Allegheny Energy, Inc.(a)                                7,800         325,572
American Electric Power Co., Inc.                       17,100         623,808
Constellation Energy Group, Inc.                         3,500         210,315
Dominion Resources, Inc.                                 9,700         774,933
E.ON AG                                                  6,800         864,675
Endesa, SA                                               7,500         261,844
Entergy Corp.                                            7,300         566,845
Northeast Utilities                                      6,600         150,546
Pinnacle West Capital Corp.                              9,400         431,836
RWE AG                                                   6,590         603,724
Wisconsin Energy Corp.                                  10,800         464,400
                                                                   -----------
                                                                     5,278,498
Construction & Housing-1.2%
Building Materials-0.4%
Buzzi Unicem SpA                                        11,700         262,707
CRH PLC                                                 24,012         830,561
Masco Corp.                                              5,700         156,237
                                                                   -----------
                                                                     1,249,505
Construction & Housing-0.6%
George Wimpey PLC                                        9,100          86,840
Leopalace21 Corp.                                       11,100         391,743
Taylor Woodrow PLC                                      21,200         138,460
Vinci, SA                                                8,493         919,409
                                                                   -----------
                                                                     1,536,452
Real Estate-0.2%
Sino Land Co., Ltd.                                    288,609         486,417
                                                                   -----------
                                                                     3,272,374
Transportation-0.8%
Transportation - Airlines-0.2%
Deutsche Lufthansa AG                                   24,600         487,479

Transportation - Road & Rail-0.4%
CSX Corp.                                               10,600         320,332
Norfolk Southern Corp.                                  17,700         756,321
                                                                   -----------
                                                                     1,076,653
Transportation - Shipping-0.2%
Mitsui OSK Lines, Ltd.                                  91,000         690,890
                                                                   -----------
                                                                     2,255,022


30 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Total Common Stocks
  (cost $241,197,452)                                             $268,486,416

SHORT-TERM INVESTMENT-4.2%
Time Deposit-4.2%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $11,837,000)                                  $ 11,837      11,837,000

Total Investments-99.3%
  (cost $253,034,452)                                              280,323,416
Other assets less liabilities-0.7%                                   2,027,550
                                                                   -----------
Net Assets-100%                                                   $282,350,966

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                       Value at
               Number of    Expiration     Original    August 31,   Unrealized
     Type      Contracts      Month          Value        2006     Appreciation
-------------------------------------------------------------------------------
EURO STOXX 50      24     September 2006  $1,074,036   $1,171,483    $97,447


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $325,847 or 0.1% of net assets.

     Glossary of Terms:
     ADR-American Depositary Receipt
     GDR-Global Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 31


BALANCED WEALTH STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2006

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-51.5%
Alabama-3.4%
Alabama Public School & College Authority
  (Campus Improvement & Economic
  Development), Series 03 FGIC
  5.00%, 12/01/21                                   $    1,700      $1,790,508
Jefferson County Sewer Revenue (Capital
  Improvement Warrants)
  Series 02 FGIC
  5.125%, 2/01/42                                        1,650       1,776,324
  Series 02D
  5.00%, 2/01/38                                         2,710       2,899,646
  5.25%, 2/01/24                                         3,200       3,466,016
  Series 02 Prerefunded
  5.00%, 2/01/41                                         1,100       1,173,964
                                                                   -----------
                                                                    11,106,458
Arizona-0.2%
Gilbert Water Resource Municipal Property Corp.
  (Wastewater System & Utility)
  Series 04
  4.90%, 4/01/19                                           710         714,189
Pima Cnty IDA Education Revenue (Horizon
  Community Learning Center)
  Series 05
  4.45%, 6/01/14                                            90          87,754
                                                                   -----------
                                                                       801,943
Arkansas-1.0%
Hot Springs Sales & Use Tax
  Series 01
  4.125%, 7/01/08                                        1,275       1,287,750
Springdale Sales & Use Tax Revenue
  Series 04 MBIA
  4.00%, 7/01/16                                         2,085       2,075,096
                                                                   -----------
                                                                     3,362,846
California-2.4%
California Economic Recovery
  Series 04A
  5.00%, 7/01/09                                           700         726,971
  5.25%, 1/01/10-7/01/12                                 3,765       3,992,756
California GO
  Series 03
  4.00%, 2/01/08                                           450         452,858
  Series 05
  5.00%, 6/01/10-6/01/11                                 1,650       1,740,255
  Series 06
  5.00%, 3/01/14                                            25          26,905


32 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
California Statewide CDA (Kaiser Permanente)
  Ser 04E
  3.875%, 4/01/32                                   $      280        $279,485
  Series 04F
  2.30%, 4/01/33                                           500         495,580
Upland Community Redevelopment Agency Tax
  Allocation (Magnolia Redevelopment Project)
  Series 04
  3.90%, 11/01/09                                          235         234,645
                                                                   -----------
                                                                     7,949,455
Colorado-1.3%
Mesa County Valley School District No. 051
  Grand Junction
  Series 04A MBIA
  5.00%, 12/01/23                                        1,000       1,060,160
PV Water & Sanitation Metropolitan District
  (Capital Appreciation)
  Series 06
  Zero coupon, 12/15/17                                    983         507,031
Regional Transportation District COP
  Series 02A AMBAC
  2.30%, 12/01/22                                        2,400       2,370,120
Todd Creek Farms Metropolitan District No. 1
  Water Revenue
  Series 04
  5.60%, 12/01/14                                          260         269,220
                                                                   -----------
                                                                     4,206,531
Connecticut-0.5%
Connecticut State Development Authority PCR
  Series 96 AMBAC AMT
  3.35%, 5/01/31                                         1,730       1,715,624

Florida-4.7%
Arborwood CDD Capital Improvement Revenue
  Series 06
  5.25%, 5/01/16                                           275         278,960
Bartram Park CDD
  Series 05
  4.875%, 5/01/15                                          100         100,594
Dade County School District
  Series 94 MBIA
  5.00%, 8/01/12                                         1,100       1,176,978
Fishhawk CDD
  Series 04B
  5.125%, 11/01/09                                         170         170,272
Hammock Bay CDD
  Series 04B
  5.375%, 5/01/11                                           70          70,715


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 33


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Heritage Isles at Viera CDD
  Series 04B
  5.00%, 11/01/09                                   $      125        $125,190
Huntington CDD
  Series 04B
  5.00%, 5/01/09                                           200         199,398
Lake Ashton II CDD
  Series 05B
  4.875%, 11/01/10                                         100         100,289
Live Oak CDD No. 001
  Series 03B
  5.30%, 5/01/08                                            45          45,185
Meadow Pointe III CDD
  Series 04B
  5.00%, 5/01/09                                           135         134,869
Meadow Woods CDD
  Series 04B
  5.25%, 5/01/11                                            90          89,952
Midtown Miami CDD
  Series 04A
  6.00%, 5/01/24                                           280         303,201
Monterra CDD
  Series 05B
  5.00%, 11/01/10                                          340         340,860
Monterra CDD Special Assesment
  Series 06B
  5.125%, 11/01/14                                         170         172,521
Orange County Tourist Development Tax
  (Senior Lein)
  Series 02 AMBAC
  5.50%, 10/01/32                                        7,000       7,639,800
Overoaks CDD
  Series 04B
  5.125%, 5/01/09                                          200         201,262
Parkway Center CDD
  Ser 04B
  5.625%, 5/01/14                                          200         204,528
Paseo CDD
  Series 05B
  4.875%, 5/01/10                                          550         545,528
Seacoast Utility Authority
  Series 01 FGIC
  5.25%, 3/01/10                                         1,210       1,275,667
Shingle Creek CDD
  Series 06
  5.75%, 5/01/15                                           415         419,856
South Bay CDD
  Series 05B-2
  5.375%, 5/01/13                                          100         101,504


34 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Tern Bay CDD
  Series 05B
  5.00%, 5/01/15                                    $      450        $454,460
The Quarry CDD Special Assesment
  Series 06
  5.25%, 5/01/16                                           285         287,819
Verano Center CDD (Community Infrastructure
  Project)
  Series 06B
  5.00%, 11/01/13                                          775         774,860
Villages of Westport CDD
  Series 05A
  5.125%, 5/01/15                                          245         246,499
                                                                   -----------
                                                                    15,460,767
Georgia-0.1%
Cobb County Development Authority SWDR
  (Georgia Waste Management Project)
  Series 04A
  3.10%, 4/01/33                                           185         183,947

Guam-0.1%
Guam Waterworks Authority COP
  Series 05
  5.18%, 7/01/15                                           293         304,950
Guam Waterworks Authority Water &
  Wastewater Systems Revenue
  Series 05
  5.00%, 7/01/13                                           225         228,584
                                                                   -----------
                                                                       533,534
Hawaii-2.4%
Hawaii GO
  Series 02CY FSA
  5.25%, 2/01/09                                         1,800       1,868,562
  Series 05DG AMBAC
  5.00%, 7/01/13                                         5,540       5,963,367
                                                                   -----------
                                                                     7,831,929
Illinois-2.1%
Chicago GO (Emergency Telephone System)
  Series 99 FGIC
  5.00%, 1/01/09                                         1,135       1,169,232
Hodgkins Illinois Tax Increment Revenue
  (Senior Lein)
  Series 05
  5.00%, 1/01/11                                         1,000       1,035,950
Illinois GO
  5.00%, 1/01/10                                         4,615       4,806,430


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 35


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Pingree Grove Village Special Service Area No. 1
  (Cambridge Lakes Project)
  Series 05-1
  5.25%, 3/01/15                                    $      100        $100,426
                                                                   -----------
                                                                     7,112,038
Indiana-0.4%
Elkhart County
  Series 04 MBIA
  5.25%, 12/01/21                                        1,215       1,305,080
Rockport PCR (Indiana Michigan Power Co.
  Project)
  Series 03C
  2.625%, 4/01/25                                          220         219,696
                                                                   -----------
                                                                     1,524,776
Kansas-0.2%
Wyandotte County/ Kansas City Unified
  Government Special Obligation (Sales Tax)
  Series 05B
  4.75%, 12/01/16                                          610         625,573

Kentucky-0.4%
Kentucky Property & Buildings Tax Lease Revenue
  Series 02
  5.375%, 2/01/08                                        1,265       1,295,233

Maryland-0.2%
Tax Exempt Municipal Infrastructure
  Ser 04A
  3.80%, 5/01/08(a)                                        615         610,406

Massachusetts-1.9%
Massachusetts GO (Central Artery)
  Series 05B
  5.00%, 8/01/12                                         3,150       3,361,806
Massachusetts GO (Consolidated Loan)
  Series 00B
  5.70%, 6/01/19                                           800         858,480
Route 3 North Transit Improvement Association
  Series 00 MBIA
  5.375%, 6/15/33                                        1,925       2,045,197
                                                                   -----------
                                                                     6,265,483
Michigan-3.2%
Michigan Municipal Bond Authority
  (Clean Water Revenue Fund)
  Series 02
  5.50%, 10/01/13                                        6,085       6,756,723
Michigan State Trunk Line Fund
  Series 05B
  5.00%, 9/01/11-9/01/12                                 3,510       3,749,904
                                                                   -----------
                                                                    10,506,627


36 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Minnesota-0.8%
Minnesota State Housing Finance Agency,
  Residential Housing,
  Series 03L-2
  2.35%, 1/01/31                                    $    2,350      $2,340,718
Saint Paul Housing & Redevelopment Authority
  Hospital Revenue (Health East Project)
  Series 05
  5.15%, 11/15/20                                          310         319,985
                                                                   -----------
                                                                     2,660,703
Missouri-1.3%
Saint Louis Airport Revenue (Airport
  Development Program)
  Series 01A MBIA
  5.625%, 7/01/19                                        4,000       4,351,560

Nevada-2.0%
Clark County Improvement District
  (Special Assesment Summerlin No. 151)
  Series 05
  4.05%, 8/01/10                                           670         659,059
Clark County PCR (Southern California Edison Co.)
  Series 00C
  3.25%, 6/01/31                                           335         326,317
Henderson Local Improvement Districts No. T-16
  Series 05
  4.75%, 3/01/13                                            35          35,165
Las Vegas Local Improvement Bonds
  (District No. 607)
  Series 04
  5.35%, 6/01/12                                           250         254,045
Las Vegas Valley Water District
  (Water Improvement)
  Series 06B
  3.60%, 6/01/36                                         1,000       1,000,000
Nevada GO
  Series 05A
  5.00%, 2/01/12(b)                                      4,100       4,356,660
                                                                   -----------
                                                                     6,631,246
New Jersey-3.6%
New Jersey Economic Development Authority
  (Cigarette Tax)
  Series 01A MBIA
  5.00%, 7/01/11                                         1,645       1,742,993
  Series 04
  5.00%, 6/15/07                                           600         605,322
  Series 04 FSA
  5.00%, 6/15/10                                           830         866,752


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 37


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
New Jersey State Transportation Trust Fund
  Authority (Transportation Systems)
  Series 01C FSA
  5.50%, 12/15/11                                   $    1,000      $1,087,980
  Series 03A AMBAC
  5.50%, 12/15/13                                        1,775       1,971,067
  Series 03C
  5.50%, 6/15/21                                         1,465       1,619,807
  Series 06A FGIC
  5.00%, 6/15/12                                         3,775       4,027,849
                                                                   -----------
                                                                    11,921,770
New York-3.9%
New York City GO
  Series 04B
  5.00%, 8/01/12                                         1,315       1,398,411
  Series 04G
  5.00%, 8/01/08                                           565         579,611
  Series 04H
  5.00%, 8/01/11                                         1,645       1,736,248
New York State Dormitory Authority
  (Mount Sinai New York University Health)
  Series 00C
  5.00%, 7/01/11                                           515         522,112
New York State Thruway Authority (Highway &
  Bridge Trust Fund)
  Series 05B FSA
  5.00%, 4/01/14                                         6,505       7,045,305
New York State Thruway Authority, Service
  Contract Revenue (Local Highway & Bridge)
  Series 63A
  5.00%, 3/15/09                                           850         877,846
New York Tobacco Settlement Financing
  Authority
  Series 03A-1
  5.25%, 6/01/13                                           815         838,081
                                                                   -----------
                                                                    12,997,614
North Carolina-1.0%
Mecklenburg County GO
  Series 05C
  5.00%, 2/01/14                                         2,575       2,800,390
North Carolina Municipal Power Agency No. 1
  Catawba Electric Revenue
  Series 93 ACA
  5.50%, 1/01/10                                           385         403,984
                                                                   -----------
                                                                     3,204,374


38 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Ohio-1.0%
Cleveland Municipal School District
  Series 04 FSA
  5.25%, 12/01/19                                   $    1,000      $1,088,650
Ohio State (Highway Capital Improvements)
  Series 02G
  5.00%, 5/01/11                                         1,740       1,844,191
Port Authority of Columbiana County SWFR
  (Liberty Waste Transportation LLC Project)
  Series 04A
  7.00%, 8/01/21                                           300         302,850
                                                                   -----------
                                                                     3,235,691
Oregon-0.5%
Oregon Department of Transportation (Regional
  Light Rail Extension-Westside)
  AMBAC
  5.00%, 6/01/09                                         1,515       1,569,722

Pennsylvania-4.2%
Allegheny County Redevelopment Authority
  (Pittsburgh Mills Project)
  Series 04
  5.10%, 7/01/14                                           280         284,253
Beaver County IDA PCR (Cleveland Electric
  Project)
  Series 98
  3.75%, 10/01/30                                          280         279,000
Delaware Valley Regional Finance Authority
  Series 97A AMBAC
  6.84%, 7/01/27                                         1,165       1,174,774
Montgomery County IDA (Whitemarsh Con Care
  Project)
  Series 05
  6.00%, 2/01/21                                           265         280,458
Pennsylvania GO
  Series 03
  5.00%, 1/01/13                                         1,420       1,528,076
  Series 03 MBIA
  5.00%, 7/01/11                                         4,310       4,580,453
  Series 05
  5.25%, 1/01/09                                         3,350       3,473,280
Philadelphia Authority for IDR (Leadership
  Learning Partners)
  Series 05A
  4.60%, 7/01/15                                           300         299,394
Philadelphia GO
  Series 03A XLCA
  5.00%, 2/15/11                                         2,000       2,108,060
                                                                   -----------
                                                                    14,007,748


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 39


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico-0.8%
Puerto Rico Commonwealth Government
  Development Bank (Senior Notes)
  Series 06B
  5.00%, 12/01/07                                    $   2,510      $2,542,253

South Carolina-1.9%
South Carolina Public Service Authority Revenue
  Series 05B MBIA
  5.00%, 1/01/11                                         3,515       3,699,995
Western Carolina Regional Sewer Authority
  Sewer System Revenue
  Series 05B FSA
  5.00%, 3/01/12                                         1,000       1,064,010
York County School District No. 003 (Rock Hill
  School District)
  Series 03 SCSDE
  5.00%, 3/01/10                                         1,335       1,396,610
                                                                   -----------
                                                                     6,160,615
Texas-2.9%
Arlington ISD
  Series 05 PSF-GTD
  5.00%, 2/15/14                                         1,000       1,076,460
Dallas GO
  Series 05
  5.00%, 2/15/12                                         3,350       3,559,408
Katy Development Authority (Metro Contract)
  Series 99A
  5.75%, 6/01/09                                           305         312,421
Red River Education Finance Revenue (Parish
  Day School Project)
  Series 01A
  3.10%, 12/01/31                                        1,400       1,391,362
San Antonio Electric & Gas
  Series 01
  5.25%, 2/01/09                                         1,600       1,659,072
Texas Public Finance Authority (Building &
  Procurement Projects)
  Series 04A AMBAC
  5.00%, 2/01/16                                         1,640       1,760,458
                                                                   -----------
                                                                     9,759,181
Virginia-0.6%
Virginia College Building Authority
  (21st Century College & Equipment)
  Series 05
  5.00%, 2/01/10                                         1,800       1,881,144


40 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Washington-1.3%
Seattle Municipal Light & Power Revenue
  Series 01 FSA
  5.50%, 3/01/09                                    $    1,000      $1,043,820
Washington GO (Motor Vehicle Fuel Tax)
  Series 02C FSA
  5.00%, 1/01/12                                         2,000       2,128,380
Washington Public Power Supply System
  (Nuclear Project No. 2)
  Series 98A
  5.75%, 7/01/09                                         1,100       1,160,082
                                                                   -----------
                                                                     4,332,282
Wisconsin-1.2%
Wisconsin Transportation Revenue
  Series 05A FSA
  5.25%, 7/01/14                                         3,500       3,842,825

Total Municipal Bonds
  (cost $170,261,218)                                              170,191,898

COMMON STOCKS-46.9%

Finance-14.6%
Banking-7.3%
Banco Bilbao Vizcaya Argentaria, SA                     24,576         562,175
Bank Hapoalim, Ltd.                                     52,400         230,426
Bank of America Corp.                                   43,462       2,236,989
Barclays PLC                                            40,200         503,660
BNP Paribas, SA                                         13,460       1,431,172
Citigroup, Inc.                                         48,200       2,378,670
Comerica, Inc.                                           5,300         303,425
Credit Agricole, SA                                      7,500         304,761
Credit Suisse Group                                     19,304       1,075,917
Fannie Mae                                              13,600         716,040
Fifth Third Bancorp                                      9,900         389,466
Fortis                                                   6,700         260,913
Freddie Mac                                             10,100         642,360
HBOS PLC                                                25,570         488,312
HSBC Holdings PLC                                            1              18
Huntington Bancshares, Inc.                             12,500         299,000
JPMorgan Chase & Co.                                    63,000       2,876,580
KeyCorp.                                                 2,600          95,654
Kookmin Bank                                             4,500         362,882
Mellon Financial Corp.                                   9,400         349,962
Mitsubishi UFJ Financial Group, Inc.                        49         664,727
National City Corp.                                     11,600         401,128
Northern Trust Corp.                                    11,550         646,684
PNC Financial Services Group, Inc.                       1,800         127,422
Royal Bank of Scotland Group PLC                        14,400         488,447
Societe Generale                                         2,500         403,805
Standard Bank Group, Ltd.                               11,700         126,200


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 41


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Standard Chartered PLC                                   9,327        $233,607
Sumitomo Mitsui Financial Group, Inc.                      125       1,401,899
SunTrust Banks, Inc.                                     5,600         427,840
The Bank of New York, Inc.                               5,000         168,750
U.S. Bancorp                                             9,400         301,458
UBS AG                                                  32,018       1,814,240
UniCredito Italiano SpA                                 65,458         521,626
Wachovia Corp.                                           9,600         524,448
Wells Fargo & Co.                                       13,400         465,650
                                                                   -----------
                                                                    24,226,313
Financial Services-2.9%
Chicago Mercantile Exchange Holdings, Inc.                 250         110,000
CIT Group, Inc.                                          3,600         162,216
Countrywide Financial Corp.                              3,900         131,820
Federated Investors, Inc. Class B                        6,300         210,924
Franklin Resources, Inc.                                13,700       1,348,217
Legg Mason, Inc.                                        14,050       1,282,203
Lehman Brothers Holdings, Inc.                           3,600         229,716
Man Group PLC                                           48,048         386,398
MBIA, Inc.                                               2,800         172,564
Merrill Lynch & Co., Inc.                               24,650       1,812,514
Morgan Stanley                                           9,600         631,584
Nasdaq Stock Market, Inc.(c)                             8,700         248,037
Nomura Holdings, Inc.                                   35,700         684,956
NYSE Group, Inc.(c)                                      4,000         237,200
ORIX Corp.                                               3,050         805,247
The Goldman Sachs Group, Inc.                            7,350       1,092,578
Waddell & Reed Financial, Inc. Class A                   4,700         109,134
                                                                   -----------
                                                                     9,655,308
Insurance-4.1%
American International Group, Inc.                      41,750       2,664,485
Assurances Generales de France                           1,900         238,602
Aviva PLC                                               29,229         410,761
Friends Provident PLC                                   52,810         187,070
Genworth Financial, Inc. Class A                        12,100         416,603
ING Groep NV                                            38,916       1,686,058
MetLife, Inc.                                            8,300         456,749
Muenchener Rueckversicherungs
  Gesellschaft AG                                        3,500         527,695
Old Republic International Corp.                         7,900         165,110
QBE Insurance Group, Ltd.                               21,209         385,716
Swiss Re                                                 1,570         119,747
The Allstate Corp.                                       5,400         312,876
The Chubb Corp.                                          7,200         361,152
The Hartford Financial Services Group, Inc.              5,600         480,816
The Progressive Corp                                     9,000         221,310
The St. Paul Travelers Cos., Inc.                       11,033         484,349
Torchmark Corp.                                          4,900         304,829
UnitedHealth Group, Inc.                                17,550         911,722
UnumProvident Corp.                                     13,200         250,140


42 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
WellPoint, Inc.(c)                                      36,900      $2,856,429
                                                                   -----------
                                                                    13,442,219
Wholesale & International Trade-0.3%
Li & Fung, Ltd.                                         56,000         133,425
Mitsui & Co., Ltd.                                      56,000         808,020
                                                                   -----------
                                                                       941,445
                                                                   -----------
                                                                    48,265,285
Technology-6.1%
Data Processing-3.2%
Agere Systems, Inc.(c)                                  10,000         152,400
Apple Computer, Inc.(c)                                 44,250       3,002,362
Arrow Electronics, Inc.(c)                               6,500         181,350
Canon, Inc.                                              9,150         454,556
Capgemini, SA                                           14,051         770,606
Electronic Data Systems Corp.                           12,200         290,726
Google, Inc. Class A(c)                                  6,900       2,611,857
Hewlett-Packard Co.                                     13,700         500,872
International Business Machines Corp.                    3,900         315,783
Microsoft Corp.                                         15,500         398,195
Network Appliance, Inc.(c)                              21,800         746,432
Sanmina-SCI Corp.(c)                                    47,600         161,364
SAP AG                                                   2,561         489,237
Solectron Corp.(c)                                      65,400         205,356
Tech Data Corp.(c)                                       5,900         205,851
                                                                   -----------
                                                                    10,486,947
Electrical & Electronics-1.9%
ADC Telecommunications, Inc.(c)                          4,628          63,172
Broadcom Corp. Class A(c)                               52,000       1,530,880
Cisco Systems, Inc.(c)                                   7,500         164,925
Corning, Inc.(c)                                        64,500       1,434,480
Foxconn Technology Co., Ltd.                            21,850         164,792
High Tech Computer Corp.                                19,200         482,800
Hoya Corp.                                               6,600         238,920
QUALCOMM, Inc.                                          48,200       1,815,694
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                 29,715         276,647
Tellabs, Inc.(c)                                        24,400         248,636
                                                                   -----------
                                                                     6,420,946
Electronic Components & Instruments-1.0%
Advanced Micro Devices, Inc.(c)                         59,050       1,475,660
AU Optronics Corp.                                     104,000         152,278
Compal Electronics, Inc. (GDR)(a)                       66,833         297,406
Flextronics International, Ltd.(c)                      19,500         230,100
NVIDIA Corp.(c)                                          6,700         195,037
Samsung Electronics Co., Ltd.                              360         242,638
Sharp Corp.                                             21,000         374,316
United Microelectronics Corp.                          363,682         199,435
                                                                   -----------
                                                                     3,166,870
                                                                   -----------
                                                                    20,074,763


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 43


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Medical-4.7%
Health & Personal Care-4.7%
Alcon, Inc.                                             16,000      $1,884,640
AmerisourceBergen Corp.                                  4,900         216,384
Amgen, Inc.(c)                                           2,550         173,221
AstraZeneca PLC                                          6,366         413,113
Caremark Rx, Inc.                                       25,750       1,491,955
Eli Lilly & Co.                                          5,000         279,650
Genentech, Inc.(c)                                      27,850       2,298,182
Gilead Sciences, Inc.(c)                                22,300       1,413,820
GlaxoSmithKline PLC                                      6,300         178,733
Medco Health Solutions, Inc.(c)                          8,450         535,476
Merck & Co., Inc.                                       21,800         883,990
Nobel Biocare Holding AG                                   831         202,422
Novartis AG                                              8,631         492,381
Pfizer, Inc.                                            69,400       1,912,664
Roche Holding AG                                         4,927         907,808
Sanofi-Aventis                                           4,661         418,612
Tenet Healthcare Corp.(c)                               11,000          86,680
Teva Pharmaceutical Industries, Ltd. (ADR)              46,050       1,600,698
                                                                   -----------
                                                                    15,390,429
Energy-4.6%
Energy Equipment & Services-1.5%
Baker Hughes, Inc.                                       5,750         409,285
ENSCO International, Inc.                                5,500         245,795
GlobalSantaFe Corp.                                     13,700         674,314
Halliburton Co.                                         66,300       2,162,706
Nabors Industries, Ltd.(c)                              25,900         851,592
Schlumberger, Ltd.                                      11,100         680,430
                                                                   -----------
                                                                     5,024,122
Energy Sources-3.1%
BG Group PLC                                            18,524         242,212
BP PLC                                                  19,300         219,005
Chevron Corp.                                           18,000       1,159,200
China Petroleum & Chemical Corp.                       368,000         217,384
China Shenhua Energy Co., Ltd. Class H                 161,500         285,427
ConocoPhillips                                          10,300         653,329
ENI SpA                                                 22,445         686,282
Exxon Mobil Corp.                                       50,300       3,403,801
LUKOIL (ADR)                                             3,496         292,615
MOL Magyar Olaj-es Gazipari Rt.                          1,700         172,567
Norsk Hydro ASA                                         17,764         457,561
Occidental Petroleum Corp.                              10,200         520,098
PetroChina Co., Ltd.                                   130,000         145,920
Petroleo Brasileiro, SA (ADR)                            8,400         704,328
Repsol YPF, SA                                          12,900         371,149
Total, SA                                                8,700         587,493
                                                                   -----------
                                                                    10,118,371
                                                                   -----------
                                                                    15,142,493


44 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-3.6%
Beverages & Tobacco-1.1%
Altria Group, Inc.                                      13,600      $1,136,008
British American Tobacco PLC                            32,729         899,321
Companhia de Bebidas das Americas (ADR)                  2,700         121,122
Japan Tobacco, Inc.                                        145         550,750
SABMiller PLC                                           20,466         403,180
The Coca-Cola Co.                                       11,700         524,277
                                                                   -----------
                                                                     3,634,658
Food & Household Products-2.5%
Carrefour, SA                                            4,160         256,820
Colgate-Palmolive Co.                                    5,900         353,174
ConAgra Foods, Inc.                                     13,300         316,540
Essilor International, SA                                2,074         214,744
General Mills, Inc.                                      5,800         314,534
Groupe Danone                                              807         111,049
J Sainsbury PLC                                         57,100         387,460
Kellogg Co.                                              6,800         344,760
L'Oreal, SA                                              1,146         119,998
Nestle, SA                                               1,410         484,435
Safeway, Inc.                                           13,000         402,090
The Clorox Co.                                           4,500         269,145
The Kroger Co.                                          14,500         345,245
The Procter & Gamble Co.                                61,900       3,831,610
Walgreen Co.                                             9,600         474,816
                                                                   -----------
                                                                     8,226,420
                                                                   -----------
                                                                    11,861,078
Capital Equipment-3.5%
Aerospace & Defense-1.3%
BAE Systems PLC                                         39,400         277,903
European Aeronautic Defence & Space Co.                 11,020         332,555
Lockheed Martin Corp.                                    3,200         264,320
Northrop Grumman Corp.                                   6,400         427,584
Rockwell Collins, Inc.                                  10,600         555,758
The Boeing Co.                                          31,700       2,374,330
                                                                   -----------
                                                                     4,232,450
Automobiles-0.9%
Autoliv, Inc.                                            4,900         276,948
BorgWarner, Inc.                                         3,300         187,143
Continental AG                                           6,200         663,660
Honda Motor Co., Ltd.                                    6,000         203,039
Johnson Controls, Inc.                                     800          57,544
Renault, SA                                              6,400         745,755
Toyota Motor Corp.                                      16,800         907,905
                                                                   -----------
                                                                     3,041,994
Industrial Components-0.1%
Eaton Corp.                                              4,000         266,000


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 45


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Machinery & Engineering-0.4%
ABB, Ltd.                                               38,705        $515,033
Atlas Copco AB Class A                                  10,557         272,340
MAN AG                                                   4,500         344,374
Sumitomo Heavy Industries, Ltd.                         26,000         223,623
                                                                   -----------
                                                                     1,355,370
Multi-Industry-0.8%
Crane Co.                                                3,400         135,932
Emerson Electric Co.                                     3,300         271,095
General Electric Co.                                    41,500       1,413,490
SPX Corp.                                                4,200         221,760
Textron, Inc.                                            5,300         444,458
United Technologies Corp.                                4,600         288,466
                                                                   -----------
                                                                     2,775,201
                                                                   -----------
                                                                    11,671,015
Consumer Cyclical-3.5%
Appliances & Household Durables-0.1%
Newell Rubbermaid, Inc.                                  6,600         178,134
Sony Corp.                                               4,900         212,547
                                                                   -----------
                                                                       390,681
Broadcasting & Publishing-1.3%
CBS Corp. Class B                                       15,150         432,533
Comcast Corp. Class A(c)                                 3,000         105,000
Comcast Corp. Class A Special(c)                        13,400         467,794
Grupo Televisa, SA (ADR)                                 7,200         137,088
Societe Television Francaise 1                          12,567         401,658
The Walt Disney Co.                                      6,600         195,690
Time Warner, Inc.                                       32,800         545,136
Viacom, Inc. Class B(c)                                  7,250         263,175
Yahoo!, Inc.(c)                                         61,850       1,782,517
                                                                   -----------
                                                                     4,330,591
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(c)                  15,900         145,962

Leisure & Tourism-0.7%
Hilton Hotels Corp.                                     11,200         285,264
Las Vegas Sands Corp.(c)                                 4,100         286,221
McDonald's Corp.                                        39,150       1,405,485
Starbucks Corp.(c)                                       7,100         220,171
Whitbread PLC                                            9,033         210,596
                                                                   -----------
                                                                     2,407,737
Merchandising-1.1%
eBay, Inc.(c)                                            8,550         238,203
Esprit Holdings, Ltd.                                   15,000         124,545
Largan Precision Co., Ltd.                               3,150          65,117
Limited Brands, Inc.                                     9,200         236,716
Lowe's Cos., Inc.                                       24,300         657,558
Marks & Spencer Group PLC                               38,833         437,967
Office Depot, Inc.(c)                                    7,700         283,668


46 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Saks, Inc.                                               9,500        $137,085
Target Corp.                                            22,800       1,103,292
Whole Foods Market, Inc.                                 8,200         439,684
                                                                   -----------
                                                                     3,723,835
Recreation & Other Consumer-0.1%
Mattel, Inc.                                             9,600         180,864

Textiles & Apparel-0.1%
Jones Apparel Group, Inc.                                7,500         234,750
V. F. Corp.                                              3,300         230,637
                                                                   -----------
                                                                       465,387
                                                                   -----------
                                                                    11,645,057
Industrial Commodities-2.3%
Chemical-0.9%
Bayer AG                                                 5,784         287,052
E. I. Du Pont de Nemours & Co.                           3,400         135,898
Hercules, Inc.(c)                                        7,600         118,560
Mitsui Chemicals, Inc.                                  33,000         231,072
Monsanto Co.                                            26,400       1,252,416
PPG Industries, Inc.                                     5,700         361,152
The Dow Chemical Co.                                     8,800         335,544
The Lubrizol Corp.                                       4,000         173,960
                                                                   -----------
                                                                     2,895,654
Forest & Paper-0.2%
Kimberly-Clark Corp.                                     6,800         431,800
Smurfit-Stone Container Corp.(c)                        13,200         150,348
                                                                   -----------
                                                                       582,148
Metal - Nonferrous-0.5%
BHP Billiton PLC                                        19,840         378,490
Rio Tinto PLC                                            9,151         461,664
Xstrata PLC                                             18,698         841,488
                                                                   -----------
                                                                     1,681,642
Metal - Steel-0.4%
JFE Holdings, Inc.                                      14,000         567,962
Mittal Steel Co. NV(c)                                   6,237         208,153
POSCO                                                    1,600         400,653
United States Steel Corp.                                6,300         366,471
                                                                   -----------
                                                                     1,543,239
Miscellaneous Materials-0.3%
Companhia Vale do Rio Doce (ADR)                         5,900         126,496
Crown Holdings, Inc.(c)                                  7,400         136,086
Nitto Denko Corp.                                        4,500         322,127
Owens-Illinois, Inc.(c)                                  8,400         127,344
Sonoco Products Co.                                      6,600         220,968
                                                                   -----------
                                                                       933,021
                                                                   -----------
                                                                     7,635,704


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 47


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Telecommunications-1.9%
Telecommunications-1.9%
America Movil S.A. de C.V. (ADR)                        31,600      $1,178,996
American Tower Corp. Class A(c)                          3,000         107,580
AT&T, Inc.                                              43,500       1,354,155
BellSouth Corp.                                         23,700         965,064
China Netcom Group Corp., Ltd.                         134,000         235,474
Crown Castle International Corp.(c)                      9,700         333,292
Embarq Corp.(c)                                          1,265          59,645
Singapore Telecommunications, Ltd.                      55,110          87,195
Sprint Corp.                                            25,300         428,076
Verizon Communications, Inc.                            32,500       1,143,350
Vodafone Group PLC                                     224,787         487,160
                                                                   -----------
                                                                     6,379,987
Utilities-1.0%
Electric & Gas-1.0%
Allegheny Energy, Inc.(c)                                3,800         158,612
American Electric Power Co., Inc.                        6,500         237,120
Constellation Energy Group, Inc.                         4,600         276,414
Dominion Resources, Inc.                                 6,100         487,329
E.ON AG                                                  4,000         508,632
Endesa, SA                                               9,200         321,196
Entergy Corp.                                            4,900         380,485
Northeast Utilities                                      4,900         111,769
Pinnacle West Capital Corp.                              6,000         275,640
RWE AG                                                   4,110         376,526
Wisconsin Energy Corp.                                   6,000         258,000
                                                                   -----------
                                                                     3,391,723
Construction & Housing-0.6%
Building Materials-0.2%
Buzzi Unicem SpA                                         9,300         208,819
CRH PLC                                                 13,986         483,767
                                                                   -----------
                                                                       692,586
Construction & Housing-0.4%
George Wimpey PLC                                       16,200         154,594
Leopalace21 Corp.                                        6,900         243,516
Persimmon PLC                                            6,000         142,241
Taylor Woodrow PLC                                      21,700         141,726
Vinci, SA                                                4,601         498,080
                                                                   -----------
                                                                     1,180,157
Real Estate-0.0%
Sino Land Co., Ltd.                                     59,550         100,365
                                                                   -----------
                                                                     1,973,108
Transportation-0.5%
Transportation - Airlines-0.1%
Deutsche Lufthansa AG                                   12,100         239,777


48 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation - Road & Rail-0.3%
CSX Corp.                                               18,200        $550,004
Norfolk Southern Corp.                                   8,700         371,751
                                                                   -----------
                                                                       921,755
Transportation - Shipping-0.1%
Mitsui OSK Lines, Ltd.                                  52,000         394,794
                                                                   -----------
                                                                     1,556,326
Total Common Stocks
  (cost $130,323,158)                                              154,986,968

SHORT-TERM INVESTMENT-0.6%
Time Deposit-0.6%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $1,799,000)                                 $    1,799       1,799,000

Total Investments-99.0%
  (cost $302,383,376)                                              326,977,866
Other assets less liabilities-(1.0)%                                 3,316,209
                                                                   -----------
Net Assets-100%                                                   $330,294,075

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                    Value at
              Number of   Expiration     Original   August 31,    Unrealized
     Type     Contracts     Month         Value        2006      Appreciation
-------------------------------------------------------------------------------
EURO STOXX 50     4     September 2006   $179,964    $195,247       $15,283

INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                               Rate Type
                                       -------------------------
              Notional                  Payments      Payments      Unrealized
    Swap       Amount    Termination     made by    received by    Appreciation/
Counterparty    (000)       Date      the Strategy  the Strategy  (Depreciation)
------------------------------------------------------------------------------
Citigroup       1,200     6/22/07         BMA*          2.962%      $(7,651)
Goldman Sachs     700     1/05/07         BMA*          3.405%         (856)
JP Morgan       1,100     4/05/07         BMA*          2.988%       (5,051)
JP Morgan         800    10/01/07         BMA*          3.635%          347
Merrill Lynch     900     7/12/08         BMA*          3.815%        4,903
Morgan Stanley    700    10/06/06         BMA*          3.217%         (826)

* BMA (Bond Market Association)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 49


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $907,812 or 0.3% of net assets.

(b) Represents entire or partial position segregated as collateral for interest rate swaps.

(c)  Non-income producing security.

     Glossary of Terms:
     ACA     - American Capital Access Financial Guaranty Corporation
     ADR     - American Depositary Receipt
     AMBAC   - American Municipal Bond Assurance Corporation
     AMT     - Alternative Minimum Tax-(subject to)
     CDA     - Community Development Administration
     CDD     - Community Development District
     COP     - Certificate of Participation
     FGIC    - Financial Guaranty Insurance Company
     FSA     - Financial Security Assurance, Inc.
     GDR     - Global Depositary Receipt
     GO      - General Obligation
     IDA     - Industrial Development Authority
     IDR     - Industrial Development Revenue
     ISD     - Independent School District
     MBIA    - Municipal Bond Investors Assurance
     PCR     - Pollution Control Revenue
     PSF GTD - (Texas) Permanent Schools Funds
     SCSDE   - The South Carolina State Department of Education
     SWDR    - Solid Waste Disposal Revenue
     SWFR    - Solid Waste Facility Revenue
     XLCA    - XL Capital Assurance

     See notes to financial statements.


50 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2006

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-69.8%
Alabama-3.7%
Alabama Public School & College Authority
  (Campus Improvement & Economic
Development), Series 03 FGIC
  5.00%, 12/01/21                                       $  400        $421,296
Jefferson County Limited Obligation School
  Warrant
  Series 04A
  5.00%, 1/01/10                                         1,000       1,035,460
Jefferson County Sewer Revenue (Capital
  Improvement Warrants)
  Series 02 FGIC
  5.125%, 2/01/42                                        1,260       1,356,466
  Series 02D
  5.00%, 2/01/38                                         1,000       1,069,980
  5.25%, 2/01/24                                         1,000       1,083,130
  Series 02 Prerefunded
  5.00%, 2/01/41(a)                                      1,000       1,067,240
                                                                   -----------
                                                                     6,033,572
Alaska-1.5%
Alaska Student Loan Corp. Capital Project
  Revenue
  Series 05A FSA
  5.00%, 7/01/07                                         1,430       1,445,944
Valdez Marine Terminal Revenue (BP Pipelines
  Project)
  Series 03B
  3.60%, 7/01/37                                         1,000       1,000,000
                                                                   -----------
                                                                     2,445,944
Arizona-1.0%
Arizona School Facilities Board Certificates
  Series 03A MBIA
  5.25%, 9/01/15                                         1,500       1,631,175

Arkansas-0.6%
Hot Springs Sales & Use Tax
  Series 01
  4.125%, 7/01/08                                          965         974,650

California-3.9%
California Department of Water Resources Power
  Supply Revenue
  Ser 02A MBIA-IBC
  5.50%, 5/01/10                                           325         347,090


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 51


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
California Economic Recovery
  Series 04A
  5.00%, 7/01/09                                       $ 1,000      $1,038,530
  5.25%, 1/01/10                                           900         946,890
California GO
  Series 03
  4.00%, 2/01/08                                           455         457,889
  Series 04
  5.00%, 3/01/08                                           350         357,385
  Series 05
  5.00%, 3/01/08-6/01/10                                   975       1,001,571
California Statewide CDA (Kaiser Permanente)
  Series 04F
  2.30%, 4/01/33                                           240         237,878
Golden State Tobacco Securitization Corp.
  Series 03B
  5.375%, 6/01/28                                        1,815       1,927,222
                                                                   -----------
                                                                     6,314,455
Colorado-1.6%
Adonea Metropolitan District No. 2 Revenue
  Series 05B
  4.375%, 12/01/15                                         575         586,138
Denver GO (Auditorium Theatre & Zoo)
  Series 03A
  5.50%, 8/01/08                                         1,900       1,965,037
                                                                   -----------
                                                                     2,551,175
Connecticut-1.4%
Connecticut GO
  Series 02E FSA
  5.50%, 11/15/12                                          845         932,365
Connecticut State Development Authority PCR
  Series 96 AMBAC AMT
  3.35%, 5/01/31                                         1,300       1,289,197
                                                                   -----------
                                                                     2,221,562
Delaware-0.9%
University of Delaware
  Series 04B
  3.43%, 11/01/34                                        1,500       1,500,000

Florida-1.9%
Broward County GO
  Series 03
  5.00%, 1/01/09                                         1,200       1,238,352
Dade County School District
  Series 94 MBIA
  5.00%, 8/01/12                                         1,000       1,069,980


52 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
JEA
  Ser 02-3A XLCA-ICR
  5.375%, 10/01/32                                      $  700        $713,419
                                                                   -----------
                                                                     3,021,751
Georgia-1.0%
Fulton Dekalb Hospital Authority (Refunding
  Certificates)
  Series 03 FSA
  5.00%, 1/01/13                                         1,500       1,606,290

Hawaii-1.2%
Hawaii GO
  Series 05DG AMBAC
  5.00%, 7/01/13                                         1,800       1,937,556

Illinois-1.0%
East Chicago Industry PCR (Inland Steel Company
  Project No. 11)
  Series 94
  7.125%, 6/01/07                                          235         238,607
Illinois GO
  1st Series 00 MBIA
  5.50%, 12/01/06                                        1,355       1,360,962
                                                                   -----------
                                                                     1,599,569
Indiana-3.5%
Indiana Finance Authority Revenue (Revolving
  Fund Program)
  Series 05A
  5.00%, 2/01/12                                         1,165       1,240,271
Indiana Health Facility Financing Authority
  (Ascension Health Subordinated Credit)
  Series 05A
  5.00%, 5/01/07                                           900         907,551
Indiana Transportation Finance Authority
  Series 03 FSA
  5.00%, 6/01/09                                            25          25,923
  Series 03 FSA Unrefunded Balance
  5.00%, 6/01/09                                           975       1,010,217
Indianapolis Independent Gas Utility Revenue
  (Distribution Systems)
  Series 98A AMBAC
  5.25%, 8/15/09                                         2,100       2,165,961
Rockport PCR (Indiana Michigan Power Co.
  Project)
  Series 03C
  2.625%, 4/01/25                                          330         329,544
                                                                   -----------
                                                                     5,679,467


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 53


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Kansas-0.5%
Kansas State Department of Transportation
  Highway Revenue
  Series 02A
  5.00%, 9/01/06                                        $  800        $800,000

Kentucky-0.6%
Kentucky Property & Buildings Tax Lease
  Revenue
  Series 02
  5.375%, 2/01/08                                          985       1,008,541

Louisiana-0.4%
New Orleans GO (Certificates Indebtedness)
  Series 00 FSA
  5.50%, 12/01/08                                          110         114,374
  Series 05 MBIA
  5.25%, 12/01/20                                          450         485,118
                                                                   -----------
                                                                       599,492
Maryland-1.4%
Maryland GO (State & Local Facilities Loan)
  Series 04
  5.00%, 8/01/07                                           470         476,195
  Series 05A
  5.00%, 8/01/08                                         1,500       1,541,295
Tax Exempt Municipal Infrastructure
  Ser 04A
  3.80%, 5/01/08(b)                                        300         297,759
                                                                   -----------
                                                                     2,315,249
Massachusetts-1.7%
Massachusetts Development Finance Agency
  (Resource Recovery Revenue)
  Series 01A
  5.50%, 1/01/11                                         1,000       1,069,540
Massachusetts GO (Central Artery)
  Series 02A MBIA
  5.50%, 2/01/10                                           500         530,480
  Series 05B
  5.00%, 8/01/12                                         1,050       1,120,602
                                                                   -----------
                                                                     2,720,622
Michigan-4.6%
Detroit City School District (School Building & Site
  Improvement)
  Series 02A FGIC
  5.00%, 5/01/32                                         1,500       1,612,170
Detroit Water Supply Systems
  Series 99A FGIC
  5.75%, 7/01/26                                         1,520       1,635,292


54 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Michigan Municipal Bond Authority
  Series 06B-2
  4.50%, 8/20/07                                       $ 2,125      $2,143,211
Michigan Municipal Bond Authority (Clean Water
  Revenue Fund)
  Series 02
  5.50%, 10/01/13                                        1,800       1,998,702
                                                                   -----------
                                                                     7,389,375
Minnesota-2.4%
Minnesota GO
  Series 06
  5.00%, 6/01/07(c)                                      2,170       2,193,328
Minnesota Public Facilities Authority Water PCR
  Series 04D
  5.00%, 3/01/11                                           400         423,856
Southern Minnesota Municipal Power Agency
  Supply System Revenue
  Series 02A AMBAC
  5.00%, 1/01/07                                         1,265       1,270,743
                                                                   -----------
                                                                     3,887,927
Missouri-1.3%
Missouri Public Utilities Commission (Interim
  Construction Notes)
  Series 06
  4.50%, 9/15/07                                         2,065       2,086,001

Nebraska-1.2%
Lancaster County School District No. 1 (Lincoln
  Public Schools)
  Series 06
  4.00%, 1/15/08                                         2,000       2,010,440

Nevada-1.3%
Clark County PCR (Southern California Edison
  Co.)
  Series 00C
  3.25%, 6/01/31                                           170         165,594
Nevada GO
  Series 05A
  5.00%, 2/01/12                                         1,800       1,912,680
                                                                   -----------
                                                                     2,078,274
New Jersey-4.9%
New Jersey Economic Development Authority
  (Cigarette Tax)
  Series 04
  5.00%, 6/15/07                                           315         317,794
  Series 04 FGIC
  5.00%, 6/15/11                                           400         421,652
  Series 04 FSA
  5.00%, 6/15/10                                           400         417,712


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 55


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
New Jersey State Transportation Trust Fund
  Authority (Transportation Systems)
  Series 01C
  5.50%, 12/15/11                                      $ 1,000      $1,087,980
  Series 01C FSA
  5.50%, 12/15/10                                          400         429,348
  Series 03C
  5.50%, 6/15/21                                           575         635,760
  Series 05A
  5.25%, 12/15/12                                        1,100       1,190,156
  Series 05A MBIA
  5.25%, 12/15/08                                          625         647,575
  Series 96A MBIA
  6.00%, 12/15/06                                          785         790,244
New Jersey Turnpike Authority
  Series 00A
  5.50%, 1/01/30                                         1,850       1,959,539
                                                                   -----------
                                                                     7,897,760
New York-6.7%
Marlboro Central School District BANS
  Series 06B
  4.50%, 12/22/06                                        2,000       2,004,300
New York City GO
  Series 04B
  5.00%, 8/01/10                                           175         183,062
  Series 04G
  5.00%, 8/01/12                                           685         728,450
New York City Municipal Water Finance Authority
  Water & Sewer Systems Revenue Prerefunded
  Series 97B AMBAC-TCRS
  5.75%, 6/15/26                                         1,410       1,447,689
New York City TFA
  Series 04 Subseries D-1
  4.00%, 11/01/06                                        1,175       1,175,787
New York State Thruway Authority (Highway &
  Bridge Trust Fund)
  Series 05B FSA
  5.00%, 4/01/14                                         1,900       2,057,814
New York State Thruway Authority, Service
  Contract Revenue (Local Highway & Bridge)
  Series 63A
  5.00%, 3/15/09                                           585         604,165
New York Tobacco Settlement Financing
  Authority
  Series 03A-1
  5.25%, 6/01/13                                           650         668,408
Rockland County TANS
  Series 06
  4.50%, 3/22/07                                         2,000       2,009,620
                                                                   -----------
                                                                    10,879,295


56 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
North Carolina-0.2%
North Carolina Municipal Power Agency No. 1
  Catawba Electric Revenue
  Series 93 ACA
  5.50%, 1/01/10                                         $ 300        $314,793

Ohio-0.9%
Cincinnati City School District
  TANS FSA
  5.00%, 9/01/06                                           750         750,000
Cleveland Municipal School District
  Series 04 FSA
  5.25%, 12/01/19                                          585         636,860
                                                                   -----------
                                                                     1,386,860
Oregon-1.3%
Tri-County Metropolitan Transportation District
  (Payroll Tax & Grant Receipt)
  Series 06 MBIA
  5.00%, 5/01/12(d)                                      1,890       2,017,178

Pennsylvania-2.8%
Allegheny County IDA Lease Revenue (Residential
  Resource Income Project)
  Series 06
  4.30%, 9/01/08                                           130         130,274
Beaver County IDA PCR (Cleveland Electric
  Project)
  Series 98
  3.75%, 10/01/30                                          160         159,429
Delaware Valley Regional Finance Authority
  Series 97A AMBAC
  6.84%, 7/01/27                                         1,225       1,235,278
Pennsylvania Economic Development Financing
  Authority (Amtrak Project)
  Series 01A
  6.00%, 11/01/07                                          315         319,731
Pennsylvania GO
  First Series 04 MBIA
  5.25%, 2/01/14                                         1,000       1,100,210
  Series 03 MBIA
  5.00%, 7/01/11                                           450         478,238
  Series 06
  5.00%, 10/01/07                                        1,000       1,014,740
                                                                   -----------
                                                                     4,437,900
Puerto Rico-1.0%
Puerto Rico Commonwealth Government
  Development Bank (Senior Notes)
  Series 06B
  5.00%, 12/01/07                                          830         840,665


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 57


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico GO
  Series 03C
  5.00%, 7/01/18                                        $  725        $737,688
                                                                   -----------
                                                                     1,578,353
South Carolina-3.5%
South Carolina Public Service Authority Revenue
  Series 05B MBIA
  5.00%, 1/01/11                                         1,740       1,831,576
South Carolina School Facilities
  Series 02A
  4.00%, 1/01/07                                           750         751,050
South Carolina Transportation Infrastructure Bank
  Revenue
  Series 99A AMBAC
  5.50%, 10/01/11                                        1,865       1,985,442
York County School District No. 003 (Rock Hill
  School District)
  Series 03 SCSDE
  5.00%, 3/01/10                                         1,050       1,098,457
                                                                   -----------
                                                                     5,666,525
Tennessee-1.9%
Clarksville Natural Gas Acquisition Corp. (Gas
  Revenue)
  Series 06
  5.00%, 12/15/08                                        1,600       1,646,656
Nashville & Davidson County GO
  Series 05C
  5.00%, 2/01/08                                         1,400       1,426,334
                                                                   -----------
                                                                     3,072,990
Texas-4.6%
Carrollton Farmers Branch ISD
  5.00%, 2/15/09                                         1,325       1,367,956
Harris County Health Facilities Development Corp.
  (Texas Medical Center Project)
  Series 99B
  3.60%, 5/15/29                                         1,000       1,000,000
Houston ISD
  Series 03 PSF-GTD
  5.00%, 2/15/11                                         1,200       1,265,844
Houston Water Conveyance Systems Certificates
  Series 93E AMBAC
  5.00%, 12/15/08                                        2,000       2,055,680
Spring Branch ISD
  Series 01A PSF-GTD
  5.00%, 2/01/07                                         1,655       1,664,020
                                                                   -----------
                                                                     7,353,500


58 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Virginia-1.5%
Prince William County GO (Refunding & Public
  Improvement)
  Series 03A
  5.00%, 8/01/07                                       $ 1,430      $1,448,719
Virginia Public School Authority (School
  Educational Tech Notes)
  Series 05V
  5.00%, 4/15/07                                         1,000       1,008,850
                                                                   -----------
                                                                     2,457,569
Washington-0.9%
Washington GO (Motor Vehicle Fuel Tax)
  Series 06E AMBAC
  5.00%, 1/01/07                                           510         512,203
Washington Public Power Supply System
  (Nuclear Project No. 2)
  Series 98A
  5.75%, 7/01/09                                           860         906,973
                                                                   -----------
                                                                     1,419,176
Wisconsin-1.0%
Menomonee Falls Water Systems Mortgage
  Revenue
  Series 96 FSA
  5.875%, 12/01/16                                       1,635       1,643,878

Total Municipal Bonds
  (cost $112,931,834)                                              112,538,864

COMMON STOCKS-29.7%
Finance-9.4%
Banking-4.9%
Allied Irish Banks PLC                                   2,424          63,224
Banco Bilbao Vizcaya Argentaria, SA                      8,446         193,202
Bank Hapoalim, Ltd.                                     22,100          97,183
Bank of America Corp.                                   14,002         720,683
Barclays PLC                                            13,500         169,140
BNP Paribas, SA                                          4,552         484,004
Citigroup, Inc.                                         15,100         745,185
Comerica, Inc.                                           1,850         105,912
Credit Agricole, SA                                      2,700         109,714
Credit Suisse Group                                      6,154         342,996
Fannie Mae                                               4,075         214,549
Fortis                                                   3,300         128,500
Freddie Mac                                              2,200         139,920
HBOS PLC                                                 7,600         145,138
Huntington Bancshares, Inc.                              3,600          86,112
JPMorgan Chase & Co.                                    19,550         892,653
KeyCorp.                                                 1,000          36,790
Kookmin Bank                                             1,200          96,769
Mellon Financial Corp.                                   3,500         130,305


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 59


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                        16        $217,054
National City Corp.                                      3,500         121,030
Northern Trust Corp.                                     7,000         391,930
PNC Financial Services Group, Inc.                         700          49,553
Royal Bank of Scotland Group PLC                         4,100         139,072
Societe Generale                                           800         129,217
Standard Chartered PLC                                   2,757          69,053
Sumitomo Mitsui Financial Group, Inc.                       37         414,962
SunTrust Banks, Inc.                                       900          68,760
The Bank of New York, Inc.                               4,200         141,750
U.S. Bancorp                                             3,200         102,624
UBS AG                                                  10,156         575,435
UniCredito Italiano SpA                                 18,124         144,428
Wachovia Corp.                                           3,200         174,816
Wells Fargo & Co.                                        5,000         173,750
                                                                   -----------
                                                                     7,815,413
Financial Services-1.8%
Chicago Mercantile Exchange Holdings, Inc.                  75          33,000
CIT Group, Inc.                                          2,500         112,650
Countrywide Financial Corp.                              2,100          70,980
Federated Investors, Inc. Class B                        2,200          73,656
Franklin Resources, Inc.                                 6,250         615,062
Lehman Brothers Holdings, Inc.                           1,200          76,572
Man Group PLC                                           15,100         121,433
MBIA, Inc.                                                 900          55,467
Merrill Lynch & Co., Inc.                                7,550         555,152
Morgan Stanley                                           3,875         254,936
Nasdaq Stock Market, Inc.(e)                             2,150          61,297
Nomura Holdings, Inc.                                   11,400         218,725
NYSE Group, Inc.(e)                                      1,200          71,160
ORIX Corp.                                                 920         242,894
The Goldman Sachs Group, Inc.                            2,250         334,463
Waddell & Reed Financial, Inc. Class A                   1,700          39,474
                                                                   -----------
                                                                     2,936,921
Insurance-2.5%
American International Group, Inc.                      11,500         733,930
Assurances Generales de France                             600          75,348
Aviva PLC                                               12,628         177,464
Friends Provident PLC                                   19,948          70,662
Genworth Financial, Inc. Class A                         3,000         103,290
ING Groep NV                                            12,597         545,772
MetLife, Inc.                                            2,600         143,078
Muenchener Rueckversicherungs Gesellschaft
  AG                                                     1,100         165,847
Old Republic International Corp.                         2,500          52,250
QBE Insurance Group, Ltd.                                7,130         129,669
Swiss Re                                                   972          74,137
The Allstate Corp.                                       1,100          63,734
The Chubb Corp.                                          2,600         130,416
The Hartford Financial Services Group, Inc.              1,700         145,962


60 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
The Progressive Corp                                     2,400         $59,016
The St. Paul Travelers Cos., Inc.                        3,536         155,230
Torchmark Corp.                                          1,700         105,757
UnitedHealth Group, Inc.                                 5,100         264,945
WellPoint, Inc.(e)                                      11,500         890,215
                                                                   -----------
                                                                     4,086,722
Wholesale & International Trade-0.2%
Li & Fung, Ltd.                                          8,000          19,060
Mitsui & Co., Ltd.                                      18,000         259,721
                                                                   -----------
                                                                       278,781
                                                                   -----------
                                                                    15,117,837
Technology-4.0%
Data Processing-2.1%
Agere Systems, Inc.(e)                                   3,700          56,388
Apple Computer, Inc.(e)                                 13,800         936,330
Arrow Electronics, Inc.(e)                               1,400          39,060
Canon, Inc.                                              2,700         134,131
Capgemini, SA                                            4,553         249,702
Ceridian Corp.(e)                                        2,600          62,062
Electronic Data Systems Corp.                            4,800         114,384
EMC Corp.(e)                                             1,100          12,815
Google, Inc. Class A(e)                                  2,150         813,840
Hewlett-Packard Co.                                      4,200         153,552
International Business Machines Corp.                    1,550         125,504
Marvell Technology Group, Ltd.(e)                        3,200          56,032
Microsoft Corp.                                          3,600          92,484
Network Appliance, Inc.(e)                               6,800         232,832
Sanmina-SCI Corp.(e)                                    13,900          47,121
SAP AG                                                     806         153,973
Solectron Corp.(e)                                      21,700          68,138
                                                                   -----------
                                                                     3,348,348
Electrical & Electronics-1.2%
ADC Telecommunications, Inc.(e)                          2,985          40,745
Broadcom Corp. Class A(e)                               11,800         347,392
Cisco Systems, Inc.(e)                                   9,900         217,701
Corning, Inc.(e)                                        20,100         447,024
Foxconn Technology Co., Ltd.                             6,900          52,039
High Tech Computer Corp.                                 4,800         120,700
Hoya Corp.                                               2,100          76,020
QUALCOMM, Inc.                                          15,000         565,050
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                 13,008         121,105
Tellabs, Inc.(e)                                         4,000          40,760
                                                                   -----------
                                                                     2,028,536
Electronic Components & Instruments-0.7%
Advanced Micro Devices, Inc.(e)                         18,350         458,567
AU Optronics Corp.                                      50,470          73,899
Compal Electronics, Inc. (GDR)(b)                       17,807          79,242
Flextronics International, Ltd.(e)                       8,600         101,480


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 61


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
NVIDIA Corp.(e)                                          1,700         $49,487
Samsung Electronics Co., Ltd.                              130          87,619
Sharp Corp.                                              7,000         124,772
Texas Instruments, Inc.                                  1,800          58,662
United Microelectronics Corp.                          117,186          64,262
                                                                   -----------
                                                                     1,097,990
                                                                   -----------
                                                                     6,474,874
Energy-3.0%
Energy Equipment & Services-1.1%
Baker Hughes, Inc.                                       1,800         128,124
ENSCO International, Inc.                                2,200          98,318
GlobalSantaFe Corp.                                      4,250         209,185
Halliburton Co.                                         21,300         694,806
Nabors Industries, Ltd.(e)                               8,600         282,768
Rowan Cos., Inc.                                         2,300          78,660
Schlumberger, Ltd.                                       3,800         232,940
                                                                   -----------
                                                                     1,724,801
Energy Sources-1.9%
BG Group PLC                                             6,192          80,964
BP PLC                                                   6,100          69,219
Chevron Corp.                                            5,300         341,320
China Petroleum & Chemical Corp.                       146,000          86,244
China Shenhua Energy Co., Ltd. Class H                  42,500          75,112
ConocoPhillips                                           3,500         222,005
ENI SpA                                                  6,253         191,193
Exxon Mobil Corp.                                       16,925       1,145,315
LUKOIL (ADR)                                               933          78,092
Mol Magyar Olaj-es Gazipari Rt                             540          55,890
Norsk Hydro ASA                                          5,718         147,283
Occidental Petroleum Corp.                               3,200         163,168
Petroleo Brasileiro, SA (ADR)                            2,950         246,869
Repsol YPF, SA                                           5,600         161,119
Total, SA                                                1,100          74,281
                                                                   -----------
                                                                     3,138,074
                                                                   -----------
                                                                     4,862,875
Medical-3.0%
Health & Personal Care-3.0%
Alcon, Inc.                                              4,950         583,061
AmerisourceBergen Corp.                                  1,500          66,240
Amgen, Inc.(e)                                             850          57,741
AstraZeneca PLC                                          1,379          89,488
Caremark Rx, Inc.                                        8,000         463,520
Eli Lilly & Co.                                          1,500          83,895
Genentech, Inc.(e)                                       8,650         713,798
Gilead Sciences, Inc.(e)                                 6,950         440,630
GlaxoSmithKline PLC                                      2,100          59,578
Medco Health Solutions, Inc.(e)                          2,600         164,762
Merck & Co., Inc.                                        7,100         287,905
Nobel Biocare Holding AG                                   264          64,307


62 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Novartis AG                                              2,797        $159,563
Pfizer, Inc.                                            22,600         622,856
Roche Holding AG                                         1,570         289,275
Sanofi-Aventis                                           1,574         141,363
Teva Pharmaceutical Industries, Ltd. (ADR)              14,350         498,806
                                                                   -----------
                                                                     4,786,788
Capital Equipment-2.2%
Aerospace & Defense-0.8%
BAE Systems PLC                                         10,700          75,471
European Aeronautic Defence & Space Co.                  3,030          91,438
Lockheed Martin Corp.                                    1,200          99,120
Northrop Grumman Corp.                                   2,200         146,982
Rockwell Collins, Inc.                                   3,300         173,019
The Boeing Co.                                           9,750         730,275
                                                                   -----------
                                                                     1,316,305
Automobiles-0.6%
Autoliv, Inc.                                            1,900         107,388
BorgWarner, Inc.                                         1,500          85,065
Continental AG                                           1,600         171,267
Honda Motor Co., Ltd.                                    1,800          60,912
Johnson Controls, Inc.                                     500          35,965
Renault, SA                                              1,900         221,396
Toyota Motor Corp.                                       5,300         286,422
                                                                   -----------
                                                                       968,415
Industrial Components-0.1%
Eaton Corp.                                              1,500          99,750

Machinery & Engineering-0.2%
ABB, Ltd.                                               13,043         173,558
Atlas Copco AB Class A                                   3,251          83,867
MAN AG                                                   1,200          91,833
Sumitomo Heavy Industries, Ltd.                          8,000          68,807
                                                                   -----------
                                                                       418,065
Multi-Industry-0.5%
Crane Co.                                                1,200          47,976
Emerson Electric Co.                                     1,000          82,150
General Electric Co.                                    12,000         408,720
SPX Corp.                                                1,600          84,480
Textron, Inc.                                            1,350         113,211
United Technologies Corp.                                1,400          87,794
                                                                   -----------
                                                                       824,331
                                                                   -----------
                                                                     3,626,866
Consumer Staples-2.2%
Beverages & Tobacco-0.7%
Altria Group, Inc.                                       4,450         371,709
British American Tobacco PLC                             8,330         228,890
Companhia de Bebidas das Americas (ADR)                    800          35,888
Japan Tobacco, Inc.                                         45         170,922


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 63


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
SABMiller PLC                                            5,586        $110,044
The Coca-Cola Co.                                        4,200         188,202
                                                                   -----------
                                                                     1,105,655
Food & Household Products-1.5%
Carrefour, SA                                            1,183          73,033
Colgate-Palmolive Co.                                    1,800         107,748
Del Monte Foods Co.                                      2,300          25,530
Essilor International, SA                                  670          69,373
General Mills, Inc.                                      2,100         113,883
Groupe Danone                                              257          35,365
J Sainsbury PLC                                         12,800          86,856
Kellogg Co.                                              1,700          86,190
L'Oreal, SA                                                358          37,486
Nestle, SA                                                 448         153,920
Safeway, Inc.                                            4,900         151,557
The Clorox Co.                                           1,700         101,677
The Kroger Co.                                           5,500         130,955
The Procter & Gamble Co.                                19,150       1,185,385
Walgreen Co.                                             2,950         145,907
                                                                   -----------
                                                                     2,504,865
                                                                   -----------
                                                                     3,610,520
Consumer Cyclical-2.0%
Appliances & Household Durables-0.1%
Newell Rubbermaid, Inc.                                  2,300          62,077
Sony Corp.                                               1,300          56,390
                                                                   -----------
                                                                       118,467
Broadcasting & Publishing-0.8%
CBS Corp. Class B                                        4,900         139,895
Comcast Corp. Class A Special(e)                         5,100         178,041
Grupo Televisa, SA (ADR)                                 2,200          41,888
Societe Television Francaise 1                           4,050         129,444
The Walt Disney Co.                                      2,400          71,160
Time Warner, Inc.                                       10,100         167,862
Yahoo!, Inc.(e)                                         19,250         554,785
                                                                   -----------
                                                                     1,283,075
Leisure & Tourism-0.4%
Hilton Hotels Corp.                                      3,500          89,145
Las Vegas Sands Corp.(e)                                 1,000          69,810
McDonald's Corp.                                        12,100         434,390
Starbucks Corp.(e)                                       2,350          72,874
Whitbread PLC                                            4,516         105,286
                                                                   -----------
                                                                       771,505
Merchandising-0.7%
Esprit Holdings, Ltd.                                    2,000          16,606
Largan Precision Co., Ltd.                               1,050          21,706
Limited Brands, Inc.                                     3,500          90,055
Lowe's Cos., Inc.                                        7,600         205,656
Marks & Spencer Group PLC                               11,204         126,361
Office Depot, Inc.(e)                                    2,900         106,836


64 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Saks, Inc.                                               2,900         $41,847
Target Corp.                                             7,350         355,666
Whole Foods Market, Inc.                                 2,600         139,412
                                                                   -----------
                                                                     1,104,145
Recreation & Other Consumer-0.0%
Mattel, Inc.                                             2,200          41,448
                                                                   -----------
                                                                     3,318,640
Industrial Commodities-1.4%
Chemical-0.4%
Bayer AG                                                 1,626          80,696
Hercules, Inc.(e)                                        2,300          35,880
Monsanto Co.                                             8,200         389,008
PPG Industries, Inc.                                     1,300          82,368
The Lubrizol Corp.                                       1,400          60,886
                                                                   -----------
                                                                       648,838
Forest & Paper-0.2%
Kimberly-Clark Corp.                                     2,150         136,525
Smurfit-Stone Container Corp.(e)                         3,400          38,726
Svenska Cellulosa AB Class B                             1,900          81,401
                                                                   -----------
                                                                       256,652
Metal - Nonferrous-0.3%
BHP Billiton PLC                                         7,495         142,983
Rio Tinto PLC                                            2,807         141,612
Xstrata PLC                                              5,272         237,262
                                                                   -----------
                                                                       521,857
Metal - Steel-0.3%
JFE Holdings, Inc.                                       4,900         198,787
Mittal Steel Co. NV(e)                                   2,105          70,252
POSCO                                                      500         125,204
United States Steel Corp.                                2,400         139,608
                                                                   -----------
                                                                       533,851
Miscellaneous Materials-0.2%
Companhia Vale do Rio Doce (ADR)                         2,400          51,456
Crown Holdings, Inc.(e)                                  2,400          44,136
Nitto Denko Corp.                                        1,400         100,217
Owens-Illinois, Inc.(e)                                  3,100          46,996
Sonoco Products Co.                                      2,000          66,960
                                                                   -----------
                                                                       309,765
                                                                   -----------
                                                                     2,270,963
Telecommunications-1.3%
Telecommunications-1.3%
America Movil S.A. de C.V. (ADR)                        10,000         373,100
American Tower Corp. Class A(e)                          1,100          39,446
AT&T, Inc.                                              13,200         410,916
BellSouth Corp.                                          7,600         309,472
China Netcom Group Corp., Ltd.                          45,000          79,077
Crown Castle International Corp.(e)                      3,300         113,388
Embarq Corp.(e)                                            380          17,917


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 65


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                          11         $55,413
Sprint Corp.                                             9,300         157,356
Verizon Communications, Inc.                             9,800         344,764
Vodafone Group PLC                                      69,325         150,242
                                                                   -----------
                                                                     2,051,091
Utilities-0.5%
Electric & Gas-0.5%
Allegheny Energy, Inc.(e)                                1,600          66,784
Dominion Resources, Inc.                                 2,075         165,772
E.ON AG                                                  1,400         178,021
Endesa, SA                                               2,900         101,246
Entergy Corp.                                            1,800         139,770
RWE AG                                                     160          14,658
Wisconsin Energy Corp.                                   2,200          94,600
                                                                   -----------
                                                                       760,851
Construction & Housing-0.4%
Building Materials-0.2%
Buzzi Unicem SpA                                         3,100          69,606
CRH PLC                                                  4,508         155,929
                                                                   -----------
                                                                       225,535
Construction & Housing-0.2%
George Wimpey PLC                                        5,800          55,349
Leopalace21 Corp.                                        2,400          84,701
Persimmon PLC                                            2,400          56,896
Vinci, SA                                                1,446         156,537
                                                                   -----------
                                                                       353,483
Real Estate-0.0%
Sino Land Co., Ltd.                                     31,751          53,513
                                                                   -----------
                                                                       632,531
Transportation-0.3%
Transportation - Airlines-0.0%
Deutsche Lufthansa AG                                    4,000          79,265

Transportation - Road & Rail-0.2%
CSX Corp.                                                6,500         196,430
Norfolk Southern Corp.                                   2,300          98,279
                                                                   -----------
                                                                       294,709
Transportation - Shipping-0.1%
Mitsui OSK Lines, Ltd.                                  17,000         129,067
                                                                   -----------
                                                                       503,041
Total Common Stocks
  (cost $38,949,494)                                                48,016,877


66 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $1,900,000)                                    $ 1,900      $1,900,000

Total Investments-100.7%
  (cost $153,781,328)                                              162,455,741
Other assets less liabilities-(0.7)%                                (1,181,635)
                                                                   -----------
Net Assets-100%                                                   $161,274,106

INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                            Rate Type
                                   --------------------------
              Notional               Payments       Payments     Unrealized
    Swap       Amount  Termination   made by      received by   Appreciation/
Counterparty    (000)      Date    the Strategy  the Strategy  (Depreciation)
-------------------------------------------------------------------------------
Citigroup      1,000     6/22/07       BMA*         2.962%       $ (6,376)
Goldman Sachs    500     1/05/07       BMA*         3.405%           (612)
JP Morgan      1,000     4/05/07       BMA*         2.988%         (4,592)
JP Morgan        600    10/01/07       BMA*         3.635%            260
Merrill Lynch    600     7/12/08       BMA*         3.815%          3,268
Morgan Stanley   500    10/06/06       BMA*         3.217%           (590)

*   BMA (Bond Market Association)

(a) Represents entire or partial position segregated as collateral for interest rate swaps.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $377,001 or 0.2% of net assets.

(c) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(d) When-issued security.

(e) Non-income producing security.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 67


Glossary of Terms:
ACA     - American Capital Access Financial Guaranty Corporation
ADR     - American Depositary Receipt
AMBAC   - American Municipal Bond Assurance Corporation
AMT     - Alternative Minimum Tax-(subject to)
BANS    - Bond Anticipation Notes
CDA     - Community Development Administration
FGIC    - Financial Guaranty Insurance Company
FSA     - Financial Security Assurance, Inc.
GDR     - Global Depositary Receipt
GO      - General Obligation
IBC     - International Bancshares Corporation
ICR     - Issue Classification Rating
IDA     - Industrial Development Authority
ISD     - Independent School District
MBIA    - Municipal Bond Investors Assurance
PCR     - Pollution Control Revenue
PSF GTD - (Texas) Permanent Schools Funds
SCSDE   - The South Carolina State Department of Education
TANS    - Tax Anticipation Notes
TCRS    - Transferable Custody Receipts
TFA     - Transitional Finance Authority
XLCA    - XL Capital Assurance


See notes to financial statements.


68 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


STATEMENT OF ASSETS & LIABILITIES
August 31, 2006


                                      Wealth        Balanced          Wealth
                                   Appreciation      Wealth        Preservation
                                     Strategy       Strategy        Strategy
                                   -----------     -----------      -----------
Assets
Investments in securities, at
  value (cost $253,034,452,
  $302,383,376 and
  $153,781,328 respectively)      $280,323,416    $326,977,866    $162,455,741
Cash                                       120             992           2,604
Foreign cash, at value
  (cost $879,479, $646,629 and
  $108,734, respectively)(a)           881,177         647,172         108,869
Receivable for shares of
  beneficial interest sold           1,724,135       1,696,935         335,152
Dividends and interest receivable      499,511       2,059,944       1,140,583
Receivable for investment
  securities sold and foreign
  currency transactions                286,037         378,336          92,402
Unrealized appreciation of swap
  contracts                                 -0-          5,250           3,528

Total assets                       283,714,396     331,766,495     164,138,879

Liabilities
Payable for investments
  purchased                            664,091          11,633       2,080,507
Payable for shares of beneficial
  interest redeemed                    368,857         990,386         522,566
Advisory fee payable                   150,190         165,209          68,458
Distribution fee payable                87,974         154,178          79,681
Transfer Agent fee payable               7,347          15,749           7,070
Payable for variation margin on
  futures contracts                      4,803             799              -0-
Unrealized depreciation of swap
  contracts                                 -0-         14,384          12,170
Accrued expenses and other
  liabilities                           80,168         120,082          94,321

Total liabilities                    1,363,430       1,472,420       2,864,773

Net Assets                        $282,350,966    $330,294,075    $161,274,106

Composition of Net Assets
Shares of beneficial interest,
  at par                                  $202            $273            $139
Additional paid-in capital         254,203,730     324,178,676     150,921,029
Undistributed net investment
  income                               809,380         959,488         458,324
Accumulated net realized gain
  (loss) on investment and
  foreign currency transactions        (53,141)    (19,441,316)      1,233,290
Net unrealized appreciation of
  investments and foreign
  currency denominated assets
  and liabilities                   27,390,795      24,596,954       8,661,324
                                  $282,350,966    $330,294,075    $161,274,106


See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 69


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

                                                      Shares          Net Asset
Wealth Appreciation Strategy        Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
Class A                           $102,651,441       7,330,751          $14.00*
Class B                            $27,310,094       1,986,541          $13.75
Class C                            $47,688,929       3,467,155          $13.75
Advisor Class                     $104,700,502       7,429,512          $14.09

Balanced Wealth Strategy
-------------------------------------------------------------------------------
Class A                           $198,405,712      16,404,605          $12.09*
Class B                            $60,329,092       4,985,588          $12.10
Class C                            $63,888,779       5,269,098          $12.13
Advisor Class                       $7,670,492         633,600          $12.11

Wealth Preservation Strategy
-------------------------------------------------------------------------------
Class A                            $87,716,589       7,619,538          $11.51*
Class B                            $37,910,099       3,223,844          $11.76
Class C                            $29,954,479       2,544,653          $11.77
Advisor Class                       $5,692,939         493,548          $11.53


* The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy were $14.62, $12.63 and $12.02, respectively, which reflects a sales charge of 4.25%.

(a) Amounts equivalent to U.S. $91,346, $14,093 and $0, respectively, have been segregated as collateral for the financial futures contracts outstanding at August 31, 2006.

    See notes to financial statements.


70 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


STATEMENT OF OPERATIONS
Year Ended August 31, 2006


                                      Wealth        Balanced          Wealth
                                   Appreciation      Wealth        Preservation
                                     Strategy       Strategy        Strategy
                                   -----------     -----------      -----------
Investment Income
Dividends (net of foreign taxes
  withheld of $161,970, $120,140
  and $38,998, respectively)        $3,413,122      $2,623,297        $850,270
Interest                               340,202       5,623,807       3,683,450

Total income                         3,753,324       8,247,104       4,533,720

Expenses
Advisory fee                         1,206,800       1,634,390         853,966
Distribution fee--Class A              245,113         529,372         245,340
Distribution fee--Class B              251,173         596,515         403,283
Distribution fee--Class C              372,102         546,353         280,695
Transfer agency--Class A                47,409         179,676          77,631
Transfer agency--Class B                18,270          73,338          47,550
Transfer agency--Class C                22,682          57,525          28,340
Transfer agency--Advisor Class          22,858           6,495           4,899
Custodian                              353,440         336,194         296,993
Registration                            88,769          83,196          78,687
Legal                                   54,822          69,205          54,084
Audit                                   54,359          60,280          60,840
Trustees' fees                          33,348          35,988          35,567
Printing                                32,357          96,095          58,487
Miscellaneous                           21,202          23,446          22,417

Total expenses                       2,824,704       4,328,068       2,548,779
Less: expenses waived and
  reimbursed by the
  Adviser (see Note B)                      -0-         (5,392)       (215,889)
Less: expense offset arrangement
  (see Note B)                          (2,870)        (12,193)         (6,172)

Net expenses                         2,821,834       4,310,483       2,326,718

Net investment income                  931,490       3,936,621       2,207,002

Realized and Unrealized Gain
(Loss) on Investment and Foreign
Currency Transactions
Net realized gain (loss) on:
  Investment transactions(a)         1,273,037       7,983,837       3,281,136
  Futures contracts                      1,725          82,598          60,405
  Swap contracts                            -0-          6,749           6,838
  Foreign currency transactions        (55,575)        (40,626)         (7,628)
Net change in unrealized
  appreciation/depreciation of:
  Investments(b)                    13,532,186       6,011,627       1,195,298
  Futures contracts                     93,549          (1,782)         (6,657)
  Swap contracts                            -0-        (17,412)        (17,431)
  Foreign currency denominated
    assets and liabilities                 660           2,713           1,611

Net gain on investment and foreign
  currency transactions             14,845,582      14,027,704       4,513,572

Net Increase in Net Assets
  from Operations                  $15,777,072     $17,964,325      $6,720,574


(a) Net of foreign capital gains taxes of $9,558, $16,341 and $5,058, respectively.

(b) Net of change in accrued foreign capital gains taxes of $7,659, $17,082 and $4,257, respectively.

     See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 71


STATEMENT OF CHANGES IN NET ASSETS


                                                  Wealth Appreciation Strategy
                                                  ----------------------------
                                                    Year Ended    Year Ended
                                                     August 31,    August 31,
                                                       2006          2005
                                                  -------------  -------------
Increase in Net Assets
from Operations
Net investment income                                 $931,490         $16,643
Net realized gain on investment and
  foreign currency transactions                      1,219,187         476,190
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                13,626,395      12,077,779

Net increase in net assets
  from operations                                   15,777,072      12,570,612
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                              (68,449)        (32,122)
  Advisor Class                                        (12,852)         (4,267)
Net realized gain on investment
  transactions
  Class A                                             (827,126)             -0-
  Class B                                             (259,937)             -0-
  Class C                                             (336,345)             -0-
  Advisor Class                                        (54,820)             -0-
Transactions in Shares of Beneficial
Interest
Net increase                                       161,684,896      33,673,429

Total increase                                     175,902,439      46,207,652
Net Assets
Beginning of period                                106,448,527      60,240,875

End of period (including undistributed
  net investment income of $809,380 and
  $2,766, respectively)                           $282,350,966    $106,448,527

See notes to financial statements.


72 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                    Balanced Wealth Strategy
                                                  ----------------------------
                                                    Year Ended    Year Ended
                                                     August 31,    August 31,
                                                       2006          2005
                                                  -------------  -------------
Increase in Net Assets
from Operations
Net investment income                               $3,936,621      $2,242,204
Net realized gain on investment and
  foreign currency transactions                      8,032,558       3,566,499
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 5,995,146      12,544,337

Net increase in net assets from
  operations                                        17,964,325      18,353,040
Dividends to Shareholders from
Net investment income
  Class A                                           (2,464,624)     (1,458,235)
  Class B                                             (422,952)       (308,612)
  Class C                                             (389,405)       (201,189)
  Advisor Class                                       (106,947)        (36,726)
Transactions in Shares of Beneficial
Interest
Net increase                                        62,766,973      60,157,861

Total increase                                      77,347,370      76,506,139
Net Assets
Beginning of period                                252,946,705     176,440,566

End of period (including undistributed
  net investment income of $959,488 and
  $355,712, respectively)                         $330,294,075    $252,946,705


See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 73


                                                  Wealth Preservation Strategy
                                                  ----------------------------
                                                    Year Ended    Year Ended
                                                     August 31,    August 31,
                                                       2006          2005
                                                  -------------  -------------
Increase in Net Assets
from Operations
Net investment income                               $2,207,002      $1,181,685
Net realized gain on investment and
  foreign currency transactions                      3,340,751       2,294,268
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 1,172,821       3,743,063

Net increase in net assets
  from operations                                    6,720,574       7,219,016
Dividends to Shareholders from
Net investment income
  Class A                                           (1,302,786)       (707,348)
  Class B                                             (329,746)       (162,357)
  Class C                                             (228,422)        (88,117)
  Advisor Class                                        (94,449)        (22,808)
Transactions in Shares of Beneficial
Interest
Net increase                                        12,964,359      12,007,417

Total increase                                      17,729,530      18,245,803
Net Assets
Beginning of period                                143,544,576     125,298,773

End of period (including undistributed
  net investment income of $458,324 and
  $196,698, respectively)                         $161,274,106    $143,544,576


See notes to financial statements.


74 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTES TO FINANCIAL STATEMENTS
August 31, 2006


NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 75


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market ("OTC"), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets, because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


76 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class spe-


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 77


cific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                              Average Daily Net Assets
                                   --------------------------------------------
                                          First            Next    In Excess of
Tax-Managed Strategy               $2.5 Billion    $2.5 Billion      $5 Billion
-------------------------------------------------------------------------------
Wealth Appreciation                        .65%            .55%            .50%
Balanced Wealth                            .55%            .45%            .40%
Wealth Preservation                        .55%            .45%            .40%

Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                              Average Daily Net Assets
                                   --------------------------------------------
                             First           Next           Next    In Excess of
Tax-Managed Strategy    $5 Billion   $2.5 Billion   $2.5 Billion    $10 Billion
-------------------------------------------------------------------------------
Wealth Appreciation           .95%           .90%           .85%           .80%
Balanced Wealth               .75%           .70%           .65%           .60%
Wealth Preservation           .75%           .70%           .65%           .60%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis as follows:

Tax-Managed Strategy    Class A         Class B         Class C   Advisor Class
-------------------------------------------------------------------------------
Wealth Appreciation       1.50%           2.20%           2.20%           1.20%
Balanced Wealth           1.20%           1.90%           1.90%            .90%
Wealth Preservation       1.20%           1.90%           1.90%            .90%


78 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


For the year ended August 31, 2006, such reimbursement amounted to $0, $5,392 and $215,889, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABISmay make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $63,248, $191,591 and $87,415 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2006.

For the the year ended August 31, 2006, the Strategies' expenses were reduced by $2,870, $12,193 and $6,172 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that is has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2006 as follows:

                     Front End
                         Sales
                       Charges            Contingent Deferred Sales Charges
                     ----------------------------------------------------------
Tax-Managed Strategy   Class A         Class A         Class B         Class C
-------------------------------------------------------------------------------
Wealth Appreciation    $67,754         $    -0-        $54,461         $ 5,858
Balanced Wealth        111,166          14,292         100,135          17,741
Wealth Preservation     44,717             122          64,269          10,018

Brokerage commissions paid on investment transactions for the year ended August 31, 2006 amounted to $246,543, $145,421 and $50,841 for the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, of which $772 and $220; $1,056 and $117; and $767 and $83 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 79


Accrued expenses include amounts owed to one of the Trustees under a deferred compensation plan of $17,267 and $17,016 for the Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2006.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the the year ended August 31, 2006, were as follows:

Wealth Appreciation                                 Purchases         Sales
--------------------------                        ------------     -----------
Investment securities (excluding
  U.S. government securities)                     $223,231,055     $70,661,944
U.S. government securities                                  -0-             -0-


80 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Balanced Wealth                                      Purchases           Sales
--------------------------                        ------------     -----------
Investment securities (excluding
  U.S. government securities)                     $229,664,043    $164,037,793
U.S. government securities                           2,454,975       2,461,210

Wealth Preservation                                  Purchases           Sales
--------------------------                        ------------     -----------
Investment securities (excluding
  U.S. government securities)                     $122,217,169    $107,926,414
U.S. government securities                           6,442,530       6,462,504

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps, accrued foreign capital gains taxes and foreign currency transactions) are as follows:

                                            Gross          Gross
                                       Unrealized     Unrealized  Net Unrealized
Tax-Managed Strategy          Cost   Appreciation   Depreciation    Appreciation
--------------------------------------------------------------------------------
Wealth Appreciation   $254,365,468    $28,540,693    $(2,582,745)    $25,957,948
Balanced Wealth        302,855,051     27,364,600     (3,241,785)     24,122,815
Wealth Preservation    153,971,111      9,453,907       (969,277)      8,484,630

1. Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.

The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 81


of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategies, and/or the termination value at the end of the contract. Therefore, the Strategies consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategies accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


82 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

                                  Wealth Appreciation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            4,898,208     2,533,234     $66,729,377     $30,135,636
Shares issued in
  reinvestment of
  dividends and
  distributions           61,635         2,483         834,532          29,755
Shares converted
  from Class B            20,844         1,762         282,384          20,715
Shares redeemed       (2,048,099)     (871,923)    (28,378,847)    (10,290,188)
Net increase           2,932,588     1,665,556     $39,467,446     $19,895,918
Class B
Shares sold              547,010       643,294      $7,377,346      $7,527,294
Shares issued in
  reinvestment of
  distributions           17,447            -0-        233,100              -0-
Shares converted
  to Class A             (21,175)       (1,776)       (282,384)        (20,715)
Shares redeemed         (268,346)     (282,243)     (3,605,228)     (3,363,796)
Net increase             274,936       359,275      $3,722,834      $4,142,783
Class C
Shares sold            1,785,144     1,024,296     $24,023,741     $12,019,424
Shares issued in
  reinvestment of
  distributions           17,643            -0-        235,712              -0-
Shares redeemed         (393,216)     (325,916)     (5,284,851)     (3,825,947)
Net increase           1,409,571       698,380     $18,974,602      $8,193,477
Advisor Class
Shares sold            7,608,606       176,170    $105,921,806      $2,119,285
Shares issued in
  reinvestment of
  dividends and
  distributions            3,303           199          44,912           2,389
Shares redeemed         (464,888)      (57,839)     (6,446,704)       (680,423)
Net increase           7,147,021       118,530     $99,520,014      $1,441,251


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 83


                                     Balanced Wealth Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            6,610,145     5,763,487     $78,389,174     $62,247,897
Shares issued in
  reinvestment of
  dividends              195,756       123,502       2,301,152       1,367,384
Shares converted
  from Class B           198,998       227,643       2,359,347       2,533,410
Shares redeemed       (3,220,987)   (2,686,764)    (38,244,733)    (29,793,950)
Net increase           3,783,912     3,427,868     $44,804,940     $36,354,741
Class B
Shares sold            1,063,614     1,445,846     $12,642,353     $16,036,314
Shares issued in
  reinvestment of
  dividends               32,401        24,955         381,374         277,387
Shares converted
  to Class A            (199,279)     (227,946)     (2,359,347)     (2,533,410)
Shares redeemed         (941,601)     (933,142)    (11,181,285)    (10,379,113)
Net increase
  (decrease)             (44,865)      309,713       $(516,905)     $3,401,178
Class C
Shares sold            2,218,453     2,092,899     $26,450,391     $23,307,178
Shares issued in
  reinvestment of
  dividends               24,442        12,887         288,375         143,739
Shares redeemed         (912,637)     (682,705)    (10,854,129)     (7,613,515)
Net increase           1,330,258     1,423,081     $15,884,637     $15,837,402
Advisor Class
Shares sold              282,241       255,044      $3,359,217      $2,864,656
Shares issued in
  reinvestment of
  dividends                8,516         2,948         100,143          32,643
Shares redeemed          (72,323)      (30,078)       (865,059)       (332,759)
Net increase             218,434       227,914      $2,594,301      $2,564,540


84 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                   Wealth Preservation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended      Year Ended    Year Ended      Year Ended
                      August 31,     August 31,    August 31,      August 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            3,412,109     2,691,647     $38,723,456     $29,406,992
Shares issued in
  reinvestment of
  dividends              103,340        57,962       1,168,207         632,725
Shares converted
  from Class B            91,996        92,054       1,073,910       1,028,651
Shares redeemed       (2,270,441)   (1,809,424)    (25,863,311)    (19,749,851)
Net increase           1,337,004     1,032,239     $15,102,262     $11,318,517
Class B
Shares sold              395,053       765,722      $4,594,430      $8,509,488
Shares issued in
  reinvestment of
  dividends               23,488        11,995         271,189         134,230
Shares converted
  to Class A             (94,196)      (94,008)     (1,073,910)     (1,028,651)
Shares redeemed         (858,805)   (1,228,913)     (9,989,678)    (13,712,646)
Net decrease            (534,460)     (545,204)    $(6,197,969)    $(6,097,579)
Class C
Shares sold              926,841       855,218     $10,776,195      $9,554,155
Shares issued in
  reinvestment of
  dividends               13,997         5,552         161,861          62,205
Shares redeemed         (681,523)     (623,041)     (7,925,916)     (6,939,954)
Net increase             259,315       237,729      $3,012,140      $2,676,406
Advisor Class
Shares sold              168,799       382,796      $1,926,985      $4,208,116
Shares issued in
  reinvestment of
  dividends                8,167         1,870          92,337          20,508
Shares redeemed          (85,162)      (10,734)       (971,396)       (118,551)
Net increase              91,804       373,932      $1,047,926      $4,110,073


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 85


issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the the year ended August 31, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows:

                                                   August 31,        August 31,
                                                      2006             2005
                                                   ----------        ----------
Wealth Appreciation Strategy
Distributions paid from:
  Ordinary income                                     81,301         $36,389
  Long-term capital gains                          1,478,228              -0-

Total taxable distributions                        1,559,529          36,389

Total distributions paid                           1,559,529         $36,389


86 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                   August 31,        August 31,
                                                      2006             2005
                                                   ----------        ----------
Balanced Wealth Strategy
Distributions paid from:
  Ordinary income                                 $1,111,732        $696,030

Total taxable distributions paid                   1,111,732         696,030
Tax exempt distributions                           2,272,196       1,308,732

Total distributions paid                          $3,383,928      $2,004,762

Wealth Preservation Strategy
Distributions paid from:
  Ordinary income                                   $359,136        $224,474

Total taxable distributions paid                     359,136         224,474
Tax exempt distributions                           1,596,267         756,156

Total distributions paid                          $1,955,403        $980,630

As of August 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Wealth         Balanced         Wealth
                                  Appreciation       Wealth       Preservation
                                    Strategy        Strategy        Strategy
                                  ------------    ------------    ------------
Undistributed ordinary income(a)    $1,109,511      $1,184,006        $539,529
Undistributed long-term
  capital gains                        977,744              -0-      1,355,569
Accumulated capital and other
  gains/(losses)(b)                         -0-    (19,180,833)             -0-
Unrealized appreciation(c)          26,059,779      24,125,279       8,471,541

Total accumulated
  earnings/(deficit)(d)            $28,147,034      $6,128,452     $10,366,639


(a)  Includes tax exempt income of $0, $438,953 and $248,062, respectively.

(b) During the fiscal year ended August 31, 2006, the Balanced Wealth Strategy had a net capital loss carryforward of $19,180,833, of which $17,737,620 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $8,091,457 of prior year capital loss carryforwards. The Wealth Preservation Strategy had a net capital loss carryforward of $1,980,662, all of which expires in the year 2010. The Wealth Preservation Strategy utilized $1,980,662 of prior capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income(loss) accrual and mark-to-market on passive foreign investment companies and futures contracts.

(d) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferred compensation and accrual of swap income.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to a reclassification of foreign capital gains tax, disposition of a passive foreign investment company ("PFIC") and a foreign currency reclassification, resulted in a net decrease to undistributed net investment income and


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 87


a corresponding net decrease to accumulated net realized gain on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to a foreign currency reclassification, swap income reclassification and a disposition of a PFIC, resulted in a net increase in undistributed net investment income and a corresponding net decrease to accumulated net realized gain on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to a foreign currency reclassification, swap income reclassification and a disposition of a PFIC, resulted in a net increase in undistributed net investment income and a corresponding net decrease in accumulated net realized gain on investment and foreign currency transactions.

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


88 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 89


lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act,


90 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


and makes factual allegations generally similar to those in the Commission
Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs'


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 91


claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Strategies' independent registered public accounting firm for the 2006 fiscal year. A majority of the Trust's Board of Trustees, including a majority of the Independent Trustees approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Strategies' financial statements for the year ended August 31, 2005 and the period ended August 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Strategies and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Strategies' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax


92 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 93


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Appreciation Strategy
                                                               --------------------------------------
                                                                               Class A
                                                               --------------------------------------
                                                                                         September 2,
                                                                Year Ended August 31,      2003(a) to
                                                               ----------------------      August 31,
                                                                 2006           2005             2004
                                                               --------------------------------------
Net asset value, beginning of period                           $12.66         $10.77         $10.00
Income From Investment Operations
Net investment income(b)                                          .08            .04(c)         .01(c)(d)
Net realized and unrealized gain on investment and foreign
  currency transactions                                          1.42           1.86            .77
Net increase in net asset value from operations                  1.50           1.90            .78
Less: Dividends and Distributions
Dividends from net investment income                             (.01)          (.01)          (.01)
Distributions from net realized gain on investment
  transactions                                                   (.15)            -0-            -0-
Total dividends and distributions                                (.16)          (.01)          (.01)
Net asset value, end of period                                 $14.00         $12.66         $10.77
Total Return
Total investment return based on net asset value(e)             11.87%         17.65%          7.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $102,651        $55,691        $29,431
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                        1.36%(f)       1.50%          1.55%(g)
  Expenses, before waivers/reimbursements                        1.36%(f)       1.63%          2.28%(g)
  Net investment income                                           .59%(f)        .34%(c)        .10%(c)(d)(g)
Portfolio turnover rate                                            40%            51%            21%


See footnote summary on page 106.


94 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                     Wealth Appreciation Strategy
                                                               ---------------------------------------
                                                                               Class B
                                                               ---------------------------------------
                                                                                          September 2,
                                                                Year Ended August 31,       2003(a) to
                                                               ----------------------       August 31,
                                                                 2006           2005             2004
                                                               ---------------------------------------
Net asset value, beginning of period                           $12.51         $10.71         $10.00
Income From Investment Operations
Net investment loss(b)                                           (.02)          (.04)(c)       (.06)(c)(d)
Net realized and unrealized gain on investment and foreign
  currency transactions                                          1.41           1.84            .77
Net increase in net asset value from operations                  1.39           1.80            .71
Less: Distributions
Distributions from net realized gain on investment
  transactions                                                   (.15)            -0-            -0-
Net asset value, end of period                                 $13.75         $12.51          10.71
Total Return
Total investment return based on net asset value(e)             11.11%         16.81%          7.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                     $27,310        $21,413        $14,481
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                        2.09%(f)       2.20%          2.25%(g)
  Expenses, before waivers/reimbursements                        2.09%(f)       2.33%          2.95%(g)
  Net investment loss                                            (.16)%(f)      (.37)%(c)      (.57)%(c)(d)(g)
Portfolio turnover rate                                            40%            51%            21%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 95


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Wealth Appreciation Strategy
                                                               ---------------------------------------
                                                                               Class C
                                                               ---------------------------------------
                                                                                          September 2,
                                                                Year Ended August 31,       2003(a) to
                                                               ----------------------       August 31,
                                                                 2006           2005              2004
                                                               ---------------------------------------
Net asset value, beginning of period                           $12.52         $10.71         $10.00
Income From Investment Operations
Net investment loss(b)                                           (.01)          (.04)(c)       (.06)(c)(d)
Net realized and unrealized gain on investment and foreign
  currency transactions                                          1.39           1.85            .77
Net increase in net asset value from operations                  1.38           1.81            .71
Less: Distributions
Distributions from net realized gain on investment
  transactions                                                   (.15)            -0-            -0-
Net asset value, end of period                                 $13.75         $12.52         $10.71
Total Return
Total investment return based on net asset value(e)             11.02%         16.90%          7.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                     $47,689        $25,751        $14,558
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                        2.06%(f)       2.20%          2.25%(g)
  Expenses, before waivers/reimbursements                        2.06%(f)       2.33%          2.98%(g)
  Net investment loss                                            (.09)%(f)      (.36)%(c)      (.59)%(c)(d)(g)
Portfolio turnover rate                                            40%            51%            21%


See footnote summary on page 106.


96 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                     Wealth Appreciation Strategy
                                                               ---------------------------------------
                                                                             Advisor Class
                                                               ---------------------------------------
                                                                                          September 2,
                                                                Year Ended August 31,       2003(a) to
                                                               ----------------------       August 31,
                                                                 2006           2005              2004
                                                               ---------------------------------------
Net asset value, beginning of period                           $12.72         $10.80         $10.00
Income From Investment Operations
Net investment income(b)                                          .17            .08(c)         .01(c)(d)
Net realized and unrealized gain on investment and foreign
  currency transactions                                          1.38           1.87            .80
Net increase in net asset value from operations                  1.55           1.95            .81
Less: Dividends and Distributions
Dividends from net investment income                             (.03)          (.03)          (.01)
Distributions from net realized gain on investment
  transactions                                                   (.15)            -0-            -0-
Total dividends and distributions                                (.18)            -0-            -0-
Net asset value, end of period                                 $14.09         $12.72         $10.80
Total Return
Total investment return based on net asset value(e)             12.23%         18.02%          8.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $104,701         $3,594         $1,771
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                        1.01%(f)       1.20%          1.36%(g)
  Expenses, before waivers/reimbursements                        1.01%(f)       1.34%          2.65%(g)
  Net investment income                                          1.26%(f)        .64%(c)        .13%(c)(d)(g)
Portfolio turnover rate                                            40%            51%            21%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 97


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                       Balanced Wealth Strategy
                                            ------------------------------------------------------------------------------
                                                                               Class A
                                            ------------------------------------------------------------------------------
                                                                                          May 1,         Year Ended
                                                    Year Ended August 31,                2003 to          April 30,
                                            -------------------------------------     August 31,  ------------------------
                                                2006         2005         2004           2003(h)      2003         2002(i)
                                            -----------  -----------  -----------    -----------  -----------  -----------
Net asset value,
  beginning of period                         $11.49       $10.61       $10.04          $9.41       $10.30       $11.70
Income From Investment
  Operations
Net investment income(b)                         .19          .15(c)       .10(c)(d)      .00(j)       .05          .06
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .58          .87          .54            .63         (.82)       (1.46)
Net increase (decrease) in
  net asset value from
  operations                                     .77         1.02          .64            .63         (.77)       (1.40)
Less: Dividends
Dividends from net
  investment income                             (.17)        (.14)        (.07)            -0-        (.12)          -0-
Net asset value,
  end of period                               $12.09       $11.49       $10.61         $10.04        $9.41       $10.30
Total Return
Total investment return based
  on net asset value(e)                         6.72%        9.65%        6.36%          6.70%       (7.45)%     (11.97)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $198,406     $144,983      $97,552        $46,013      $43,743      $52,602
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.18%(f)     1.20%        1.31%          1.97%(g)     1.82%        1.58%
  Expenses, before waivers/
    reimbursements                              1.18%(f)     1.29%        1.80%          1.97%(g)     1.82%        1.58%
  Net investment
    income                                      1.60%(f)     1.35%(c)      .91%(c)(d)     .10%(g)      .57%         .59%
Portfolio turnover rate                           57%          51%         129%            20%          78%         116%



See footnote summary on page 106.


98 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                        Balanced Wealth Strategy
                                            --------------------------------------------------------------------------------
                                                                                Class B
                                            --------------------------------------------------------------------------------
                                                                                            May 1,        Year Ended
                                                    Year Ended August 31,                  2003 to         April 30,
                                            -------------------------------------       August 31,  ------------------------
                                                2006         2005         2004             2003(h)     2003         2002(i)
                                            -----------   -----------  -----------     -----------  -----------  -----------
Net asset value,
  beginning of period                         $11.50         $10.62       $10.08          $9.47       $10.34       $11.83
Income From Investment
  Operations
Net investment
  income (loss)(b)                               .10(c)         .07(c)       .02(c)(d)     (.02)        (.01)        (.02)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .58            .87          .53            .63         (.83)       (1.47)
Net increase (decrease)
  in net asset value from
  operations                                     .68            .94          .55            .61         (.84)       (1.49)
Less: Dividends
Dividends from net
  investment income                             (.08)          (.06)        (.01)            -0-        (.03)          -0-
Net asset value,
  end of period                               $12.10         $11.50       $10.62         $10.08        $9.47       $10.34
Total Return
Total investment return based
  on net asset value(e)                         5.97%          8.89%        5.50%          6.44%       (8.12)%     (12.60)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $60,329        $57,826      $50,135        $32,081      $31,781      $49,484
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.90%(f)       1.90%        2.03%          2.72%(g)     2.57%        2.32%
  Expenses, before waivers/
    reimbursements                              1.91%(f)       2.02%        2.53%          2.72%(g)     2.57%        2.32%
  Net investment
    income (loss)                                .86%(c)(f)     .64%(c)      .18%(c)(d)    (.66)%(g)    (.13)%       (.18)%
Portfolio turnover rate                           57%            51%         129%            20%          78%         116%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 99



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                       Balanced Wealth Strategy
                                            ------------------------------------------------------------------------------
                                                                               Class C
                                            ------------------------------------------------------------------------------
                                                                                          May 1,         Year Ended
                                                    Year Ended August 31,                2003 to          April 30,
                                            -------------------------------------     August 31,  ------------------------
                                                2006         2005         2004           2003(h)      2003         2002(i)
                                            -----------  -----------  -----------    -----------  -----------  -----------
Net asset value, beginning of period          $11.52       $10.64       $10.09         $9.48       $10.35       $11.85
Income From Investment
Operations
Net investment
  income (loss)(b)                               .11          .07(c)       .03(c)(d)    (.02)        (.01)        (.02)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.                                  .58          .87          .53           .63         (.83)       (1.48)
Net increase (decrease)
  in net asset value from
  operations                                     .69          .94          .56           .61         (.84)       (1.50)
Less: Dividends
Dividends from net
  investment income                             (.08)        (.06)        (.01)           -0-        (.03)          -0-
Net asset value,
  end of period                               $12.13       $11.52       $10.64        $10.09        $9.48       $10.35
Total Return
Total investment return based
  on net asset value(e)                         6.05%        8.87%        5.59%         6.43%       (8.11)%     (12.66)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $63,889      $45,364      $26,766        $5,920       $6,011       $9,134
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.89%(f)     1.90%        1.99%         2.69%(g)     2.54%        2.30%
  Expenses, before waivers/
    reimbursements                              1.89%(f)     2.00%        2.52%         2.69%(g)     2.54%        2.30%
  Net investment
    income (loss)                                .89%(f)      .65%(c)      .26%(c)(d)   (.63)%(g)    (.09)%       (.15)%
Portfolio turnover rate                           57%          51%         129%           20%          78%         116%


See footnote summary on page 106.


100 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                      Balanced Wealth Strategy
                                                          ----------------------------------------------
                                                                            Advisor Class
                                                          ----------------------------------------------
                                                                                            September 2,
                                                             Year Ended August 31,            2003(k) to
                                                          --------------------------          August 31,
                                                            2006                2005                2004
                                                          ----------------------------------------------
Net asset value, beginning of period                      $11.50              $10.62              $10.13
Income From Investment Operations
Net investment income(b)                                     .23                 .18(c)              .12(c)(d)
Net realized and unrealized gain on investment and
  foreign currency transactions                              .58                 .87                 .46
Net increase in net asset value from operations              .81                1.05                 .58
Less: Dividends
Dividends from net investment income                        (.20)               (.17)               (.09)
Net asset value, end of period                            $12.11              $11.50              $10.62
Total Return
Total investment return based on net asset value(e)         7.11%               9.95%               5.73%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $7,670              $4,774              $1,988
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                    .88%(f)             .90%               1.00%(g)
  Expenses, before waivers/reimbursements                    .88%(f)            1.00%               1.48%(g)
  Net investment income                                     1.91%(f)            1.66%(c)            1.24%(c)(d)(g)
Portfolio turnover rate                                       57%                 51%                129%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 101



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                             Wealth Preservation Strategy
                                       ------------------------------------------------------------------------
                                                                       Class A
                                       ------------------------------------------------------------------------
                                                                                  May 1,        Year Ended
                                              Year Ended August 31,              2003 to         April 30,
                                       ---------------------------------      August 31,   --------------------
                                          2006         2005         2004         2003(h)      2003      2002(i)
                                       ------------------------------------------------------------------------
Net asset value,
  beginning of period                   $11.16       $10.65       $10.28       $10.11       $10.07       $10.65
Income From Investment
Operations
Net investment income(b)(c)                .20          .13          .07(d)       .05          .23          .25
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .33          .50          .34          .19          .10         (.55)
Net increase (decrease)
  in net asset value
  from operations                          .53          .63          .41          .24          .33         (.30)
Less: Dividends
Dividends from net
  investment income                       (.18)        (.12)        (.04)        (.07)        (.29)        (.28)
Net asset value,
  end of period                         $11.51       $11.16       $10.65       $10.28       $10.11       $10.07
Total Return
Total investment return based
  on net asset value(e)                   4.79%        5.95%        3.94%        2.36%        3.37%       (2.80)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $87,717      $70,145      $55,937      $36,857      $36,133      $31,857
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.20%(f)     1.20%        1.33%        1.55%(g)     1.40%        1.40%
  Expenses, before waivers/
    reimbursements                        1.33%(f)     1.37%        1.79%        1.82%(g)     1.69%        1.70%
  Net investment income(c)                1.73%(f)     1.23%         .68%(d)     1.57%(g)     2.36%        2.46%
Portfolio turnover rate                     75%          63%         173%          37%          94%          72%


See footnote summary on page 106.


102 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                             Wealth Preservation Strategy
                                       ------------------------------------------------------------------------
                                                                       Class B
                                       ------------------------------------------------------------------------
                                                                                  May 1,        Year Ended
                                              Year Ended August 31,              2003 to         April 30,
                                       ---------------------------------      August 31,   --------------------
                                          2006         2005         2004         2003(h)      2003      2002(i)
                                       ------------------------------------------------------------------------
Net asset value,
  beginning of period                   $11.40       $10.87       $10.54       $10.37       $10.31       $10.90
Income From Investment
Operations
Net investment
  income (loss)(b)(c)                      .12          .06         (.01)(d)      .03          .17          .18
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .34          .51          .35          .19          .10         (.57)
Net increase (decrease) in
  net asset value from
  operations                               .46          .57          .34          .22          .27         (.39)
Less: Dividends
Dividends from net investment
  income                                  (.10)        (.04)        (.01)        (.05)        (.21)        (.20)
Net asset value,
  end of period                         $11.76       $11.40       $10.87       $10.54       $10.37       $10.31
Total Return
Total investment return based
  on net asset value(e)                   4.01%        5.25%        3.22%        2.12%        2.70%       (3.54)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $37,910      $42,831      $46,781      $48,199      $47,156      $41,984
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.90%(f)     1.90%        2.05%        2.25%(g)     2.10%        2.10%
  Expenses, before waivers/
    reimbursements                        2.06%(f)     2.10%        2.52%        2.55%(g)     2.42%        2.38%
  Net investment
    income (loss)(c)                      1.00%(f)      .51%        (.06)%(d)     .87%(g)     1.65%        1.74%
Portfolio turnover rate                     75%          63%         173%          37%          94%          72%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 103



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                             Wealth Preservation Strategy
                                       ------------------------------------------------------------------------
                                                                       Class C
                                       ------------------------------------------------------------------------
                                                                                  May 1,        Year Ended
                                              Year Ended August 31,              2003 to         April 30,
                                       ---------------------------------      August 31,   --------------------
                                          2006         2005         2004         2003(h)      2003      2002(i)
                                       ------------------------------------------------------------------------
Net asset value,
  beginning of period                   $11.41       $10.88       $10.55       $10.38       $10.32       $10.91
Income From Investment
Operations
Net investment income(loss)(b)(c)          .12          .06          .00(d)(j)    .03          .17          .19
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .34          .51          .34          .19          .10         (.58)
Net increase (decrease) in
  net asset value from
  operations                               .46          .57          .34          .22          .27         (.39)
Less: Dividends
Dividends from net
  investment income                       (.10)        (.04)        (.01)        (.05)        (.21)        (.20)
Net asset value,
  end of period                         $11.77       $11.41       $10.88       $10.55       $10.38       $10.32
Total Return
Total investment return based
  on net asset value(e)                   4.00%        5.25%        3.21%        2.12%        2.70%       (3.54)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $29,954      $26,075      $22,284       $9,091       $8,398       $7,466
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.90%(f)     1.90%        2.01%        2.25%(g)     2.10%        2.10%
  Expenses, before waivers/
    reimbursements                        2.04%(f)     2.08%        2.50%        2.54%(g)     2.41%        2.39%
  Net investment
    income (loss)(c)                      1.02%(f)      .53%        (.01)%(d)     .87%(g)     1.64%        1.74%
Portfolio turnover rate                     75%          63%         173%          37%          94%          72%


See footnote summary on page 106.


104 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                    Wealth Preservation Strategy
                                                          ----------------------------------------------
                                                                            Advisor Class
                                                          ----------------------------------------------
                                                                                            September 2,
                                                             Year Ended August 31,            2003(k) to
                                                          --------------------------          August 31,
                                                            2006                2005                2004
                                                          ----------------------------------------------
Net asset value, beginning of period                      $11.19              $10.67              $10.29
Income From Investment Operations
Net investment income(b)(c)                                  .23                 .18                 .09(d)
Net realized and unrealized gain on investment and
  foreign currency transactions                              .32                 .49                 .34
Net increase in net asset value from operations              .55                 .67                 .43
Less: Dividends
Dividends from net investment income                        (.21)               (.15)               (.05)
Net asset value, end of period                            $11.53              $11.19              $10.67
Total Return
Total investment return based on net asset value(e)         4.99%               6.33%               4.14%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $5,693              $4,494                $297
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                    .90%(f)             .90%                .99%(g)
  Expenses, before waivers/reimbursements                   1.03%(f)            1.10%               1.48%(g)
  Net investment income(c)                                  2.02%(f)            1.67%                .98%(d)(g)
Portfolio turnover rate                                       75%                 63%                173%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 105


(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d)   Net of expense waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)   Annualized.

(h)   The Strategy changed its fiscal year end from April 30 to August 31.

(i) As required, effective May 1, 2001, the Balanced Wealth Strategy and Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class
C. The effect of this change for the year ended April 30, 2002 for the Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(j)   Amount is less than $.005.

(k)   Commencement of distribution.

106 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE ALLIANCEBERNSTEIN PORTFOLIOS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy, each a series of the AllianceBernstein Portfolios (the "Funds") as of August 31, 2006, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2005 and the financial highlights for each of the presented years and periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy as of August 31, 2006, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.



/s/ KPMG LLP



New York, New York
October 27, 2006



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 107


TAX INFORMATION
(unaudited)



In accordance with Federal tax law, the Balanced Wealth Strategy and the Wealth Preservation Strategy designate 67.15% and 81.63%, respectively, of total dividends paid during the fiscal year ended August 31, 2006, as "exempt interest dividends".

For the fiscal year ended August 31, 2006, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. As such, 100% of total taxable ordinary dividends paid by Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, represents the amount of qualified dividend income.

100%, 87%, 81.60% of the total taxable ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

For fiscal year ended August 31, 2006, Wealth Appreciation Strategy designates $1,478,228 as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2007.


108 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TRUSTEES


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr. (1)



OFFICERS


Philip L. Kirstein, Senior Vice
  President and Independent
  Compliance Officer
Thomas J. Bardong, Vice President
Stephen Beinhacker, Vice President
Michael P. Curcio, Vice President
Henry S. D'Auria, Vice President
Robert B. Davidson III,
  Vice President
Drew Demakis(2), Vice President
Sharon E. Fay, Vice President
Marilyn Fedak, Vice President
Thomas J. Fontaine(2), Vice President
David P. Handke, Jr.,
  Vice President
Joshua Lisser(2), Vice President
John Mahedy, Vice President
Alison Martier, Vice President
Giulio A. Martini, Vice President
Christopher Marx, Vice President
Teresa L. Marziano, Vice President
Seth J. Masters(2), Vice President
Melanie A. May, Vice President
Christopher Nikolich(2),
  Vice President
Jimmy K. Pang, Vice President
Joseph G. Paul, Vice President
John D. Phillips, Vice President
James G. Reilly, Vice President
Paul Rissman, Vice President
Kevin F. Simms, Vice President
Christopher M. Toub,
  Vice President
P. Scott Wallace, Vice President
Greg J. Wilensky, Vice President
Kewjin Yuoh, Vice President
Emilie D. Wrapp, Clerk
Joseph J. Mantineo, Treasurer
  and Chief Financial Officer
Vincent S. Noto, Controller
  and Chief Accounting Officer


CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team. Messrs. Demakis, Fontaine, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy's portfolio.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 109


MANAGEMENT OF THE FUND



BOARD OF TRUSTEES INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                PORTFOLIOS
                                          PRINCIPAL                               IN FUND            OTHER
 NAME, ADDRESS,                         OCCUPATION(S)                             COMPLEX         TRUSTEESHIP
 DATE OF BIRTH,                          DURING PAST                            OVERSEEN BY         HELD BY
 (YEAR ELECTED*)                           5 YEARS                                TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Marc O. Mayer, ++              Executive Vice President of                           111
1345 Avenue of the             the Adviser since 2001 and
Americas                       Executive Managing Director of
New York, NY 10105             AllianceBernstein Investments,
10/2/57                        Inc. ("ABI") since 2003; prior
(2003)                         thereto he was head of
                               AllianceBernstein Institutional
                               Investments, a unit of the
                               Adviser from 2001-2003. Prior
                               thereto, Chief Executive Officer
                               of Sanford C. Bernstein & Co.,
                               LLC (institutional research and
                               brokerage arm of Bernstein &
                               Co. LLC ("SCB & Co.")) and its
                               predecessor since prior to 2001.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #, ##   Investment Adviser and an                             113              None
P.O. Box 5060                  Independent Consultant. He
Greenwich, CT 06831            was formerly Senior Manager
9/7/32                         of Barrett Associates, Inc., a
(Chairman of the Board)        registered investment adviser,
(1998)                         with which he had been associated
                               since prior to 2001. He was for-
                               merly Deputy Comptroller and
                               Chief Investment Officer of the
                               State of New York and, prior
                               thereto, Chief Investment Officer
                               of the New York Bank for
                               Savings.

Ruth Block, #, **              Formerly Executive Vice                               100              None
500 SE Mizner Blvd.            President and Chief Insurance
Boca Raton, FL 33432           Officer of The Equitable Life
11/7/30                        Assurance Society of the United
(1993)                         States; Chairman and Chief
                               Executive Officer of Evlico (ins-
                               urance); Director of Avon, BP (oil
                               and gas), Ecolab Incorporated
                               (specialty chemicals), Tandem
                               Financial Group and Donaldson,
                               Lufkin & Jenrette Securities
                               Corporation; Governor at Large,
                               National Association of
                               Securities Dealers, Inc.


110 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



                                                                                PORTFOLIOS
                                          PRINCIPAL                               IN FUND            OTHER
 NAME, ADDRESS,                         OCCUPATION(S)                             COMPLEX         TRUSTEESHIP
 DATE OF BIRTH,                          DURING PAST                            OVERSEEN BY         HELD BY
 (YEAR ELECTED*)                           5 YEARS                                TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

David H. Dievler, #            Independent Consultant. Until                       112               None
P.O. Box 167                   December 1994 he was Senior
Spring Lake, NJ 07762          Vice President of AllianceBernstein
10/23/29                       Corporation (formerly Alliance
(1999)                         Capital Management Corporation)
                               responsible for mutual fund
                               administration. Prior to joining
                               AllianceBernstein Corporation
                               in 1984, he was Chief Financial
                               Officer of Eberstadt Asset
                               Management since 1968. Prior
                               to that, he was a Senior
                               Manager at Price Waterhouse &
                               Co. Member of American
                               Institute of Certified Public
                               Accountants since 1953.

John H. Dobkin, #              Consultant. Formerly President                      111               None
P.O. Box 12                    of Save Venice, Inc. (preservation
Annandale, NY 12504            organization) from 2001-2002,
2/19/42                        Senior Advisor from June 1999-
(1999)                         June 2000 and President of
                               Historic Hudson Valley (historic
                               preservation) from December
                               1989-May 1999. Previously,
                               Director of the National Academy
                               of Design and during
                               1988-1992, Director and
                               Chairman of the Audit
                               Committee of AllianceBernstein
                               Corporation (formerly Alliance
                               Capital Management
                               Corporation).

Michael J. Downey, #           Consultant since January 2004.                      111            Asia Pacific
c/o AllianceBernstein L.P.     Formerly managing partner of                                        Fund, Inc.,
Attn. Philip L. Kirstein       Lexington Capital, LLC (investment                                    and The
1345 Avenue of the             advisory firm) from 1997 until                                      Merger Fund
Americas                       December 2003. Prior thereto,
New York, NY 10105             Chairman and CEOof Prudential
1/26/44                        Mutual Fund Management
(2005)                         from 1987 to 1993.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 111



                                                                                PORTFOLIOS
                                          PRINCIPAL                               IN FUND            OTHER
 NAME, ADDRESS,                         OCCUPATION(S)                             COMPLEX         TRUSTEESHIP
 DATE OF BIRTH,                          DURING PAST                            OVERSEEN BY         HELD BY
 (YEAR ELECTED*)                           5 YEARS                                TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

D. James Guzy, #               Chairman of the Board of PLX                        111               Intel
P.O. Box 128                   Technology (semi-conductors)                                       Corporation
Glenbrook, NV 89413            and of SRC Computers Inc.,                                           (semi-
3/7/36                         with which he has been associated                                  conductors);
(2005)                         since prior to 2001. He is also                                    Cirrus Logic
                               President of the Arbor Company                                     Corporation
                               (private family investments).                                        (semi-
                                                                                                  conductors);
                                                                                                 and the Davis
                                                                                                   Selected
                                                                                                   Advisors
                                                                                                   Group of
                                                                                                 Mutual Funds

Nancy P. Jacklin, #            Formerly U.S. Executive                             111
4046 Chancery                  Director of the International
Court, NW                      Monetary Fund (December
Washington, DC 20007           2002-May 2006); partner,
5/22/48                        Clifford Chance (1992-2002);
(2006)                         Senior Counsel, International
                               Banking and Finance, and Associate
                               General Counsel, Citicorp (1985-
                               1992); Assistant General Counsel
                                (International), Federal Reserve Board
                               of Governors (1982-1985); and
                               Attorney Advisor, U.S. Department of
                               the Treasury (1973-1982). Member of
                               the Bar of the District of Columbia
                               and of New York; and member of
                               the Council on Foreign Relations.

Marshall C. Turner, Jr., #     Principal of Turner Venture                         111             The George
220 Montgomery Street          Associates since prior to 2001.                                       Lucas
Penthouse 10                   From 2003 until May 31, 2006,                                      Educational
San Francisco,                 he was CEO of Toppan                                               Foundation;
CA 94104                       Photomasks, Inc. (semi-conductor                                       and
10/10/41                       manufacturing services), Austin,                                    National
(2005)                         Texas.                                                            Datacast, Inc.



*   There is no stated term of office for the Fund's Trustees.

** Ms.Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.


112 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



     NAME, ADDRESS*               POSITIONS HELD                    PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                WITH TRUST                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marc O. Mayer                   President and                 See biography above.
10/02/57                        Chief Executive Officer

Philip L. Kirstein              Senior Vice President         Senior Vice President and Independent
05/29/45                        and Independent               Compliance Officer of the
                                Compliance Officer            AllianceBernstein Funds, with which he
                                                              has been associated since October
                                                              2004. Prior thereto, he was Of Counsel
                                                              to Kirkpatrick and Lockhart, LLP from
                                                              October 2003 to October 2004 and
                                                              General Counsel of Merrill Lynch
                                                              Investment Managers, L.P. since prior
                                                              to 2001.

Thomas J. Bardong               Vice President                Senior Vice President of the Adviser**,
4/28/45                                                       with which he has been associated
                                                              since prior to 2001.

Stephen Beinhacker              Vice President                Senior President of the Adviser**, with
10/11/64                                                      which he has been associated since
                                                              prior to 2001.

Michael P. Curcio               Vice President                Senior Vice President of the Adviser**,
9/30/65                                                       with which he has been associated
                                                              since prior to 2001.

Henry S. D'Auria                Vice President                Senior Vice President of the Adviser**,
12/23/61                                                      with which he has been associated
                                                              since prior to 2001, Chief Investment
                                                              Officer of Emerging Markets Value
                                                              Equities since 2002 and Co-Chief
                                                              Investment Officer of International Value
                                                              Equities since June 2003.

Robert B. Davidson III          Vice President                Senior Vice President of the Adviser**,
4/08/61                                                       with which he has been associated
                                                              since prior to 2001.

Drew Demakis                    Vice President                Senior Vice President of the Adviser**,
8/21/63                                                       with which he has been associated
                                                              since prior to 2001.

Sharon E. Fay                   Vice President                Executive Vice President of the
6/19/60                                                       Adviser**, with which she has been
                                                              associated since prior to 2001, and
                                                              Chief Investment Officer of Global Value
                                                              Equities (since June 2003) and U.K.
                                                              and European Value Equities (since
                                                              prior to 2001). She has also chaired the
                                                              Global, European and U.K. Value
                                                              Investment Policy Groups since prior to
                                                              2001.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 113




     NAME, ADDRESS*               POSITIONS HELD                    PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                WITH TRUST                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marilyn Fedak                   Vice President                Executive Vice President of the
1/3/47                                                        Adviser**, with which she has been
                                                              associated since prior to 2001, Co-
                                                              Chief Investment Officer of U.S. Value
                                                              Equities and Head of Sanford C.
                                                              Bernstein & Co., Inc.'s Value Equities
                                                              Business.

Thomas J. Fontaine              Vice President                Senior Vice President of the Adviser**,
8/20/65                                                       with which he has been associated
                                                              since prior to 2001.

David P. Handke, Jr.            Vice President                Senior Vice President of the Adviser**,
8/12/49                                                       with which he has been associated
                                                              since prior to 2001.

Joshua Lisser                   Vice President                Senior Vice President of the Adviser**,
11/9/66                                                       with which he has been associated
                                                              since prior to 2001.

John Mahedy                     Vice President                Senior Vice President of the Adviser**,
7/26/63                                                       with which he has been associated
                                                              since prior to 2001, Co-Chief
                                                              Investment Officer of U.S. Value
                                                              Equities since 2003 and Director of
                                                              Research-U.S. Value Equities since
                                                              2001.

Alison Martier                  Vice President                Senior Vice President of the Adviser**,
1/29/57                                                       with which she has been associated
                                                              since prior to 2001.

Giulio A. Martini               Vice President                Senior Vice President of the Adviser**,
7/2/55                                                        with which he has been associated
                                                              since prior to 2001, and Head of
                                                              Quantitative and Currency Strategies
                                                              Value Equities since July 2003.

Christopher Marx                Vice President                Senior Vice President of the Adviser**,
9/9/67                                                        with which he has been associated
                                                              since prior to 2001.

Teresa L. Marziano,             Vice President                Senior Vice President of the Adviser**,
09/01/54                                                      with which she has been associated
                                                              since prior to 2001, and Co-Chief
                                                              Investment Officer of Real Estate
                                                              Investments since July 2004.

Seth J. Masters                 Vice President                Executive Vice President of the
6/04/59                                                       Adviser**, with which he has been
                                                              associated since prior to 2001, Chief
                                                              Investment Officer of Style Blend and
                                                              Core Equity Services and Head of the
                                                              U.S. and Global Style Blend teams.


114 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES




     NAME, ADDRESS*               POSITIONS HELD                    PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                WITH TRUST                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Melanie A. May                  Vice President                Vice President of the Adviser**, with
12/19/69                                                      which she has been associated since
                                                              prior to 2001.

Christopher Nikolich            Vice President                Senior Vice President of the Adviser**,
10/10/69                                                      with which he has been associated
                                                              since prior to 2001.

Jimmy K. Pang                   Vice President                Senior Vice President of the Adviser**,
08/21/73                                                      with which he has been associated
                                                              since prior to 2001.

Joseph G. Paul                  Vice President                Senior Vice President of the Adviser**,
02/08/60                                                      with which he has been associated
                                                              since prior to 2001, Chief Investment
                                                              Officer of Small- and Mid-Capitalization
                                                              Value Equities since 2002, Chief
                                                              Investment Officer of Advanced Value
                                                              since prior to 2001 and Co-Chief
                                                              Investment Officer of Real Estate
                                                              Investments since July 2004.

John D. Philips                 Vice President                Senior Vice President of the Adviser**,
3/7/1947                                                      with which he has been associated
                                                              since prior to 2001.

James G. Reilly                 Vice President                Executive Vice President of the
7/2/61                                                        Adviser**, with which he has been
                                                              associated since prior to 2001.

Paul Rissman                    Vice President                Executive Vice President of the
11/10/1956                                                    Adviser**, with which he has been
                                                              associated since prior to 2001.

Kevin F. Simms                  Vice President                Senior Vice President of the Adviser**,
3/23/66                                                       with which he has been associated
                                                              since prior to 2001, Co-Chief
                                                              Investment Officer of International Value
                                                              Equities since 2003 and Director of
                                                              Research for Global Value and
                                                              International Value Equities since prior
                                                              to 2001.

Christopher M. Toub             Vice President                Executive Vice President of the
06/15/59                                                      Adviser**, with which he has been
                                                              associated since prior to 2001.

P. Scott Wallace                Vice President                Senior Vice President of the Adviser**,
10/11/64                                                      with which he has been associated
                                                              since prior to 2001.

Greg J. Wilensky                Vice President                Vice President of the Adviser**, with
04/27/67                                                      which he has been associated since
                                                              prior to 2001, and Director of Stable
                                                              Value Investments.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 115




     NAME, ADDRESS*               POSITIONS HELD                    PRINCIPAL OCCUPATION
   AND DATE OF BIRTH                WITH TRUST                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Kewjin Yuoh                     Vice President                Vice President of the Adviser**, with
3/11/72                                                       which he has been associated since
                                                              March 2003. Prior thereto, he was a
                                                              Vice President of Credit Suisse Asset
                                                              Management since prior to 2001 until
                                                              2002.

Emilie D. Wrapp                 Clerk                         Senior Vice President, Assistant
11/13/55                                                      General Counsel and Assistant
                                                              Secretary of ABI**, with which she has
                                                              been associated since prior to 2001.

Joseph J. Mantineo              Treasurer and Chief           Senior Vice President of ABIS**, with
3/28/59                         Financial Officer             which he has been associated since
                                                              prior to 2001.

Vincent S. Noto                 Controller                    Vice President of ABIS**, with which he
12/14/64                                                      has been associated since prior to
                                                              2001.


* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Trust.
The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


116 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE STRATEGIES' INVESTMENT ADVISORY AGREEMENT

In this disclosure, the term "Trust" refers to The AllianceBernstein Portfolios, and the term "Strategy" refers to AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy or AllianceBernstein Tax-Managed Wealth Preservation Strategy, as appropriate. There is a single investment advisory agreement between the Adviser and the Trust that relates to all three Strategies.

The Trust's disinterested trustees (the "trustees") unanimously approved continuances of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Adviser in respect of each Strategy at meetings held on June 14, 2006 and August 1, 2006.

In preparation for the meetings, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed independent evaluations from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of each Strategy (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received presentations from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The trustees noted that the Senior Officer's evaluations considered the following factors in respect of each Strategy: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Strategy grows larger; and nature and quality of the Adviser's services including the performance of the Strategy.

Prior to voting, the trustees reviewed the proposed continuances of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The trustees also discussed the proposed continuances in three private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 117


continuances of the Advisory Agreement in respect of each Strategy, the trustees considered all factors they believed relevant, including the following:

   1. information comparing the performance of each of the Strategies to other investment companies with similar investment objectives;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of each Strategy and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Strategy and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for each Strategy and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Strategy grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Strategies, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Strategies;

   9. portfolio turnover rates for each Strategy compared to other investment companies with similar investment objectives;

   10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Strategies;

   11. the Adviser's representation that it does not advise other clients with a substantially similar investment style as any of the Strategies;

   12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of each Strategy's portfolio management team and other senior personnel of the Adviser; and

   14.  the terms of the Advisory Agreement.


118 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Strategy.

The trustees determined that the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement in respect of that Strategy, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Strategy (including their determinations that the Adviser should continue to be the investment adviser for each Strategy, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers each Strategy's business and other affairs. The Adviser manages the investment of the assets of each Strategy, including making purchases and sales of portfolio securities consistent with the Strategy's investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Strategy with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Strategy) and executive and other personnel as are necessary for the Strategy's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Strategies.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 119



developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Strategies' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Strategies' other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Strategies. The trustees focused on the profitability of the Adviser's relationships with the Strategies before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to each Strategy and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Strategy was not excessive. The trustees noted that the Adviser's relationships with AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy were not profitable to it in calendar 2004.


120 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



FALL-OUT BENEFITS

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2006 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from each Strategy in respect of classes of shares of the Strategy that are subject to the Trust's 12b-1 plans and retains a portion of such 12b-1 fees from the Strategy, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Strategies and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Strategies and receives compensation from the Strategies for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Strategies subject to satisfaction of certain requirements and receive brokerage commissions from the Strategies and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

INVESTMENT RESULTS

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Strategy at each regular Board meeting during the year. At the meetings, the trustees reviewed information from a report prepared by Lipper showing performance for Class A shares of each Strategy as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe"). The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of each Strategy as compared to a securities index.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 121



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY

The trustees reviewed Lipper reports showing performance for Class A shares of AllianceBernstein Tax-Managed Wealth Appreciation Strategy as compared to a Performance Group of 5 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 12 to 11 funds (depending on the period) in its Lipper category selected by Lipper for periods ended April 30, 2006 over the 1-year and since inception periods (September 2003 inception). The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Strategy as compared to a composite index (70% Standard & Poor's 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1-year and since inception periods. The trustees noted that in the Performance Group and Performance Universe comparisons the Strategy was in the 4th quintile in the 1-year period and 5th quintile in the since inception period. The comparative information showed that the Strategy outperformed the Index in the 1-year period and underperformed the Index in the YTD and since inception periods. Based on their review, the trustees concluded that the AllianceBernstein Tax-Managed Wealth Preservation Strategy's relative performance over time was satisfactory.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Tax-Managed Balanced Wealth Strategy as compared to a Performance Group of 15 to 9 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 78 to 24 funds (depending on the year) in its Lipper category selected by Lipper for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Strategy as compared to a composite index (50% Standard & Poor's 500 Stock Index/ 50% Lehman Brothers 5 year General Obligation Municipal Index) (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1-, 3-, 5-, 10-year and since inception periods (May 1992 inception). The trustees noted that in the Performance Group and Performance Universe comparisons the Strategy was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period and 5th quintile in the 5- and 10-year periods. The comparative information showed that the Strategy outperformed the Index in the YTD, 1- and 3-year periods, and underperformed the Index in the 5- and 10-year and since inception periods. The trustees noted that the Strategy's investment strategy had significantly changed in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. Based on their review, the trustees concluded that the AllianceBernstein Tax-Managed Balanced Wealth Strategy's relative performance over time was satisfactory.


122 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Tax-Managed Wealth Preservation Strategy as compared to a Performance Group of 4 to 1 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 64 to 6 funds (depending on the year) in its Lipper category selected by Lipper for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Strategy as compared to a composite index (70% Lehman Brothers 5 year General Obligation Municipal Index/30% Standard & Poor's 500 Stock Index) (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1-, 3-, 5-, 10-year and since inception periods (May 1992 inception). The trustees noted that in the Performance Group comparison the Strategy was 1 out of 4 in the 1-year period, 3 out of 3 in the 3-year period, 2 out of 2 in the 5-year period and 1 out of 1 in the 10-year period, and in the Performance Universe comparison the Strategy was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year and 10-year periods and 4th quintile in the 5-year period. The comparative information showed that the Strategy outperformed the Index in the YTD and 1-year periods and underperformed the Index in all other periods reviewed. The trustees noted that the Strategy's investment strategy had significantly changed in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. Based on their review, the trustees concluded that the AllianceBernstein Tax-Managed Wealth Preservation Strategy's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involve investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the Strategy). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to the Strategies. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifi-


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 123



cations). The Adviser also coordinates the provision of services to the Strategies by non-affiliated service providers and is responsible for the compensation of the Trust's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Strategies reflect the costs and risks of the additional obligations. The Adviser also noted that since each Strategy is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy's latest fiscal year expense ratio. The trustees recognized that the expense ratio information for each Strategy potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Strategy by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY

The trustees noted that AllianceBernstein Tax-Managed Wealth Appreciation Strategy's at approximate current size contractual effective fee rate of 65 basis points was significantly lower than the Expense Group median. The trustees noted that the Strategy's total expense ratio, which had been capped by the Adviser, was the same as the Expense Group median and slightly lower than the Expense Universe median. The trustees concluded that AllianceBernstein Tax-Managed Wealth Appreciation Strategy's expense ratio was satisfactory.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY

The trustees noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The trustees noted that the Strategy's total expense ratio, which had been capped by the Adviser, was somewhat lower than the Expense Group median and the same as the Expense Universe median. The trustees concluded that the AllianceBernstein Tax-Managed Balanced Wealth Strategy's expense ratio was satisfactory.


124 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY

The trustees noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The trustees noted that the Strategy's total expense ratio, which had been capped by the Adviser, was slightly lower than the Expense Group and Expense Universe medians. The trustees concluded that AllianceBernstein Tax-Managed Wealth Preservation Strategy's expense ratio was satisfactory.

ECONOMIES OF SCALE

The trustees noted that the advisory fee schedule for each Strategy contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a Strategy's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that each Strategy's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Strategy's net assets.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 125



THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and The AllianceBernstein Portfolios (the "Trust") in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a "Strategy" and collectively the "Strategies"), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1. Advisory fees charged to institutional and other clients of the Adviser for like services;

  2.   Advisory fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.   Possible economies of scale as the Strategies grow larger; and

  6. Nature and quality of the Adviser's services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is



(1) It should be noted that the information in the fee summary was completed on July 24, 2006 and presented to the Board of Trustees on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include "AllianceBernstein."


126 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

Category         Advisory Fees            Net Assets           Strategy
-------------------------------------------------------------------------------
Balanced   55 bp on 1st $2.5 billion       $329.0       Tax-Managed Balanced
           45 bp on next $2.5 billion                   Wealth Strategy
           40 bp on the balance

Blend      65 bp on 1st $2.5 billion       $252.7       Tax-Managed Wealth
           55 bp on next $2.5 billion                   Appreciation Strategy
           50 bp on the balance

Balanced   55 bp on 1st $2.5 billion       $158.5       Tax-Managed Wealth
           45 bp on next $2.5 billion                   Preservation Strategy
           40 bp on the balance

The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratios to the amounts set forth below for the Strategy's current fiscal year. The waiver is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice. It should be noted that Tax-Managed Wealth Appreciation Strategy was operating below its expense caps as of the Strategy's most recent semi-annual period; accordingly, the expense limitation undertaking of that Strategy was of no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

                        Expense Cap Pursuant to     Gross
                          Expense Limitation       Expense
      Strategy                Undertaking          Ratio(4)    Fiscal Year End
-------------------------------------------------------------------------------
Tax-Managed Balanced       Class A     1.20%        1.25%         August 31
Wealth Strategy            Class B     1.90%        1.97%       (ratios as of
                           Class C     1.90%        1.95%        February 28,
                           Advisor     0.90%        0.95%           2006)

Tax-Managed Wealth         Class A     1.50%        1.46%        August 31
Appreciation Strategy      Class B     2.20%        2.19%      (ratios as of
                           Class C     2.20%        2.17%       February 28,
                           Advisor     1.20%        1.18%          2006)

Tax-Managed Wealth         Class A     1.20%        1.40%        August 31
Preservation Strategy      Class B     1.90%        2.12%      (ratios as of
                           Class C     1.90%        2.11%       February 28,
                           Advisor     0.90%        1.10%          2006)



(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)   Annualized.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 127



I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies. However, with respect to the Strategies, the Adviser represented that there are no institutional products that have substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. In contrast to the Strategies, such AVPS portfolios are managed


128 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



without regard to taxes. The following table shows the fee schedules of the AVPS portfolios that have somewhat similar investment styles as certain of the
Strategies:

Strategy                    AVPS Portfolio                Fee Schedule
-------------------------------------------------------------------------------
Tax-Managed Balanced        Balanced Wealth        0.55% on first $2.5 billion
Wealth Strategy             Strategy Portfolio     0.45% on next $2.5 billion
                                                   0.40% on the balance

Tax-Managed Wealth          Wealth Appreciation    0.65% on first $2.5 billion
Appreciation Strategy       Strategy Portfolio     0.55% on next $2.5 billion
                                                   0.50% on the balance

The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for each of the Global Wealth Strategies:

Fund                                                    Fee
-------------------------------------------------------------------------------
Global Equity Blend                                    1.60%
Global Balanced                                        1.40%
Global Conservative                                    1.15%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES  FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Strategy's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Strategy.(6)



(5) The "all-in" fee shown is for the Class A shares of each of the Global Wealth Strategies. This includes a fee for investment advisory services and a separate fee for distribution related services.

(6) The effective management fee is calculated by Lipper using each Strategy's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Strategy has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 129



                                                Effective    Lipper
                                                Management    Group
Strategy                                          Fee(7)     Median       Rank
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy              0.550       0.750       1/15
Tax-Managed Wealth Appreciation Strategy(8)       0.650       0.825       1/15
Tax-Managed Wealth Preservation Strategy(9)       0.550       0.700       1/13

Lipper also analyzed the total expense ratio of each Strategy in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Strategy. It should be noted that at the request of the Senior Officer and the Adviser, because of the limited number of peers in the expense groups and universes, Lipper expanded the expense groups and universes of Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy to



(7) The effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(8) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Expense Group, including the Strategy itself, consists of 5 peers of Global Large-Cap Growth Fund ("GLCG"), 5 peers of Global Large-Cap Core Fund ("GLCC"), and 5 peers of Global Multi-Cap Growth Fund ("GMLG"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of GLCG, GLCC and GMLG, excluding outliers.

(9) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Lipper Expense Group, including the Strategy itself, consists of 4 peers of Mixed-Asset Target Allocation Conservative Funds ("MTAC") and 9 peers of Mixed-Asset Target Allocation Moderate Funds ("MTAM"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of MTAC and MTAM, excluding outliers.

(10) Lipper uses the following criteria in screening funds to be included in each Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


130 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



include funds of similar (but not the same) investment classifications/objectives of such Strategies. The result of that analysis is set forth below:

                            Expense     Lipper    Lipper     Lipper    Lipper
                             Ratio      Group      Group    Universe  Universe
Strategy                    (%)(12)   Median (%)   Rank    Median (%)   Rank
-------------------------------------------------------------------------------
Tax-Managed Balanced
  Wealth Strategy            1.196      1.260      5/15      1.196      16/31

Tax-Managed Wealth
  Appreciation Strategy(13)  1.500      1.500      8/15      1.519      16/34

Tax-Managed Wealth
  Preservation Strategy(14)  1.200      1.258      5/13      1.258      23/55

Based on this analysis, the Strategies have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to each Strategy increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Strategies, certain of the Adviser's affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable



(12)   The total expense ratios shown are for the Strategies' Class A shares.

(13)   See footnote 8.

(14)   See footnote 9.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 131


profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Strategies.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Strategies' principal underwriter. ABI and the Adviser have disclosed in the Strategies' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies' Class A shares during the Strategies' most recently completed fiscal year:

Strategy                                                     Amount Received
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy                             $94,378
Tax-Managed Wealth Appreciation Strategy                         $45,546
Tax-Managed Wealth Preservation Strategy                         $46,201

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies' most recent fiscal year:

Strategy                                 12b-1 Fees Received     CDSC Received
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy          $1,271,290            $135,519
Tax-Managed Wealth Appreciation Strategy      $  514,989            $ 73,189
Tax-Managed Wealth Preservation Strategy      $  889,466            $150,738

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account



(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


132 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Strategies in the most recent fiscal year:

Strategy                                                 ABIS Fee(16)
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy                     $207,283
Tax-Managed Wealth Appreciation Strategy                 $ 36,225
Tax-Managed Wealth Preservation Strategy                 $ 104,658

The Strategies effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Strategies' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Strategies is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data,



(16) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Strategy's account.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 133



researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $625 billion as of June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Strategies relative to their Lipper Performance Groups and Lipper Performance Universes(17) for the periods ended April 30, 2006:(18)

Tax-Managed Balanced Wealth Strategy           Group           Universe
-------------------------------------------------------------------------------
1 year                                          4/15             28/78
3 year                                          8/14             32/55
5 year                                         10/12             38/42
10 year                                         8/9              21/24

Tax-Managed Wealth Appreciation Strategy       Group           Universe
-------------------------------------------------------------------------------
1 year                                          4/5               8/12

Tax-Managed Wealth Preservation Strategy       Group           Universe
-------------------------------------------------------------------------------
1 year                                          1/4              15/64
3 year                                          3/3              17/33
5 year                                          1/2              13/17
10 year                                         1/1              3/6



(17) The Strategies' Lipper Performance Groups/Universes may not be identical to the corresponding Lipper Expense Group/Universe since the Strategies' Lipper Expense Groups/Universes may exclude funds with negative management fees and funds with a different expense structure. In addition, each Strategy's Lipper Performance Group/Universe only includes funds of the same Lipper investment classification/objective as the Strategy, in contrast to each Strategy's Lipper Expense Group/Universe, which may include funds of similar but not the same investment classification/objective.

(18) It should be noted that until September 2, 2003, Tax-Managed Balanced Wealth Strategy, which was formerly called Alliance Growth Investors Fund, and Tax-Managed Wealth Preservation Strategy, which was formerly called Alliance Conservative Investors Fund, were using different investment strategies, most notably, the Strategies were not-taxed managed funds. As a result, the long-term returns are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Tax-Managed Wealth Appreciation Strategy is relatively new compared to Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy.


134 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)(19) versus their benchmarks:(20)

                                        Periods Ending April 30, 2006
                                            Annualized Performance
-------------------------------------------------------------------------------
                                  1         3         5         10      Since
Strategy                         Year      Year      Year      Year   Inception
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth
  Strategy                      12.54     10.02      1.65      5.69      7.50
S&P 500 Stock Index             15.41     14.67      2.70      8.94     10.71
Lehman Brothers 5 year GO Muni
  Bond Index                     1.21      2.25      4.19      4.83      5.20
50% S&P 500 Stock Index / 50%
  Lehman Brothers 5 year GO Muni
  Index                          8.31      8.46      3.45      6.89      7.96

Tax-Managed Wealth
  Appreciation Strategy         25.84      N/A       N/A       N/A      16.49
S&P 500 Stock Index             15.41      N/A       N/A       N/A      13.21
70% S&P 500 Stock Index / 30%
  MSCI EAFE Index (Net)         20.83      N/A       N/A       N/A      17.17

Tax-Managed Wealth Preservation
  Strategy                       8.12      5.66      3.46      5.70      6.10
Lehman Brothers Aggregate Bond
  Index                          0.71      2.58      5.16      6.33      6.54
Lehman Brothers 5 year GO Muni
  Bond Index                     1.21      2.25      4.19      4.83      5.20
70% Lehman Brothers 5 year GO
  Muni Bond Index / 30% S&P 500
  Stock Index                    5.47      5.98      3.74      6.06      6.85

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006



(19) The performance returns shown are for the Class A shares of the Strategies.

(20) The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 135



THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

=========================================
Wealth Strategies Funds
=========================================

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

=========================================
Blended Style Funds
=========================================

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

=========================================
Growth Funds
=========================================

DOMESTIC

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

GLOBAL & INTERNATIONAL

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

=========================================
Value Funds
=========================================

DOMESTIC

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL

Global Value Fund
International Value Fund

=========================================
Taxable Bond Funds
=========================================

Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

=========================================
Municipal Bond Funds
=========================================

National                    Michigan
Insured National            Minnesota
Arizona                     New Jersey
California                  New York
Insured California          Ohio
Florida                     Pennsylvania
Massachusetts               Virginia

=========================================
Intermediate Municipal Bond Funds
=========================================

Intermediate California
Intermediate Diversified
Intermediate New York

=========================================
Closed-End Funds
=========================================

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

=========================================
Retirement Strategies Funds
=========================================

2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


136 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



ALLIANCEBERNSTEIN TAX-MANAGED WEALTHSTRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



TMW-0151-0806


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                              Audit     Audit-Related      Tax
                                              Fees          Fees          Fees
                                            --------   -------------   --------
AllianceBernstein Balanced
Wealth Strategy                     2005    $ 28,000      $ 1,620      $ 39,575
                                    2006    $ 21,500            0      $  7,650
AllianceBernstein Wealth
Appreciation Strategy               2005    $ 28,000      $ 1,620      $ 39,575
                                    2006    $ 21,500            0      $  7,650
AllianceBernstein Wealth
Preservation Strategy               2005    $ 28,000      $ 1,620      $ 39,575
                                    2006    $ 21,500            0      $  7,650
AllianceBernstein Tax-Managed
Balanced Wealth Strategy            2005    $ 42,000      $ 2,180      $ 20,175
                                    2006    $ 37,000            0      $  7,800
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy        2005    $ 42,000      $ 2,180      $  9,025
                                    2006    $ 37,000            0      $  7,800

AllianceBernstein Tax-Managed
Wealth Preservation Strategy        2005    $ 42,000      $ 2,180      $ 20,175
                                    2006    $ 37,000            0      $  7,800


(d) Not applicable.

(e)(1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)(2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                                       Total Amount of
                                                                                    Foregoing Column Pre-
                                                                                    approved by the Audit
                                                           All Fees for                   Committee
                                                        Non-Audit Services          (Portion Comprised of
                                                         Provided to the             Audit Related Fees)
                                                      Portfolio, the Adviser         (Portion Comprised of
                                                      and Service Affiliates               Tax Fees)
------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced
Wealth Strategy                          2005                 $843,970                   [$41,195]
                                                                                         ($ 1,620)
                                                                                         ($39,575)

                                         2006               $6,419,453                   [$ 7,650]
                                                                                         ($     0)
                                                                                         ($ 7,650)

AllianceBernstein Wealth
Appreciation Strategy                    2005                 $843,970                   [$41,195]
                                                                                         ($ 1,620)
                                                                                         ($39,575)

                                         2006               $6,419,453                   [$ 7,650]
                                                                                         ($     0)
                                                                                         ($ 7,650)

AllianceBernstein Wealth
Preservation Strategy                    2005                 $843,970                   [$41,195]
                                                                                         ($ 1,620)
                                                                                         ($39,575)

                                         2006               $6,419,453                   [$ 7,650]
                                                                                         ($     0)
                                                                                         ($ 7,650)

AllianceBernstein Tax-Managed
Balanced Wealth Strategy                 2005                 $825,130                   [$22,355]
                                                                                         ($ 2,180)
                                                                                         ($20,175)

                                         2006               $6,419,603                   [$ 7,800]
                                                                                         ($     0)
                                                                                         ($ 7,800)

AllianceBernstein Tax-Managed
Wealth Appreciation Strategy             2005                 $813,980                   [$11,205]
                                                                                         ($ 2,180)
                                                                                         ($ 9,025)

                                         2006               $6,419,603                   [$ 7,800]
                                                                                         ($     0)
                                                                                         ($ 7,800)

AllianceBernstein Tax-Managed
Wealth Preservation Strategy             2005                 $825,130                   [$22,355]
                                                                                         ($ 2,180)
                                                                                         ($20,175)

                                         2006               $6,419,603                   [$ 7,800]
                                                                                         ($     0)
                                                                                         ($ 7,800)

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       ----------      ------------------------
       12(a)(1)        Code of Ethics that is subject to the disclosure of
                       Item 2 hereof

       12(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

       12(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

       12(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:  October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   October 27, 2006

By:     /s/ Joseph J. Mantineo
        -----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   October 27, 2006